                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

                                                              File No. 002-28871
                                                              File No. 811-01485

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/

         Pre-Effective Amendment No.                                         / /

         Post-Effective Amendment No. 73                                     /X/

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              /X/

         Amendment No. 73

                         DELAWARE GROUP EQUITY FUNDS III
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            2005 Market Street, Philadelphia, Pennsylvania            19103-7094
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)               (Zip Code)

Registrant's Telephone Number, including Area Code:               (800) 523-1918

     David F. Connor, Esq., 2005 Market Street, Philadelphia, PA 19103-7094
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                            October 29, 2007

It is proposed that this filing will become effective:

    / /     immediately upon filing pursuant to paragraph (b)
-----------
    / /     on (date) pursuant to paragraph (b)
-----------
    / /     60 days after filing pursuant to paragraph (a)(1)
-----------
    /X/     on October 29, 2007 pursuant to paragraph (a)(1)
-----------
    / /     75 days after filing pursuant to paragraph (a)(2)
-----------
    / /     on (date) pursuant to paragraph (a)(2) of Rule 485.
-----------

If appropriate:

   / / This  post-effective  amendment  designates  a new  effective  date for a previously filed post-effective amendment.

This  Post-Effective  Amendment  relates  only  to  the  Class  A,  B,  C, R and
Institutional shares of the Registrant's Delaware American Services Fund series.
The  Registrant  is filing  this  Amendment  for the  purpose  of  revising  the investment  strategies for the Delaware American Services Fund. The prospectuses relating to the other  series of the  Registrant  are not amended or  superseded hereby.

                             --- C O N T E N T S ---

This Post-Effective Amendment No. 73 to Registration File No. 002-28871 includes the following:

1.       Facing Page

2.       Contents Page

3.       Part A - Prospectuses

4.       Part B - Statement of Additional Information

5.       Part C - Other Information

6.       Signatures

7.       Exhibits

GROWTH-EQUITY
                                             Delaware
                                             Investments(R)
                                             A member of Lincoln Financial Group

Prospectus        OCTOBER __, 2007

                           DELAWARE AMERICAN SERVICES FUND
                           CLASS A |X| CLASS B |X| CLASS C |X| CLASS R

The  Securities and Exchange  Commission  has not approved or disapproved  these
securities   or  passed  upon  the   adequacy  of  this   Prospectus,   and  any
representation to the contrary is a criminal offense.

Fund profile                                              page
Delaware American Services Fund

How we manage the Fund                                    page
Our investment strategies
The securities we typically invest in
The risks of investing in the Fund
Disclosure of portfolio holdings information

Who manages the Fund                                      page
Investment manager
Portfolio managers
Manager of managers structure
Who's who?

About your account                                        page
Investing in the Fund
   Choosing a share class
   Dealer compensation
Payments to intermediaries
How to reduce your sales charge
Waivers of Contingent Deferred Sales Charge
How to buy shares
Fair valuation
Retirement plans
Document delivery
How to redeem shares
Account minimums
Special services
Exchanges
Frequent trading of Fund shares
Dividends, distributions, and taxes
Certain management considerations

Financial highlights                                      page

Glossary                                                  page

Additional information                                    page

Profile: Delaware American Services Fund

What is the Fund's investment  objective?  Delaware American Services Fund seeks to provide long-term  capital growth.  Although the Fund will strive to meet its investment objective, there is no assurance that it will.

What are the Fund's main investment strategies? We invest primarily in stocks of
U.S. service and service-related  companies across the economic spectrum that we believe have the ability to generate high and sustainable earnings growth with a reasonable level of risk. The Fund uses a bottom-up  approach to stock selection that seeks to identify the companies that we believe to be industry leaders--the highest quality companies with exceptional business plans and the wherewithal to execute those plans.  These typically are companies in growing  industries whose meaningful  barriers to entry help sustain strong and growing market share. They possess  what we believe to be  superior  earnings-growth  potential,  financial strength,  and most  importantly,  exceptional  management.  We utilize multiple growth-oriented  valuation  metrics to  determine  how  attractive  a company is relative to other  companies.  While the Fund invests  broadly  across  economic sectors,  it tends to focus on the growing service components of the economy and have less exposure to industries  whose  historical  volatility  could introduce unwanted  levels of downside risk into the  portfolio.  The stocks can be of any size or  market  capitalization,  including  securities  of  emerging  or  other growth-oriented companies.  Under normal circumstances,  the Fund will invest at least 80% of its net assets in U.S. service and  service-related  companies (80%
policy) and may invest up to 20% of its net assets in foreign securities.

What are the main risks of investing  in the Fund?  Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest.  Over time,  the value of your  investment in the Fund will increase and decrease  according  to  changes  in the value of the  securities  in the Fund's portfolio. This Fund will be affected by declines in stock prices.

Although  the Fund will not  invest  more than 25% of its net  assets in any one industry,  the Fund may from time to time  invest a  significant  portion of its assets in specific sectors. In instances when there is greater  concentration in specific  sectors,  the Fund may be  particularly  sensitive  to  changes in the general market and economic conditions that affect those sectors.

For example,  in instances when there is a greater  concentration  of the Fund's assets in the financial services sector, the Fund may be particularly  sensitive to changes  in the  general  market  and  economic  conditions  that  affect the financial services sector. Financial services companies are subject to extensive government  regulation  which tends to limit the financial  commitments that the companies can make and the interest rates and other fees they can charge.  These limitations can have a significant  effect on the  profitability  of a financial services company.  Also,  financial services companies may be hurt when interest rates rise sharply,  although not all participants are affected  equally.  These stocks may also be vulnerable to rapidly rising inflation.  Moreover, government deregulation of the financial  industry may stall,  which could limit the profit potential of industry participants.

Moreover,  from time to time the Fund may have  significantly  lower exposure to
pharmaceuticals/biotechnology,   healthcare  devices,  and  technology  hardware
companies  than  the  Fund's   benchmark.   In  instances  where  the  Fund  has
significantly  lower-than-market  exposure to such  industries,  the Fund may be particularly sensitive to the general market and other economic conditions which are highly  favorable  to those  industries  and  subsequently  may not  benefit proportionately from those conditions.

In  addition,  the  smaller  companies  that the Fund may invest in may  involve greater risk than other companies due to their size,  narrower lines of products or services,  limited  financial  resources and greater  sensitivity to economic conditions.  Stocks of smaller  companies may  experience  volatile  trading and price fluctuations, especially in the short-term.

The Fund's 80% policy  described  above is not a  fundamental  policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days' notice prior to any such change.

For a more complete  discussion  of risk,  please see "The risks of investing in the Fund" on page [x].

Who should invest in the Fund
o    Investors with long-term financial goals
o    Investors seeking an investment primarily in common stocks
o    Investors seeking exposure to the capital appreciation opportunities of the service sectors of the market

Who should not invest in the Fund
o    Investors with short-term financial goals
o    Investors whose primary goal is current income
o    Investors  who are  unwilling to accept  share  prices that may  fluctuate, sometimes significantly, over the short term

An  investment  in the Fund is not a deposit  of any bank and is not  insured or guaranteed by the Federal Deposit Insurance  CorpoFration  ("FDIC") or any other government agency.

YOU  SHOULD  KEEP  IN MIND  THAT AN  INVESTMENT  IN THE  FUND IS NOT A  COMPLETE
INVESTMENT  PROGRAM;  IT  SHOULD  BE  CONSIDERED  JUST  ONE  PART OF YOUR  TOTAL
FINANCIAL  PLAN.  BE SURE TO DISCUSS  THIS FUND WITH YOUR  FINANCIAL  ADVISOR TO
DETERMINE WHETHER IT IS AN APPROPRIATE CHOICE FOR YOU.

How has Delaware American Services Fund performed?

This bar chart and table can help you  evaluate  the risks of  investing  in the
Fund. We show how annual  returns for the Fund's Class A shares have varied over the past seven calendar years, as well as the average annual returns of Class A,
B, C,  and R  shares  for the  one-  and  five-year  and  lifetime  periods,  as applicable.  Prior to  March  1,  2001,  the  Fund  had not  engaged  in a broad distribution  effort of its  shares and had been  subject to limited  redemption
requests.   The  Fund's  past  performance  (before  and  after  taxes)  is  not necessarily  an  indication  of how it will perform in the future.  Instances of high  double-digit  returns are highly  unusual,  cannot be sustained,  and were achieved  primarily  during  favorable  market  conditions.  The returns reflect expense caps in effect  during  certain of these  periods.  The returns would be lower  without  the  espense  caps.  Please  see the  footnotes  on page [x] for additional information about the expense caps.

Year-by-year total return (Class A)

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR-BY-YEAR TOTAL RETURN (CLASS A)]

---------- --------- --------- ---------- ---------- ----------- ---------
     2000      2001      2002       2003       2004        2005      2006
---------- --------- --------- ---------- ---------- ----------- ---------
   38.79%    12.07%    -7.82%     48.65%     23.31%       4.64%     [xx%]
---------- --------- --------- ---------- ---------- ----------- ---------

As of September 30, 2007, the Fund`s Class A shares had a calendar  year-to-date return of [xx%].  During the periods  illustrated  in this bar chart,  Class A's highest quarterly return was [33.79%] for the quarter ended [March 31, 2000] and its lowest  quarterly  return was [-15.86%] for the quarter ended [September 30,
2002.]

The maximum Class A sales charge of 5.75%,  which is normally  deducted when you purchase shares, is not reflected in the previous paragraph or in the bar chart.
If this sales charge were included,  the returns would be less than those shown.
The average annual returns in the table below do include the sales charge.

Average annual returns for periods ending 12/31/06
---------------------------------------------- ---------- ---------- -----------
                                                 1 year    5 years    Lifetime**
---------------------------------------------- ---------- ---------- -----------
Class A return before taxes                      [xx%]      [xx%]       [xx%]
---------------------------------------------- ---------- ---------- -----------
Class A return after taxes on distributions      [xx%]      [xx%]       [xx%]
---------------------------------------------- ---------- ---------- -----------
Class A return after taxes on distributions      [xx%]      [xx%]       [xx%]
and sale of Fund shares
---------------------------------------------- ---------- ---------- -----------
Class B return before taxes*                     [xx%]       N/A        [xx%]
---------------------------------------------- ---------- ---------- -----------
Class C return before taxes*                     [xx%]       N/A        [xx%]
---------------------------------------------- ---------- ---------- -----------
Class R return before taxes                       N/A        N/A        [xx%]
---------------------------------------------- ---------- ---------- -----------
S&P 500 Composite Stock Index (reflects no       [xx%]      [xx%]       [xx%]
deduction for fees, expenses, or taxes)
---------------------------------------------- ---------- ---------- -----------

The  Fund's  returns  above  are  compared  to the  performance  of the  S&P 500
Composite  Stock Index.  The S&P 500 Composite Stock Index is an unmanaged index of 500 widely held common stocks that is often used to represent  performance of the U.S. stock market.  You should remember that,  unlike the Fund, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying,  selling, and holding securities.  Maximum sales charges are included in the Fund returns shown above.

After-tax  performance  is  presented  only for Class A shares of the Fund.  The after-tax  returns for other Fund  classes may vary.  Actual  after-tax  returns depend on the  investor's  individual  tax  situation  and may  differ  from the
returns  shown.   After-tax   returns  are  not  relevant  for  shares  held  in
tax-deferred  investment vehicles,  such as employer-sponsored  401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest  individual  federal  marginal income tax rates in effect during the periods  presented  and do not reflect the impact of state and local taxes.  The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g.,  qualified vs. non-qualified  dividends) and may be
different  than  the  final  tax   characterization   of  such  elements.   Past
performance, both before and after taxes, is not a guarantee of future results.

*    Total returns assume  redemption of shares at end of period. If shares were not  redeemed,  the returns  (before  taxes) for Class B would be [xx%] and
     [xx%] for the one-year and lifetime periods,  respectively.  If shares were not redeemed, the returns before taxes for Class C would [xx%] and [xx%]for the  one-year  and  lifetime  periods,  respectively.  If  shares  were not redeemed,  the  returns  before  taxes  for  Class R would be [xx%] for the lifetime period.

**   Lifetime  returns  are shown if the Fund or Class  existed for less than 10 years.  The returns shown for Class A, Class B, Class C, and Class R shares are shown for the lifetime  period because the inception dates for Class A,
     Class B, Class C, and Class R shares were  December 29, 1999,  February 28,
     2001, and October 1, 2005. The S&P 500 Composite  Stock Index return is for the Fund's Class A lifetime period.  The Index return for Class B and Class
     C lifetimes was [xx%]. The Index return for Class R lifetime was [xx%]. The
     S&P 500 Composite  Stock Index reports returns on a monthly basis as of the last day of the month.  As a result,  the Index return for Class A lifetime reflects the return from December 31, 1999 through  December 31, 2006;  for
     Class B and Class C lifetimes  reflect the return  from  February  28, 2001 through  December  31, 2006;  and for Class R lifetime  reflects the return from October 31, 2005 through December 31, 2006.

What are the Fund's fees and expenses?

--------------------------- --------------------------------- ----------- ----------- ----------- ----------
Sales charges are fees      CLASS                                      A           B           C          R
paid directly from your     --------------------------------- ----------- ----------- ----------- ----------
investments when you buy    Maximum sales charge (load)            5.75%        none        none       none
or sell shares of the       imposed on purchases as a
Fund. You do not pay        percentage of offering price
sales charges when you      --------------------------------- ----------- ----------- ----------- ----------
buy or sell Class R         Maximum contingent deferred          none(1)    4.00%(2)    1.00%(3)       none
shares.                     sales charge (load) as a
                            percentage of original purchase
                            price or redemption price,
                            whichever is lower
                            --------------------------------- ----------- ----------- ----------- ----------
                            Maximum sales charge (load)             none        none        none       none
                            imposed on reinvested dividends
                            --------------------------------- ----------- ----------- ----------- ----------
                            Redemption fees                         none        none        none       none
                            --------------------------------- ----------- ----------- ----------- ----------
                            Exchange fees(4)                        none        none        none       none
--------------------------- --------------------------------- ----------- ----------- ----------- ----------

--------------------------- --------------------------------- ----------- ----------- ----------- ----------
Annual fund operating       CLASS                                 A           B           C           R
expenses are deducted       --------------------------------- ----------- ----------- ----------- ----------
from the Fund's assets.     Management fees                     [xx%]       [xx%]       [xx%]       [xx%]
                            --------------------------------- ----------- ----------- ----------- ----------
                            Distribution and service            [xx%]       [xx%]       [xx%]       [xx%]
                            (12b-1) fees
                            --------------------------------- ----------- ----------- ----------- ----------
                            Other expenses                      [xx%]       [xx%]       [xx%]       [xx%]
                            --------------------------------- ----------- ----------- ----------- ----------
                            Acquired fund fees and expenses     [xx%]       [xx%]       [xx%]       [xx%]
                            --------------------------------- ----------- ----------- ----------- ----------
                            Total annual fund operating         [xx%]       [xx%]       [xx%]       [xx%]
                            expenses
                            --------------------------------- ----------- ----------- ----------- ----------
                            Fee waivers and payments            [xx%]       [xx%]       [xx%]       [xx%]
                            --------------------------------- ----------- ----------- ----------- ----------
                            Net expenses                        [xx%]       [xx%]       [xx%]       [xx%]
--------------------------- --------------------------------- ----------- ----------- ----------- ----------

--------------- ----------- ---------- ---------- ---------------- ---------- ----------------- -----------
This example    CLASS               A       B(6)             B(6)         C                 C           R
is intended                                         (if redeemed)                (if redeemed)
to help you     ----------- ---------- ---------- ---------------- ---------- ----------------- -----------
compare the     1 year          [$xx]      [$xx]           [$xx]       [$xx]             [$xx]       [$xx]
cost of         ----------- ---------- ---------- ---------------- ---------- ----------------- -----------
investing in    3 years         [$xx]      [$xx]           [$xx]       [$xx]             [$xx]       [$xx]
the Fund to     ----------- ---------- ---------- ---------------- ---------- ----------------- -----------
the cost of     5 years         [$xx]      [$xx]           [$xx]       [$xx]             [$xx]       [$xx]
investing in    ----------- ---------- ---------- ---------------- ---------- ----------------- -----------
other mutual    10 years        [$xx]      [$xx]           [$xx]       [$xx]             [$xx]       [$xx]
funds with      ----------- ---------- ---------- ---------------- ---------- ----------------- -----------
similar
investment
objectives.
We show the
cumulative
amount of
Fund expenses
on a
hypothetical
investment of
$10,000 with
an annual 5%
return over
the time
shown.
The Fund's
actual rate
of return may
be greater or
less than the
hypothetical
5% return we
use here. For
Class A and
Class R
shares, this
example
reflects the
net operating
expenses with
applicable
waivers for
the one-year
contractual
period and
total
operating
expenses
without
waivers for
years two
through 10.
For Class B
and Class C
shares, this
example
assumes that
the Fund's
total
operating
expenses
remain
unchanged in
each of the
periods we
show.  This
is an example
only, and
does not
represent
future
expenses,
which may be
greater or
less than
those shown
here.
--------------------------------------------------------------------------------

(1)  A purchase of Class A shares of $1 million or more may be made at net asset value (NAV). However, if you buy the shares through a financial advisor who is paid a commission,  a contingent deferred sales charge (CDSC) will apply to  redemptions  made  within  two years of  purchase.  Additional  Class A purchase options that involve a CDSC may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2)  If you redeem Class B shares during the first year after you buy them,  you will pay a CDSC of 4.00%,  which  declines to 3.25% during the second year,
     2.75% during the third year, 2.25% during the fourth and fifth years, 1.50%
     during the sixth year, and 0% thereafter.
(3)  Class C shares  redeemed within one year of purchase are subject to a 1.00%
     CDSC.
(4)  Exchanges are subject to the  requirements of each Delaware  Investments(R)
     Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(5)  The Fund's distributor,  Delaware  Distributors,  L.P.  (Distributor),  has
     contracted  to limit the Class A and Class R shares' 12b-1 fees from [_ _],
     2007  through [ ], 2008 to no more than 0.25% and 0.50%,  respectively,  of the Fund's average daily net assets.
(6)  The Class B example  reflects the  conversion  of Class B shares to Class A shares  after  eight  years.  Information  for the ninth  and  tenth  years reflects expenses of the Class A shares.

How we manage the Fund

Our investment strategies
We research  individual  companies and analyze  economic and market  conditions, seeking to identify the  securities or market sectors that we think are the best investments  for the Fund.  The following is a description  of how the portfolio managers pursue the Fund's investment objective.

We take a disciplined approach to investing, combining investment strategies and risk  management  techniques  that we believe can help  shareholders  meet their goals.

We strive to identify  companies  that offer the potential  for long-term  price appreciation. With respect to the Fund's 80% policy described above, we consider
American  services  companies  to  be  those  U.S.  service  or  service-related companies  in the basic  industry/capital  goods,  business  services,  consumer non-durables,  consumer services, energy, financial services, and transportation sectors as well as  service-related  companies  in other  sectors.  We will also invest  selectively  in U.S.  service-oriented  companies in the  healthcare and technology  sectors.  From time to time,  the Fund may focus its  investments on companies in one sector over companies in other sectors.

The Fund  employs a bottom-up  stock  selection  approach to find  companies  we believe to be the leading  companies in the services sectors of the economy.  In our search for such companies,  we will evaluate a stock's current  valuation by
reviewing   such   factors   as   forward   price-to-earnings,    price-to-book,
price-to-free  cashflow and revenues, as well as historic and projected earnings and growth rates.  Additional  factors,  including  cost of capital and employee utilization  characteristics,  such as revenue per  employee,  may also be taken into account.

Once we  identify  stocks  that  have  attractive  characteristics,  we  further evaluate the company.  We look at the  capability of the  management  team,  the strength of the company's  position  within its industry,  the potential for the company to develop new  products or markets,  how high the  company's  return on equity  is,  and  the  stringency  of the  company's  financial  and  accounting policies.

The Fund's investment objective is non-fundamental. This means that the Board of
Trustees (Board) may change the Fund's objective without  obtaining  shareholder approval.  If the objective were changed,  we would notify shareholders at least
60 days before the change in the objective became effective.

The securities we typically invest in
Stocks offer  investors  the  potential  for capital  appreciation,  and may pay dividends as well.

---------------------------------------- ------------------------------------
              Securities                           How we use them
---------------------------------------- ------------------------------------
Common stocks: Securities that           We invest at least 65% of the
represent shares of ownership in a       Fund's total assets in equity
corporation. Stockholders participate    securities (including common
in the corporation's profits and         stocks and convertible
losses, proportionate to the number of   securities).  Generally, however,
shares they own.                         we invest 90% to 100% of net
                                         assets in common stock. We may
                                         invest in common stocks of any
                                         market capitalization.
---------------------------------------- ------------------------------------
American Depositary Receipts (ADRs):     We may invest without limit in
ADRs are receipts issued by a            ADRs and will do so when we
depositary (usually a U.S. bank) that    believe they offer greater value
represent the bank's holdings of a       and greater appreciation potential
stated number of shares of a foreign     than U.S. securities.
corporation.  An ADR entitles the
holder to all dividends and capital
gains earned by the underlying foreign
shares. ADRs are bought and sold on
U.S. securities exchanges in the same
way as other U.S. securities.
---------------------------------------- ------------------------------------
Convertible securities: Usually          We may invest in convertible
preferred stocks or corporate bonds      securities and select them on
that can be exchanged for a set number   the basis of the common stock
of shares of common stock at a           into which they can be
predetermined price.                     converted, not on the basis of
                                         the debt ratings of the
                                         convertible securities.
---------------------------------------- ------------------------------------
Repurchase agreements: An agreement      Typically, we use repurchase
between a buyer of securities, such as   agreements as a short-term
a fund, and a seller of securities, in   investment for the Fund's cash
which the seller agrees to buy the       position. In order to enter into
securities back within a specified       these repurchase agreements, the
time at the same price the buyer paid    Fund must have collateral of at
for them, plus an amount equal to an     least 102% of the repurchase
agreed upon interest rate. Repurchase    price.  We will only enter into
agreements are often viewed as           repurchase agreements in which the
equivalent to cash.                      collateral is comprised of U.S.
                                         government securities.
---------------------------------------- ------------------------------------
Restricted securities: Privately         We may invest in privately placed
placed securities whose resale is        securities, including those that
restricted under U.S. securities laws.   are eligible for resale only among
                                         certain institutional buyers
                                         without registration, which are
                                         commonly known as "Rule 144A
                                         Securities."  Restricted
                                         securities that are determined to
                                         be illiquid may not exceed the
                                         Fund's 15% limit on illiquid
                                         securities.
---------------------------------------- ------------------------------------
Options and futures: Options represent   If we have stocks in the Fund that
a right to buy or sell a security at     have unrealized gains because of
an agreed upon price at a future date.   past appreciation, we would want
The purchaser of an option may or may    to protect those gains when we
not choose to go through with the        anticipate adverse conditions. We
transaction.                             might use options or futures to
                                         neutralize the effect of any price
Futures contracts are agreements for     declines, without selling the
the purchase or sale of securities at    security.  For example, we might
a specified price, on a specified        buy a put option giving us the
date.  Unlike an option, a futures       right to sell the stock at a
contract must be executed unless it is   specific price on a specific date
sold before the settlement date.         in the future.  If prices then
                                         fell, our decline would be offset
Certain options and futures may be       by the gain on the put option. On
considered to be derivative securities.  the other hand, if prices rose, we would lose the amount paid for the
                                         put option, but we would still own
                                         the stock, and could benefit from
                                         the appreciation.

                                         Use of these strategies can
                                         increase the operating costs of
                                         the Fund and can lead to loss of
                                         principal.

                                         The Fund has claimed an exclusion
                                         from the definition of the term
                                         "commodity pool operator" under
                                         the Commodity Exchange Act (CEA)
                                         and, therefore, is not subject to
                                         registration or regulation as a
                                         commodity pool operator under the
                                         CEA.
---------------------------------------- ------------------------------------
Illiquid securities: Securities that     We may invest up to 15% of the
do not have a ready market and cannot    Fund's net assets in illiquid
be readily sold within seven days at     securities.
approximately the price at which a
fund has valued them.
---------------------------------------- ------------------------------------

The Fund may also  invest in other  securities,  including  warrants,  preferred stocks,  and bonds.  The Fund may invest up to 20% of its net assets directly in foreign  securities;  however,  the Fund's  manager has no present  intention of doing  so.  Please  see  the  Statement  of  Additional  Information  (SAI)  for
additional  descriptions  of these  securities,  as well as those  listed in the table above.

Lending securities
We may lend up to 25% of the  Fund's  assets  to  qualified  broker/dealers  and institutional investors for their use in securities  transactions.  Borrowers of the Fund's securities must provide  collateral to the Fund and adjust the amount of collateral each day to reflect changes in the value of the loaned securities.
These transactions may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed-delivery basis
We may buy or sell securities on a when-issued or  delayed-delivery  basis; that is, paying for securities before delivery or taking delivery at a later date. We will  designate  cash or  securities  in amounts  sufficient to cover the Fund's obligations, and will value the designated assets daily.

Borrowing from banks
We may borrow  money from banks as a  temporary  measure  for  extraordinary  or emergency  purposes or to facilitate  redemptions,  though we normally do not do
so. We will be  required to pay  interest  to the  lending  banks on the amounts borrowed. As a result,  borrowing money could result in the Fund being unable to meet its investment objective.

Temporary defensive positions
For temporary defensive  purposes,  we may hold a substantial part of the Fund's assets in high-quality,  fixed-income securities,  cash, or cash equivalents, or other high-quality,  short-term  instruments.  To the extent that the Fund holds these investments, the Fund may be unable to achieve its investment objective.

Portfolio turnover
It is possible  that the Fund's  annual  portfolio  turnover may be greater than
100%. A turnover  rate of 100% would occur if, for example,  the Fund bought and sold all of the  securities  in its  portfolio  once in the  course of a year or frequently  traded a single security.  A high rate of portfolio  turnover in any year may  increase  brokerage  commissions  paid and  could  generate  taxes for shareholders on realized investment gains.

The risks of investing in the Fund
Investing  in any mutual fund  involves  risk,  including  the risk that you may receive little or no return on your  investment,  and the risk that you may lose part or all of the money you invest.  Before you invest in the Fund,  you should carefully  evaluate  the risks.  Because  of the nature of the Fund,  you should consider your investment to be a long-term  investment  that typically  provides the best results when held for a number of years.  The table below describes the principal risks you assume when investing in the Fund.  Please see the SAI for a further discussion of these risks and other risks not discussed here.

----------------------------------------- --------------------------------------
                 Risks                         How we strive to manage them
----------------------------------------- --------------------------------------
Market risk is the risk that all or a     We maintain a long-term investment
majority of the securities in a certain   approach and focus on securities that
market -- like the stock or bond market   we believe can appreciate over an
-- will decline in value because of       extended period of time regardless of
economic conditions, future               interim market fluctuations. We do not
expectations, or investor confidence.     try to predict overall stock market
                                          movements and though we may hold
                                          securities for any amount of time, we
                                          generally do not trade for short-term
                                          purposes.

----------------------------------------- --------------------------------------
Industry and security risk:  Industry     Although we will not invest more than
risk is the risk that the value of        25% of the Fund's net assets in any
securities in a particular industry       one industry, we may from time to time
will decline because of changing          invest a significant portion of the
expectations for the performance of       Fund's assets in specific sectors. As
that industry.                            a consequence, the value of Fund
                                          shares can be expected to fluctuate in
Security risk is the risk that the        response to economic, political, or
value of an individual stock or bond      regulatory developments affecting
will decline because of changing          companies in those specific sectors,
expectations for the performance of the   and may fluctuate more widely than
individual company issuing the stock or   shares of a fund that invests in a
bond.                                     broader range of industries or
                                          sectors. For example, to the extent
                                          that the Fund invests more heavily in
                                          the financial services sector, the
                                          Fund may be more susceptible to any
                                          single economic, political, or
                                          regulatory development affecting the
                                          financial services industry.

                                           We limit the amount of the Fund's
                                          assets invested in any one industry
                                          and in any individual security. We
                                          also follow a rigorous selection
                                          process when choosing securities and
                                          continually monitor them while they
                                          remain in the portfolio.

----------------------------------------- --------------------------------------
Interest rate risk is the risk that        We analyze each company's financial
securities will decrease in value if      situation and its cash flow to
interest rates rise. The risk is          determine the company's ability to
generally associated with bonds;          finance future expansion and
however, because small- and               operations.  The potential impact that
medium-sized companies often borrow       rising interest rates might have on a
money to finance their operations, they   stock is taken into consideration
may be adversely affected by rising       before the stock is purchased. The
interest rates because such changes       Fund holds the stock of a mix of
impact their cost of capital and          different financial companies some of
profitability. Financial services         which may be more or less sensitive to
companies may also be affected by         interest rate changes.
interest rate changes as such changes
impact their cost of capital and
profitability.

----------------------------------------- --------------------------------------
Foreign risk is the risk that foreign     The Fund typically invests only a
securities may be adversely affected by   small portion of its portfolio in
political instability, changes in         foreign securities or ADRs. When we do
currency exchange rates, foreign          purchase foreign securities, they are
economic conditions, or inadequate        often denominated in U.S. dollars. We
regulatory and accounting standards.      also tend to avoid markets where we
                                          believe accounting standards or the
                                          regulatory structure are
                                          underdeveloped.

----------------------------------------- --------------------------------------
Company size risk is the risk that        We seek opportunities among companies
prices of small- and medium-size          of all sizes.  Because the Fund's
companies may be more volatile than       portfolio does not concentrate
those of larger companies because of      specifically on small- or medium-size
limited financial resources or            companies, this risk may be balanced
dependence on narrow product lines.       by our holdings of large companies.
----------------------------------------- --------------------------------------

----------------------------------------- --------------------------------------
                 Risks                         How we strive to manage them
----------------------------------------- --------------------------------------
Liquidity risk is the possibility that    We limit exposure to illiquid
securities cannot be readily sold         securities to 15% of the Fund's net
within seven days at approximately the    assets.
price at which a fund has valued them.

----------------------------------------- --------------------------------------
Futures and options risk is the           We will not use futures and options
possibility that a fund may experience    for speculative reasons. We may use
a significant loss if it employs an       futures and options to protect gains
options or futures strategy related to    in the portfolio without actually
a security or a market index and that     selling a security.  We may also use
security or index moves in the opposite   options and futures to quickly invest
direction from what the portfolio         excess cash so that the portfolio is
manager anticipated.  Futures and         generally fully invested.
options also involve additional
expenses, which could reduce any
benefit or increase any loss to a fund
from using the strategy.
----------------------------------------- ----------------------------------------

Disclosure of portfolio holdings information
A  description  of the  Fund's  policies  and  procedures  with  respect  to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

Who manages the Fund

Investment manager
The Fund is  managed  by  Delaware  Management  Company  (Manager),  a series of
Delaware Management Business Trust, which is a subsidiary of Delaware Management
Holdings,  Inc. The Manager makes investment decisions for the Fund, manages the
Fund's business affairs,  and provides daily  administrative  services.  For its services to the Fund, the Manager was paid an aggregate fee, net of waivers,  of
[x.xx%] of the Fund's average daily net assets for the last fiscal year.

A  discussion  of the basis for the Board's  approval  of the Fund's  investment advisory  contract is available in the Fund's annual report to shareholders  for the period ended June 30, 2007.

Portfolio managers
Marshall T. Bassett has primary  responsibility for making day-to-day investment decisions  for the Fund.  When making  investment  decisions  for the Fund,  Mr.
Bassett  regularly  consults  with Steven G.  Catricks,  Liu-Er  Chen,  Barry S.
Gladstein,  Christopher  M.  Holland,  Steven T. Lampe,  Rudy D.  Torrijos  III,
Michael S. Tung, and Lori P. Wachs.

Marshall T. Bassett, Senior Vice President,  Chief Investment Officer - Emerging
Growth Equity
Mr. Bassett joined  Delaware  Investments in 1997. He leads the firm's  Emerging
Growth team, which focuses on small-,  mid-, and smid-cap  investment  products, and strategies. Prior to taking over leadership of the Emerging Growth team, Mr.
Bassett  spent  eight  years as a portfolio  manager  and  analyst,  focusing on consumer and retail  stocks in the growth area.  From 1989 to 1997, he worked at
Morgan Stanley Asset Management  Group,  where he most recently served as a vice president in its Emerging Growth group,  analyzing small-cap  companies.  Before that,  he worked at a community  bank in  Hopkinsville,  Ky.,  which  eventually became part of The Sovran Bank and Trust  Company.  He received  his  bachelor's degree from Duke University and an MBA from the Fuqua School of Business at Duke
University. Mr. Bassett is a member of the Fuqua School's alumni board.

Steven G. Catricks, CFA, Vice President, Portfolio Manager
Mr.  Catricks  joined  Delaware  Investments  in 2001.  He handles  research and analysis in the technology  sector for the firm's  Emerging  Growth Equity team.
Previously,  he was an equity analyst at BlackRock  Financial from 1999 to 2000, where he specialized in small-capitalization  growth stocks. He also worked as a systems  engineer at Dow  Jones/Factiva,  and as a senior systems engineer at GE
Aerospace/Lockheed  Martin.  He started his career as a systems  engineer at the
Naval Air  Development  Center,  where he spent 15 years.  Mr.  Catricks holds a bachelor's degree in electrical  engineering from Drexel University,  a master's degree in engineering  from the University of Pennsylvania  and has more than 18 years of experience in the technology industry.  Mr. Catricks is a member of the
Institute of Electrical and Electronics Engineers.

Liu-Er Chen,  CFA, Senior Vice President,  Chief  Investment  Officer - Emerging
Markets
Mr.  Chen  joined  Delaware  Investments  in  September  2006 to lead the firm's international  Emerging  Markets team.  Previously,  he spent nearly 11 years at
Evergreen  Investment  Management  Company,  where he most  recently  served  as managing  director and senior  portfolio  manager.  He co-managed  the Evergreen
Emerging  Markets  Growth  Fund from 1999 to 2001,  and became  the Fund's  sole manager in 2001. He also served as the sole manager of the Evergreen Health Care
Fund since its inception in 1999. Mr. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management,  Mr. Chen worked for three years in sales,  marketing,  and business development for major
American  and  European  pharmaceutical  and  medical  device  companies.  He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Barry S. Gladstein, CFA, Vice President, Portfolio Manager
Mr. Gladstein joined Delaware  Investments in 1995. He is a portfolio manager in the energy,  industrials,  and materials  sector of the firm's  Emerging  Growth
Equity  team.  Prior  to  joining  Delaware  Investments,  he  was  director  of operational  planning  at  CIGNA  Corporation  from  1991 to 1995  and a  senior accountant  with Arthur  Young.  He holds a  bachelor's  degree from  Binghamton
University and an MBA from The Wharton School of the University of Pennsylvania, and he is a member of The CFA Society of Philadelphia.

Christopher M. Holland, Vice President, Portfolio Manager
Mr. Holland,  who joined Delaware Investments in 2001, is a portfolio manager in the business services sector of the firm's Emerging Growth Equity team. Prior to joining Delaware Investments,  Mr. Holland worked for three years as a municipal fixed income analyst at BlackRock and in private client  services at J.P. Morgan
Chase for another year. Mr. Holland holds a bachelor's  degree in economics from the  University  of Delaware  and an MBA with a  concentration  in finance  from
Villanova University.

Steven T. Lampe, CPA, Vice President, Portfolio Manager
Mr. Lampe,  who joined Delaware  Investments in 1995, is a portfolio  manager in the  business and  financial  services  and  healthcare  sectors of the Emerging
Growth  Equity  team.  He  previously  served as a manager  at  Pricewaterhouse, specializing in financial services firms. Mr. Lampe received a bachelor's degree in economics and an MBA with a concentration  in finance from The Wharton School of the University of Pennsylvania.

Rudy D. Torrijos III, Vice President, Portfolio Manager
Mr.  Torrijos  joined  Delaware  Investments in July 2005,  where he serves as a portfolio  manager with a focus on the technology sector for the firm's Emerging
Growth  Equity  team.  He spent the prior two years as a  technology  analyst at
Fiduciary  Trust,  where he was responsible for sector  management of technology stocks for small-cap equity products.  From 1997 to 2002 he worked for Neuberger
Berman Growth Group, first as an analyst and then as fund manager.  Mr. Torrijos worked as a technology analyst at Hellman Jordan Management for three years, and he began his  career as a  marketing/strategic  financial  planning  analyst  at
Unocal in Los  Angeles.  Mr.  Torrijos  attended  Harvard  University,  where he graduated with a bachelor's degree in applied mathematics/economics.

Michael S. Tung, M.D., Vice President, Equity Analyst
Dr. Tung joined Delaware  Investments in November 2006 and covers the technology and healthcare  sectors across all regions for the firm's Emerging Markets team.
He spent the prior 20 months as a vice president at the Galleon Group,  where he performed  fundamental  research in the  medical  technology  and  biotechnology sectors.  From late 2003 to 2005 he was an analyst  responsible for investing in healthcare equities for Hambrecht & Quist Capital Management,  and he spent most of 2003  as a  junior  analyst  for  Durus  Capital  Management.  He  began  his professional  career in the medical  field from 2001 to the  beginning  of 2003, first as a physician  at the Lemuel  Shattuck  Hospital of the Tufts  University
School of Medicine  and then as an  anesthesiologist  at Beth  Israel  Deaconess
Medical  Center at the Harvard  Medical  School.  Dr. Tung  received  bachelor's degrees in  economics  and  biology,  summa cum laude,  from  George  Washington
University, where he spent a year at Oxford University in England as one of only three students awarded the Pembroke College  Scholarship.  He earned his medical doctorate and an MBA from the Tufts University  School of Medicine.  Dr. Tung is also a licensed physician in the state of Massachusetts.

Lori P. Wachs, CFA, Vice President, Portfolio Manager
Ms. Wachs joined  Delaware  Investments in 1992. She is a portfolio  manager and analyst for the consumer sector in the firm's Emerging Growth Equity group.  She
joined  Delaware   Investments  after  serving  in  the  equity-risk   arbitrage
department of Goldman Sachs from 1990 to 1992. She holds a bachelor's  degree in economics from The Wharton School of the University of Pennsylvania.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation,  other  accounts  managed  by  the  portfolio  managers,  and  the portfolio managers' ownership of other Fund shares.

Manager of Managers Structure

The  Fund  and the  Manager  have  received  an  exemptive  order  from the U.S.
Securities and Exchange  Commission (SEC) to operate under a manager of managers structure that permits the Manager,  with the approval of the Board,  to appoint and replace  sub-advisors,  enter into sub-advisory  agreements,  and materially amend and  terminate  sub-advisory  agreements  on  behalf  of the Fund  without shareholder  approval  (Manager  of  Managers  Structure).  Under the Manager of
Managers  Structure,  the  Manager  has  ultimate  responsibility,   subject  to
oversight  by the Fund's  Board,  for  overseeing  the Fund's  sub-advisors  and recommending to the Board their hiring,  termination,  or  replacement.  The SEC order does not apply to any sub-advisor  that is affiliated with the Fund or the
Manager.  While the  Manager  does not  currently  expect to use the  Manager of
Managers  Structure  with  respect to the Fund,  the Manager may, in the future, recommend  to the Fund's  Board the  establishment  of the  Manager of  Managers
Structure by recommending  the hiring of one or more  sub-advisors to manage all or a portion of the Fund's portfolio.

The  Manager of Managers  Structure  enables  the Fund to operate  with  greater efficiency  and  without  incurring  the  expense  and  delays  associated  with
obtaining   shareholder  approvals  for  matters  relating  to  sub-advisors  or sub-advisory  agreements.  The Manager of Managers  Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder  approval.  Shareholders  will be notified  of any  changes  made to sub-advisors or sub-advisory agreements within 90 days of the change.

Who's who?
This   diagram   shows  the  various   organizations   involved   in   managing,
administering, and servicing the Delaware Investments(R) Funds.

[GRAPHIC  OMITTED:   DIAGRAM  SHOWING  THE  VARIOUS  ORGANIZATIONS  INVOLVED  IN
MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS(R) FundS]

                                            Board of Trustees
Investment manager                                                                Custodian
Delaware Management Company                                                       Mellon Bank, N.A.
2005 Market Street                                                                One Mellon Center
Philadelphia, PA 19103-7094                      The Fund                         Pittsburgh, PA  15285

                             Distributor                               Service agent
                             Delaware Distributors, L.P.               Delaware Service Company, Inc.
                             2005 Market Street                        2005 Market Street
                             Philadelphia, PA 19103-7094               Philadelphia, PA 19103-7094

                             Financial intermediary wholesaler
                             Lincoln Financial Distributors, Inc.
                             2001 Market Street
                             Philadelphia, PA 19103-7055
Portfolio managers
(see page [xx] for details)
                                            Financial advisors

                                             Shareholders

Board of Trustees   A mutual fund is governed  by a board of trustees  which has oversight  responsibility  for the  management of the fund's  business  affairs.
Trustees  establish  procedures  and oversee and review the  performance  of the investment  manager,  the distributor,  and others that perform services for the fund. Generally,  at least 40% of the board of trustees must be independent of a fund's investment manager and distributor.  However,  the Fund relies on certain exemptive  rules  adopted by the SEC that  require  its Board of  Trustees to be comprised  of  a  majority  of  such  independent  Trustees.  These  independent
Trustees, in particular, are advocates for shareholder interests.

Investment manager  An investment manager is a company responsible for selecting portfolio  investments  consistent with the objective and policies stated in the mutual fund's  prospectus.  The investment  manager places portfolio orders with broker/dealers  and is responsible  for obtaining the best overall  execution of those  orders.  A  written  contract  between a mutual  fund and its  investment manager specifies the services the investment manager performs.  Most management contracts provide for the investment manager to receive an annual fee based on a percentage of the fund's  average daily net assets.  The  investment  manager is subject  to  numerous  legal  restrictions,  especially  regarding  transactions between itself and the funds it advises.

Portfolio managers  Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian    Mutual funds  are  legally  required  to  protect  their  portfolio securities  and most  funds  place them with a  qualified  bank  custodian  that segregates fund securities from other bank assets.

Distributor    Most mutual funds  continuously  offer new  shares to the  public through distributors that are regulated as broker/dealers and are subject to the
Financial  Industry  Regulatory  Authority  (FINRA) rules governing  mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with the distributor,  the financial intermediary wholesaler is primarily responsible for promoting the sale of fund shares through  broker/dealers,  financial  advisors, and other financial intermediaries.

Service agent   Mutual fund companies employ service  agents  (sometimes  called
"transfer  agents") to maintain records of shareholder  accounts,  calculate and
disburse   dividends  and  capital  gains,  and  prepare  and  mail  shareholder statements and tax information,  among other functions. Many service agents also provide customer service to shareholders.

Financial advisors Financial advisors provide advice to their clients, analyzing
their  financial   objectives  and  recommending   appropriate  funds  or  other
investments.  Financial  advisors are associated with securities  broker/dealers who have entered into selling and/or service  arrangements with the distributor.
Selling   broker/dealers  and  financial  advisors  are  compensated  for  their services,  generally through sales  commissions,  and through 12b-1 fees, and/or service fees deducted from a fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific  voting rights.  Material  changes in the terms of a fund's  management contract  must be approved by a  shareholder  vote,  and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Fund

You can choose from a number of share  classes for the Fund.  Because each share class has a different  combination of sales charges,  fees, and other  features, you should  consult your financial  advisor to determine  which class best suits your investment goals and time frame.

Choosing a share class

CLASS A

o    Class A shares  have an up-front  sales  charge of up to 5.75% that you pay when you buy the shares.

o    If you invest $50,000 or more, your front-end sales charge will be reduced.

o    You may  qualify  for  other  reduced  sales  charges,  and  under  certain circumstances  the sales  charge may be  waived,  as  described  in "How to reduce your sales charge," below.

o    Class A shares  are also  subject to an annual  12b-1 fee no  greater  than
     0.30% (currently limited to [0.25%]) of average daily net assets,  which is lower  than the  12b-1 fee for  Class B,  Class C, and Class R shares.  See
     "Dealer compensation" below for further information.

o    Class A shares  generally  are not  subject to a CDSC except in the limited circumstances described in the table below.

o    Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares, except as described below.

Class A sales charges

The table below details your sales  charges on purchases of Class A shares.  The offering price for Class A shares includes the front-end sales charge. The sales charge as a percentage of the net amount  invested is the maximum  percentage of the amount invested  rounded to the nearest  hundredth.  The actual sales charge that you pay as a percentage  of the offering  price and as a percentage  of the net amount invested will vary depending on the then-current  NAV, the percentage rate of sales charge, and rounding.

-------------------------------- --------------------------- ----------------------------
                                       Sales charge as %         Sales charge as %
      Amount of purchase               of offering price         of amount invested
-----------------------------------------------------------------------------------------
       Less than $50,000                    5.75%                       6.54%
-----------------------------------------------------------------------------------------
   $50,000 but under $100,000               4.75%                       5.41%
-----------------------------------------------------------------------------------------
  $100,000 but under $250,000               3.75%                       4.31%
-----------------------------------------------------------------------------------------
  $250,000 but under $500,000               2.50%                       3.00%
-----------------------------------------------------------------------------------------
 $500,000 but under $1 million              2.00%                       2.44%
-------------------------------- --------------------------- ----------------------------
      $1 million or more                    None                        None
                                  (Limited CDSC may apply)*   (Limited CDSC may apply)*
-------------------------------- --------------------------- ----------------------------

* There is no  front-end  sales  charge when you  purchase $1 million or more of
Class A  shares.  However,  if the  Distributor  paid your  financial  advisor a commission  on your  purchase of $1 million or more of Class A shares,  you will have to pay a limited  contingent  deferred sales charge (Limited CDSC) of 1.00%
if you redeem these shares  within the first year after your  purchase and 0.50%
if you  redeem  them  within the second  year,  unless a specific  waiver of the
Limited CDSC applies.  The Limited CDSC will be paid to the Distributor and will be  assessed  on an amount  equal to the  lesser of: (1) the NAV at the time the
Class A shares being  redeemed  were  purchased;  or (2) the NAV of such Class A shares at the time of redemption.  For purposes of this formula, the "NAV at the time of  purchase"  will be the NAV at  purchase  of the Class A shares  even if those shares are later exchanged for shares of another  Delaware  Investments(R)
Fund and, in the event of an exchange of Class A shares, the "NAV of such shares at the  time  of  redemption"  will  be the NAV of the  shares  acquired  in the exchange.  In determining  whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first  redeemed  followed by other  shares held for the  longest  period of time.  See "Dealer  compensation"
below for a description of the dealer commission that is paid.

CLASS B

As of May 31, 2007,  no new or  subsequent  investments,  including  investments through  automatic  investment plans and by qualified  retirement plans (such as
401(k)  plans,  403(b)  plans,  or 457 plans),  are allowed in Class B shares of
Fund,  except through a reinvestment  of dividends or capital gains or permitted exchanges.  Existing  shareholders  of Class B shares may continue to hold their
Class B shares, reinvest dividends into Class B shares, and exchange their Class
B shares of one Delaware Investments(R) Fund for Class B shares of another Fund, as permitted by existing  exchange  privileges.  Existing  Class B  shareholders wishing to make  subsequent  purchases in the Fund's shares will be permitted to invest in other classes of the Fund,  subject to that class'  pricing  structure and eligibility requirements, if any.

For Class B shares  outstanding  as of May 31, 2007 and Class B shares  acquired upon  reinvestment of dividends or capital gains, all Class B share  attributes, including the CDSC schedules,  conversion to Class A schedule,  and distribution and service  (12b-1) fees, will continue in their current form.  However,  as of
May 31, 2007, the reinvestment of redeemed shares with respect to Class B shares
(which, as described in the prospectus, permits you to reinvest within 12 months of selling your shares and have any CDSC you paid on such shares  credited  back to your account) has been discontinued.  In addition,  because the Fund's or its distributor's  ability to assess  certain sales charges and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately  lead to the elimination  and/or  reduction of such sales charges and fees.  The Fund may not be able to provide  shareholders  with advance notice of the  reduction  in these  sales  charges and fees.  You will be  notified  via a
Prospectus Supplement if there are any changes to any attributes, sales charges, or fees.

o    Class B shares have no up-front  sales  charge,  so the full amount of your purchase  is  invested  in the  Fund.  However,  you will pay a CDSC if you redeem your shares within six years after you buy them.

o    If you redeem Class B shares during the first year after you buy them,  the shares  will be  subject to a CDSC of 4.00%.  The CDSC is 3.25%  during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter.

o    In determining  whether the CDSC applies to a redemption of Class B shares, it will be assumed  that shares  held for more than six years are  redeemed first, followed by shares acquired through the reinvestment of dividends or distributions,  and  finally by shares  held  longest  during the  six-year period. For further  information on how the CDSC is determined,  please see
     "Calculation  of Contingent  Deferred Sales  Charges--Class  B and Class C"
     below.

o    Under certain circumstances, the CDSC may be waived; please see "Waivers of
     Contingent Deferred Sales Charges" below for further information.

o    Eight years  after you buy your Class B shares,  they are subject to annual
     12b-1 fees no greater  than 1% of average  daily net assets (of which 0.25%
     are service fees) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

o    Because of the higher 12b-1 fees,  Class B shares have higher  expenses and any dividends  paid on these shares are generally  lower than  dividends on
     Class A and Class R shares.

o    Eight years  after you buy them,  Class B shares  automatically  convert to
     Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth  anniversary  of purchase,  during which time Class B's higher 12b-1 fees apply.

o    You may  purchase  only up to  $100,000  of Class B shares at any one time.
     Orders that exceed  $100,000  will be rejected.  The  limitation on maximum purchases varies for retirement plans.

CLASS C
o    Class C shares have no up-front  sales  charge,  so the full amount of your purchase is invested in the Fund. However,  you will pay a CDSC of 1.00% if you redeem your shares within 12 months after you buy them.

o    In determining  whether the CDSC applies to a redemption of Class C shares, it will be assumed  that shares  held for more than 12 months are  redeemed first, followed by shares acquired through the reinvestment of dividends or distributions,  and  finally  by shares  held for 12  months  or less.  For further information on how the CDSC is determined,  please see "Calculation of Contingent Deferred Sales Charges - Class B and Class C" below.

o    Under certain circumstances, the CDSC may be waived; please see "Waivers of
     Contingent Deferred Sales Charges" below for further information.

o    Class C shares are subject to an annual  12b-1 fee no greater than 1.00% of average  daily net assets  (of which  0.25% are  service  fees) paid to the
     Distributor,  dealers  or others for  providing  services  and  maintaining shareholder accounts.

o    Because of the higher 12b-1 fees,  Class C shares have higher  expenses and any dividends  paid on these shares are generally  lower than  dividends on
     Class A and Class R shares.

o    Unlike  Class B shares,  Class C shares  do not  automatically  convert  to another class.

o    You may purchase  only up to  $1,000,000 of Class C shares at any one time.
     Orders that exceed  $1,000,000 will be rejected.  The limitation on maximum purchases varies for retirement plans.

CLASS R

o    Class R shares have no up-front  sales  charge,  so the full amount of your purchase is invested in the Fund. Class R shares are not subject to a CDSC.

o    Class R shares are subject to an annual  12b-1 fee no greater than 0.60% of average  daily net assets  [(currently  limited to 0.50%)],  which is lower than the 12b-1 fee for Class B and Class C shares.

o    Because of the higher  12b-1 fee,  Class R shares have higher  expenses and any dividends  paid on these shares are generally  lower than  dividends on
     Class A shares.

o    Unlike  Class B shares,  Class R shares  do not  automatically  convert  to another class.

o    Class  R  shares   generally  are  available  only  to  (i)  qualified  and
     non-qualified  plan  shareholders  covering multiple  employees  (including
     401(k),  401(a),  457, and  non-custodial  403(b)  plans,  as well as other non-qualified  deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to individual retirement  account (IRA)  rollovers from plans  maintained on the Delaware
     Investments(R)'  retirement  recordkeeping  system  or  BISYS's  retirement recordkeeping system that are offering Class R shares to participants.

Except as noted  above,  no other IRA  accounts  are eligible for Class R shares
(e.g.,  no SIMPLE IRAs,  SEP-IRAs,  SAR-IRAs/SEP  IRAs,  Roth IRAs,  etc.).  For
purposes of determining  plan asset levels,  affiliated plans may be combined at the request of the plan sponsor.

Any  account  holding  Class A shares as of  October  3, 2005 (the date  Class R shares were made available)  continues to be eligible to purchase Class A shares after that date. Any account  holding Class R shares is not eligible to purchase
Class A shares.

Each share class may be eligible  for  purchase  through  programs  sponsored by financial  intermediaries  that  require  the  purchase  of a specific  class of shares.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will  increase  the cost of your  investment  and may cost you more than  paying other types of sales charges.

Calculation of Contingent Deferred Sales Charges-- Class B and Class C CDSCs are
charged as a percentage  of the dollar  amount  subject to the CDSC.  The charge will be  assessed  on an amount  equal to the  lesser of the NAV at the time the shares being  redeemed were  purchased or the NAV of those shares at the time of redemption.  No CDSC will be  imposed  on  increases  in NAV  above the  initial purchase  price,  nor will a CDSC be assessed on redemptions of shares  acquired through reinvestment of dividends or capital gains  distributions.  For purposes of this formula,  the "NAV at the time of purchase"  will be the NAV at purchase of Class B shares or Class C shares of the Fund,  even if those shares are later exchanged for shares of another Delaware Investments(R) Fund. In the event of an exchange of the shares,  the "NAV of such shares at the time of redemption" will be the NAV of the shares that were acquired in the exchange.

Dealer Compensation
The  financial  advisor  who sells you  shares  of the Fund may be  eligible  to receive the following  amounts as compensation  for your investment in the Fund.
These amounts are paid by the  Distributor  to the  securities  dealer with whom your financial advisor is associated.

--------------------------- ------------- -------------- --------------- ---------------
                             Class A(1)     Class B(2)     Class C(3)      Class R(4)
--------------------------- ------------- -------------- --------------- ---------------
Commission (%)                   -            4.00%           1.00%            -
--------------------------- ------------- -------------- --------------- ---------------
Investment up to $49,999       5.00%           ---             ---            ---
--------------------------- ------------- -------------- --------------- ---------------
$50,000 to $99,999             4.00%           ---             ---            ---
--------------------------- ------------- -------------- --------------- ---------------
$100,000 to $249,999           3.00%           ---             ---            ---
--------------------------- ------------- -------------- --------------- ---------------
$250,000 to $499,999           2.00%           ---             ---            ---
--------------------------- ------------- -------------- --------------- ---------------
$500,000 to $999,999           1.60%           ---             ---            ---
--------------------------- ------------- -------------- --------------- ---------------
$1,000,000 to $4,999,999       1.00%           ---             ---            ---
--------------------------- ------------- -------------- --------------- ---------------
$5,000,000 to $24,999,999      0.50%           ---             ---            ---
--------------------------- ------------- -------------- --------------- ---------------
$25,000,000 or more            0.25%           ---             ---            ---
--------------------------- ------------- -------------- --------------- ---------------
12b-1 Fee to Dealer            0.30%          0.25%           1.00%          0.60%
--------------------------- ------------- -------------- --------------- ---------------

(1)  On sales of Class A shares,  the  Distributor  re-allows to your securities dealer a portion of the front-end  sales charge  depending  upon the amount you invested.  Your securities dealer is eligible to receive up to 0.30% of the  12b-1  fee  applicable  to  Class A  shares.  The  maximum  12b-1  fee applicable  to  Class A shares  is  0.30%;  however,  the  Distributor  has contracted  to limit this amount to [0.25% from _ 2007 through  October 31,
     2008].

(2)  On sales of Class B shares,  the Distributor pays your securities dealer an up-front  commission of 4.00%.  Your securities dealer also may be eligible to receive a 12b-1 of up to 0.25% from the date of  purchase.  After  eight years, Class B shares  automatically  convert to Class A shares and dealers may then be eligible to receive the 0.30% 12b-1 fee applicable to Class A.

(3)  On sales of Class C shares,  the Distributor pays your securities dealer an up-front  commission of 1.00%. The up-front  commission includes an advance of the first year's 12b-1  service fee of up to 0.25%.  During the first 12 months,  the  Distributor  retains  the full 1.00%  12b-1 fee to  partially offset the up-front  commission  and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee  applicable to Class C.
     Alternatively,  certain  intermediaries  may not be eligible to receive the up-front commission of 1.00%, but may receive the full[1.00% 12b-1 fee upon sales of Class C shares.

(4)  On sales of Class R shares,  the  Distributor  does not pay your securities dealer an up-front commission.  The maximum 12b-1 fee applicable to Class R shares is 0.60% of average daily net assets.  However,  the Distributor has contracted  to limit this amount to [0.50%] from 2007  through  October 31,
     2008. Your  securities  dealer may be eligible to receive a 12b-1 fee of up to[  0.60%]  from the date of  purchase,  although  this rate is  currently
     [0.50%].

Payments to intermediaries
The Distributor,  Lincoln Financial Distributors,  Inc. and their affiliates may pay additional  compensation  (at their own expense and not as an expense of the
Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries  (Financial  Intermediaries)  in  connection  with  the  sale  or retention of Fund shares and/or shareholder  servicing,  including providing the
Fund with "shelf space" or a higher  profile with the  Financial  Intermediary's consultants,  sales persons, and customers (distribution assistance).  The level of payments made to a qualifying  Financial  Intermediary in any given year will vary. To the extent  permitted by SEC and FINRA rules and other  applicable laws and regulations,  the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor or distributor  makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that  particular  mutual fund than sponsors or  distributors  of other mutual funds make to your Financial  Intermediary  with respect to the  distribution of
the  shares  of  their  mutual  funds,  your  Financial   Intermediary  and  its
salespersons  may have a  financial  incentive  to favor  sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any  particular  time,  a  Financial  Intermediary  may  also  have a  financial incentive for  recommending  a particular  share class over other share classes.
You should consult with your  Financial  Intermediary  and review  carefully any disclosure  provided  by  such  Financial  Intermediary  as to  compensation  it receives in connection with  investment  products it recommends or sells to you.
In certain instances, the payments could be significant and may cause a conflict of interest for your Financial  Intermediary.  Any such payments will not change the NAV or the price of the Fund's shares.

For more information, please see the Fund's SAI.

About your account (continued)

How to reduce your sales charge
We offer a number of ways to reduce or  eliminate  the sales  charge on  shares.
Please refer to the SAI for detailed  information and eligibility  requirements.
You can also get additional information from your financial advisor. You or your financial  advisor  must  notify us at the time you  purchase  shares if you are eligible for any of these programs.  You may also need to provide information to your financial  advisor or the Fund in order to qualify for a reduction in sales charges.  Such  information  may  include  your  Delaware  Investments(R)  Funds holdings in any other account,  including retirement accounts held indirectly or through an  intermediary  and the names of qualifying  family  members and their holdings.  Class R shares have no upfront  sales charge or CDSC.  We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge.

------------- -------------------------- -------------------------------------------------------
                                                                        Share class
  Program           How it works               A                  B                    C
------------- -------------------------- ----------------- -------------------------------------
Letter of     Through a Letter of              X           Although the Letter of Intent and
Intent        Intent you agree to                          Rights of Accumulation do not
              invest a certain                             apply to the purchase of Class B
              amount in Delaware                           and Class C shares, you can
              Investments(R) Funds                           combine your purchase of Class A
              (except money market                         shares with your purchase of
              funds with no sales                          Class B and Class C shares to
              charge) over a                               fulfill your Letter of Intent or
              13-month period to                           qualify for Rights of
              qualify for reduced                          Accumulation.
              front-end sales
              charges.
------------- -------------------------- ----------------- -------------------------------------
Rights of     You can combine your             X
Accumulation  holdings or purchases
              of all Delaware
              Investments(R) Funds
              (except money market
              funds with no sales
              charge), as well as
              the holdings and
              purchases of your
              spouse and children
              under 21 to qualify
              for reduced front-end
              sales charges.
------------- -------------------------- ----------------- -------------------------------------
Reinvestment  Up to 12 months after      For Class A,      For Class B, your       Not
of            you redeem shares, you     you will not      account will be        available
Redeemed      can reinvest the           have to pay       credited with the
Shares        proceeds without           an additional     CDSC youpreviously
              paying a sales charge,     front-end         paid on the amount
                                         sales charge.     you are reinvesting.
                                                           Your schedule for
                                                           CDSCs andconversion
                                                           to Class A will not
                                                           start over again; it
                                                           will pick up from the
                                                           point at which you
                                                           redeemed your shares.
------------- -------------------------- ----------------- -------------------------------------

------------- -------------------------- -------------------------------------------------------
                                                                        Share class
  Program           How it works               A                  B                    C
------------- -------------------------- ----------------- -------------------------------------
SIMPLE/IRA,   These investment plans           X           There is no reduction in sales
SEP/IRA,      may qualify for                              charges for Class B or Class C
SAR/SEP,      reduced sales charges                        shares for group purchases by
Profit        by combining the                             retirement plans.
Sharing,      purchases of all
Pension,      members of the group.
401(k),       Members of these
SIMPLE        groups may also
401(k),       qualify to purchase
403(b)(7),    shares without a
and 457       front-end sales charge
Retirement    and may qualify for a
Plans         waiver of any CDSCs on
              Class A shares.
------------- -------------------------- ----------------- -------------------------------------

Buying Class A shares at Net Asset Value

Class  A  shares  of the  Fund  may be  purchased  at NAV  under  the  following circumstances,  provided  that you  notify  the Fund in  advance  that the trade qualifies for this privilege.

o    Shares  purchased  under the Delaware  Investments(R)Dividend  Reinvestment
     Plan and,  under  certain  circumstances,  the exchange  privilege  and the
     12-month reinvestment privilege.

o    Purchases  by: (i) current  and former  officers,  Trustees/Directors,  and employees of any Delaware  Investments(R)  Fund, the Manager, or any of the
     Manager's  current  affiliates and those that may in the future be created;
     (ii)  legal  counsel  to  the  Delaware  Investments(R)  Funds;  and  (iii)
     registered representatives and employees of broker/dealers who have entered into dealer's  agreements with the Distributor.  Family members (regardless of age) of such persons at their  direction,  and any employee benefit plan established by any of the foregoing  entities,  counsel,  or broker/dealers may also purchase shares at NAV.

o    Shareholders  who own Class A shares of  Delaware  Cash  Reserve  Fund as a result of a liquidation of a Delaware Investments(R) Fund may exchange into
     Class A shares of another Delaware Investments(R) Fund at NAV.

o    Purchases  by bank  employees  who  provide  services  in  connection  with agreements between the bank and unaffiliated  brokers or dealers concerning sales of shares of the Delaware Investments(R) Funds.

o    Purchases by certain officers, trustees, and key employees of institutional clients of the Manager or any of its affiliates.

o    Purchases  for  the  benefit  of  the  clients  of  brokers,  dealers,  and registered  investment  managers if such  brokers,  dealers,  or investment managers  have  entered into an agreement  with the  Distributor  providing specifically  for the purchase of Class A shares in connection with special investment  products,  such as wrap accounts or similar fee-based programs.
     Investors  may be  charged  a fee when  effecting  transactions  in Class A shares  through a broker or agent  that  offers  these  special  investment products.

o    Purchases by  financial  institutions  investing  for the accounts of their trust  customers if they are not eligible to purchase  shares of the Fund's
     Institutional Class, if applicable.

o    Purchases by retirement  plans that are maintained on retirement  platforms
     sponsored  by  financial   intermediary   firms,   provided  the  financial
     intermediary  firm has entered into a Class A NAV Agreement with respect to such retirement platforms.

o    Purchases  by certain  legacy  bank  sponsored  retirement  plans that meet requirements set forth in the SAI.

o    Purchases by certain legacy  retirement  assets that meet  requirements set forth in the SAI.

o    Investments made by plan level and/or participant  retirement accounts that are for the purpose of repaying a loan taken from such accounts.

o    Loan repayments made to a Fund account in connection with loans  originated from accounts previously maintained by another investment firm.

Waivers of Contingent Deferred Sales Charges

The Fund's applicable CDSCs may be waived under the following circumstances:

------------------------------------- ----------------- ---------------- ----------------
                                                          Share Class
------------------------------------- ----------------- ---------------- ----------------
          Category                           A*                B                C
------------------------------------- ----------------- ---------------- ----------------
Redemptions in accordance with a             X                 X                X
Systematic Withdrawal Plan,
provided the annual amount selected
to be withdrawn under the Plan does
not exceed 12% of the value of the
account on the date that the
Systematic Withdrawal Plan was
established or modified.
------------------------------------- ----------------- ---------------- ----------------
Redemptions that result from the             X                 X                X
Fund's right to liquidate a
shareholder's account if the
aggregate NAV of the shares held in
the account is less than the
then-effective minimum account size.
------------------------------------- ----------------- ---------------- ----------------
Distributions to participants or             X           Not available    Not available
beneficiaries from a retirement
plan qualified under Section 401(a)
of the Internal Revenue Code of
1986, as amended (Code).
------------------------------------- ----------------- ---------------- ----------------
Redemptions pursuant to the                  X           Not available    Not available
direction of a participant or
beneficiary of a retirement plan
qualified under Section 401(a) of
the Code with respect to that
retirement plan.
------------------------------------- ----------------- ---------------- ----------------
Periodic distributions from an               X                 X                X
individual retirement account
(i.e., IRA, ROTH IRA, Coverdell
Education Savings Account, SIMPLE
IRA, SAR/SEP or SEP/IRA) or a
qualified plan** (403(b)(7) plan,
457 Deferred Compensation Plan,
Profit Sharing Plan, Money Purchase
Plan, or 401(k) Defined
Contribution Plan) not subject to a
penalty under Section 72(t)(2)(A)
of the Code or a hardship or
unforeseen emergency provision in
the qualified plan as described in
Treas. Reg. §1.401(k)-1(d)(3) and
Section 457(d)(1)(a)(iii) of the
Code.
------------------------------------- ----------------- ---------------- ----------------
Returns of excess contributions due          X                 X                X
to any regulatory limit from an
individual retirement account
(i.e., IRA, ROTH IRA, Coverdell
Education Savings Account, SIMPLE
IRA, SAR/SEP, or SEP/IRA) or a
qualified plan (403(b)(7) plan, 457
Deferred Compensation Plan, Profit
Sharing Plan, Money Purchase Plan,
or 401(k) Defined Contribution
Plan).
------------------------------------- ----------------- ---------------- ----------------
Distributions by other employee                                                                                                                    XX
benefit plans to pay benefits.                           Not available    Not available
------------------------------------- ----------------- ---------------- ----------------
Systematic withdrawals from a                                                                                                                      XX
retirement account or qualified                                X                X
plan that are not subject to a
penalty pursuant to Section
72(t)(2)(A) of the Code or a
hardship or unforeseen emergency
provision in the qualified plan**
as described in Treas. Reg.
§1.401(k)-1(d)(3) and Section
457(d)(1)(a)(iii) of the Code.  The
systematic withdrawal may be
pursuant to Delaware Investments(R)
Funds' Systematic Withdrawal Plan
or a systematic withdrawal
permitted by the Code.
------------------------------------- ----------------- ---------------- ----------------

------------------------------------- ----------------- ---------------- ----------------
                                                          Share Class
------------------------------------- ----------------- ---------------- ----------------
          Category                           A*                B                C
------------------------------------- ----------------- ---------------- ----------------
Distributions from an account of a
redemption resulting from the death          X                 X                X
or disability (as defined in
Section 72(t)(2)(A) of the Code) of
a registered owner or a registered
joint owner occurring after the
purchase of the shares being
redeemed.  In the case of accounts
established under the Uniform Gifts
to Minors Act or Uniform Transfers
to Minors Act or trust accounts,
the waiver applies upon the death
of all beneficial owners.
------------------------------------- ----------------- ---------------- ----------------
Redemptions by certain legacy                                                                                                                      XX
retirement assets that meet the                          Not available          X
requirements set forth in the SAI.
------------------------------------- ----------------- ---------------- ----------------
Redemptions by the classes of
shareholders who are permitted to            X           Not available    Not available
purchase shares at net asset value,
regardless of the size of the
purchase.  See "Buying Class A
shares at Net Asset Value" above.
------------------------------------- ----------------- ---------------- ----------------

*    The waiver  for Class A shares  relates  to a waiver of the  Limited  CDSC.
     Please note that you or your  financial  advisor  will have to notify us at the time of purchase that the trade qualifies for such waiver.

**   Qualified  plans that are fully  redeemed  at the  direction  of the plan's fiduciary are subject to any  applicable  CDSC or Limited CDSC,  unless the redemption is due to the termination of the plan.

Certain  sales charges may be based on historical  cost.  Therefore,  you should maintain  any  records  that  substantiate  these costs  because  the Fund,  its transfer agent, and financial  intermediaries may not maintain this information.
Information about existing sales charges and sales charge reductions and waivers is available  free of charge on the Delaware  Investments(R)  Funds' Web site at
www.delawareinvestments.com.  Additional  information  on sales  charges  can be found in the Fund's SAI, which is available upon request.

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial advisor
Your  financial  advisor  can  handle  all the  details  of  purchasing  shares, including  opening an account.  Your financial advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
Complete an  investment  slip and mail it with your check,  made  payable to the fund and class of shares you wish to purchase, to Delaware Investments, P.O. Box
219656,  Kansas City, MO  64121-9656.  If you are making an initial  purchase by mail,  you must include a completed  investment  application  (or an appropriate retirement plan  application if you are opening a retirement  account) with your check.

Please note that all  purchases  by mail into your account or into a new account will not be  accepted  until such  purchase  orders  are  received  by  Delaware
Investments at P.O. Box 219656,  Kansas City, MO 64121-9656  for  investments by regular mail or 430 W. 7th Street,  Kansas  City,  MO 64105 for  investments  by overnight  courier  service.  Please do not send purchase  orders to 2005 Market
Street, Philadelphia, PA 19103-7094.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
Ask your bank to wire the  amount  you want to  invest to Bank of New York,  ABA
#021000018, Bank Account number 8900403748.  Include your account number and the name of the fund and class of shares  in which  you want to  invest.  If you are making an initial purchase by wire, you must first call us at 800 523-1918 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange
You  may  exchange  all or  part of  your  investment  in one or  more  Delaware
Investments(R) Funds for shares of other Delaware  Investments(R)  Funds. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like  classes of shares.  To open an account by exchange,  call the
Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services
You may purchase or exchange shares through Delaphone,  our automated  telephone
service,  or  through  our  Web  site,  www.delawareinvestments.com.   For  more
information  about  how to sign up for  these  services,  call  our  Shareholder
Service Center at 800 523-1918.

About your account (continued)

How to buy shares (continued)

Once you have completed an application,  you can open an account with an initial investment of $1,000 and make  additional  investments at any time for as little as $100.  The  minimum  initial  purchase is $250,  and you can make  additional investments of $25 or more if you are buying shares in an IRA or Roth IRA, under the  Uniform  Gifts to Minors Act or the  Uniform  Transfers  to Minors  Act, or
through an  Automatic  Investing  Plan.  The  minimum  purchase  for a Coverdell
Education Savings Account  (formerly,  an "Education IRA") is $500. The minimums vary for  retirement  plans other than IRAs,  Roth IRAs or  Coverdell  Education
Savings Accounts.

The price you pay for shares will depend on when we receive your purchase order.
If an  authorized  agent or we receive  your  order  before the close of regular trading on the New York  Stock  Exchange  (NYSE),  which is  normally  4:00 p.m.
Eastern Time,  you will pay that day's closing share price,  which is based on a fund's NAV. If your order is received after the close of regular  trading on the
NYSE, you will pay the next business day's price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We  determine  the NAV per  share  for each  Class  of the Fund at the  close of regular  trading on the NYSE on each  Business  Day.  The NAV per share for each
Class of the Fund is calculated by  subtracting  the  liabilities  of each Class from its total assets and dividing the resulting  number by the number of shares outstanding for that Class.  We generally price  securities and other assets for which market  quotations are readily  available at their market value.  We price fixed  income  securities  on  the  basis  of  valuations  provided  to us by an independent  pricing  service that uses methods  approved by the Board. We price fixed income  securities  that have a maturity of less than 60 days at amortized cost, which approximates market value. For all other securities,  we use methods approved by the Board that are designed to price securities at their fair market value.

Fair valuation
When the Fund uses fair value  pricing,  it may take into account any factors it deems  appropriate.  The Fund may determine  fair value based upon  developments related to a specific security,  current valuations of foreign stock indices (as reflected in U.S. futures  markets),  and/or U.S. sector or broader stock market indices.  The  price of  securities  used by the Fund to  calculate  its NAV may differ  from  quoted or  published  prices for the same  securities.  Fair value pricing may involve subjective  judgments and it is possible that the fair value determined  for a security is materially  different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on
U.S. exchanges only under very limited circumstances,  such as the early closing of the  exchange on which a security is traded or  suspension  of trading in the security.  The Fund may use fair value pricing more  frequently  for  securities traded primarily in non-U.S.  markets because,  among other things, most foreign markets close well before the Fund values its  securities  at 4:00 p.m.  Eastern
Time. The earlier close of these foreign  markets gives rise to the  possibility that significant events,  including broad market moves, may have occurred in the interim.  To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to the Board's oversight,  the Fund's Board has delegated responsibility for valuing  the Fund's  assets to a Pricing  Committee  of the  Manager,  which operates under the policies and procedures  approved by the Board,  as described above.

Retirement plans
In addition  to being an  appropriate  investment  for your IRA,  Roth IRA,  and
Coverdell  Education  Savings  Account,  shares in the Fund may be suitable  for group  retirement  plans.  You may  establish  your IRA account  even if you are already  a  participant  in an  employer-sponsored  retirement  plan.  For  more information  on how  shares  in the  Fund  can  play an  important  role in your retirement  planning  or for details  about group  plans,  please  consult  your financial advisor, or call 800 523-1918.

Document delivery
If you have an  account  in the same  Delaware  Investments(R)  Fund as  another member  of your  household,  we  send  your  household  one  copy of the  Fund's prospectus and annual and semiannual reports unless you opt otherwise. This will help us reduce the printing and mailing  expenses  associated  with the Fund. We will  continue  to send one copy of each of these  documents  to your  household until you notify us that you wish to receive individual  materials.  If you wish to receive individual  materials,  please call our Shareholder Service Center at
800 523-1918 or your

financial  advisor.  We will  begin  sending  you  individual  copies  of  these documents 30 days after receiving your request.

How to redeem shares

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Through your financial advisor
Your  financial  advisor  can handle all the  details of  redeeming  your shares
(selling them back to the Fund).  Your  financial  advisor may charge a separate fee for this service.

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By mail
You may redeem your shares by mail by writing to: Delaware Investments, P.O. Box
219656,  Kansas  City,  MO  64121-9656.  All owners of the account must sign the request.  For  redemptions of more than  $100,000,  you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds  are  going to an  address  other  than the  address  of  record on the account.

Please note that all  redemption  requests from your account by mail will not be accepted until such  redemption  orders are received by Delaware  Investments at
P.O. Box 219656,  Kansas City, MO 64121-9656 for  redemptions by regular mail or
430 W. 7th Street,  Kansas City, MO 64105 for  redemptions by overnight  courier service.  Please  do  not  send  redemption  requests  to  2005  Market  Street,
Philadelphia, PA 19103-7094.

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By telephone
You may redeem up to  $100,000  of your  shares by  telephone.  You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares,  you may have the proceeds  sent directly to your bank by wire. If you request a wire deposit,  a bank wire fee may be deducted from your proceeds.  Bank  information must be on file before you request a wire redemption.

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By wire
You may redeem  $1,000 or more of your  shares and have the  proceeds  deposited directly to your bank  account,  normally the next Business Day after we receive your  request.  If you request a wire  deposit,  a bank wire fee may be deducted from your proceeds.  Bank  information must be on file before you request a wire redemption.

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Through automated shareholder services
You may redeem shares through Delaphone,  our automated  telephone  service,  or through our Web site,  www.delawareinvestments.com.  For more information  about how to sign up for these services,  call our  Shareholder  Service Center at 800
523-1918.

About your account (continued)
How to redeem shares (continued)

If you hold your shares in certificates,  you must submit the certificates  with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly  completed request to redeem or exchange shares, and an  authorized  agent or we  receive  the  request  before  the close of regular trading on the NYSE (normally 4:00 p.m.  Eastern Time), you will receive the NAV next determined after we receive your request.  If we receive your request after the close of regular trading on the NYSE, you will receive the NAV determined on the next Business Day. We will deduct any applicable CDSCs. You may also have to pay taxes on the  proceeds  from your sale of shares.  We will send you a check, normally  the next  Business  Day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared,  which can take up to 15 days, before we send your redemption proceeds.

If you are  required  to pay a CDSC when you  redeem  your  shares,  the  amount subject to the fee will be based on the shares' NAV when you  purchased  them or their NAV when you redeem them, whichever is less. This arrangement assures that you will not pay a CDSC on any  increase in the value of your  shares.  You also will not pay the charge on any  shares  acquired  by  reinvesting  dividends  or capital gains. If you exchange shares of one fund for shares of another,  you do not pay a CDSC at the time of the  exchange.  If you later redeem those  shares, the  purchase  price for purposes of the CDSC formula will be the price you paid for the  original  shares,  not the exchange  price.  The  redemption  price for purposes  of  this  formula  will  be the NAV of the  shares  you  are  actually redeeming.

Account minimums
If you redeem shares and your account  balance falls below the required  account minimum of $1,000  ($250 for IRAs,  Roth IRAs,  Uniform  Gifts to Minors Act and
Uniform Transfers to Minors Act accounts,  or accounts with automatic  investing plans,  and $500 for  Coverdell  Education  Savings  Accounts) for three or more consecutive  months, you will have until the end of the current calendar quarter to raise the balance to the  minimum.  If your  account is not at the minimum by the required time, you may be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance.  If your account does not reach the minimum  balance,  the Fund may redeem your account after 60 days'
written notice to you.

Special services
To help make investing  with us as easy as possible,  and to help you build your investments, we offer the following special services.

Automatic Investing Plan
The  Automatic  Investing  Plan allows you to make regular  monthly or quarterly investments directly from your checking account.

Direct Deposit
With  Direct  Deposit,  you can  make  additional  investments  through  payroll deductions,  recurring government or private payments,  such as Social Security, or direct transfers from your bank account.

Electronic Delivery
With  Delaware  eDelivery,  you can receive your fund  documents  electronically instead of via the U.S.  mail.  When you sign up for  eDelivery,  you can access your account statements,  shareholder  reports, and other fund materials online, in a secure internet environment, at any time, from anywhere.

Online Account Access
Online   Account   Access  is  a   password-protected   area  of  the   Delaware
Investments(R) Funds' Web site that gives you access to your account information and allows you to perform transactions in a secure internet environment.

Wealth Builder Option
With the Wealth Builder  Option,  you can arrange  automatic  monthly  exchanges between your shares in one or more Delaware Investments(R) Funds. Wealth Builder exchanges  are  subject to the same rules as regular  exchanges  (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through  our  Dividend  Reinvestment  Plan,  you  can  have  your  distributions reinvested  in  your  account  or the  same  share  class  in  another  Delaware
Investments(R)   Fund.  The  shares  that  you  purchase  through  the  Dividend
Reinvestment  Plan are not  subject to a  front-end  sales  charge or to a CDSC.
Under some  circumstances,  you may reinvest dividends only into like classes of shares.

Exchanges
You may  generally  exchange  all or part of your  shares for shares of the same class of another Delaware  Investments(R)  Fund without paying a front-end sales charge or a CDSC at the time of the exchange.  However,  if you exchange  shares from a money  market  fund  that does not have a sales  charge  or from  Class R shares of any fund, you will pay any applicable sales charge on your new shares.
When  exchanging  Class B and Class C shares  of one fund for the same  class of shares in other  funds,  your new shares will be subject to the same CDSC as the shares  you  originally  purchased.  The  holding  period for the CDSC will also remain the same,  with the amount of time you held your  original  shares  being credited  toward the  holding  period of your new  shares.  You do not pay sales charges on shares that you acquired through the  reinvestment of dividends.  You may  have to pay  taxes on your  exchange.  When you  exchange  shares,  you are purchasing  shares in  another  fund so you  should be sure to get a copy of the fund's  prospectus  and  read it  carefully  before  buying  shares  through  an exchange.  We may refuse the  purchase  side of any  exchange  request if in the
Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment  objectives and policies or would  otherwise  potentially be adversely affected.

About your account (continued)
Special services (continued)

MoneyLine(SM) On Demand Service
Through our  MoneyLine(SM) On Demand Service,  you or your financial advisor may transfer money between your Fund account and your  predesignated bank account by
telephone  request.   This  service  is  not  available  for  retirement  plans.
Moneyline(SM)  On Demand  Service  has a minimum  transfer  of $25 and a maximum transfer of $50,000,  except for purchases into IRAs. Delaware  Investments does not charge a fee for this service; however, your bank may assess one.

MoneyLine Direct Deposit Service
Through  our  MoneyLine  Direct  Deposit  Service,  you can  have $25 or more in dividends and distributions  deposited  directly to your bank account.  Delaware
Investments  does not  charge a fee for this  service;  however,  your  bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan
Through our Systematic  Withdrawal  Plan,  you can arrange a regular  monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more,  you can make  withdrawals  of at least
$25 monthly,  or $75  quarterly.  You may also have your  withdrawals  deposited directly to your bank account through our MoneyLine Direct Deposit Service.

The applicable limited CDSC for Class A shares and CDSC for Class B and C shares redeemed via a Systematic  Withdrawal  Plan will be waived if the annual  amount withdrawn in each year is less than 12% of the account  balance on the date that the Plan is established.  If the annual amount withdrawn in any year exceeds 12%
of the  account  balance  on the date  that the  Systematic  Withdrawal  Plan is established,  all  redemptions  under the Plan will be subject to the applicable
CDSC, including an assessment for previously redeemed amounts under the Plan.

Frequent trading of Fund shares
The Fund discourages  purchases by market timers and purchase orders  (including the  purchase  side of exchange  orders) by  shareholders  identified  as market timers may be  rejected.  The Fund's Board has adopted  policies and  procedures designed to detect,  deter, and prevent trading activity detrimental to the Fund and its shareholders,  such as market timing.  The Fund will consider anyone who follows a pattern of market  timing in any Delaware  Investments(R)  Fund or the
Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market  timing  of  a  fund  occurs  when  investors  make  consecutive,  rapid, short-term  "roundtrips" -- that is,  purchases into a fund followed  quickly by redemptions  out of that fund. A short-term  roundtrip is any redemption of fund shares within 20 Business Days of a purchase of that fund's shares.  If you make a second such short-term roundtrip in a fund within the same calendar quarter as a previous  short-term  roundtrip in that fund,  you may be  considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term  roundtrips  to  include  rapid  purchases  and sales of Fund  shares through the exchange  privilege.  The Fund reserves the right to consider  other trading patterns to be market timing.

Your  ability to use the  Fund's  exchange  privilege  may be limited if you are identified as a market timer.  If you are identified as a market timer,  we will execute the  redemption  side of your exchange order but may refuse the purchase side of your exchange order.  The Fund reserves the right to restrict or reject, without  prior  notice,  any  purchase  order or exchange  order for any reason, including any purchase  order or exchange  order  accepted by any  shareholder's financial  intermediary or in any omnibus-type  account.  Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next  Business Day  following receipt by the Fund.

Redemptions  will continue to be permitted in accordance with the Fund's current
Prospectus.  A redemption of shares under these circumstances could be costly to a  shareholder  if,  for  example,  the  shares  have  declined  in  value,  the shareholder  recently paid a front-end sales charge, the shares are subject to a
CDSC,  or the sale  results in adverse tax  consequences.  To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund  reserves the right to modify this policy at any time  without  notice, including  modifications to the Fund's monitoring  procedures and the procedures to close accounts to new purchases.  Although the  implementation of this policy involves  judgments  that  are  inherently  subjective  and  may be  selectively applied, we seek to make

judgments and applications  that are consistent with the interests of the Fund's shareholders.  While we will take actions  designed to detect and prevent market timing,  there can be no assurance that such trading activity will be completely eliminated.  Moreover, the Fund's market timing policy does not require the Fund to take action in response to frequent trading activity.  If the Fund elects not to take any action in  response  to  frequent  trading,  such  frequent  trading activity could continue.

Risks of market timing
By realizing  profits through  short-term  trading,  shareholders that engage in rapid  purchases and sales or exchanges of the Fund's shares dilute the value of shares held by  long-term  shareholders.  Volatility  resulting  from  excessive purchases  and sales or  exchanges of Fund shares,  especially  involving  large dollar amounts, may disrupt efficient portfolio management.  In particular,  the
Fund may have difficulty  implementing its long-term investment strategies if it is forced  to  maintain  a higher  level of its  assets  in cash to  accommodate significant  short-term  trading  activity.  Excessive  purchases  and  sales or exchanges  of the  Fund's  shares  may also  force  the  Fund to sell  portfolio securities at inopportune times to raise cash to accommodate  short-term trading activity.  This could adversely affect the Fund's performance,  if, for example, the Fund incurs  increased  brokerage  costs and  realization of taxable capital gains without attaining any investment advantage.

A fund that invests  significantly  in foreign  securities  may be  particularly susceptible to short-term trading strategies. This is because foreign securities are  typically  traded  on  markets  that  close  well  before  the  time a fund calculates its NAV (normally 4:00 p.m.  Eastern Time).  Developments  that occur between  the  closing of the  foreign  market and a fund's NAV  calculation  may affect the value of these foreign  securities.  The time zone differences  among international  stock  markets can allow a  shareholder  engaging in a short-term trading  strategy to exploit  differences in fund share prices that are based on closing  prices  of  foreign  securities  established  some  time  before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate a fund's NAV may not accurately reflect current market values. A shareholder may seek to  engage  in  short-term  trading  to take  advantage  of  these  pricing differences.  Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other  specific  industry  sector  securities,  and in certain  fixed income securities,  such as high yield  bonds,  asset-backed  securities,  or municipal bonds.

Transaction monitoring procedures
The Fund, through its transfer agent, maintains surveillance procedures designed to detect  excessive  or  short-term  trading in Fund  shares.  This  monitoring process  involves several factors,  which include  scrutinizing  transactions in fund shares for  violations of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures,  the Fund may consider trading  activity by multiple  accounts under common  ownership,  control,  or  influence  to be trading  by a single  entity.
Trading  activity  identified  by these  factors,  or as a result  of any  other available  information,  will be evaluated to  determine  whether such  activity might  constitute  market timing.  These procedures may be modified from time to time to improve the detection of excessive or  short-term  trading or to address other concerns.  Such changes may be necessary or appropriate,  for example,  to deal with issues specific to certain  retirement  plans;  plan exchange  limits;
U.S.  Department  of Labor  regulations;  certain  automated or  pre-established exchange,  asset-allocation,  or dollar  cost  averaging  programs;  or  omnibus account arrangements.

Omnibus  account  arrangements  are common forms of holding  shares of the Fund, particularly among certain  broker/dealers  and other financial  intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will  attempt  to have  financial  intermediaries  apply the  Fund's  monitoring procedures to these omnibus accounts and to the individual  participants in such accounts.  However,  to the extent that a financial  intermediary is not able or willing to monitor or enforce the Fund's frequent trading policy with respect to
an  omnibus  account,   the  Fund  or  its  agents  may  require  the  financial
intermediary  to impose its  frequent  trading  policy,  rather  than the Fund's
policy,   to   shareholders   investing  in  the  Fund  through  the   financial
intermediary.

A financial  intermediary may impose  different  requirements or have additional restrictions  on the frequency of trading than the Fund. Such  restrictions  may include  without  limitation,  requiring  the trades to be placed by U.S.  mail, prohibiting  purchases for a designated period of time (typically 30 to 90 days)
by investors  who have  recently  purchased or redeemed  Fund shares and similar restrictions.  The Fund's  ability to impose such  restrictions  with respect to accounts traded through particular  financial  intermediaries may vary depending on systems  capabilities,  applicable  contractual and legal  restrictions,  and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine  whether your financial  intermediary  imposes any additional or different limitations. In an effort to discourage market timers in such accounts,  the Fund may consider  enforcement  against market timers at the participant  level and at the omnibus level, up to and including  termination of the omnibus account's authorization to purchase Fund shares.

Limitations on ability to detect and curtail market timing
Shareholders  seeking  to engage  in  market  timing  may  employ a  variety  of strategies  to avoid  detection  and,  despite  the  efforts of the Fund and its agents to detect  market timing in Fund shares,  there is no guarantee  that the
Fund will be able to  identify  these  shareholders  or  curtail  their  trading practices.  In  particular,  the Fund may not be able to  detect  market  timing attributable to a particular investor who effects purchase,  redemption,  and/or exchange  activity in Fund shares through  omnibus  accounts.  The difficulty of detecting  market  timing may be further  compounded if these  entities  utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

DISTRIBUTIONS

Dividends and Distributions. The Fund has qualified, or intends to qualify, as a regulated  investment  company  under the Internal  Revenue Code. As a regulated investment company,  the Fund generally pays no federal income tax on the income and gains it  distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The
Fund will  distribute  net realized  capital  gains,  if any, at least  annually usually in December.  The Fund may distribute such income  dividends and capital gains more  frequently,  if necessary,  in order to reduce or eliminate  federal excise or income taxes on the Fund.  The amount of any  distribution  will vary, and there is no  guarantee  the Fund will pay  either  an income  dividend  or a capital  gains  distribution.  We  automatically  reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual  Statements.  Every January,  you will receive a statement that shows the
tax  status  of   distributions   you  received  the  previous   calendar  year.
Distributions  declared in December to shareholders of record in such month, but paid in  January,  are  taxable as if they were paid in  December.  The Fund may reclassify income after your tax reporting  statement is mailed to you. Prior to issuing your statement,  the Fund makes every effort to search for  reclassified income to reduce the number of corrected forms mailed to shareholders.  However, when  necessary,  the Fund will send you a  corrected  Form  1099-DIV to reflect reclassified information.

Avoid "Buying a Dividend." If you are a taxable  investor and invest in the Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in  effect,  you  will  receive  some of your  investment  back in the form of a taxable distribution.

TAXES

Tax  Considerations.   In  general,   if  you  are  a  taxable  investor,   Fund
distributions  are taxable to you at either ordinary income or capital gains tax rates.  This is true whether you reinvest your  distributions in additional Fund shares or receive them in cash.

For federal income tax purposes,  Fund distributions of short-term capital gains are taxable to you as ordinary income.  Fund  distributions of long-term capital gains are taxable to you as long-term  capital gains no matter how long you have owned your shares. A portion of income  dividends  designated by the Fund may be qualified  dividend income  eligible for taxation by individual  shareholders at long-term  capital gain rates provided  certain holding period  requirements are met.

Sale or  Redemption  of Fund Shares.  A sale or  redemption  of Fund shares is a taxable event and,  accordingly,  a capital gain or loss may be recognized.  For tax purposes, an exchange of your Fund shares for shares of a different Delaware
Investments(R) Fund is the same as a sale.

Backup  Withholding.  By law,  if you do not  provide  the Fund with your proper taxpayer identification number and certain required  certifications,  you may be subject to backup withholding on any distributions of income,  capital gains, or proceeds  from the sale of your shares.  The Fund also must  withhold if the IRS instructs it to do so. When  withholding is required,  the amount will be 28% of any distributions or proceeds paid.

Other.  Fund  distributions  and gains  from the sale or  exchange  of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S.  withholding  at a 30% or lower treaty tax rate and U.S.  estate tax and are subject to special  U.S.  tax  certification  requirements  to avoid backup withholding and claim any treaty benefits.

This  discussion  of  "Dividends,  distributions,  and taxes" is not intended or written to be used as tax advice.  Because  everyone's  tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Certain management considerations

Investments by fund of funds and similar investment vehicles
The Fund may accept investments from funds of funds,  including those offered by the Delaware  Investments(R) Funds, as well as similar investment vehicles, such as 529 Plans.  A "529 Plan" is a college  savings  program that  operates  under
Section  529 of the  Code.  From  time to time,  the Fund may  experience  large investments or redemptions  due to allocations or rebalancings by these funds of funds, and/or similar investment vehicles. While it is impossible to predict the overall impact of these  transactions  over time, there could be adverse effects on  portfolio  management.  For  example,  the  Fund  may be  required  to  sell securities  or invest  cash at times when it would not  otherwise  do so.  These transactions  could also have tax consequences if sales of securities  result in gains, and could also increase transaction costs or portfolio turnover.

Financial highlights
The financial  highlights  tables are intended to help you understand the Fund's financial  performance.  All "per share" information  reflects financial results for a single Fund share.  This  information  has been  audited by  [__________], whose report,  along with the Fund's  financial  statements,  is included in the
Fund's annual report, which is available upon request by calling 800 523-1918.

Delaware American Services Fund                                                                                                                                          Class A
                                                                                                                                                                      Year ended
                                                                                                                                                                       6/30
                                            2007        2006        2005         2004       2003

Net asset value, beginning of period       [$xx]     $15.510     $14.400      $11.260    $10.890

Income (loss) from investment
 operations:
Net investment loss (2)                     [xx]     (0.052)     (0.074)      (0.077)    (0.011)
Net realized and unrealized gain on
 investments and foreign currencies         [xx]       1.812       1.620        3.457      1.232
Total from investment operations            [xx]       1.760       1.546        3.380      1.221

Less dividends and distributions:
From net realized gain on investments       [xx]       -----     (0.436)      (0.240)    (0.851)
Total dividends and distributions           [xx]       -----     (0.436)      (0.240)    (0.851)
                                          ------     -------     -------      -------    -------

Net assets value, end of period            [$xx]     $17.270     $15.510      $14.400    $11.260
                                          ======     =======     =======      =======    =======

Total return(2), (3)                       [xx%]      11.35%      11.30%       30.29%     12.92%

Ratios and supplemental data:
Net assets, end of period (000
 omitted)                                  [$xx]    $237,445    $144,146      $48,662     $6,397
Ratio of expenses to average net
 assets                                    [xx%]       1.36%       1.41%        1.38%      1.22%
Ratio of expenses to average net
 assets prior to expense limitation
 and expenses
paid indirectly                            [xx%]       1.41%       1.47%        1.56%      2.10%
Ratio of net investment loss to
 average net assets                        [xx%]     (0.32%)     (0.51%)      (0.58%)    (0.12%)
Ratio of net investment loss to
 average net assets prior to expense
 limitation and expenses paid
 indirectly                                [xx%]     (0.37%)     (0.57%)      (0.76%)    (1.00%)
Portfolio turnover                         [xx%]         78%        128%         199%       153%

Delaware American Services Fund                                                          Class B
                                                                                            Year
                                                                                           ended
                                                                                            6/30
                                            2007        2006        2005         2004       2003

Net asset value, beginning of period       [$xx]     $15.000     $14.040      $11.070    $10.800

Income (loss) from investment
 operations:

Net investment loss (2)                     [xx]     (0.172)     (0.179)      (0.173)    (0.080)
Net realized and unrealized gain on
 investments and foreign currencies         [xx]       1.742       1.575        3.383      1.201
                                          ------     -------     -------      -------    -------
Total from investment operations            [xx]       1.570       1.396        3.210      1.121
                                          ------     -------     -------      -------    -------

Less dividends and distributions:
From net realized gain on investments       [xx]       -----     (0.436)      (0.240)    (0.851)
Total dividends and distributions           [xx]       -----     (0.436)      (0.240)    (0.851)
                                          ------     -------     -------      -------    -------

Net assets value, end of period            [$xx]     $16.570     $15.000      $14.040    $11.070
                                          ======     =======     =======      =======    =======

Total return(2), (3)                       [xx%]      10.47%      10.50%       29.26%     12.04%

Ratios and supplemental data:

Net assets, end of period (000
 omitted)                                  [$xx]     $58,797     $39,238      $14,053     $4,838

Ratio of expenses to average net
 assets                                    [xx%]       2.11%       2.16%        2.13%      1.97%
Ratio of expenses to average net
 assets prior to expense limitation
 and expenses paid indirectly              [xx%]       2.11%       2.17%        2.26%      2.81%

Ratio of net investment loss to
 average net assets                        [xx%]     (1.07%)     (1.26%)      (1.33%)    (0.87%)
Ratio of net investment loss to
 average net assets
prior to expense limitation and
 expenses paid indirectly                  [xx%]      (1.07%)     (1.27%)    (1.46%)     (1.71%)
Portfolio turnover                         [xx%]         78%        128%         199%       153%

Delaware American Services Fund                                                          Class C
                                                                                            Year
                                                                                           ended
                                                                                            6/30

                                            2007        2006        2005         2004       2003

Net asset value, beginning of period       [$xx]     $15.000     $14.040      $11.060    $10.790

Income (loss) from investment
 operations:

Net investment loss (2)                     [xx]     (0.172)     (0.178)      (0.173)    (0.080)
Net realized and unrealized gain on
 investments and foreign currencies         [xx]       1.742       1.574        3.393      1.201
                                          ------     -------     -------      -------    -------
Total from investment operations            [xx]       1.570       1.396        3.220      1.121
                                          ------     -------     -------      -------    -------

Less dividends and distributions:
From net realized gain on investments       [xx]       -----     (0.436)      (0.240)    (0.851)
                                          ------     -------     -------      -------    -------
Total dividends and distributions           [xx]       -----     (0.436)      (0.240)    (0.851)
                                          ------     -------     -------      -------    -------

Net assets value, end of period            [$xx]     $16.570     $15.000      $14.040    $11.060
                                          ======     =======     =======      =======    =======

Total return(2), (3)                       [xx%]      10.47%      10.50%       29.26%     12.15%

Ratios and supplemental data:

Net assets, end of period (000
 omitted)                                  [$xx]    $100,628     $52,263       $8,614       $778

Ratio of expenses to average net
 assets                                    [xx%]       2.11%       2.16%        2.13%      1.97%
Ratio of expenses to average net
 assets prior to expense limitation
 and expenses paid indirectly              [xx%]       2.11%       2.17%        2.26%      2.81%

Ratio of net investment loss to
 average net assets                        [xx%]     (1.07%)     (1.26%)      (1.33%)    (0.87%)
Ratio of net investment loss to
 average net assets
prior to expense limitation and
 expenses paid indirectly                  [xx%]     (1.07%)     (1.27%)      (1.46%)    (1.71%)
Portfolio turnover                         [xx%]         78%        128%         199%       153%

Delaware American Services Fund          CLASS R
                                      10/1/06(1)
                                      to 6/30/07

Net asset value, beginning of period       [$xx]

Income (loss) from investment
 operations:

Net investment loss (2)                     [xx]

Net realized and unrealized gain on
 investments and foreign currencies         [xx]
                                          ------
Total from investment operations            [xx]
                                          ------

Less dividends and distributions:
From net realized gain on investments       [xx]
                                          ------
Total dividends and distributions           [xx]
                                          ------

Net assets value, end of period            [$xx]
                                          ======

Total return(2), (3)                       [xx%]

Ratios and supplemental data:

Net assets, end of period (000
 omitted)                                  [$xx]

Ratio of expenses to average net
 assets                                    [xx%]
Ratio of expenses to average net
 assets prior to expense limitation
 and expenses paid indirectly              [xx%]

Ratio of net investment loss to
 average net assets                        [xx%]

Ratio of net investment loss to
 average net assets prior to expense
limitation and expenses paid
 indirectly                                [xx%]
Portfolio turnover                         [xx%]

(1)  Date of commencement  of operations;  ratios have been annualized and total return has not been annualized.

(2)  The  average  shares  outstanding  method  has been  applied  for per share information.

(3)  Total  investment  return is based on the  change  in net asset  value of a
     share  during  the  period  and  assumes   reinvestment  of  dividends  and
     distributions at net asset value.  Total investment return reflects waivers and  payment  of  fees  by the  Manager  and  Distributor,  as  applicable.
     Performance  would have been lower had the expense  limitation  not been in effect.

How to read the financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit,  while a realized loss occurs when we sell an investment at a loss.  When an investment  increases or  decreases  in value but we do not sell it, we record an  unrealized  gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions  from: Net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share,  calculated by dividing the net assets by the number of shares outstanding.

Total return
This  represents  the rate  that an  investor  would  have  earned or lost on an investment in a fund. In  calculating  this figure for the financial  highlights table,  we include  applicable  fee waivers,  exclude  front-end and  contingent deferred sales charges,  and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets  represent  the total value of all the assets in a fund's  portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the  percentage of net assets that a fund pays annually for operating  expenses and management fees.  These expenses include  accounting and administration expenses, services for shareholders and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment  income (loss) by average net assets.

Portfolio turnover
This figure tells you the amount of trading  activity in a fund's  portfolio.  A turnover rate of 100% would occur if, for example, a fund bought and sold all of the  securities  in its  portfolio  once in the  course of a year or  frequently traded a single  security.  A high rate of  portfolio  turnover  in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

Glossary

How to use this glossary
This glossary  includes  definitions of investment terms, many of which are used throughout  the  Prospectus.  If you  would  like  to  know  the  meaning  of an investment term that is not explained in the text, please check the glossary.

Amortized cost
Amortized  cost is a method used to value a fixed  income  security  that starts with the face value of the security  and then adds or subtracts  from that value depending  on whether the  purchase  price was greater or less than the value of the  security  at  maturity.  The  amount  greater or less than the par value is divided equally over the time remaining until maturity.

Appreciation
An increase in the value of an investment.

Average maturity
An average of when the  individual  bonds and other  debt  securities  held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company,  municipality,  or government agency.  In return for  lending  money to the  issuer,  a bond  buyer  generally receives fixed periodic  interest payments and repayment of the loan amount on a specified  maturity  date.  A bond's  price  changes  prior to  maturity  and is inversely  related to current  interest  rates.  When interest rates rise,  bond prices fall, and when interest  rates fall,  bond prices rise. See "Fixed income securities."

Bond ratings
Independent  evaluations  of  creditworthiness,  ranging from  Aaa/AAA  (highest quality) to D (lowest  quality).  Bonds rated  Baa/BBB or better are  considered investment grade. Bonds rated Ba/BB or lower are commonly known as "junk bonds".
See also "Nationally recognized statistical rating organization."

Capital
The amount of money you invest.

Capital gains distributions
Payments to mutual fund  shareholders of profits  (realized gains) from the sale of a fund's  portfolio  securities.  Usually  paid  once a year;  may be  either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial  advisor for investment  advice and help in buying or selling mutual funds, stocks, bonds, or other securities.

Compounding
Earnings on an investment's previous earnings

Consumer Price Index (CPI)
Measurement  of U.S.  inflation;  represents  the price of a basket of  commonly purchased goods

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed  (sold back to a fund)
within a set number of years; an alternative  method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

Corporate bond
A debt security issued by a corporation. See "Bond."

Cost basis
The original purchase price of an investment,  used in determining capital gains and losses

Depreciation
A decline in an investment's value.

Diversification
The process of spreading  investments  among a number of  different  securities, asset classes, or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund  shareholders  of  dividends  passed along from a fund's portfolio of securities.

Duration
A measurement of a fixed income  investment's  price volatility.  The larger the number,  the  greater  the likely  price  change for a given  change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment,  and expenses related to maintaining a fund's portfolio of securities and distributing its shares. They are paid from a fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker, accountant,  planner, or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FINRA
The  Financial  Industry  Regulatory  Authority is the largest  non-governmental regulator for all securities firms doing business in the United States.

Fixed income securities
With fixed income securities,  the money you originally invested is paid back at a  pre-specified  maturity date.  These  securities,  which include  government, corporate,  or municipal  bonds,  and money market  securities,  typically pay a fixed rate of return (often referred to as interest). See "Bond."

Government securities
Securities  issued  by  the  U.S.  Government  or  its  agencies.  They  include
Treasuries, as well as agency-backed securities such as Fannie Maes.

Inflation
The  increase in the cost of goods and  services  over time.  U.S.  inflation is frequently measured by changes in the Consumer Price Index ("CPI").

Investment objective
The objective,  such as long-term capital growth or high current income,  that a mutual fund pursues.

Management fee
The  amount  paid by a mutual  fund to the  investment  manager  for  management services,  expressed  as an  annual  percentage  of a fund's  average  daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share  of  common  stock by the  number  of  shares  held by  shareholders.  A corporation with one million shares  outstanding and a market price per share of
$10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying  loan principal to bondholders.

Nationally recognized statistical rating organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal  short-term issues,  rating the probability that the issuer of the debt will meet the scheduled  interest  payments and repay the principal. Ratings are published by such companies as Moody's Investors Service,
Inc. (Moody's), Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
(S&P), and Fitch, Inc. (Fitch).

Net asset value (NAV)
The total value of one mutual fund share, generally equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio (P/E)
A measure of a stock's value  calculated by dividing the current market price of a share of stock by its annual  earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest  (also  called  "capital").  Also  refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The  official  offering  document  that  describes  a  mutual  fund,  containing information  required  by the  SEC,  such as  investment  objectives,  policies, services, and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally  defined as variability of value;  also credit risk,  inflation  risk, currency risk, and interest rate risk.  Different  investments involve different types and degrees of risk.

S&P 500 Composite Stock Index
The S&P 500 Composite  Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Sales charge
Charge on the  purchase or  redemption  of fund shares  sold  through  financial advisors.  May vary  with the  amount  invested.  Typically  used to  compensate financial advisors for advice and service provided.

SEC (Securities and Exchange Commission)
Federal  agency  established  by Congress to administer  the laws  governing the securities industry, including mutual funds.

Share classes
Different  classifications of shares.  Mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank,  brokerage firm, or other financial  institution that a customer's  signature is valid.  Signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's  volatility;  for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
A  document  that  provides  more  information  about  a  fund's   organization,
management, investments, policies, and risks.

Stock
An investment  that  represents a share of ownership  (equity) in a corporation.
Stocks are often referred to as common stocks or equities.

Total return
An investment performance measurement,  expressed as a percentage,  based on the combined  earnings from  dividends,  capital  gains,  and change in price over a given period.

Uniform Gifts to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide  special tax  advantages and a simple way to transfer property to a minor.

Volatility
The tendency of an investment to go up or down in value by different magnitudes.
Investments  that  generally go up or down in value in relatively  small amounts are considered "low  volatility"  investments,  whereas those  investments  that generally  go up or down in value in  relatively  large  amounts are  considered
"high volatility" investments.

Additional Information

Additional  information about the Fund's  investments is available in the Fund's annual  and  semiannual  reports  to  shareholders.  In the  Fund's  shareholder reports,  you will find a discussion  of the market  conditions  and  investment strategies that significantly  affected the Fund's performance during the period covered  by the  report.  You can find  more  information  about the Fund in the current  SAI,  which we have  filed  electronically  with  the SEC and  which is legally a part of this Prospectus (it is incorporated by reference). If you want a free copy of the SAI or the annual or  semiannual  report,  or if you have any questions  about  investing in the Fund, you can write to us at P.O. Box 219656,
Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO
64105 by overnight  courier service,  or call toll-free 800 523-1918.  Please do not send any correspondence to 2005 Market Street, Philadelphia,  PA 19103-7094.
The  Fund's  SAI and annual and  semiannual  reports  to  shareholders  are also
available,     free    of    charge,     through    the    Fund's    Web    site
(www.delawareinvestments.com).  You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other  information about the Fund on the EDGAR database on the SEC Web site (www.sec.gov).  You can also get copies of this information, after payment of a duplicating  fee, by e-mailing the SEC at  publicinfo@sec.gov or by writing  to the Public  Reference  Section  of the SEC,  Washington,  D.C.
20549-0102.  Information about the Fund,  including its SAI, can be reviewed and copied  at the SEC's  Public  Reference  Room in  Washington,  D.C.  You can get
information on the Public Reference Room by calling the SEC at 202 551-8090.

Contact information

Web site
www.delawareinvestments.com

E-mail
service@delinvest.com

Shareholder Service Center

800 523-1918

Call the Shareholder  Service Center Monday to Friday,  8 a.m. to 7 p.m. Eastern
Time:

o    For fund information, literature, price, yield, and performance figures.

o    For information on existing regular investment accounts and retirement plan
     accounts   including  wire   investments,   wire   redemptions,   telephone
     redemptions, and telephone exchanges.

Delaphone Service

800 362-FUND (800 362-3863)

o    For  convenient  access  to  account  information  or  current  performance information  on all  Delaware  Investments(R)  Funds seven days a week,  24 hours a day, use this Touch-Tone(R)service.

 DELAWARE FUND SYMBOLS
 Delaware American Services Fund                    CUSIP             Nasdaq
 Class A                                          24581P101            DASAX
 Class B                                          24581P309            DASBX
 Class C                                          24581P408            DAMCX
 Class R                                          24581P507            DASRX

Investment Company Act file number: 811-01485

[PR-496 [6/06] CGI 10/06] [UPDATE]                          [PO 11304] [UPDATE]

GROWTH-EQUITY

Prospectus        OCTOBER __, 2007

                  DELAWARE AMERICAN SERVICES FUND
                  INSTITUTIONAL CLASS

The  Securities and Exchange  Commission  has not approved or disapproved  these
securities   or  passed  upon  the   adequacy  of  this   Prospectus,   and  any
representation to the contrary is a criminal offense.

Fund profile                                                  page
Delaware American Services Fund

How we manage the Fund                                        page
Our investment strategies
The securities we typically invest in
The risks of investing in the Fund
Disclosure of portfolio holdings information

Who manages the Fund                                          page
Investment manager
Portfolio managers
Manager of managers structure
Who's who?

About your account                                            page
Investing in the Fund
Payments to intermediaries
How to buy shares
Fair valuation
Document delivery
How to redeem shares
Account minimum
Exchanges
Frequent trading of Fund shares
Dividends, distributions, and taxes
Certain management considerations

Financial highlights                                          page

Glossary                                                      page

Additional information                                        page

Profile: Delaware American Services Fund

What is the Fund's investment  objective?  Delaware American Services Fund seeks to provide long-term  capital growth.  Although the Fund will strive to meet its investment objective, there is no assurance that it will.

What are the Fund's main investment strategies? We invest primarily in stocks of
U.S. service and service-related  companies across the economic spectrum that we believe have the ability to generate high and sustainable earnings growth with a reasonable level of risk. The Fund uses a bottom-up  approach to stock selection that seeks to identify the companies that we believe to be industry leaders--the highest quality companies with exceptional business plans and the wherewithal to execute those plans.  These typically are companies in growing  industries whose meaningful  barriers to entry help sustain strong and growing market share. They possess  what we believe to be  superior  earnings-growth  potential,  financial strength,  and most  importantly,  exceptional  management.  We utilize multiple growth-oriented  valuation  metrics to  determine  how  attractive  a company is relative to other  companies.  While the Fund invests  broadly  across  economic sectors,  it tends to focus on the growing service components of the economy and have less exposure to industries  whose  historical  volatility  could introduce unwanted  levels of downside risk into the  portfolio.  The stocks can be of any size or  market  capitalization,  including  securities  of  emerging  or  other growth-oriented companies.  Under normal circumstances,  the Fund will invest at least 80% of its net assets in U.S. service and  service-related  companies (80%
policy) and may invest up to 20% of its net assets in foreign securities.

What are the main risks of investing  in the Fund?  Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest.  Over time,  the value of your  investment in the Fund will increase and decrease  according  to  changes  in the value of the  securities  in the Fund's portfolio. This Fund will be affected by declines in stock prices.

Although  the Fund will not  invest  more than 25% of its net  assets in any one industry,  the Fund may from time to time  invest a  significant  portion of its assets in specific sectors. In instances when there is greater  concentration in specific  sectors,  the Fund may be  particularly  sensitive  to  changes in the general market and economic conditions that affect those sectors.

For example,  in instances when there is a greater  concentration  of the Fund's assets in the financial services sector, the Fund may be particularly  sensitive to changes  in the  general  market  and  economic  conditions  that  affect the financial services sector. Financial services companies are subject to extensive government  regulation  which tends to limit the financial  commitments that the companies can make and the interest rates and other fees they can charge.  These limitations can have a significant  effect on the  profitability  of a financial services company.  Also,  financial services companies may be hurt when interest rates rise sharply,  although not all participants are affected  equally.  These stocks may also be vulnerable to rapidly rising inflation.  Moreover, government deregulation of the financial  industry may stall,  which could limit the profit potential of industry participants.

Moreover,  from time to time the Fund may have  significantly  lower exposure to
pharmaceuticals/biotechnology,   healthcare  devices,  and  technology  hardware
companies  than  the  Fund's   benchmark.   In  instances  where  the  Fund  has
significantly  lower-than-market  exposure to such  industries,  the Fund may be particularly sensitive to the general market and other economic conditions which are highly  favorable  to those  industries  and  subsequently  may not  benefit proportionately from those conditions.

In  addition,  the  smaller  companies  that the Fund may invest in may  involve greater risk than other companies due to their size,  narrower lines of products or services,  limited  financial  resources and greater  sensitivity to economic conditions.  Stocks of smaller  companies may  experience  volatile  trading and price fluctuations, especially in the short-term.

The Fund's 80% policy  described  above is not a  fundamental  policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days' notice prior to any such change.

For a more complete  discussion  of risk,  please see "The risks of investing in the Fund" on page [x].

Who should invest in the Fund
o    Investors with long-term financial goals
o    Investors seeking an investment primarily in common stocks
o    Investors seeking exposure to the capital appreciation opportunities of the service sectors of the market

Who should not invest in the Fund
o    Investors with short-term financial goals
o    Investors whose primary goal is current income
o    Investors  who are  unwilling to accept  share  prices that may  fluctuate, sometimes significantly, over the short term

An  investment  in the Fund is not a deposit  of any bank and is not  insured or guaranteed by the Federal Deposit  Insurance  Corporation  ("FDIC") or any other government agency.

You  should  keep  in mind  that an  investment  in the  Fund is not a  complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be sure to discuss  this Fund with your  financial  advisor to determine whether it is an appropriate choice for you.

How has Delaware American Services Fund performed?

This bar chart and table can help you  evaluate  the risks of  investing  in the
Fund. We show how annual returns for the Fund's  Institutional Class shares have varied over the past seven calendar years, as well as the average annual returns for these shares for the one- and five-year and lifetime periods. Prior to March
1, 2001, the Fund had not engaged in a broad  distribution  effort of its shares and had been subject to limited redemption requests. The Fund's past performance
(before and after taxes) is not necessarily an indication of how it will perform in the future. Instances of high double-digit returns are highly unusual, cannot be sustained,  and were achieved  primarily during favorable market  conditions.
The returns reflect expense caps in effect during certain of these periods.  The returns  would be lower  without the expense  caps.  Please see the footnotes on page [x[ for additional information about the expense caps.

Year-by-year total return (Institutional Class)

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR-BY-YEAR TOTAL RETURN (INSTITUTIONAL CLASS)]

--------------- ------------ ------------ ------------ ------------ ------------- ------------
     2000          2001         2002         2003         2004          2005         2006
--------------- ------------ ------------ ------------ ------------ ------------- ------------
    38.79%        12.39%       -7.69%       48.98%       23.68%        4.84%         [xx%]
--------------- ------------ ------------ ------------ ------------ ------------- ------------

As of September 30, 2007, the Fund's  Institutional  Class shares had a calendar year-to-date  return of [xx%]. During the periods illustrated in this bar chart,
Institutional  Class' highest  quarterly  return was [xx%] for the quarter ended
[March 31,  2000] and its lowest  quarterly  return was [-15.89% for the quarter ended September 30, 2002].

Average annual returns for periods ending 12/31/06
------------------------------------------------------------------------- ------------- ------------- ---------------
                                                                             1 year       5 years        Lifetime
                                                                                                       (12/29/99)**
------------------------------------------------------------------------- ------------- ------------- ---------------
Return before taxes                                                           [xx%]         [xx%]          [xx%]
------------------------------------------------------------------------- ------------- ------------- ---------------
Return after taxes on distributions                                           [xx%]         [xx%]          [xx%]
------------------------------------------------------------------------- ------------- ------------- ---------------
Return after taxes on distributions and sale of Fund shares                   [xx%]         [xx%]          [xx%]
------------------------------------------------------------------------- ------------- ------------- ---------------
S&P 500 Composite Stock Index* (reflects no deduction for fees,
 expenses, or taxes)                                                          [xx%]         [xx%]          [xx%]
------------------------------------------------------------------------- ------------- ------------- ---------------

The  Fund's  returns  above  are  compared  to the  performance  of the  S&P 500
Composite  Stock Index.  The S&P 500 Composite Stock Index is an unmanaged index of 500 widely held common stocks that is often used to represent  performance of the U.S.  stock market.  You should  remember that unlike the Fund, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

Actual after-tax  returns depend on the investor's  individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual  retirement accounts.  The after-tax returns shown are calculated using the highest  individual federal marginal income tax rates in effect during the periods  presented  and do not reflect the impact of state and local  taxes.
The  after-tax  rate used is based on the  current tax  characterization  of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different  than the final tax  characterization  of such  elements.  Past performance, both before and after taxes, is not a guarantee of future results.

**  Lifetime  returns  are shown if the Fund or Class  existed  for less than 10 years.  The returns shown for the  Institutional  Class shares are shown for the lifetime  period because the inception date for the Class was December 29, 1999.
The Index reports returns on a monthly basis as of the last day of the month. As a result, the Index return for the Institutional  Class shares lifetime reflects the return from December 31, 1999 through December 31, 2006.

What are the Fund's fees and expenses?

-------------------------------------------- ------------------------------------------------------- ---------------------
You do not pay sales charges directly from   CLASS                                                          INSTITUTIONAL
your investments when you buy or sell
shares of the Institutional Class.
-------------------------------------------- ------------------------------------------------------- ---------------------
                                             Maximum sales charge (load) imposed on purchases as a                   none
                                             percentage of offering price
-------------------------------------------- ------------------------------------------------------- ---------------------
                                             Maximum contingent deferred sales charge (load) as a                    none
                                             percentage of original purchase price or redemption
                                             price, whichever is lower
-------------------------------------------- ------------------------------------------------------- ---------------------
                                             Maximum sales charge (load) imposed on reinvested
                                             dividends                                                               none
-------------------------------------------- ------------------------------------------------------- ---------------------
                                             Redemption fees                                                         none
--------------------------------------------------------------------------------------------------- ---------------------
                                             Exchange fees(1)                                                        none
-------------------------------------------- ------------------------------------------------------- ---------------------

-------------------------------------------- ------------------------------------------------------- ---------------------
Annual fund operating expenses are           CLASS                                                          INSTITUTIONAL
deducted from the Fund's assets.
-------------------------------------------- ------------------------------------------------------- ---------------------
                                             Management fees                                                        [xx%]
-------------------------------------------- ------------------------------------------------------- ---------------------
                                             Distribution and service (12b-1) fees                                 [none]
-------------------------------------------- ------------------------------------------------------- ---------------------
                                             Other expenses                                                       [x.xx%]
-------------------------------------------- ------------------------------------------------------- ---------------------
                                             Acquired fund fees and expenses                                        [xx%]
-------------------------------------------- ------------------------------------------------------- ---------------------
                                             Total annual fund operating expenses                                 [x.xx%]
-------------------------------------------- ------------------------------------------------------- ---------------------

 ------------------------------------------- -------------------------------------------------------- --------------
 This example is intended to help you        1 year                                                           [$xx]
 compare the cost of investing in the Fund   -------------------------------------------------------- --------------
 to the cost of investing in other mutual    3 years                                                          [$xx]
 funds with similar investment objectives.   -------------------------------------------------------- --------------
 We show the cumulative amount of Fund       5 years                                                          [$xx]
 expenses on a hypothetical investment of    -------------------------------------------------------- --------------
 $10,000 with an annual 5% return over the   10 years                                                         [$xx]
 time shown. The Fund's actual rate of       -------------------------------------------------------- --------------
 return may be greater or less than the
 hypothetical 5% return we use here. This
 example assumes that the Fund's total
 operating expenses remain unchanged in
 each of the periods we show.  This is an
 example only, and does not represent
 future expenses, which may be greater or
 less than those shown here.
 ------------------------------------------- -------------------------------------------------------- --------------

(1)  Exchanges   are   subject   to   the    requirements   of   each   Delaware
     Investments(R)Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

How we manage the Fund

Our investment strategies
We research  individual  companies and analyze  economic and market  conditions, seeking to identify the  securities or market sectors that we think are the best investments  for the Fund.  The following is a description  of how the portfolio managers pursue the Fund's investment objective.

We take a disciplined approach to investing, combining investment strategies and risk  management  techniques  that we believe can help  shareholders  meet their goals.

We strive to identify  companies  that offer the potential  for long-term  price appreciation. With respect to the Fund's 80% policy described above, we consider
American  services  companies  to  be  those  U.S.  service  or  service-related companies  in the basic  industry/capital  goods,  business  services,  consumer non-durables,  consumer services, energy, financial services, and transportation sectors as well as  service-related  companies  in other  sectors.  We will also invest  selectively  in U.S.  service-oriented  companies in the  healthcare and technology  sectors.  From time to time,  the Fund may focus its  investments on companies in one sector over companies in other sectors.

The Fund  employs a bottom-up  stock  selection  approach to find  companies  we believe to be the leading  companies in the services sectors of the economy.  In our search for such companies,  we will evaluate a stock's current  valuation by
reviewing   such   factors   as   forward   price-to-earnings,    price-to-book,
price-to-free  cashflow and revenues, as well as historic and projected earnings and growth rates.  Additional  factors,  including  cost of capital and employee utilization  characteristics,  such as revenue per  employee,  may also be taken into account.

Once we  identify  stocks  that  have  attractive  characteristics,  we  further evaluate the company.  We look at the  capability of the  management  team,  the strength of the company's  position  within its industry,  the potential for the company to develop new  products or markets,  how high the  company's  return on equity  is,  and  the  stringency  of the  company's  financial  and  accounting policies.

The Fund's investment objective is non-fundamental. This means that the Board of
Trustees (Board) may change the Fund's objective without  obtaining  shareholder approval.  If the objective were changed,  we would notify shareholders at least
60 days before the change in the objective became effective.

The securities we typically invest in
Stocks offer  investors  the  potential  for capital  appreciation,  and may pay dividends as well.

------------------------------------------------------------------ ----------------------------------------------------------------
                            Securities                                                     How we use them
------------------------------------------------------------------ ----------------------------------------------------------------
Common stocks: Securities that represent shares of ownership in a  We invest at least 65% of the Fund's total assets in equity
corporation. Stockholders participate in the corporation's         securities (including common stocks and convertible
profits and losses, proportionate to the number of shares they     securities).  Generally, however, we invest 90% to 100% of net
own.                                                               assets in common stock. We may invest in common stocks of any market capitalization.

------------------------------------------------------------------ ----------------------------------------------------------------
American Depositary Receipts (ADRs): ADRs are receipts issued by   We may invest without limit in ADRs and will do so when we
a depositary (usually a U.S. bank) that represent the bank's       believe they offer greater value and greater appreciation
holdings of a stated number of shares of a foreign corporation.    potential than U.S. securities.
An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are bought and sold on U.S. securities exchanges in the same way as other U.S.
securities.

------------------------------------------------------------------ ----------------------------------------------------------------
Convertible securities: Usually preferred stocks or corporate      We may invest in convertible securities and select them on
bonds that can be exchanged for a set number of shares of common   the basis of the common stock into which they can be
stock at a predetermined price.                                    converted, not on the basis of the debt ratings of the
                                                                   convertible securities.

------------------------------------------------------------------ ----------------------------------------------------------------
Repurchase agreements: An agreement between a buyer of             Typically, we use repurchase agreements as a short-term
securities, such as a fund, and a seller of securities, in which   investment for the Fund's cash position. In order to enter into
the seller agrees to buy the securities back within a specified    these repurchase agreements, the Fund must have collateral of
time at the same price the buyer paid for them, plus an amount     at least 102% of the repurchase price. We will only enter into
equal to an agreed upon interest rate. Repurchase agreements are   repurchase agreements in which the collateral is comprised of
often viewed as equivalent to cash.                                U.S. government securities.

------------------------------------------------------------------ ----------------------------------------------------------------
Restricted securities: Privately placed securities whose resale    We may invest in privately placed securities including those
is restricted under U.S. securities laws.                          that are eligible for resale only among certain institutional buyers without registration, which are commonly known as "Rule
                                                                   144A Securities."  Restricted securities that are determined to be illiquid may not exceed the Fund's 15% limit on illiquid securities.

------------------------------------------------------------------ ----------------------------------------------------------------
Options and futures: Options represent a right to buy or sell a    If we have stocks in the Fund that have unrealized gains
security at an agreed upon price at a future date. The purchaser   because of past appreciation, we would want to protect those
of an option may or may not choose to go through with the          gains when we anticipate adverse conditions. We might use
transaction.                                                       options or futures to neutralize the effect of any price
                                                                   declines, without selling the security.  For example, we might
Futures contracts are agreements for the purchase or sale of       buy a put option giving us the right to sell the stock at a
securities at a specified price, on a specified date.  Unlike an   specific price on a specific date in the future.  If prices
option, a futures contract must be executed unless it is sold      then fell, our decline would be offset by the gain on the put
before the settlement date.                                        option. On the other hand, if prices rose, we would lose the amount paid for the put option, but we would still own the
Certain options and futures may be considered to be derivative     stock, and could benefit from the appreciation.
securities.
                                                                   Use of these strategies can increase the operating costs of the
                                                                   Fund and can lead to loss of principal.

                                                                   The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act
                                                                   (CEA) and, therefore, is not subject to registration or
                                                                   regulation as a commodity pool operator under the CEA.

------------------------------------------------------------------ ----------------------------------------------------------------
Illiquid securities: Securities that do not have a ready market    We may invest up to 15% of the Fund's net assets in illiquid and cannot be readily sold within seven days at approximately the  securities.
price at which a fund has valued them.

------------------------------------------------------------------ ----------------------------------------------------------------

The Fund may also  invest in other  securities,  including  warrants,  preferred stocks,  and bonds.  The Fund may invest up to 20% of its net assets directly in foreign  securities;  however,  the Fund's  manager has no present  intention of doing  so.  Please  see  the  Statement  of  Additional  Information  (SAI)  for
additional  descriptions  of these  securities,  as well as those  listed in the table above.

Lending securities
We may lend up to 25% of the  Fund's  assets  to  qualified  broker/dealers  and institutional investors for their use in securities  transactions.  Borrowers of the Fund's securities must provide  collateral to the Fund and adjust the amount of collateral each day to reflect changes in the value of the loaned securities.
These transactions may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed-delivery basis
We may buy or sell securities on a when-issued or  delayed-delivery  basis; that is, paying for securities before delivery or taking delivery at a later date. We will  designate  cash or  securities  in amounts  sufficient to cover the Fund's obligations, and will value the designated assets daily.

Borrowing from banks
We may borrow  money from banks as a  temporary  measure  for  extraordinary  or emergency  purposes or to facilitate  redemptions,  though we normally do not do
so. We will be  required to pay  interest  to the  lending  banks on the amounts borrowed. As a result,  borrowing money could result in the Fund being unable to meet its investment objective.

Temporary defensive positions
For temporary defensive  purposes,  we may hold a substantial part of the Fund's assets in high-quality,  fixed income securities,  cash, or cash equivalents, or other high-quality,  short-term  instruments.  To the extent that the Fund holds these investments, the Fund may be unable to achieve its investment objective.

Portfolio turnover
It is possible  that the Fund's  annual  portfolio  turnover may be greater than
100%. A turnover  rate of 100% would occur if, for example,  the Fund bought and sold all of the  securities  in its  portfolio  once in the  course of a year or frequently  traded a single security.  A high rate of portfolio  turnover in any year may  increase  brokerage  commissions  paid and  could  generate  taxes for shareholders on realized investment gains.

The risks of investing in the Fund
Investing  in any mutual fund  involves  risk,  including  the risk that you may receive little or no return on your  investment,  and the risk that you may lose part or all of the money you invest.  Before you invest in the Fund,  you should carefully  evaluate  the risks.  Because  of the nature of the Fund,  you should consider your investment to be a long-term  investment  that typically  provides the best results when held for a number of years.  The table below describes the principal risks you assume when investing in the Fund.  Please see the SAI for a further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------ ----------------------------------------------------------------
                              Risks                                                   How we strive to manage them
------------------------------------------------------------------ ----------------------------------------------------------------
Market risk is the risk that all or a majority of the securities   We maintain a long-term investment approach and focus on
in a certain market-like the stock or bond market-will decline in  securities that we believe can appreciate over an extended
value because of economic conditions, future expectations, or      period of time regardless of interim market fluctuations. We do
investor confidence.                                               not try to predict overall stock market movements and though we may hold securities for any amount of time, we generally do not trade for short-term purposes.

------------------------------------------------------------------ ----------------------------------------------------------------
Industry and security risk:  Industry risk is the risk that the    Although we will not invest more than 25% of the Fund's net value of securities in a particular industry will decline because  assets in any one industry, we may from time to time invest a
of changing expectations for the performance of that industry.     significant portion of the Fund's assets in specific sectors.
                                                                   As a consequence, the value of Fund shares can be expected to
Security risk is the risk that the value of an individual  stock   fluctuate in response to economic, political, or regulatory
or bond will decline because of changing expectations for the      developments affecting companies in those specific sectors, and
performance of the individual company issuing the stock or bond.   may fluctuate more widely than shares of a fund that invests in a broader range of industries or sectors. For example, to the extent that the Fund invests more heavily in the financial services sector, the Fund may be more susceptible to any single economic, political, or regulatory development affecting the financial services industry.

                                                                    We limit the amount of the Fund's assets invested in any one industry and in any individual security. We also follow a
                                                                   rigorous selection process when choosing securities and
                                                                   continually monitor them while they remain in the portfolio.

------------------------------------------------------------------ ----------------------------------------------------------------
Interest rate risk is the risk that securities will decrease in    We analyze each company's financial situation and its cash flow
value if interest rates rise. The risk is generally associated     to determine the company's ability to finance future expansion
with bonds; however, because small- and medium-sized companies     and operations.  The potential impact that rising interest
often borrow money to finance their operations, they may be        rates might have on a stock is taken into consideration before
adversely affected by rising interest rates because such changes   the stock is purchased. The Fund holds the stock of a mix of
impact their cost of capital and profitability. Financial          different financial companies some of which may be more or less
services companies may also be affected by interest rate changes   sensitive to interest rate changes.
as such changes impact their cost of capital and profitability.

------------------------------------------------------------------ ----------------------------------------------------------------
Foreign risk is the risk that foreign securities may be adversely  The Fund typically invests only a small portion of its
affected by political instability, changes in currency exchange    portfolio in foreign securities or ADRs. When we do purchase
rates, foreign economic conditions, or inadequate regulatory and   foreign securities, they are often denominated in U.S. dollars.
accounting standards.                                              We also tend to avoid markets where we believe accounting
                                                                   standards or the regulatory structure are underdeveloped.

------------------------------------------------------------------ ----------------------------------------------------------------
Company size risk is the risk that prices of small and             We seek opportunities among companies of all sizes.  Because
medium-size companies may be more volatile than those of larger    the Fund's portfolio does not concentrate specifically on
companies because of limited financial resources or dependence on  small- or medium-size companies, this risk may be balanced by
narrow product lines.                                              our holdings of large companies.

------------------------------------------------------------------ ----------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be        We limit exposure to illiquid securities to 15% of the Fund's
readily sold within seven days at approximately the price at       net assets.
which a fund has valued them.
------------------------------------------------------------------ ----------------------------------------------------------------

------------------------------------------------------------------ ----------------------------------------------------------------
                              Risks                                                  How we strive to manage them
------------------------------------------------------------------ ----------------------------------------------------------------
Futures and options risk is the possibility that a fund may        We will not use futures and options for speculative reasons. We experience a significant loss if it employs an options or futures  may use futures and options to protect gains in the portfolio
strategy related to a security or a market index and that          without actually selling a security.  We may also use options
security or index moves in the opposite direction from what the    and futures to quickly invest excess cash so that the portfolio
portfolio manager anticipated.  Futures and options also involve   is generally fully invested.
additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy.
------------------------------------------------------------------ ----------------------------------------------------------------

Disclosure of portfolio holdings information
A  description  of the  Fund's  policies  and  procedures  with  respect  to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

Who manages the Fund

Investment manager
The Fund is  managed  by  Delaware  Management  Company  (Manager),  a series of
Delaware Management Business Trust, which is a subsidiary of Delaware Management
Holdings,  Inc. The Manager makes investment decisions for the Fund, manages the
Fund's business affairs,  and provides daily  administrative  services.  For its services,  the Manager was paid an aggregate fee, net of waivers,  of [x.xx%] of the Fund's average daily net assets for the last fiscal year.

A  discussion  of the basis for the Board`s  approval  of the Fund's  investment advisory  contract is available in the Fund's annual report to shareholders  for the period ended June 30, 2007.

Portfolio managers
Marshall T. Bassett has primary  responsibility for making day-to-day investment decisions  for the Fund.  When making  investment  decisions  for the Fund,  Mr.
Bassett  regularly  consults  with Steven G.  Catricks,  Liu-Er  Chen,  Barry S.
Gladstein,  Christopher  M.  Holland,  Steven T. Lampe,  Rudy D.  Torrijos  III,
Michael S. Tung, and Lori P. Wachs.

Marshall T. Bassett, Senior Vice President,  Chief Investment Officer - Emerging
Growth Equity
Mr. Bassett joined  Delaware  Investments in 1997. He leads the firm's  Emerging
Growth team, which focuses on small-, mid-, and smid-cap investment products and strategies.  Prior to taking over  leadership of the Emerging  Growth team,  Mr.
Bassett  spent  eight  years as a portfolio  manager  and  analyst,  focusing on consumer and retail  stocks in the growth area.  From 1989 to 1997, he worked at
Morgan Stanley Asset Management  Group,  where he most recently served as a vice president in its Emerging Growth group,  analyzing small-cap  companies.  Before that,  he worked at a community  bank in  Hopkinsville,  Ky.,  which  eventually became part of The Sovran Bank and Trust  Company.  He received  his  bachelor's degree from Duke University and an MBA from the Fuqua School of Business at Duke
University. Mr. Bassett is a member of the Fuqua School's alumni board.

Steven G. Catricks, CFA, Vice President, Portfolio Manager
Mr.  Catricks  joined  Delaware  Investments  in 2001.  He handles  research and analysis in the technology  sector for the firm's  Emerging  Growth Equity team.
Previously,  he was an equity analyst at BlackRock  Financial from 1999 to 2000, where he specialized in small-capitalization  growth stocks. He also worked as a systems  engineer at Dow  Jones/Factiva,  and as a senior systems engineer at GE
Aerospace/Lockheed  Martin.  He started his career as a systems  engineer at the
Naval Air  Development  Center,  where he spent 15 years.  Mr.  Catricks holds a bachelor's degree in electrical  engineering from Drexel University,  a master's degree in engineering  from the University of Pennsylvania  and has more than 18 years of experience in the technology industry.  Mr. Catricks is a member of the
Institute of Electrical and Electronics Engineers.

Liu-Er Chen,  CFA, Senior Vice President,  Chief  Investment  Officer - Emerging
Markets
Mr.  Chen  joined  Delaware  Investments  in  September  2006 to lead the firm's international  Emerging  Markets team.  Previously,  he spent nearly 11 years at
Evergreen  Investment  Management  Company,  where he most  recently  served  as managing  director and senior  portfolio  manager.  He co-managed  the Evergreen
Emerging  Markets  Growth  Fund from 1999 to 2001,  and became  the Fund's  sole manager in 2001. He also served as the sole manager of the Evergreen Health Care
Fund since its inception in 1999. Mr. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management,  Mr. Chen worked for three years in sales,  marketing,  and business development for major
American  and  European  pharmaceutical  and  medical  device  companies.  He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Barry S. Gladstein, CFA, Vice President, Portfolio Manager
Mr. Gladstein joined Delaware  Investments in 1995. He is a portfolio manager in the energy,  industrials,  and materials  sector of the firm's  Emerging  Growth
Equity  team.  Prior  to  joining  Delaware  Investments,  he  was  director  of operational  planning  at  CIGNA  Corporation  from  1991 to 1995  and a  senior accountant  with Arthur  Young.  He holds a  bachelor's  degree from  Binghamton
University and an MBA from The Wharton School of the University of Pennsylvania, and he is a member of The CFA Society of Philadelphia.

Christopher M. Holland, Vice President, Portfolio Manager
Mr. Holland,  who joined Delaware Investments in 2001, is a portfolio manager in the business services sector of the firm's Emerging Growth Equity team. Prior to joining Delaware Investments,  Mr. Holland worked for three years as a municipal fixed income analyst at BlackRock and in private client  services at J.P. Morgan
Chase for another year. Mr. Holland holds a bachelor's  degree in economics from the  University  of Delaware  and an MBA with a  concentration  in finance  from
Villanova University.

Steven T. Lampe, CPA, Vice President, Portfolio Manager
Mr. Lampe,  who joined Delaware  Investments in 1995, is a portfolio  manager in the  business and  financial  services  and  healthcare  sectors of the Emerging
Growth  Equity  team.  He  previously  served as a manager  at  Pricewaterhouse, specializing in financial services firms. Mr. Lampe received a bachelor's degree in economics and an MBA with a concentration  in finance from The Wharton School of the University of Pennsylvania.

Rudy D. Torrijos III, Vice President, Portfolio Manager
Mr.  Torrijos  joined  Delaware  Investments in July 2005,  where he serves as a portfolio  manager with a focus on the technology sector for the firm's Emerging
Growth  Equity  team.  He spent the prior two years as a  technology  analyst at
Fiduciary  Trust,  where he was responsible for sector  management of technology stocks for small-cap equity products.  From 1997 to 2002 he worked for Neuberger
Berman Growth Group, first as an analyst and then as fund manager.  Mr. Torrijos worked as a technology analyst at Hellman Jordan Management for three years, and he began his  career as a  marketing/strategic  financial  planning  analyst  at
Unocal in Los  Angeles.  Mr.  Torrijos  attended  Harvard  University,  where he graduated with a bachelor's degree in applied mathematics/economics.

Michael S. Tung, M.D., Vice President, Equity Analyst
Dr. Tung joined Delaware  Investments in November 2006 and covers the technology and healthcare  sectors across all regions for the firm's Emerging Markets team.
He spent the prior 20 months as a vice president at the Galleon Group,  where he performed  fundamental  research in the  medical  technology  and  biotechnology sectors.  From late 2003 to 2005 he was an analyst  responsible for investing in healthcare equities for Hambrecht & Quist Capital Management,  and he spent most of 2003  as a  junior  analyst  for  Durus  Capital  Management.  He  began  his professional  career in the medical  field from 2001 to the  beginning  of 2003, first as a physician  at the Lemuel  Shattuck  Hospital of the Tufts  University
School of Medicine  and then as an  anesthesiologist  at Beth  Israel  Deaconess
Medical  Center at the Harvard  Medical  School.  Dr. Tung  received  bachelor's degrees in  economics  and  biology,  summa cum laude,  from  George  Washington
University, where he spent a year at Oxford University in England as one of only three students awarded the Pembroke College  Scholarship.  He earned his medical doctorate and an MBA from the Tufts University  School of Medicine.  Dr. Tung is also a licensed physician in the state of Massachusetts.

Lori P. Wachs, CFA, Vice President, Portfolio Manager
Ms. Wachs joined  Delaware  Investments in 1992. She is a portfolio  manager and analyst for the consumer sector in the firm's Emerging Growth Equity group.  She
joined  Delaware   Investments  after  serving  in  the  equity-risk   arbitrage
department of Goldman Sachs from 1990 to 1992. She holds a bachelor's  degree in economics from The Wharton School of the University of Pennsylvania.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation,  other  accounts  managed  by  the  portfolio  managers,  and  the portfolio managers' ownership of Fund shares.

Manager of Managers Structure

The  Fund  and the  Manager  have  received  an  exemptive  order  from the U.S.
Securities and Exchange  Commission (SEC) to operate under a manager of managers structure that permits the Manager,  with the approval of the Board,  to appoint and replace  sub-advisors,  enter into sub-advisory  agreements,  and materially amend and  terminate  sub-advisory  agreements  on  behalf  of the Fund  without shareholder  approval  (Manager  of  Managers  Structure).  Under the Manager of
Managers  Structure,  the  Manager  has  ultimate  responsibility,   subject  to
oversight  by the Fund's  Board,  for  overseeing  the Fund's  sub-advisors  and recommending to the Board their hiring,  termination,  or  replacement.  The SEC order does not apply to any sub-advisor  that is affiliated with the Fund or the
Manager.  While the  Manager  does not  currently  expect to use the  Manager of
Managers  Structure  with  respect to the Fund,  the Manager may, in the future, recommend  to the Fund's  Board the  establishment  of the  Manager of  Managers
Structure by recommending  the hiring of one or more  sub-advisors to manage all or a portion of the Fund's portfolio.

The  Manager of Managers  Structure  enables  the Fund to operate  with  greater efficiency  and  without  incurring  the  expense  and  delays  associated  with
obtaining   shareholder  approvals  for  matters  relating  to  sub-advisors  or sub-advisory  agreements.  The Manager of Managers  Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder  approval.  Shareholders  will be notified  of any  changes  made to sub-advisors or sub-advisory agreements within 90 days of the change.

Who's who?
This   diagram   shows  the  various   organizations   involved   in   managing,
administering, and servicing the Delaware Investments(R)Funds.

[GRAPHIC  OMITTED:   DIAGRAM  SHOWING  THE  VARIOUS  ORGANIZATIONS  INVOLVED  IN
MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS(R)FUNDS]

                                              Board of Trustees

     Investment manager                                                           Custodian
Delaware Management Company                        The Fund                   Mellon Bank, N.A.
    2005 Market Street                                                        One Mellon Center
Philadelphia, Pa 19103-7094                                                  Pittsburgh, PA 15285

                               Distributor
                       Delaware Distributors, L.P.
                           2005 Market Street
                        Philadelphia, PA 19103-7094               Service agent
                                                          Delaware Service Company, Inc.
    Portfolio managers                                          2005 Market Street
(see page [xx] for details)                                Philadelphia, PA 19103-7094

                     Financial intermediary wholesaler
                   Lincoln Financial Distributors, Inc.
                           2001 Market Street
                       Philadelphia, PA 19103-7055

                                                 Shareholders

Board of Trustees A mutual fund is  governed by a board of  trustees,  which has oversight  responsibility  for the  management of the fund's  business  affairs.
Trustees  establish  procedures  and oversee and review the  performance  of the investment  manager,  the distributor,  and others that perform services for the fund. Generally,  at least 40% of the board of trustees must be independent of a fund's investment manager and distributor.  However,  the Fund relies on certain exemptive  rules  adopted by the SEC that  require  its Board of  Trustees to be comprised  of  a  majority  of  such  independent  Trustees.  These  independent
Trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company  responsible for selecting portfolio  investments  consistent with the objective and policies stated in the mutual fund's  prospectus.  The investment  manager places portfolio orders with broker/dealers  and is responsible  for obtaining the best overall  execution of those  orders.  A  written  contract  between a mutual  fund and its  investment manager specifies the services the investment manager performs.  Most management contracts provide for the investment manager to receive an annual fee based on a percentage of the fund's  average daily net assets.  The  investment  manager is subject  to  numerous  legal  restrictions,  especially  regarding  transactions between itself and the funds it advises.

Portfolio  managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian   Mutual  funds  are  legally  required  to  protect  their  portfolio securities  and most  funds  place them with a  qualified  bank  custodian  that segregates fund securities from other bank assets.

Distributor  Most  mutual  funds  continuously  offer new  shares to the  public through distributors that are regulated as broker/dealers and are subject to the
Financial  Industry  Regulatory  Authority  (FINRA) rules governing  mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with the distributor,  the financial intermediary wholesaler is primarily responsible for promoting the sale of fund shares through  broker/dealers,  financial  advisors, and other financial intermediaries.

Service agent Mutual fund  companies  employ service  agents  (sometimes  called
"transfer  agents") to maintain records of shareholder  accounts,  calculate and
disburse   dividends  and  capital  gains,  and  prepare  and  mail  shareholder statements and tax information,  among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific  voting rights.  Material  changes in the terms of a fund's  management contract  must be approved by a  shareholder  vote,  and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Fund
Institutional Class shares are available for purchase only by the following:

     o    retirement  plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail  securities  business and rollover Individual Retirement Accounts (IRAs) from such plans;

     o    tax-exempt  employee  benefit  plans  of  the  Fund's  Manager  or its affiliates  and of  securities  dealer firms with a selling  agreement with Delaware Distributors, L.P. (Distributor);

     o    institutional  advisory  accounts  (including mutual funds) managed by the  Manager,  or its  affiliates  and clients of Delaware  Investment
          Advisers,  an  affiliate  of the  Manager,  as  well  as the  clients'
          affiliates,  and  their  corporate  sponsors,  subsidiaries,   related
          employee   benefit  plans,   and  rollover  IRAs  of,  or  from,  such
          institutional advisory accounts);

     o    a bank, trust company, or similar financial  institution investing for its own account or for the account of its trust customers for whom the
          financial   institution   is  exercising   investment   discretion  in
          purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule
          12b-1 Plan fee;

     o    registered  investment  managers  investing  on behalf of clients that consist solely of institutions and high net-worth  individuals  having at least $1,000,000 entrusted to the investment manager for investment purposes.  Use of the  Institutional  Class  shares is  restricted  to investment managers who are not affiliated or associated with a broker or dealer and who derive  compensation for their services  exclusively from their advisory clients;

     o    certain plans qualified under Section 529 of the Internal Revenue Code of 1986, as amended (Code), for which the Fund's Manager, Distributor, or service  agent or one or more of their  affiliates  provide  record
          keeping,    administrative,    investment    management,    marketing,
          distribution, or similar services; or

     o    programs  sponsored by financial  intermediaries  where such  programs require the purchase of Institutional Class shares.

Payments to intermediaries
The Distributor,  Lincoln Financial Distributors,  Inc. and their affiliates may pay additional  compensation  (at their own expense and not as an expense of the
Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries  (Financial  Intermediaries)  in  connection  with  the  sale  or retention of Fund shares and/or shareholder  servicing,  including providing the
Fund with "shelf space" or a higher  profile with the  Financial  Intermediary's consultants,  sales persons, and customers (distribution assistance).  The level of payments made to a qualifying  Financial  Intermediary in any given year will vary. To the extent  permitted by SEC and FINRA rules and other  applicable laws and regulations,  the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor or distributor  makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that  particular  mutual fund than sponsors or  distributors  of other mutual funds make to your Financial  Intermediary  with respect to the  distribution of
the  shares  of  their  mutual  funds,  your  Financial   Intermediary  and  its
salespersons  may have a  financial  incentive  to favor  sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any  particular  time,  a  Financial  Intermediary  may  also  have a  financial incentive for  recommending  a particular  share class over other share classes.
You should consult with your  Financial  Intermediary  and review  carefully any disclosure  provided  by  such  Financial  Intermediary  as to  compensation  it receives in connection with  investment  products it recommends or sells to you.
In certain instances, the payments could be significant and may cause a conflict of interest for your Financial  Intermediary.  Any such payments will not change the net asset value (NAV) or the price of the Fund's shares.

For more information, please see the Fund's SAI.

How to buy shares

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By mail
Complete an  investment  slip and mail it with your check,  made  payable to the fund and class of shares you wish to purchase, to Delaware Investments, P.O. Box
219656,  Kansas City, MO  64121-9656.  If you are making an initial  purchase by mail, you must include a completed investment application with your check.

Please note that all  purchases  by mail into your account or into a new account will  not be  accepted  until  such  purchase  order  is  received  by  Delaware
Investments at P.O. Box 219656,  Kansas City, MO 64121-9656  for  investments by regular mail or 430 W. 7th Street,  Kansas  City,  MO 64105 for  investments  by overnight  courier  service.  Please do not send purchase  orders to 2005 Market
Street, Philadelphia, PA 19103-7094.

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By wire
Ask your bank to wire the  amount  you want to  invest to Bank of New York,  ABA
#021000018, Bank Account number 8900403748.  Include your account number and the name of the fund and class of shares  in which  you want to  invest.  If you are making an initial purchase by wire, you must first call us at 800 362-7500 so we can assign you an account number.

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By exchange
You  may  exchange  all or  part of  your  investment  in one or  more  Delaware
Investments(R)Funds  for shares of other Delaware  Investments(R)  Funds. Please keep in mind, however,  that you may not exchange your shares for Class B, Class
C, or Class R shares. To open an account by exchange,  call your Client Services
Representative at 800 362-7500.

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Through your financial advisor
Your  financial  advisor  can  handle  all the  details  of  purchasing  shares, including  opening an account.  Your financial advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order.
If an  authorized  agent or we receive  your  order  before the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time, you will pay that day's  closing  share price which is based on a fund's  (NAV).  If your order is received  after the close of  regular  trading  on the New York  Stock  Exchange
(NYSE),  you will pay the next business  day's price.  A business day is any day that the NYSE is open for  business  (Business  Day).  We  reserve  the right to reject any purchase order.

We  determine  the NAV per  share  for each  Class  of the Fund at the  close of regular  trading on the NYSE on each  Business  Day.  The NAV per share for each
Class of the Fund is calculated by  subtracting  the  liabilities  of each Class from its total assets and dividing the resulting  number by the number of shares outstanding for that Class.  We generally price  securities and other assets for which market  quotations are readily  available at their market value.  We price fixed  income  securities  on  the  basis  of  valuations  provided  to us by an independent  pricing  service that uses methods  approved by the Board. We price fixed income  securities  that have a maturity of less than 60 days at amortized cost, which approximates market value. For all other securities,  we use methods approved by the Board that are designed to price securities at their fair market value.

About your account (continued)

Fair valuation
When the Fund uses fair value  pricing,  it may take into account any factors it deems  appropriate.  The Fund may determine  fair value based upon  developments related to a specific security,  current valuations of foreign stock indices (as reflected in U.S.  futures  markets)  and/or U.S. sector or broader stock market indices.  The  price of  securities  used by the Fund to  calculate  its NAV may differ  from  quoted or  published  prices for the same  securities.  Fair value pricing may involve subjective  judgments and it is possible that the fair value determined  for a security is materially  different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on
U.S. exchanges only under very limited circumstances,  such as the early closing of the  exchange on which a security is traded or  suspension  of trading in the security.  The Fund may use fair value pricing more  frequently  for  securities traded primarily in non-U.S.  markets because,  among other things, most foreign markets close well before the Fund values its  securities  at 4:00 p.m.  Eastern
Time. The earlier close of these foreign  markets gives rise to the  possibility that significant events,  including broad market moves, may have occurred in the interim.  To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to the Board's oversight,  the Fund's Board has delegated responsibility for valuing  the Fund's  assets to a Pricing  Committee  of the  Manager,  which operates under the policies and procedures  approved by the Board,  as described above.

Document delivery

If you have an account in the same Delaware Investments(R)Fund as another person or entity at your address,  we send one copy of the Fund's prospectus and annual and semiannual reports to that address, unless you opt otherwise. This will help us reduce the printing and mailing  expenses  associated  with the Fund. We will continue to send one copy of each of these  documents to that address  until you notify us that you wish to receive individual materials.  If you wish to receive individual  materials,  please call your Client Services  Representative  at 800
362-7500. We will begin sending you individual copies of these documents 30 days after receiving your request.

How to redeem shares

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By mail
You may redeem your  shares  (sell them back to the Fund) by mail by writing to:
Delaware Investments, P.O. Box 219656, Kansas City, MO 64121-9656. All owners of the account must sign the request.  For  redemptions of more than $100,000,  you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8992.  Signature guarantees are also required when redemption proceeds  are  going to an  address  other  than the  address  of  record on the account.

Please note that all  redemption  requests from your account by mail will not be accepted until such  redemption  orders are received by Delaware  Investments at
P.O. Box 219656,  Kansas City, MO 64121-9656 for  redemptions by regular mail or
430 W. 7th Street,  Kansas City, MO 64105 for  redemptions by overnight  courier service.  Please  do  not  send  redemption  requests  to  2005  Market  Street,
Philadelphia, PA 19103-7094.

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By telephone
You may redeem up to  $100,000  of your  shares by  telephone.  You may have the proceeds  sent to you by check or if you redeem at least  $1,000 of shares,  you may have the proceeds  sent directly to your bank by wire. If you request a wire deposit,  a bank wire fee may be deducted from your proceeds.  Bank  information must be on file before you request a wire redemption.

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By wire
You may redeem  $1,000 or more of your  shares and have the  proceeds  deposited directly to your bank  account,  normally the next Business Day after we receive your  request.  If you request a wire  deposit,  a bank wire fee may be deducted from your proceeds.  Bank  information must be on file before you request a wire redemption.

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Through your financial advisor
Your financial advisor can handle all the details of redeeming your shares. Your financial advisor may charge a separate fee for this service.

If you hold your shares in certificates,  you must submit the certificates  with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly  completed request to redeem or exchange shares, and an  authorized  agent or we  receive  the  request  before  the close of regular trading on the NYSE (normally 4:00 p.m.  Eastern Time), you will receive the NAV next determined after we receive your request.  If we receive your request after the  close  of  regular  trading  on the  NYSE,  you will  receive  the NAV next determined  on the next  Business  Day.  You may also  have to pay  taxes on the proceeds from your sale of shares.  We will send you a check,  normally the next
Business Day, but no later than seven days after we receive your request to sell your  shares.  If you  purchased  your shares by check,  we will wait until your check has cleared,  which can take up to 15 days, before we send your redemption proceeds.

Account minimum
If you redeem  shares and your account  balance  falls below $250,  the Fund may redeem your account after 60 days' written notice to you.

Exchanges
You may  generally  exchange  all or part of your  shares for shares of the same class of another Delaware  Investments(R)Fund.  If you exchange shares to a fund that has a sales charge,  you will pay any applicable  sales charges on your new shares.  You do not pay sales  charges on shares that you  acquired  through the reinvestment of dividends.  You may have to pay taxes on your exchange. When you exchange  shares,  you are  purchasing  shares in another fund, so you should be sure to get a copy of the fund's  prospectus and read it carefully before buying shares through an exchange.  You may not exchange your shares for Class B, Class
C, or Class R shares of another Delaware  Investments(R)Fund.  We may refuse the purchase side of any exchange request,  if, in the Manager's judgment,  the Fund would be  unable  to  invest  effectively  in  accordance  with  its  investment objective and policies or would otherwise potentially be adversely affected.

Frequent trading of Fund shares
The Fund discourages  purchases by market timers and purchase orders  (including the  purchase  side of exchange  orders) by  shareholders  identified  as market timers may be  rejected.  The Fund's Board has adopted  policies and  procedures designed to detect,  deter, and prevent trading activity detrimental to the Fund and its shareholders,  such as market timing.  The Fund will consider anyone who follows a pattern of market  timing in any  Delaware  Investments(R)Fund  or the
Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market  timing  of  a  fund  occurs  when  investors  make  consecutive,  rapid, short-term  "roundtrips" - that is,  purchases  into a fund followed  quickly by redemptions  out of that fund. A short-term  roundtrip is any redemption of fund shares within 20 Business Days of a purchase of that fund's shares.  If you make a second such short-term roundtrip in a fund within the same calendar quarter as a previous  short-term  roundtrip in that fund,  you may be  considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term  roundtrips  to  include  rapid  purchases  and sales of Fund  shares through the exchange  privilege.  The Fund reserves the right to consider  other trading patterns to be market timing.

Your  ability to use the  Fund's  exchange  privilege  may be limited if you are identified as a market timer.  If you are identified as a market timer,  we will execute the  redemption  side of your exchange order but may refuse the purchase side of your exchange order.  The Fund reserves the right to restrict or reject, without  prior  notice,  any  purchase  order or exchange  order for any reason, including any purchase  order or exchange  order  accepted by any  shareholder's financial  intermediary or in any omnibus-type  account.  Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next  Business Day  following receipt by the Fund.

Redemptions  will continue to be permitted in accordance with the Fund's current
Prospectus.  A redemption of shares under these circumstances could be costly to a  shareholder  if,  for  example,  the  shares  have  declined  in  value,  the shareholder  recently paid a front-end sales charge, the shares are subject to a
contingent   deferred   sales   charge  or  the  sale  results  in  adverse  tax
consequences.  To avoid this risk, a shareholder  should  carefully  monitor the purchases,  sales,  and exchanges of Fund shares and avoid  frequent  trading in
Fund shares.

The Fund  reserves the right to modify this policy at any time  without  notice, including  modifications to the Fund's monitoring  procedures and the procedures to close accounts to new purchases.  Although the  implementation of this policy involves  judgments  that  are  inherently  subjective  and  may be  selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund's  shareholders.  While we will take  actions  designed to detect and prevent  market  timing,  there can be no assurance that such trading activity  will be  completely  eliminated.  Moreover,  the Fund's  market timing policy does not require the Fund to take action in response to frequent  trading activity.  If the Fund  elects not to take any action in  response  to  frequent trading, such frequent trading activity could continue.

Risks of market timing
By realizing  profits through  short-term  trading,  shareholders that engage in rapid  purchases and sales or exchanges of the Fund's shares dilute the value of shares held by  long-term  shareholders.  Volatility  resulting  from  excessive purchases  and sales or  exchanges of Fund shares,  especially  involving  large dollar amounts, may disrupt efficient portfolio management.  In particular,  the
Fund may have difficulty  implementing its long-term investment strategies if it is forced  to  maintain  a higher  level of its  assets  in cash to  accommodate significant  short-term  trading  activity.  Excessive  purchases  and  sales or exchanges  of the  Fund's  shares  may also  force  the  Fund to sell  portfolio securities at inopportune times to raise cash to accommodate  short-term trading activity.  This could adversely affect the Fund's performance,  if, for example, the Fund incurs  increased  brokerage  costs and  realization of taxable capital gains without attaining any investment advantage.

A fund that invests  significantly  in foreign  securities  may be  particularly susceptible to short-term trading strategies. This is because foreign securities are  typically  traded  on  markets  that  close  well  before  the  time a fund calculates its NAV (normally,  4:00 p.m. Eastern Time).  Developments that occur between  the  closing of the  foreign  market and a fund's NAV  calculation  may affect the value of these foreign  securities.  The time zone differences  among international  stock  markets can allow a  shareholder  engaging in a short-term trading  strategy to exploit  differences in fund share prices that are based on closing  prices  of  foreign  securities  established  some  time  before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately  reflect current market values.  A shareholder may seek to engage in  short-term  trading to take  advantage  of these  pricing differences.  Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities,  technology and other  specific  industry  sector  securities,  and in certain  fixed income securities,  such as high yield  bonds,  asset-backed  securities,  or municipal bonds.

Transaction monitoring procedures
The Fund, through its transfer agent, maintains surveillance procedures designed to detect  excessive  or  short-term  trading in Fund  shares.  This  monitoring process  involves several factors,  which include  scrutinizing  transactions in fund shares for  violations of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures,  the Fund may consider trading  activity by multiple  accounts under common  ownership,  control,  or  influence  to be trading  by a single  entity.
Trading  activity  identified  by these  factors,  or as a result  of any  other available  information,  will be evaluated to  determine  whether such  activity might  constitute  market timing.  These procedures may be modified from time to time to improve the detection of excessive or  short-term  trading or to address other concerns.  Such changes may be necessary or appropriate,  for example,  to deal with issues specific to certain  retirement  plans;  plan exchange  limits;
U.S.  Department  of Labor  regulations;  certain  automated or  pre-established exchange,  asset-allocation,  or dollar  cost  averaging  programs;  or  omnibus account arrangements.

Omnibus  account  arrangements  are common forms of holding  shares of the Fund, particularly among certain  broker/dealers  and other financial  intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will  attempt  to have  financial  intermediaries  apply the  Fund's  monitoring procedures to these omnibus accounts and to the individual  participants in such accounts.  However,  to the extent that a financial  intermediary is not able or willing to monitor or enforce the Fund's frequent trading policy with respect to
an  omnibus  account,   the  Fund  or  its  agents  may  require  the  financial
intermediary  to impose its  frequent  trading  policy,  rather  than the Fund's
policy,   to   shareholders   investing  in  the  Fund  through  the   financial
intermediary.

A financial  intermediary may impose  different  requirements or have additional restrictions  on the frequency of trading than the Fund. Such  restrictions  may include,  without  limitation,  requiring the trades to be placed by U.S.  mail, prohibiting  purchases for a designated period of time (typically 30 to 90 days)
by investors  who have recently  purchased or redeemed Fund shares,  and similar restrictions.  The Fund's  ability to impose such  restrictions  with respect to accounts traded through particular  financial  intermediaries may vary depending on systems  capabilities,  applicable  contractual and legal  restrictions,  and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine  whether your financial  intermediary  imposes any additional or different limitations. In an effort to discourage market timers in such accounts,  the Fund may consider  enforcement  against market timers at the participant  level and at the omnibus level, up to and including  termination of the omnibus account's authorization to purchase Fund shares.

Limitations on ability to detect and curtail market timing Shareholders  seeking to engage in market timing may employ a variety of strategies to avoid detection and,  despite the efforts of the Fund and its agents to detect  market timing in
Fund shares,  there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect  market  timing  attributable  to a  particular  investor  who effects  purchase,  redemption,  and/or exchange activity in Fund shares through omnibus  accounts.  The  difficulty  of detecting  market  timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

DIVIDENDS

Dividends and Distributions. The Fund has qualified, or intends to qualify, as a regulated  investment  company  under the Internal  Revenue Code. As a regulated investment company,  the Fund generally pays no federal income tax on the income and gains it  distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The
Fund will  distribute  net realized  capital  gains,  if any, at least  annually usually in December.  The Fund may distribute such income  dividends and capital gains more  frequently,  if necessary,  in order to reduce or eliminate  federal excise or income taxes on the Fund.  The amount of any  distribution  will vary, and there is no  guarantee  the Fund will pay  either  an income  dividend  or a capital  gains  distribution.  We  automatically  reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual  Statements.  Every January,  you will receive a statement that shows the
tax  status  of   distributions   you  received  the  previous   calendar  year.
Distributions  declared in December to shareholders of record in such month, but paid in  January,  are  taxable as if they were paid in  December.  The Fund may reclassify income after your tax reporting  statement is mailed to you. Prior to issuing your statement,  the Fund makes every effort to search for  reclassified income to reduce the number of corrected forms mailed to shareholders.  However, when  necessary,  the Fund will send you a  corrected  Form  1099-DIV to reflect reclassified information.

Avoid "Buying a Dividend." If you are a taxable  investor and invest in the Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in  effect,  you  will  receive  some of your  investment  back in the form of a taxable distribution.

Tax  Considerations.   In  general,   if  you  are  a  taxable  investor,   Fund
distributions  are taxable to you at either ordinary income or capital gains tax rates.  This is true whether you reinvest your  distributions in additional Fund shares or receive them in cash.

TAXES

For federal income tax purposes,  Fund distributions of short-term capital gains are taxable to you as ordinary income.  Fund  distributions of long-term capital gains are taxable to you as long-term  capital gains no matter how long you have owned your shares. A portion of income  dividends  designated by the Fund may be qualified  dividend income  eligible for taxation by individual  shareholders at long-term  capital gain rates provided  certain holding period  requirements are met.

Sale or  Redemption  of Fund Shares.  A sale or  redemption  of Fund shares is a taxable event and,  accordingly,  a capital gain or loss may be recognized.  For tax purposes, an exchange of your Fund shares for shares of a different Delaware
Investments(R)Fund is the same as a sale.

Backup  Withholding.  By law,  if you do not  provide  the Fund with your proper taxpayer identification number and certain required  certifications,  you may be subject to backup withholding on any distributions of income,  capital gains, or proceeds  from the sale of your shares.  The Fund also must  withhold if the IRS instructs it to do so. When  withholding is required,  the amount will be 28% of any distributions or proceeds paid.

Other.  Fund  distributions  and gains  from the sale or  exchange  of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S.  withholding  at a 30% or lower treaty tax rate and U.S.  estate tax and are subject to special  U.S.  tax  certification  requirements  to avoid backup withholding and claim any treaty benefits.

This  discussion  of  "Dividends,  distributions,  and taxes" is not intended or written to be used as tax advice.  Because  everyone's  tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Certain management considerations

Investments by fund of funds and similar investment vehicles

The Fund may accept investments from funds of funds,  including those offered by the Delaware  Investments(R)Funds,  as well as similar investment vehicles, such as 529 Plans.  A "529 Plan" is a college  savings  program that  operates  under
Section  529 of the  Code.  From  time to time,  the Fund may  experience  large investments or redemptions  due to allocations or rebalancings by these funds of funds and/or similar investment vehicles.  While it is impossible to predict the overall impact of these  transactions  over time, there could be adverse effects on  portfolio  management.  For  example,  the  Fund  may be  required  to  sell securities  or invest  cash at times when it would not  otherwise  do so.  These transactions  could also have tax consequences if sales of securities  result in gains, and could also increase transaction costs or portfolio turnover.

Financial highlights
The financial  highlights  table is intended to help you  understand  the Fund's financial  performance.  All "per share" information  reflects financial results for a single Fund share.  This information has been audited by  [_____________], whose report,  along with the Fund's  financial  statements,  is included in the
Fund's annual report, which is available upon request by calling 800 523-1918.

--------------------------------------------------------------------- ---------- ----------- ---------- ---------------------
Delaware American Services Fund                                                                          Institutional Class
--------------------------------------------------------------------- ---------- ----------- ---------- ---------------------
                                                                                                                   Year ended
                                                                                                                         6/30
--------------------------------------------------------------------- ---------- ----------- ---------- ---------- ----------
                                                                           2007        2006       2005       2004       2003
--------------------------------------------------------------------- ---------- ----------- ---------- ---------- ----------

--------------------------------------------------------------------- ---------- ----------- ---------- ---------- ----------
Net asset value, beginning of period                                    [$x.xx]     $15.680    $14.520    $11.320    $10.930
--------------------------------------------------------------------- ---------- ----------- ---------- ---------- ----------

--------------------------------------------------------------------- ---------- ----------- ---------- ---------- ----------
Income (loss) from investment operations:
--------------------------------------------------------------------- ---------- ----------- ---------- ---------- ----------
Net investment loss(1)                                                   [x.xx]     (0.010)    (0.037)    (0.043)    (0.013)
--------------------------------------------------------------------- ---------- ----------- ---------- ---------- ----------
Net realized and unrealized gain on investments and foreign
currencies                                                               [x.xx]       1.830      1.633      3.483      1.228
--------------------------------------------------------------------- ---------- ----------- ---------- ---------- ----------
Total from investment operations                                         [x.xx]       1.820      1.596      3.440      1.241
--------------------------------------------------------------------- ---------- ----------- ---------- ---------- ----------

--------------------------------------------------------------------- ---------- ----------- ---------- ---------- ----------
Less dividends and distributions:
--------------------------------------------------------------------- ---------- ----------- ---------- ---------- ----------
From net realized gain on investments                                    [x.xx]       -----    (0.436)    (0.240)    (0.851)
--------------------------------------------------------------------- ---------- ----------- ---------- ---------- ----------
Total dividends and distributions                                        [x.xx]       -----    (0.436)    (0.240)    (0.851)
--------------------------------------------------------------------- ---------- ----------- ---------- ---------- ----------

--------------------------------------------------------------------- ---------- ----------- ---------- ---------- ----------
Net asset value, end of period                                          [$x.xx]     $17.500    $15.680    $14.520    $11.320
--------------------------------------------------------------------- ========== =========== ========== ========== ==========

--------------------------------------------------------------------- ---------- ----------- ---------- ---------- ----------
Total return(2)                                                           [xx%]      11.61%     11.63%     30.46%     13.18%
--------------------------------------------------------------------- ---------- ----------- ---------- ---------- ----------

--------------------------------------------------------------------- ---------- ----------- ---------- ---------- ----------
Ratios and supplemental data:
--------------------------------------------------------------------- ---------- ----------- ---------- ---------- ----------
Net assets, end of period (000 omitted)                                 [$x.xx]     $18,039     $1,934     $1,133     $8,427
--------------------------------------------------------------------- ---------- ----------- ---------- ---------- ----------
Ratio of expenses to average net assets                                   [xx%]       1.11%      1.16%      1.13%      0.97%
--------------------------------------------------------------------- ---------- ----------- ---------- ---------- ----------
Ratio of expenses to average net assets prior to expense limitation                              1.17%      1.26%      1.81%
and expenses paid indirectly                                              [xx%]       1.11%
--------------------------------------------------------------------- ---------- ----------- ---------- ---------- ----------
Ratio of net investment income (loss) to average net assets               [xx%]     (0.07%)    (0.26%)    (0.33%)      0.13%
--------------------------------------------------------------------- ---------- ----------- ---------- ---------- ----------
Ratio of net investment loss to average net assets prior to expense
limitation and expenses paid indirectly                                   [xx%]     (0.07%)    (0.27%)    (0.46%)    (0.71%)
--------------------------------------------------------------------- ---------- ----------- ---------- ---------- ----------
Portfolio turnover                                                        [xx%]         78%       128%       199%       153%
--------------------------------------------------------------------- ---------- ----------- ---------- ---------- ----------

(1)  The  average  shares  outstanding  method  has been  applied  for per share information.
(2)  Total  investment  return is based on the  change  in net asset  value of a
     share  during  the  period  and  assumes   reinvestment  of  dividends  and
     distributions at net asset value. Total investment return reflects a waiver and payment of fees by the Manager,  as applicable.  Performance would have been lower had the expense limitation not been in effect.

How to read the financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit,  while a realized loss occurs when we sell an investment at a loss.  When an investment  increases or  decreases  in value but we do not sell it, we record an  unrealized  gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions  from: Net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share,  calculated by dividing the net assets by the number of shares outstanding.

Total return
This  represents  the rate  that an  investor  would  have  earned or lost on an investment in a fund. In  calculating  this figure for the financial  highlights table,  we include  applicable  fee waivers,  exclude  front-end and  contingent deferred sales charges,  and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets  represent  the total value of all the assets in a fund's  portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the  percentage of net assets that a fund pays annually for operating  expenses and management fees.  These expenses include  accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment  income (loss) by average net assets.

Portfolio turnover
This figure tells you the amount of trading  activity in a fund's  portfolio.  A turnover rate of 100% would occur if, for example, a fund bought and sold all of the  securities  in its  portfolio  once in the  course of a year or  frequently traded a single  security.  A high rate of  portfolio  turnover  in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

Glossary

How to use this glossary
This glossary  includes  definitions of investment terms, many of which are used throughout  the  Prospectus.  If you  would  like  to  know  the  meaning  of an investment term that is not explained in the text, please check the glossary.

Amortized cost
Amortized  cost is a method used to value a fixed  income  security  that starts with the face value of the security  and then adds or subtracts  from that value depending  on whether the  purchase  price was greater or less than the value of the  security  at  maturity.  The  amount  greater or less than the par value is divided equally over the time remaining until maturity.

Appreciation
An increase in the value of an investment.

Average maturity
An average of when the  individual  bonds and other  debt  securities  held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company,  municipality,  or government agency.  In return for  lending  money to the  issuer,  a bond  buyer  generally receives fixed periodic  interest payments and repayment of the loan amount on a specified  maturity  date.  A bond's  price  changes  prior to  maturity  and is inversely  related to current  interest  rates.  Generally,  when interest rates rise,  bond prices fall,  and when interest  rates fall,  bond prices rise.  See
"Fixed income securities."

Bond ratings
Independent  evaluations  of  creditworthiness,  ranging from  Aaa/AAA  (highest quality) to D (lowest  quality).  Bonds rated  Baa/BBB or better are  considered investment  grade.  Bonds rated in the Ba/BB or lower quality grade are commonly known as  "junk  bonds".  See also  "Nationally  recognized  statistical  rating organization."

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund  shareholders of profits  (realized gains) from the sale of a fund's  portfolio  securities.  Usually  paid  once a year;  may be  either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial  advisor for investment  advice and help in buying or selling mutual funds, stocks, bonds, or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement  of U.S.  inflation;  represents  the price of a basket of  commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed  (sold back to a fund)
within a set number of years; an alternative  method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

Corporate bond
A debt security issued by a corporation. See "Bond."

Cost basis
The original purchase price of an investment,  used in determining capital gains and losses.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading  investments  among a number of  different  securities, asset classes, or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund  shareholders  of  dividends  passed along from a fund's portfolio of securities.

Duration
A measurement of a fixed income  investment's  price volatility.  The larger the number,  the  greater  the likely  price  change for a given  change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment,  and expenses related to maintaining a fund's portfolio of securities and distributing its shares. They are paid from a fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker, accountant,  planner, or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FINRA
The  Financial  Industry  Regulatory  Authority is the largest  non-governmental regulator for all securities firms doing business in the United States.

Fixed income securities
With fixed income securities,  the money you originally invested is paid back at a  pre-specified  maturity date.  These  securities,  which include  government, corporate,  or municipal  bonds,  and money market  securities,  typically pay a fixed rate of return (often referred to as interest). See "Bond."

Government securities
Securities  issued  by  the  U.S.  government  or  its  agencies.  They  include
Treasuries, as well as agency-backed securities such as Fannie Maes.

Inflation
The  increase in the cost of goods and  services  over time.  U.S.  inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment objective
The objective,  such as long-term capital growth or high current income,  that a mutual fund pursues.

Management fee
The  amount  paid by a mutual  fund to the  investment  manager  for  management services,  expressed  as an  annual  percentage  of a fund's  average  daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share  of  common  stock by the  number  of  shares  held by  shareholders.  A corporation with one million shares  outstanding and a market price per share of
$10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying  loan principal to bondholders.

Nationally recognized statistical rating organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal  short-term issues,  rating the probability that the issuer of the debt will meet the scheduled  interest  payments and repay the principal. Ratings are published by such companies as Moody's Investors Service,
Inc. (Moody's), Standard & Poor's (S&P), and Fitch, Inc. (Fitch).

Net asset value (NAV)
The total value of one mutual fund share, generally equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio (P/E)
A measure of a stock's value  calculated by dividing the current market price of a share of stock by its annual  earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest  (also  called  "capital").  Also  refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The  official  offering  document  that  describes  a  mutual  fund,  containing information  required  by the  SEC,  such as  investment  objectives,  policies, services, and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally  defined as variability of value;  also credit risk,  inflation  risk, currency risk, and interest rate risk.  Different  investments involve different types and degrees of risk.

S&P 500 Composite Stock Index
The S&P 500 Composite  Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Sales charge
Charge on the  purchase or  redemption  of fund shares  sold  through  financial advisors.  May vary  with the  amount  invested.  Typically  used to  compensate financial advisors for advice and service provided.

SEC (Securities and Exchange Commission)
Federal  agency  established  by Congress to administer  the laws  governing the securities industry, including mutual funds.

Share classes
Different  classifications of shares.  Mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank,  brokerage firm, or other financial  institution that a customer's  signature is valid.  Signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's  volatility;  for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
A  document  that  provides  more  information  about  a  fund's   organization,
management, investments, policies, and risks.

Stock
An investment  that  represents a share of ownership  (equity) in a corporation.
Stocks are often referred to as common stocks or equities.

Total return
An investment performance measurement,  expressed as a percentage,  based on the combined  earnings from  dividends,  capital  gains,  and change in price over a given period.

Uniform Gifts to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide  special tax  advantages and a simple way to transfer property to a minor.

Volatility
The tendency of an investment to go up or down in value by different magnitudes.
Investments  that  generally go up or down in value in relatively  small amounts are considered  "low-volatility"  investments,  whereas those  investments  that generally  go up or down in value in  relatively  large  amounts are  considered
"high-volatility" investments.

Additional information

Additional  information about the Fund's  investments is available in the Fund's annual and semiannual reports to shareholders.  In the Fund's annual shareholder reports,  you will find a discussion  of the market  conditions  and  investment strategies that significantly  affected the Fund's performance during the period covered  by the  report.  You can find  more  information  about the Fund in the current  SAI,  which we have  filed  electronically  with  the SEC and  which is legally a part of this Prospectus (it is incorporated by reference). If you want a free copy of the SAI,  the  annual or  semiannual  report,  or if you have any questions  about  investing in the Fund, you can write to us at P.O. Box 219656,
Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO
64105 by overnight  courier service,  or call toll-free 800 523-1918.  Please do not send any correspondence to 2005 Market Street, Philadelphia,  PA 19103-7094.
The  Fund's  SAI and annual and  semiannual  reports  to  shareholders  are also
available,     free    of    charge,     through    the    Fund's    Web    site
(www.delawareinvestments.com).  You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other  information about the Fund on the EDGAR database on the SEC Web site (www.sec.gov).  You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at  publicinfo@sec.gov, or by writing  to the Public  Reference  Section  of the SEC,  Washington,  D.C.
20549-0102.  Information about the Fund,  including its SAI, can be reviewed and copied  at the SEC's  Public  Reference  Room in  Washington,  D.C.  You can get
information on the Public Reference Room by calling the SEC at 202 551-8090.

Contact information

Web site
www.delawareinvestments.com

E-mail
service@delinvest.com

Client Services Representative
800 362-7500

Delaphone Service
800 362-FUND (800 362-3863)

o    For  convenient  access  to  account  information  or  current  performance information  on all  Delaware  Investments(R)  Funds seven days a week,  24 hours a day, use this Touch-Tone(R)service.

 DELAWARE FUND SYMBOLS
 Delaware American Services Fund            CUSIP          Nasdaq
 Institutional Class                      24581P200         DASIX

Investment Company Act file number: 811-01485

[PR-499 [6/30] CGI 10/06] [UPDATE]               [MF-06007-377 PO11307] [UPDATE]

                       STATEMENT OF ADDITIONAL INFORMATION

                               October [___], 2007

                         DELAWARE GROUP EQUITY FUNDS III
                         Delaware American Services Fund
                         Delaware Small Cap Growth Fund
                               Delaware Trend Fund

                               2005 Market Street
                           Philadelphia, PA 19103-7094

      For Prospectuses, Performance and Information on Existing Accounts of
 Class A Shares, Class B Shares, Class C Shares and Class R Shares: 800 523-1918

       For more information about Institutional Class Shares: 800 362-7500

               Dealer Services (BROKER/DEALERS ONLY): 800 362-7500

     This  Statement of Additional  Information  ("Part B") describes  shares of
Delaware  American  Services Fund,  Delaware Small Cap Growth Fund, and Delaware
Trend Fund (each, a "Fund" and collectively,  the "Funds"),  which are series of
Delaware Group Equity Funds III (the "Trust").

     Each Fund offers Class A Shares,  Class B Shares, Class C Shares, and Class
R Shares (together referred to as the "Fund Classes") and an Institutional Class
(together  referred  to as  the  "Institutional  Classes").  All  references  to
"shares"  in this Part B refer to all  classes  of shares of the  Funds,  except where noted. The Funds' investment  advisor is Delaware  Management  Company,  a series of Delaware Management Business Trust (the "Manager")

     This  Part  B  supplements  the   information   contained  in  the  current
Prospectuses  for the  Funds,  each dated  October  [__],  2007,  as they may be amended from time to time.  This Part B should be read in  conjunction  with the applicable  Prospectus.  This Part B is not itself a  prospectus  but is, in its entirety,  incorporated by reference into each  Prospectus.  A Prospectus may be obtained  by writing or calling  your  investment  dealer or by  contacting  the
Funds' national distributor, Delaware Distributors, L.P. (the "Distributor"), at
the above address or by calling the above phone numbers.  Each Fund's  financial statements,  the notes relating thereto, the financial highlights and the report of the  independent  registered  public  accounting  firm  are  incorporated  by reference from each Fund's annual report ("Annual Report") into this Part B. The
Annual  Reports will accompany any request for Part B. The Annual Reports can be obtained, without charge, by calling 800 523-1918.

------------------------------------------------------------------------------------------------------------------------------
                                                         Page                                                           Page
------------------------------------------------------- ------- ----------------------------------------------------- --------
Organization and Classification                                 Purchasing Shares
------------------------------------------------------- ------- ----------------------------------------------------- --------
Investment Objectives, Restrictions and Policies                Investment Plans
------------------------------------------------------- ------- ----------------------------------------------------- --------
Investment Strategies and Risks                                 Determining Offering Price and Net Asset Value
------------------------------------------------------- ------- ----------------------------------------------------- --------
Disclosure of Portfolio Holdings Information                    Redemption and Exchange
------------------------------------------------------- ------- ----------------------------------------------------- --------
Management of the Trust                                         Distributions and Taxes
------------------------------------------------------- ------- ----------------------------------------------------- --------
Investment Manager and Other Service Providers                  Performance Information
------------------------------------------------------- ------- ----------------------------------------------------- --------
Portfolio Managers                                              Financial Statements
------------------------------------------------------- ------- ----------------------------------------------------- --------
Trading Practices and Brokerage                                 Principal Holders
------------------------------------------------------- ------- ----------------------------------------------------- --------
Capital Structure                                               Appendix A - Description of Ratings
------------------------------------------------------- ------- ----------------------------------------------------- --------

--------------------------------------------------------------------------------
                         ORGANIZATION AND CLASSIFICATION
--------------------------------------------------------------------------------

Organization

     The Trust was organized as a Delaware corporation in 1966, reorganized as a
Maryland  corporation in 1983 and further  reorganized  as a Delaware  statutory trust on August 27, 1999.

Classification

     The  Trust  is  an  open-end  management  investment  company.  The  Funds'
portfolio of assets are  "diversified" as defined by the Investment  Company Act of 1940, as amended (the "1940 Act").

--------------------------------------------------------------------------------
                INVESTMENT OBJECTIVES, RESTRICTIONS AND POLICIES
--------------------------------------------------------------------------------
Investment Objectives

     Each Fund's  investment  objective is described in the  Prospectuses.  Each
Fund's  investment  objective  is  non-fundamental,  and may be changed  without shareholder  approval.  However,  the Trust's Board of Trustees  ("Board")  must approve any changes to  non-fundamental  investment  objectives  and a Fund will notify  shareholders  prior  to a  material  change  in  the  Fund's  investment objective.

Fundamental Investment Restrictions

     Each Fund has adopted the  following  restrictions  which cannot be changed without  approval  by the  holders of a  "majority"  of the  Fund's  outstanding shares,  which is a vote by the  holders  of the lesser of i) 67% or more of the voting securities present in person or by proxy at a meeting,  if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

Each Fund shall not:

     1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act), any rule or order  thereunder,  or U.S.  Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers  primarily  engaged in the same industry,  provided that this  restriction  does not limit the Fund from  investing  in  obligations issued or guaranteed by the U.S. government,  its agencies or instrumentalities, or in tax-exempt  securities or certificates of deposit.  The Delaware  American
Services Fund may, from time to time, make  investments  that will result in the concentration  (as that term may be defined  in the 1940 Act,  any rule or order thereunder,  or SEC staff  interpretation  thereof)  of its  investments  in the securities of issuers within various industries or industry groupings consistent with its name.

     2. Borrow  money or issue  senior  securities,  except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

     3.  Underwrite the  securities of other  issuers,  except that the Fund may engage in transactions involving the acquisition,  disposition, or resale of its portfolio  securities,  under  circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act").

     4. Purchase or sell real estate,  unless  acquired as a result of ownership of securities or other  instruments and provided that this  restriction does not prevent the Fund from  investing  in issuers  which  invest,  deal or  otherwise engage in  transactions  in real estate or  interests  therein,  or investing in securities that are secured by real estate or interests therein.

     5. Purchase or sell physical  commodities,  unless  acquired as a result of ownership of securities or other  instruments and provided that this restriction does not  prevent  the Fund from  engaging  in  transactions  involving  futures contracts  and options  thereon or investing in  securities  that are secured by physical commodities.

     6. Make loans,  provided  that this  restriction  does not prevent the Fund from purchasing debt obligations,  entering into repurchase agreements,  loaning its assets to broker/dealers or institutional  investors and investing in loans, including assignments, and participation interests.

Non-Fundamental Investment Restrictions
     In  addition  to  the  fundamental  policies  and  investment  restrictions described above, and the various general  investment  policies  described in the
Prospectuses, the Funds will be subject to the following investment restriction, which are  considered  non-fundamental  and may be changed by the Board  without shareholder  approval:  A Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within  seven days at  approximately  the value at which the Fund has valued the investment.

Portfolio Turnover

     Portfolio trading will be undertaken  principally to accomplish each Fund's respective  investment  objective.  The Funds are free to dispose  of  portfolio securities at any time,  subject to complying with the Internal  Revenue Code of
1986, as amended (the "Code") and the 1940 Act, when changes in circumstances or conditions  make  such a move  desirable  in  light  of each  Fund's  respective investment  objective.  The Funds will not attempt to achieve or be limited to a
predetermined  rate  of  portfolio  turnover.   Such  turnover  always  will  be
incidental  to  transactions  undertaken  with a view to  achieving  each Fund's respective investment objective.

     The portfolio  turnover rate tells you the amount of trading  activity in a
Fund's portfolio.  A turnover rate of 100% would occur, for example, if all of a
Fund's  investments  held at the beginning of a year were replaced by the end of the year, or if a single  investment  was frequently  traded.  The turnover rate also may be affected by cash  requirements from redemptions and repurchases of a
Fund's  shares.  A high  rate of  portfolio  turnover  in any year may  increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment  objective,  a Fund may hold securities for any period of time.

     The Funds may engage in active trading of portfolio securities, which means that the portfolio turnover may exceed 100%.

     For the fiscal  years  ended June 30, 2007 and 2006,  the Funds'  portfolio turnover rates were as follows:

        ------------------------------------------- ------------ ------------
                                                        2007         2006
        ------------------------------------------- ------------ ------------
         Delaware American Services Fund                [XX[          78%
        ------------------------------------------- ------------ ------------
         Delaware Small Cap Growth Fund                 [XX]          78%
        ------------------------------------------- ------------ ------------
         Delaware Trend Fund                            [XX]          71%
        ------------------------------------------- ------------ ------------

--------------------------------------------------------------------------------
                         INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------
     The  Prospectuses   discuss  the  Funds'  investment   objectives  and  the
strategies  followed  to  seek  to  achieve  those  objectives.   The  following
discussion  supplements the description of the Funds' investment  strategies and risks that are included in the Prospectuses.  The Fund's  investment  strategies are non-fundamental and may be changed without shareholder approval.

Borrowings

     Although each Fund is permitted under certain circumstances to borrow money and invest in investment company securities, it does not normally do so.

Depositary Receipts

     Each Fund may  invest up to 20% (not  more than 5% for the  Delaware  Trend
Fund) of its total assets in foreign securities.  Foreign securities may include
American  Depositary  Receipts ("ADRs") and Global Depositary Receipts ("GDRs").
There are  substantial  and  different  risks  involved in  investing in foreign securities.  An investor  should  consider these risks  carefully.  For example, there is generally less publicly  available  information about foreign companies than is available about companies in the U.S. Foreign  companies are not subject to uniform audit and financial reporting  standards,  practices and requirements comparable to those in the U.S.

     Foreign  securities  involve  currency  risks.  The U.S.  dollar value of a foreign  security  tends to decrease  when the value of the dollar rises against the foreign  currency in which the security is denominated and tends to increase when the value of the  dollar  falls  against  such  currency.  Fluctuations  in exchange  rates may also affect the earning power and asset value of the foreign entity issuing the security.  Dividend and interest  payments may be returned to the country of origin,  based on the exchange rate at the time of  disbursement, and restrictions on capital flows may be imposed.  Losses and other expenses may be  incurred  in  converting  between  various  currencies  in  connection  with purchases and sales of foreign securities.

     Foreign  stock markets are generally not as developed or efficient as those in the U.S. In most foreign  markets  volume and  liquidity are less than in the
U.S.  and, at times,  volatility  of price can be greater  than that in the U.S.
Fixed  commissions  on foreign stock  exchanges  are  generally  higher than the negotiated  commissions on U.S.  exchanges.  There is generally less  government supervision  and  regulation of foreign stock  exchanges,  brokers and companies than in the U.S.

     There is also the  possibility of adverse changes in investment or exchange control regulations,  expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments  which could  adversely  affect  investments,  assets or securities transactions of a Fund in some foreign countries. The Funds are not aware of any investment or exchange control regulations which might substantially  impair its operations as described, although this could change at any time.

     The  Funds may be  subject  to  foreign  withholding  taxes on income  from certain foreign securities.  This, in turn, could reduce a Fund's  distributions paid to shareholders.

Equity Securities

     Equity securities represent ownership interests in a company and consist of
common  stocks,   preferred  stocks,  warrants  to  acquire  common  stock,  and securities  convertible into common stock.  Investments in equity  securities in general are subject to market  risks that may cause  their  prices to  fluctuate over time.  The value of  convertible  equity  securities  is also  affected  by prevailing  interest  rates,  the  credit  quality of the  issuer,  and any call provisions.  Fluctuations  in the  value of  equity  securities  in which a Fund invests will cause the net asset value ("NAV") of the Fund to fluctuate.

Futures and Options

     Delaware  American  Services  Fund and  Delaware  Small Cap Growth Fund may
write call options and purchase  put options on a covered  basis only,  and will not engage in option writing strategies for speculative purposes.  The Funds may invest in options that are either  Exchange-listed  or traded  over-the-counter.
Certain  over-the-counter  options may be illiquid. Thus, it may not be possible to close  options  positions  and this may have an  adverse  impact  on a Fund's ability to effectively  hedge its  securities.  A Fund will not invest more than
15% of its assets in illiquid securities.

     Covered Call Writing.  Delaware  American  Services Fund and Delaware Small
Cap Growth Fund may write covered call options from time to time on such portion of its  portfolio,  without limit,  as the Manager  determines is appropriate in seeking to obtain the  Fund's  investment  objective.  A call  option  gives the purchaser of such option the right to buy, and the writer,  in this case a Fund, has the obligation to sell the underlying  security at the exercise price during the option period.  The advantage to a Fund of writing  covered calls is that it receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

     During the option  period,  a covered call option writer may be assigned an exercise  notice by the  broker/dealer  through  whom such call  option was sold requiring the writer to deliver the underlying  security  against payment of the exercise price.  This obligation is terminated upon the expiration of the option period or at such  earlier time in which the writer  effects a closing  purchase transaction.  A closing purchase  transaction cannot be effected with respect to an option  once the  option  writer has  received  an  exercise  notice for such option.

     With respect to options on actual portfolio securities owned by a Fund, the
Fund  may  enter  into  closing  purchase   transactions.   A  closing  purchase
transaction  is one in which a Fund,  when  obligated  as a writer of an option, terminates  its  obligation  by  purchasing  an option of the same series as the option previously written.

     Closing  purchase  transactions  will  ordinarily  be effected to realize a profit on an  outstanding  call option,  to prevent an underlying  security from being called, to permit the sale of the underlying security, or to enable a Fund to write another call option on the underlying  security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original  premium  received  on the call option is more or less than the cost of effecting  the  closing  purchase  transaction.  Any loss  incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying  security.  Such a loss may also be wholly or partially  offset by unrealized  appreciation  in the market value of the  underlying  security.  Conversely,  a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

     If a call option  expires  unexercised,  a Fund will  realize a  short-term capital  gain in the amount of the  premium on the option,  less the  commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund  will  realize a gain or loss  from the sale of the  underlying  security equal to the  difference  between the cost of the underlying  security,  and the proceeds  of the sale of the  security  plus the  amount of the  premium  on the option, less the commission paid.

     The market value of a call option generally reflects the market price of an underlying  security.  Other principal  factors  affecting  market value include supply and  demand,  interest  rates,  the price  volatility  of the  underlying security, and the time remaining until the expiration date.

     A Fund will write call  options only on a covered  basis,  which means that the Fund will own the underlying  security subject to a call option at all times during the option period.  Unless a closing purchase  transaction is effected, a
Fund would be required to continue to hold a security  which it might  otherwise wish to sell, or deliver a security it would want to hold.  Options written by a
Fund will  normally have  expiration  dates between one and nine months from the date  written.  The exercise  price of a call option may be below,  equal to, or above the current market value of the underlying security at the time the option is written.

     Purchasing  Put  Options.  Each of  Delaware  American  Services  Fund  and
Delaware  Small Cap Growth  Fund may invest up to 2% of its total  assets in the purchase of put options.  The Funds will,  at all times during which they hold a put option, own the security covered by such option.

     Delaware  American  Services Fund and Delaware Small Cap Growth Fund intend to  purchase  put  options in order to  protect  against a decline in the market value of the underlying  security below the exercise price less the premium paid for the option  ("protective  puts").  The ability to purchase  put options will allow a Fund  to  protect  unrealized  gain in an  appreciated  security  in its portfolio  without actually selling the security.  If the security does not drop in value,  a Fund will lose the value of the premium paid. A Fund may sell a put option which it has  previously  purchased  prior to the sale of the  securities underlying  such option.  Such sales will result in a net gain or loss depending on whether the amount  received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

     A Fund may sell a put option purchased on individual portfolio  securities.
Additionally,  a Fund may enter into closing sale  transactions.  A closing sale transaction  is one in which a Fund,  when it is the  holder  of an  outstanding option,  liquidates  its position by selling an option of the same series as the option previously purchased.

     Options on Stock  Indices.  Delaware  American  Services  Fund and Delaware
Small Cap Growth Fund may also engage in transactions involving options on stock indices.  A stock index assigns relative values to the common stocks included in the index with the index  fluctuating  with changes in the market  values of the underlying common stock.

     Options  on stock  indices  are  similar  to  options  on  stocks  but have different delivery requirements. Stock options provide the right to take or make delivery of the  underlying  stock at a specified  price.  A stock index  option gives the holder the right to receive a cash "exercise  settlement amount" equal to (i) the amount by which the fixed  exercise  price of the option  exceeds (in the case of a put) or is less than (in the case of a call) the closing  value of the underlying index on the date of exercise,  multiplied by (ii) a fixed "index multiplier."  Receipt of this cash amount will depend upon the closing  level of the stock index upon which the option is based being  greater  than (in the case of a call) or less than (in the case of a put) the exercise price of the option.
The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified  multiple.  The writer of the option is  obligated,  in return for the premium received,  to make delivery of this amount.  Gain or loss to the Fund on transactions  in stock index options will depend on price movements in the stock market  generally (or in a particular  industry or segment of the market) rather than price movements of individual securities.

     As with  stock  options,  a Fund may  offset its  position  in stock  index options prior to expiration  by entering into a closing  transaction  on a stock exchange ("Exchange") or it may let the option expire unexercised.

     A stock index  fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the
Standard & Poor's  500 or the New York  Stock  Exchange  Composite  Index,  or a
narrower market index such as the Standard & Poor's 100.  Indices are also based on an  industry  or  market  segment  such as the AMEX Oil and Gas  Index or the
Computer and Business  Equipment  Index.  Options on stock indices are currently traded on the  following  Exchanges  among  others:  The Chicago  Board  Options
Exchange,  the New York Stock Exchange  ("NYSE") and the American Stock Exchange
("AMEX").

     A Fund's  ability to hedge  effectively  all or a portion of its securities through  transactions in options on stock indices depends on the degree to which price  movements in the underlying  index  correlate with price movements in the
Fund's  portfolio  securities.  Since a Fund's  portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently,  a Fund bears the risk that the prices of the  securities  being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative  correlation  between the index or other  securities  underlying  the hedging  instrument  and the hedged  securities  which would result in a loss on both such securities and the hedging instrument.

     Positions  in stock  index  options  may be closed out only on an  Exchange which  provides a  secondary  market.  There can be no  assurance  that a liquid secondary market will exist for any particular stock index option.  Thus, it may not be  possible  to close  such an  option.  The  inability  to  close  options positions could have an adverse impact on a Fund's ability to effectively  hedge its securities.  A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

     A Fund will not engage in  transactions  in options  on stock  indices  for speculative  purposes  but only to  protect  appreciation  attained,  to  offset capital losses,  and to take advantage of the liquidity  available in the option markets.

     Futures  Contracts  and  Options on Futures  Contracts.  Delaware  American
Services  Fund and  Delaware  Small  Cap  Growth  Fund may  enter  into  futures contracts  on stocks and stock  indices,  and  purchase or sell  options on such futures  contracts.  These  activities  will not be entered into for speculative purposes,  but rather for  hedging  purposes  and to  facilitate  the ability to quickly deploy into the stock market a Fund's positions in cash, short-term debt securities and other money market  instruments,  at times when the Fund's assets are not fully  invested in equity  securities.  Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for a Fund.

     A futures contract is a bilateral  agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement,  at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which the securities underlying the contract are delivered, or in the case of securities index futures  contracts,  the difference  between the price at which the  contract  was  entered  into and the  contract's  closing  value is settled between the purchaser and seller in cash.  Futures contracts differ from options in that they are  bilateral  agreements,  with both the purchaser and the seller equally  obligated to complete the transaction.  In addition,  futures contracts call for settlement  only on the  expiration  date, and cannot be "exercised" at any other time during their term.

     The purchase or sale of a futures  contract  also differs from the purchase or sale of a security, or the purchase of an option in that no purchase price is paid or received.  Instead, an amount of cash or cash equivalents,  which varies but may be as low as 5% or less of the value of the contract,  must be deposited with the broker as "initial margin" as a good faith deposit. Subsequent payments to and from the broker,  referred to as "variation  margin," are made on a daily basis as the value of the index or instrument  underlying  the futures  contract fluctuates,  making positions in the futures contracts more or less valuable,  a process  known  as  "marking  to the  market."  A Fund  will  designate  cash or securities in amounts  sufficient to cover its  obligations,  and will value the designated assets daily.

     Purchases or sales of stock index  futures  contracts  are used for hedging purposes  to attempt to protect a Fund's  current or intended  investments  from broad  fluctuations  in stock prices.  For example,  a Fund may sell stock index futures  contracts in  anticipation  of or during a market decline to attempt to offset the  decrease in market  value of the Fund's  securities  portfolio  that might otherwise result.  If such decline occurs,  the loss in value of portfolio securities  may be offset,  in whole or part, by gains on the futures  position.
When a Fund is not fully  invested in the  securities  market and  anticipates a significant  market  advance,  it may purchase stock index futures  contracts in order to gain  rapid  market  exposure  that may,  in part or  entirely,  offset increases in the cost of securities  that the Fund intends to purchase.  As such purchases are made, the corresponding positions in stock index futures contracts will be closed out.

     Delaware American Services Fund and Delaware Small Cap Growth Fund may also purchase and write options on the types of futures contracts in which a Fund may invest,  and enter into  related  closing  transactions.  Options on futures are similar to options on  securities,  as described  below,  except that options on futures give the purchaser the right,  in return for the premium paid, to assume a position in a futures  contract,  rather than to actually purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. In the event that an option written by a Fund is exercised, the Fund will be  subject  to all the  risks  associated  with  the  trading  of  futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

     At any time prior to the  expiration  of a futures  contract,  a trader may elect to close out its  position by taking an opposite  position on the contract market on which the position was entered into,  subject to the availability of a secondary  market,  which  will  operate  to  terminate  the  initial  position.
Likewise, a position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing  purchase or sale transaction,  subject  to  availability  of a  secondary  market,  which  is the purchase or sale of an option of the same series (i.e.,  the same exercise price and expiration  date) as the option  previously  purchased or sold. The Fund may realize a profit or a loss when closing out a futures contract or an option on a futures contract.

     It should be noted that the Trust (on behalf of Delaware  American Services
Fund and Delaware  Small Cap Growth  Fund) has filed with the  National  Futures
Association  a notice  claiming an  exclusion  from the  definition  of the term
"commodity pool operator" ("CPO") under the Commodity  Exchange Act, as amended,
and  the  rules  of  the  Commodity  Futures  Trading   Commission   promulgated
thereunder,  with respect to each Fund's operation.  Accordingly,  the Funds are not subject to registration or regulation as CPOs.

     To the extent that interest or exchange rates or securities  prices move in an  unexpected  direction,  a Fund may not achieve the  anticipated  benefits of investing in futures  contracts and options  thereon,  or may realize a loss. To the extent that a Fund  purchases  an option on a futures  contract and fails to exercise  the option prior to the  exercise  date,  it will suffer a loss of the premium paid.  Further,  the possible lack of a secondary market could prevent a
Fund from closing out its positions relating to futures.

Investment Company Securities

     Any  investments  that  a Fund  makes  in  either  closed-end  or  open-end investment  companies  will be  limited  by the 1940 Act,  and would  involve an indirect payment of a portion of the expenses,  including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, a Fund may not:  (i) own more than 3% of the voting  stock of another  investment  company;
(ii)  invest  more than 5% of the Fund's  total  assets in the shares of any one investment  company; or (iii) invest more than 10% of the Fund's total assets in shares of other investment  companies.  If a Fund elects to limit its investment in  other  investment  companies  to  closed-end  investment  companies,  the 3%
limitation  described  above is increased to 10%. These  percentage  limitations also apply to a Fund's  investments in  unregistered  investment  companies.  In addition,  a Fund may not operate as a "fund of funds," which invests  primarily in the shares of other investment  companies as permitted by Section 12(d)(1)(F)
or (G) of the 1940 Act, if its own shares are utilized as  investments by such a
"fund of funds."

Portfolio Loan Transactions

     Each Fund may loan up to 25% of its assets to qualified  broker/dealers  or institutional  investors for their use relating to short sales or other security transactions.

     It is the  understanding  of the Manager  that the staff of the SEC permits portfolio lending by registered  investment  companies if certain conditions are met.  These  conditions  are as  follows:  i) each  transaction  must  have 100%
collateral  in the form of  cash,  short-term  U.S.  government  securities,  or irrevocable  letters of credit  payable by banks  acceptable  to a Fund involved from the  borrower;  ii) this  collateral  must be valued  daily and  should the market  value of the loaned  securities  increase,  the  borrower  must  furnish additional  collateral  to the Fund  involved;  iii)  the  Fund  must be able to terminate  the  loan  after  notice,  at any  time;  iv) the Fund  must  receive
reasonable  interest  on  any  loan,  and  any  dividends,   interest  or  other
distributions  on the lent  securities,  and any increase in the market value of such  securities;  v) the Fund may pay  reasonable  custodian fees in connection with the loan; and vi) the voting rights on the lent  securities may pass to the borrower;  however,  if the Board of Trustees of the Trust knows that a material event will occur affecting an investment  loan,  they must either  terminate the loan in order to vote the proxy or enter into an  alternative  arrangement  with the borrower to enable the trustees to vote the proxy.

     The major risk to which a Fund would be  exposed on a loan  transaction  is the risk that the  borrower  would go  bankrupt  at a time when the value of the security goes up.  Therefore,  each Fund will only enter into loan  arrangements after a review of all pertinent  facts by the Manager,  under the supervision of the Board of Trustees,  including the  creditworthiness of the borrowing broker, dealer,  or institution and then only if the  consideration  to be received from such loans would  justify the risk.  Creditworthiness  will be  monitored  on an ongoing basis by the Manager.

Real Estate Investment Trusts

     Delaware  American  Services  Fund and  Delaware  Small Cap Growth Fund may
invest in real estate investment  trusts ("REITs").  REITs are pooled investment vehicles which invest primarily in  income-producing  real estate or real estate related  loans or  interests.  REITs are  generally  classified as equity REITs, mortgage  REITs,  or a combination  of equity and mortgage  REITs.  Equity REITs invest the majority of their assets  directly in real property and derive income primarily  from the collection of rents.  Equity REITs can also realize  capital gains by selling  properties  that have  appreciated  in value.  Mortgage  REITs invest the majority of their assets in real estate  mortgages  and derive income from the collection of interest payments.  Like investment companies,  REITs are not taxed on income  distributed  to  shareholders  provided  they  comply  with several  requirements  in the Code.  REITs are subject to substantial  cash flow dependency, defaults by borrowers,  self-liquidation, and the risk of failing to qualify for tax-free  pass-through of income under the Code,  and/or to maintain exemptions from the 1940 Act.

     A Fund's investments in REITs present certain further risks that are unique and in  addition  to the risks  associated  with  investing  in the real  estate industry in general. Equity REITs may be affected by changes in the value of the underlying  property owned by the REITs, while mortgage REITs may be affected by the quality of any credit  extended.  REITs are dependent on management  skills, are not diversified,  and are subject to the risks of financing projects.  REITs whose  underlying  assets  include  long-term  health care  properties,  such as nursing,  retirement,  and  assisted  living  homes,  may be impacted by federal regulations concerning the health care industry.

     REITs  (especially  mortgage REITs) are also subject to interest rate risks
- when interest rates decline,  the value of a REIT's  investment in fixed rate obligations can be expected to rise.  Conversely,  when interest rates rise, the value of a REIT's  investment  in fixed  rate  obligations  can be  expected  to decline.  In contrast,  as interest rates on adjustable  rate mortgage loans are reset periodically,  yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates,  causing the value of such investments to fluctuate less  dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     REITs may have limited financial  resources,  may trade less frequently and in a  limited  volume,  and may be  subject  to more  abrupt  or  erratic  price movements than other securities.

Repurchase Agreements

     Each Fund may invest in repurchase  agreements.  Repurchase  agreements are instruments  under which  securities  are  purchased  from a bank or  securities dealer with an agreement by the seller to  repurchase  the  securities.  Under a repurchase  agreement,  the purchaser acquires ownership of the security but the seller agrees,  at the time of sale, to repurchase it at a mutually  agreed-upon time and price.  A Fund will take  custody of the  collateral  under  repurchase agreements. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller  secured by the securities  transferred.  The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated  to the  coupon  rate  or  maturity  of the  purchase  security.  Such transactions  afford an opportunity for a Fund to invest  temporarily  available cash. A Fund's risk is limited to the seller's  ability to buy the security back at the agreed-upon sum at the agreed-upon  time, since the repurchase  agreement is secured by the  underlying  obligation.  Should such an issuer  default,  the
Manager  believes  that,  barring  extraordinary  circumstances,  a Fund will be entitled  to sell  the  underlying  securities  or  otherwise  receive  adequate protection for its interest in such securities,  although there could be a delay in recovery.  The Manager considers the  creditworthiness  of the bank or dealer from whom a Fund purchases repurchase agreements.  The Manager will monitor such transactions  to assure that the value of the underlying  securities  subject to repurchase  agreements is at least equal to the repurchase price. The underlying securities will be limited to those described above.

     Not more than 15% of a Fund's assets may be invested in illiquid securities of which no more than 10% may be invested in repurchase agreements of over seven days' maturity.  A Fund will limit its  investments in repurchase  agreements to those which the Manager determines to present minimal credit risks and which are of  high-quality.  In addition,  a Fund must have collateral of at least 102% of the repurchase  price,  including the portion  representing a Fund's yield under such agreements, which is monitored on a daily basis.

     The  funds  in  the  Delaware   Investments(R)family   (each,  a  "Delaware
Investments(R)Fund" and collectively,  the "Delaware  Investments(R)Funds") have obtained an exemption (the "Order") from the  joint-transaction  prohibitions of
Section  17(d) of the 1940 Act to allow  certain  funds  jointly to invest  cash balances.  Each Fund may invest cash balances in a joint repurchase agreement in accordance  with the terms of the Order and subject  generally to the conditions described above.

Restricted and Illiquid Securities

     Each Fund may purchase  privately placed  securities the resale of which is restricted under applicable  securities laws. Such securities may offer a higher return than comparably registered securities but involve some additional risk as they can be resold only in privately negotiated  transactions in accordance with an exemption from the registration requirements under applicable securities laws or after  registration.  The Funds will not purchase illiquid assets,  including such restricted  securities,  if more than 15% of the value of their  respective assets would then consist of illiquid securities.

     Most of the privately placed securities acquired by a Fund will be eligible for resale by a Fund  without  registration  pursuant  to Rule 144A  ("Rule 144A
Securities")  under the 1933 Act.  While  maintaining  oversight,  the Board has delegated  to  the  Manager  the  day-to-day  function  of  determining  whether individual  Rule  144A  Securities  are  liquid  for  purposes  of a Fund's  15%
limitation on investments in illiquid  securities.  The Board has instructed the
Manager to consider the following factors in determining the liquidity of a Rule
144A Security:  (i) the frequency of trades and trading volume for the security;
(ii) whether at least three dealers are willing to purchase or sell the security and the number of potential  purchasers;  (iii) whether at least two dealers are making a market in the  security;  and (iv) the nature of the  security  and the nature of the  marketplace  trades  (e.g.,  the time  needed to  dispose  of the security, the method of soliciting offers, the mechanics of transfer and whether a security is listed on an electronic network for trading the security).

     Investing in Rule 144A  Securities  could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified  institutional buyers become,  for a period of time,  uninterested in purchasing these securities.  If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid securities  exceed the Fund's 15% limit on  investment in such  securities,  the
Manager  will  determine  what  action  shall be taken to  ensure  that the Fund continues to adhere to such limitation.

Warrants

     Each Fund may  purchase  or sell  warrants  and similar  rights,  which are privileges  issued by  corporations  enabling  the  owners to  subscribe  to and purchase a specified  number of shares of the  corporation at a specified  price during a specified  period of time.  The purchase of warrants  involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's  expiration.  Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the  subscription  price of the related security may exceed the value  of the  subscribed  security's  market  price  such as when  there  is no movement in the level of the underlying security.

--------------------------------------------------------------------------------
                  DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------
     Each Fund has adopted a policy  generally  prohibiting  the  disclosure  of portfolio  holdings  information to any person until after 30 calendar days have passed. We post a list of each Fund's portfolio holdings monthly,  with a 30-day lag,  on the Funds' Web site,  www.delawareinvestments.com.  In  addition,  on a
10-day lag, we also make available a month-end  summary listing of the number of each Fund's securities,  country and asset- allocations,  and top ten securities and  sectors by  percentage  of  holdings  for each Fund.  This  information  is available publicly to any and all shareholders free of charge once posted on the
Web site by calling 800 523-1918.

     Other entities,  including  institutional investors and intermediaries that distribute  the Funds'  shares,  are  generally  treated  similarly  and are not provided  with  the  Funds'  portfolio  holdings  in  advance  of when  they are generally available to the public.

     Third-party  service  providers  and  affiliated  persons  of the Funds are provided  with the Funds'  portfolio  holdings  only to the extent  necessary to perform services under agreements  relating to the Funds. In accordance with the policy,  third-party service providers who receive non-public portfolio holdings information  on an  ongoing  basis are:  the  Manager's  affiliates,  the Funds'
independent registered public accounting firm, the Funds' custodian,  the Funds'
legal counsel, the Funds' financial printer, and the Funds' proxy voting service
(Institutional  Shareholder Services). These entities are obligated to keep such information confidential.

     Third-party  rating and  ranking  organizations  and  consultants  who have signed  agreements  ("Non-Disclosure  Agreements") with the Funds or the Manager may receive portfolio holdings information more quickly than the 30-day lag. The
Non-Disclosure Agreements require that the receiving entity hold the information in the strictest  confidence and prohibit the receiving  entity from  disclosing the  information  or trading  on the  information  (either in Fund  shares or in shares of the Funds'  portfolio  securities).  In addition,  the receiving party must agree to provide  copies of any  research  or reports  generated  using the portfolio  holdings  information  in order to allow for monitoring of use of the information.  Neither  the Funds,  the  Manager  nor any  affiliate  receive any compensation or consideration with respect to these agreements.

     To protect the  shareholders'  interest and to avoid conflicts of interest,
Non-Disclosure  Agreements  must be approved by a member of the Manager's  Legal
Department  and  Compliance  Department  and  any  deviation  in the  use of the portfolio  holdings  information  by the  receiving  party must be  approved  in writing by the Funds' Chief Compliance Officer prior to such use.

     The  Trust's  Board  will be  notified  of any  substantial  change  to the foregoing procedures.  The Board also receives an annual report from the Trust's
Chief Compliance Officer which,  among other things,  addresses the operation of
the  Trust's   procedures   concerning  the  disclosure  of  portfolio  holdings
information.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------
Officers and Trustees

     The  business and affairs of the Trust are managed  under the  direction of its Board.  Certain officers and Trustees of the Trust hold identical  positions in each of the other  Delaware  Investments(R)Funds.  As of [_______],  2007 the
Trust's  officers and Trustees owned less than 1% of the  outstanding  shares of each Class of each Fund. The Trust's  Trustees and principal  officers are noted
below  along  with their ages and their  business  experience  for the past five years. The Trustees serve for indefinite terms until their  resignation,  death, or removal.
-------------------------- ------------------ ---------------- -------------------------------- ------------------- ----------------
                                                                                                                         Other
                                                                                                    Number of        Directorships
                                                                                                  Portfolios in         Held by
                                                                                                  Fund Complex         Trustee/
Name, Address and           Position(s) Held  Length of Time    Principal Occupation(s) During     Overseen by        Director or
Birthdate                   with the Trust        Served                Past 5 Years            Trustee or Officer      Officer
-------------------------- ------------------ ---------------- -------------------------------- ------------------- ----------------
Interested Trustees
------------------------------------------------------------------------------------------------------------------------------------
Patrick P. Coyne(1)           Chairman,       Chairman and       Mr. Coyne has served in               82          Director - Kaydon
2005 Market Street           President,       Trustee since         various executive                                 Corporation
Philadelphia, PA 19103          Chief        August 16, 2006     capacities at different
                              Executive                            times at Delaware
April 14, 1963               Officer and      President and          Investments(2)
                               Trustee       Chief Executive
                                             Officer since
                                             August 1, 2006
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
Thomas L. Bennett              Trustee            Since                                                82               None
2005 Market Street                             March 2005           Private Investor -
Philadelphia, PA 19103                                           (March 2004 - Present)
                                                                  Investment Manager -
October 4, 1947                                                   Morgan Stanley & Co.
                                                               (January 1984 - March 2004)
-------------------------- ---------------- ------------------ ---------------------------- ------------------ ---------------------
John A. Fry                    Trustee            Since                President -                     82           Director -
2005 Market Street                            January 2001     Franklin & Marshall College                       Community Health
Philadelphia, PA 19103                                            (June 2002 - Present)                             Systems

May 28, 1960                                                   Executive Vice President -                           Director-
                                                               University of Pennsylvania                         Allied Barton
                                                                (April 1995 - June 2002)                        Security Holdings

-------------------------- ---------------- ------------------ ---------------------------- ------------------ ---------------------
Anthony D. Knerr               Trustee            Since         Founder/Managing Director              82              None
2005 Market Street                             April 1990           - Anthony Knerr &
Philadelphia, PA 19103                                            Associates (Strategic

                                                                       Consulting)
December 7, 1938                                                    (1990 - Present)
-------------------------- ---------------- ------------------ ---------------------------- ------------------ ---------------------
Lucinda S. Landreth            Trustee            Since        Chief Investment Officer -              82              None
2005 Market Street                              March 2005           Assurant, Inc.
Philadelphia, PA 19103                                                 (Insurance)
                                                                      (2002 - 2004)
June 24, 1947
-------------------------- ---------------- ------------------ ---------------------------- ------------------ ---------------------
Ann R. Leven                   Trustee        Since October      Treasurer/Chief Fiscal                82        Director and Audit
2005 Market Street                                1989             Officer -- National                              Committee
Philadelphia, PA 19103                                               Gallery of Art                               Chairperson -
                                                                      (1994 - 1999)                                Andy Warhol
November 1, 1940                                                                                                    Foundation

                                                                                                                Director and Audit
                                                                                                                Committee Member -
                                                                                                                  Systemax Inc.
-------------------------- ---------------- ------------------ ---------------------------- ------------------ ---------------------
Thomas F. Madison              Trustee      Since May 1997(3)   President/Chief Executive              82           Director -
2005 Market Street                                               Officer - MLM Partners,                          Banner Health
Philadelphia, PA 19103                                                    Inc.
                                                                (Small Business Investing                           Director -
February 25, 1936                                                     & Consulting)                             CenterPoint Energy
                                                                (January 1993 - Present)
                                                                                                                Director and Audit
                                                                                                                Committee Member -
                                                                                                                Digital River Inc.

                                                                                                                Director and Audit
                                                                                                                Committee Member -
                                                                                                                Rimage Corporation

                                                                                                                    Director -
                                                                                                               Valmont Industries,
                                                                                                                       Inc.
-------------------------- ---------------- ------------------ ---------------------------- ------------------ ---------------------
Janet L. Yeomans               Trustee      Since April 1999            Treasurer                  82                  None
2005 Market Street                                              (January 2006 - Present)
Philadelphia, PA 19103
                                                                      Vice President-
July 31, 1948                                                    Mergers & Acquisitions
                                                                      (January 2003
                                                                    - January 2006),
                                                                   and Vice President
                                                               (July 1996 - January 2005)
                                                                     3M Corporation

                                                                  Ms. Yeomans has held
                                                                   various management
                                                                     positions at 3M
                                                                 Corporation since 1983.
-------------------------- ---------------- ------------------ ---------------------------- ------------------ ---------------------
J. Richard Zecher              Trustee      Since March 2005            Founder-                     82           Director and Audit
2005 Market Street                                                 Investor Analytics                           Committee Member -
Philadelphia, PA 19103                                              (Risk Management)                           Investor Analytics
                                                                  (May 1999 - Present)
July 3, 1940                                                                                                    Director and Audit
                                                                        Founder-                               Committee Member -
                                                                 Sutton Asset Management                          Oxigene, Inc.
                                                                      (Hedge Fund)
                                                               (September 1996 - Present)
-------------------------- ---------------- ------------------ ---------------------------- ------------------ ---------------------

-------------------------- ------------------ ---------------- -------------------------------- -------------- ---------------------
                                                                                                                         Other
                                                                                                    Number of        Directorships
                                                                                                  Portfolios in         Held by
                                                                                                  Fund Complex         Trustee/
Name, Address and           Position(s) Held  Length of Time    Principal Occupation(s) During     Overseen by        Director or
Birthdate                   with the Trust        Served                Past 5 Years            Trustee or Officer      Officer
-------------------------- ------------------ ---------------- -------------------------------- ------------------- ----------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
David F. Connor             Vice President,   Vice President    Mr. Connor has served as               82               None(4)
2005 Market Street          Deputy General         since        Vice President and Deputy
Philadelphia, PA 19103        Counsel and     September 2000       General Counsel at
                               Secretary       and Secretary   Delaware Investments since
December 2, 1963                               since October              2000
                                                   2005
-------------------------- ------------------ ---------------- ---------------------------- ------------------ ---------------------
David P. O'Connor             Senior Vice       Senior Vice    Mr. O'Connor has served in              82               None(4)
2005 Market Street            President,        President,        various executive and
Philadelphia, PA 19103      General Counsel       General          legal capacities at
                            and Chief Legal    Counsel, and        different times at
February 21, 1966               Officer         Chief Legal       Delaware Investments
                                               Officer since
                                               October 2005
-------------------------- ------------------ ---------------- ---------------------------- ------------------ ---------------------

John J. O'Connor              Senior Vice        Treasurer     Mr. O'Connor has served in              82               None(4)
2005 Market Street           President and         since            various executive
Philadelphia, PA 19103         Treasurer       February 2005     capacities at different
                                                                 times at Delaware
June 16, 1957                                                          Investments
-------------------------- ------------------ ---------------- ---------------------------- ------------------ ---------------------
Richard Salus                 Senior Vice          Chief         Mr. Salus has served in               82               None(4)
2005 Market Street           President and       Financial          various executive
Philadelphia, PA 19103      Chief Financial    Officer since     capacities at different
                                Officer        November 2006        times at Delaware
October 4, 1963                                                        Investments
-------------------------- ------------------ ---------------- ---------------------------- ------------------ ---------------------

(1)  Mr. Coyne is  considered  to be an  "Interested  Trustee"  because he is an executive officer of the Trust's Manager.
(2)  Delaware   Investments  is  the  marketing  name  for  Delaware  Management
     Holdings,  Inc.  and  its  subsidiaries,  including  the  Trust's  Manager, principal underwriter, and transfer agent.
(3)  In 1997,  several  funds  managed by  Voyageur  Fund  Managers,  Inc.  (the
     "Voyageur Funds") were incorporated into the Delaware Investments Family of
     Funds.  Mr. Madison served as a director of the Voyageur Funds from 1993 to
     1997.
(4)  Messrs. Salus, Connor, David P. O'Connor and John J. O'Connor also serve in similar  capacities for the six portfolios of the Optimum Fund Trust, which have the same Manager,  principal  underwriter,  and transfer  agent as the
     Trust.  Mr. John J. O'Connor also serves in a similar  capacity for Lincoln
     Variable Insurance Products Trust, which has the same investment manager as the Trust.

--------------------------------------------------------------------------------
          The following is additional information regarding investment professionals affiliated with the Trust.
--------------------------------- -------------------------------- ---------------------- ----------------------------------------
Name, Address and Birthdate       Positions Held with the Trust     Length of Time Served    Principal Occupation(s) During
                                                                                                       Past 5 Years
--------------------------------- -------------------------------- ---------------------- ----------------------------------------
Marshall T. Bassett                Senior Vice President/Chief           9 Years             During the past five years, Mr.
2005 Market Street                 Investment Officer - Growth                                Bassett has served in various
Philadelphia, PA 19103                       Equity                                         capacities at different times at
                                                                                                  Delaware Investments.
February 8, 1954
-------------------------------- -------------------------------- ---------------------- ----------------------------------------
Steven G. Catricks                  Vice President/Portfolio             2 Years           Vice President, Portfolio Manager -
2005 Market Street                           Manager                                     Delaware Investment Advisers, a series
Philadelphia, PA 19103                                                                    of Delaware Management Business Trust
                                                                                                    (2001 - Present)
August 3, 1959
                                                                                          Equity Analyst - BlackRock Financial
                                                                                                      (1999 - 2001)
-------------------------------- -------------------------------- ---------------------- ----------------------------------------
Liu-Er Chan                       Senior Vice President, Chief      Less than 1 year         Senior Vice President and Chief
2005 Market Street                Investment Officer - Emerging                           Investment Officer - Emerging Markets
Philadelphia, PA 19103                       Markets                                     Delaware Investment Advisers (a series
                                                                                         of Delaware Management Business Trust)
April 14, 1962                                                                                      (2007 - Present)
-------------------------------- -------------------------------- ---------------------- ----------------------------------------
Barry S. Gladstein                  Vice President/Portfolio             2 Years             During the past five years, Mr.
2005 Market Street                           Manager                                         Gladstein has served in various
Philadelphia, PA 19103                                                                      capacities at different times at
                                                                                                  Delaware Investments.
August 29, 1964
-------------------------------- -------------------------------- ---------------------- ----------------------------------------
Christopher M. Holland              Vice President/Portfolio             2 Years             During the past five years, Mr.
2005 Market Street                           Manager                                          Holland has served in various
Philadelphia, PA 19103                                                                      capacities at different times at
                                                                                                  Delaware Investments.
January 23, 1975
-------------------------------- -------------------------------- ---------------------- ----------------------------------------
Steven T. Lampe                     Vice President/Portfolio            12 Years          During the past five years, Mr. Lampe
2005 Market Street                           Manager                                       has served in various capacities at
Philadelphia, PA 19103                                                                         different times at Delaware
                                                                                                      Investments.
September 13, 1968
-------------------------------- -------------------------------- ---------------------- ----------------------------------------
Rudy D. Torrijos III                Vice President/Portfolio             2 Years           Vice President, Portfolio Manager -
2005 Market Street                           Manager                                     Delaware Investment Advisers, a series
Philadelphia, PA 19103                                                                    of Delaware Management Business Trust
                                                                                                  (July 2005 - Present)
May 8, 1970
                                                                                          Technology Analyst - Fiduciary Trust
                                                                                                   Co., International
                                                                                                      (2002 - 2005)

                                                                                          Analyst and Fund Manager - Neuberger
                                                                                                   Berman Growth Group
                                                                                                      (1997 - 2002)
-------------------------------- -------------------------------- ---------------------- ----------------------------------------
Michael S. Tung, M.D.               Vice President and Equity       Less than 1 year        Vice President and Equity Analyst
2005 Market Street                           Analyst                                     Delaware Investment Advisers (a series
Philadelphia, PA 19103                                                                   of Delaware Management Business Trust)
                                                                                                    (2007 - Present)
November 14, 1975
                                                                                                     Vice President
                                                                                                      Galleon Group
                                                                                                      (2005 - 2006)

                                                                                                         Analyst
                                                                                          Hambrecht & Quist Capital Management
                                                                                                      (2003 - 2005)

                                                                                                     Junior Analyst
                                                                                                 Durus Capital Management
                                                                                                         (2003)

                                                                                                    Anesthesiologist
                                                                                          Beth Israel Deaconess Medical Center
                                                                                                 Harvard Medical School
                                                                                                       (2002-2003)
-------------------------------- -------------------------------- ---------------------- ----------------------------------------
Lori P. Wachs                       Vice President/Portfolio            13 Years          During the past five years, Ms. Wachs
2005 Market Street                           Manager                                       has served in various capacities at
Philadelphia, PA 19103                                                                         different times at Delaware
                                                                                                      Investments.
November 8, 1968
-------------------------------- -------------------------------- ---------------------- ----------------------------------------

     The following  table shows each Trustee's  ownership of shares of each Fund and  of  all  Delaware  Investments(R)Funds  as of  December  31,  2006,  unless otherwise noted.

--------------------------- ------------------------------------- ----------------------------------------------------------
Name                                                                    Aggregate Dollar Range of Equity Securities in All
                              Dollar Range of Equity Securities       Registered Investment Companies Overseen by Trustee in
                                        in the Funds                              Family of Investment Companies
--------------------------- ------------------------------------- ----------------------------------------------------------
Interested Trustee
--------------------------- ------------------------------------- ----------------------------------------------------------
Patrick P. Coyne                            None                                        Over $100,000
--------------------------- ------------------------------------- ----------------------------------------------------------
Independent Trustees
--------------------------- ------------------------------------- ----------------------------------------------------------
Thomas L. Bennett                           None                                            None
--------------------------- ------------------------------------- ----------------------------------------------------------
John A. Fry(1)                              None                                        Over $100,000
--------------------------- ------------------------------------- ----------------------------------------------------------
Anthony D. Knerr                            None                                      $10,001 - $50,000
--------------------------- ------------------------------------- ----------------------------------------------------------
Lucinda S. Landreth                         None                                     $50,001 - $100,000
--------------------------- ------------------------------------- ----------------------------------------------------------
Ann R. Leven                         $10,001 - $50,000                                  Over $100,000
--------------------------- ------------------------------------- ----------------------------------------------------------
Thomas F. Madison                       $1 - $10,000                                  $10,001 - $50,000
--------------------------- ------------------------------------- ----------------------------------------------------------
Janet L. Yeomans                     $10,001 - $50,000                                  Over $100,000
--------------------------- ------------------------------------- ----------------------------------------------------------
J. Richard Zecher                           None                                      $10,001 - $50,000
--------------------------- ------------------------------------- ----------------------------------------------------------

(1)  As of December  31,  2006,  John A. Fry held assets in a 529 Plan  account.
     Under the terms of the Plan,  a portion of the assets  held in the Plan may be  invested in the Funds.  Mr. Fry held no shares of the Funds  outside of the Plan as of December 31, 2006.

     The  following  Total  Compensation  from the  Investment  Companies in the
Delaware Investments(R) table sets forth the Complex(2) compensation received by each of the Trustees from the Trust and the total compensation received from the
Delaware  Investments(R)  Funds  for  which he or she  served  as a  Trustee  or
Director for the fiscal year ended June 30, 2007. Only the Trustees of the Trust who are not  "interested  persons" as defined by the 1940 Act (the  "Independent
Trustees")  receive  compensation  from the  Delaware  Investments(R)Funds.  The following table provides,  in addition,  information on the retirement  benefits accrued on behalf of those Trustees  eligible to receive such benefits under the
Delaware  Investments(R)Retirement  Plan for Trustees/Directors (the "Retirement
Plan").  The  Retirement  Plan was recently  terminated as more fully  described below.

                                                              Retirement Benefit            Total Compensation from the
                                    Aggregate Compensation     Accrued as Part of           Investment Companies in the
Trustee                              from the Trust Fund          Expenses(1)           Delaware Investments(R) Complex(2)
-------------------------- --------------------------------  ----------------------   ----------------------------------------------
Thomas L. Bennett                          [$]                        [$]                            [$]

John A. Fry                                [$]                        [$]                            [$]

Anthony D. Knerr                           [$]                        [$]                            [$]

Lucinda S. Landreth                        [$]                        [$]                            [$]

Ann R. Leven                               [$]                        [$]                            [$]

Thomas F. Madison                          [$]                        [$]                            [$]

Janet L. Yeomans                           [$]                        [$]                            [$]

J. Richard Zecher                          [$]                        [$]                            [$]

(1)  Figures  reflect  amounts  already  accrued under the  Retirement  Plan and additional amounts accrued to effect the termination of the Retirement Plan for the  Delaware  Investments(R)Funds  that are  series of the Trust as of
     November 30,  2006.  The Manager has agreed to absorb a minimum of $500,000 through certain additional waivers and/or reimbursements for those Delaware
     Investments(R)Funds  within the Fund  Complex  that are  subject to expense limitations.

(2)  Effective December 1, 2006, each Independent  Trustee/Director will receive an annual retainer fee of $84,000 for serving as a Trustee/Director for all
     30 investment companies in the Delaware  Investments(R)family,  plus $5,000 per day for attending  each Board Meeting held on behalf of all  investment
     companies  in  the  complex.   Members  of  the  Nominating  and  Corporate
     Governance  Committee,  Audit Committee,  and Investments Committee receive additional  compensation of $2,500 for each Committee meeting attended.  In addition,  the chairpersons of the Audit,  Investments,  and Nominating and
     Corporate Governance Committees each receive an annual retainer of $15,000.
     The Lead/Coordinating  Trustee/Director of the Delaware Investments(R)Funds
     receives an  additional  annual  retainer of $35,000.  These amounts do not include payments related to the termination of the Retirement Plan.

     Until  the  Retirement   Plan's   termination  as  described  below,   each
Independent  Trustee who, at the time of his or her  retirement  from the Board, having  attained  the  age of 70 and  served  on the  Board  for at  least  five continuous years, was entitled to receive payments from each investment  company in  the  Delaware  Investments(R)family  for  which  he or  she  had  served  as
Trustee/Director.  These  payments  were to be made  for a  period  equal to the lesser of the number of years that such person served as a  Trustee/Director  or the remainder of such person's life. The amount of such payments would have been equal,  on an  annual  basis,  to the  amount  of the  annual  retainer  paid to
Trustees/Directors  of each  investment  company  at the  time of such  person's retirement.

     The table below sets forth the  estimated  annual  retirement  benefit that would have been payable  under the  Retirement  Plan at  specified  compensation levels and years of service.  Trustees  credited  with years of service  through
December 31, 2006 are: Mr. Knerr (17 years),  Ms. Leven (17 years),  Mr. Madison
(13 years), Ms. Yeomans (8 years), and Mr. Fry (6 years). During the fiscal year ended December 31, 2006, two former Trustees of the Trust were receiving  yearly benefits  under the  Retirement  Plan:  Mr.  Walter P. Babich  ($70,000) and Mr.
Charles E. Peck ($50,000).

-------------------------------- -----------------------------------------------
                                               Years of Service
-------------------------------- ---------------------- ------------------------
Amount of Annual Retainer Paid
   in Last Year of Service             0-4 Years             5 Years or More
-------------------------------- ---------------------- ------------------------
          $50,000(1)                     $0                      $50,000
-------------------------------- ---------------------- ------------------------
          $70,000(2)                     $0                      $70,000
-------------------------------- ---------------------- ------------------------
          $80,000(3)                     $0                      $80,000
-------------------------------- ---------------------- ------------------------

(1)  Reflects final annual retainer for Charles E. Peck, a retired trustee.

(2)  Reflects final annual retainer for Walter P. Babich, a retired trustee.

(3)  Reflects  annual retainer at the time of termination of the Retirement Plan for Anthony D. Knerr,  Ann R. Leven,  Thomas F. Madison,  Janet L. Yeomans,
     and John A. Fry.

     The Board of Trustees/Directors of the Delaware  Investments(R)Funds  voted to terminate the Delaware  Investments(R)Retirement Plan for Trustees/Directors,
effective  November 30, 2006. As a result of the  termination  of the Retirement
Plan, no further  benefits will accrue to any current or future  directors and a one-time  payment of benefits  earned under the Retirement  Plan will be paid to eligible Trustees/Directors.  The amount of the payment made on January 31, 2007 represents the benefits to which the current  Trustee/Director is entitled under the terms of the Retirement  Plan.  The  calculation of such amount is based on:
(1) the annual retainer amount as of the date of termination ($80,000), (2) each
Trustee/Director's  years  of  service  as of the  date of  termination  (listed
above),   and  (3)  the   actuarially   determined   life   expectancy  of  each
Trustee/Director. The payments thus calculated are discounted to present value.

     The net present value of the benefits  accrued under the plan to which each
such   Independent   Trustee/Director   is   entitled   was   calculated   by  a
licensed/certified  actuary  and then  reviewed  and  approved  by the  Delaware
Investments(R)Funds'  Independent Directors who had no benefits vested under the
Plan.  The  amounts  being  paid  in  2007  are as  follows:  Anthony  D.  Knerr
($702,373),  Ann R. Leven  ($648,635),  Thomas F. Madison  ($696,407),  Janet L.
Yeomans ($300,978), and John A. Fry ($155,030).

     The Board has the following committees:

     Audit Committee: This committee monitors accounting and financial reporting policies and practices,  and internal  controls for the Trust.  It also oversees the  quality  and  objectivity  of the  Trust's  financial  statements  and  the independent audit thereof, and acts as a liaison between the Trust's independent registered  public  accounting firm and the full Board of Trustees.  The Trust's
Audit Committee consists of the following four Independent  Trustees:  Thomas F.
Madison,  Chairman;  Janet L. Yeomans, Thomas L. Bennett, and J. Richard Zecher.
The Audit Committee held seven meetings during the Trust's last fiscal year.

     Nominating and Corporate  Governance  Committee:  This committee recommends
Board  members,  fills  vacancies,  and  considers the  qualifications  of Board members.  The  committee  also  monitors  the  performance  of  counsel  for the
Independent  Trustees.   The  Nominating  Committee  will  consider  shareholder
recommendations for nomination to the Board only in the event there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their  recommendations in writing to the
Nominating and Corporate Governance Committee, c/o Delaware  Investments(R)Funds
at 2005 Market Street,  Philadelphia,  Pennsylvania  19103.  Shareholders should include  appropriate  information on the background  and  qualifications  of any persons  recommended  (e.g.,  a  resume),  as  well as the  candidate's  contact information  and a written  consent from the candidate to serve if nominated and elected. Shareholder recommendations will be kept on file for consideration when there is a vacancy on the Board.  The Committee  consists of the following  four
Independent  Trustees:  John A. Fry,  Chairman;  Anthony  D.  Knerr;  Lucinda S.
Landreth; and Ann Leven (ex-officio). The Nominating Committee held six meetings during the Trust's last fiscal year.

     Independent  Trustee  Committee:  This committee develops and recommends to the Board a set of corporate  governance  principles and oversees the evaluation of the Board, its committees,  and its activities. The Committee is comprised of all of the Trust's Independent Trustees.  The Independent Trustee Committee held four meetings during the Trust's last fiscal year.

     Investments  Committee:  The primary purposes of the Investments  Committee are to: (i) assist the Board at its request in its  oversight of the  investment advisory  services  provided  to  the  Funds  by  the  Manager  as  well  as any sub-advisers;  (ii) review all proposed advisory and sub-advisory agreements for new Funds or proposed  amendments to existing  agreements  and to recommend what action the full Board and the Independent  Directors/Trustees take regarding the approval of all such proposed  arrangements;  and (iii) review from time to time reports supplied by the Manager  regarding  investment  performance and expenses and suggest changes to such reports.  The Investments  Committee consists of the following four Independent  Trustees:  Thomas L. Bennett,  Chairman;  Lucinda S.
Landreth; Janet L. Yeomans; and J. Richard Zecher. The Investments Committee was
established on October 25, 2006. The  Investments  Committee held three meetings during the Trust's last fiscal year.

Code of Ethics

     The  Trust,   the  Manager,   the   Distributor,   and  Lincoln   Financial
Distributors,  Inc. (the Funds' financial intermediary  wholesaler) have adopted
Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940
Act, which govern personal securities  transactions.  Under the Codes of Ethics, persons  subject to the Codes are  permitted  to engage in  personal  securities transactions,  including  securities that may be purchased or held by the Funds, subject  to the  requirements  set  forth in Rule  17j-1  under the 1940 Act and certain other  procedures set forth in the applicable Code of Ethics.  The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting

     The Trust has  formally  delegated  to the Manager the  responsibility  for making all proxy voting  decisions in relation to portfolio  securities  held by the Funds.  If and when  proxies  need to be voted on behalf of the  Funds,  the
Manager  will vote  such  proxies  pursuant  to its Proxy  Voting  Policies  and
Procedures  (the  "Procedures").  The Manager  has  established  a Proxy  Voting
Committee (the  "Committee")  which is responsible  for overseeing the Manager's proxy  voting  process for the Funds.  One of the main  responsibilities  of the
Committee is to review and approve the  Procedures to ensure that the Procedures are  designed to allow the Manager to vote proxies in a manner  consistent  with the goal of voting in the best interests of the Funds.

     In order to facilitate  the actual process of voting  proxies,  the Manager has contracted with Institutional  Shareholder Services ("ISS") to analyze proxy statements on behalf of the Funds and vote proxies  generally in accordance with the Procedures.  The Committee is responsible for overseeing  ISS's proxy voting activities.  If a proxy has been voted for a Fund,  ISS will  create a record of the vote. Information,  if any, regarding how the Fund voted proxies relating to portfolio  securities  during the most recent  12-month  period ended June 30 is
available    without   charge:    (i)   through   the   Fund's   Web   site   at
www.delawareinvestments.com; and (ii) on the SEC's Web site at www.sec.gov.

     The Procedures contain a general guideline stating that  recommendations of company management on an issue  (particularly  routine issues) should be given a fair amount of weight in determining how proxy issues should be voted.  However, the Manager  will  normally  vote  against  management's  position  when it runs counter to its specific  Proxy Voting  Guidelines  (the  "Guidelines"),  and the
Manager will also vote against management's recommendation when it believes that such position is not in the best interests of the Funds.

     As stated above,  the  Procedures  also list specific  Guidelines on how to vote  proxies on behalf of the Funds.  Some  examples of the  Guidelines  are as follows: (i) generally vote for shareholder  proposals asking that a majority or more of directors  be  independent;  (ii)  generally  vote against  proposals to
require  a  supermajority   shareholder   vote;   (iii)  votes  on  mergers  and
acquisitions should be considered on a case-by-case  basis,  determining whether
the  transaction   enhances  shareholder  value;  (iv)  generally  vote  against proposals to create a new class of common stock with superior voting rights; (v)
generally vote  re-incorporation  proposals on a case-by-case  basis; (vi) votes with respect to management  compensation  plans are determined on a case-by-case basis;  and (vii)  generally  vote for  reports on the level of  greenhouse  gas emissions from a company's operations and products.

     Because the Trust has delegated  proxy voting to the Manager,  the Trust is not expected to encounter any conflict of interest issues regarding proxy voting and therefore  does not have  procedures  regarding  this matter.  However,  the
Manager does have a section in its Procedures  that addresses the possibility of conflicts of interest.  Most proxies that the Manager  receives on behalf of the
Funds are voted by ISS in accordance  with the  Procedures.  Because  almost all
Fund  proxies are voted by ISS  pursuant to the  pre-determined  Procedures,  it normally will not be necessary  for the Manager to make an actual  determination of how to vote a particular  proxy,  thereby  largely  eliminating  conflicts of interest for the Manager  during the proxy voting  process.  In the very limited instances  where the  Manager is  considering  voting a proxy  contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the
Manager.  If a member of the  Committee  has actual  knowledge  of a conflict of interest,  the Committee will normally use another independent third party to do
additional   research  on  the  particular  proxy  issue  in  order  to  make  a recommendation  to the Committee on how to vote the proxy in the best  interests of the Funds.  The  Committee  will then review the proxy voting  materials  and recommendation  provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee  believes is  consistent  with the Procedures and in the best interests of the Funds.

--------------------------------------------------------------------------------
                 INVESTMENT MANAGER AND OTHER SERVICE PROVIDERS
--------------------------------------------------------------------------------
Investment Manager

     The Manager,  located at 2005 Market Street,  Philadelphia,  PA 19103-7094,
furnishes   investment   management  services  to  the  Funds,  subject  to  the
supervision  and  direction of the Trust's  Board of Trustees.  The Manager also
provides   investment   management   services  to  all  of  the  other  Delaware
Investments(R)Funds.  Affiliates  of the Manager  also manage  other  investment accounts.  While investment  decisions for the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds.
The Manager pays the salaries of all Trustees,  officers,  and employees who are affiliated with both the Manager and the Trust.

     As of June  30,  2007,  the  Manager  and its  affiliates  within  Delaware
Investments(R)were managing in the aggregate in excess of $164 billion in assets
in  various  institutional  or  separately  managed,   investment  company,  and
insurance  accounts.  The  Manager is a series of Delaware  Management  Business
Trust, which is an indirect  subsidiary of Delaware  Management  Holdings,  Inc.
("DMH"). DMH is an indirect subsidiary,  and subject to the ultimate control, of
Lincoln  National  Corporation   ("Lincoln").   Lincoln,  with  headquarters  in
Philadelphia,  Pennsylvania,  is a diversified  organization  with operations in many  aspects  of the  financial  services  industry,  including  insurance  and investment management.  Delaware Investments(R)is the marketing name for DMH and its subsidiaries.  The Manager and its affiliates own the name "Delaware Group."
Under certain  circumstances,  including the termination of the Trust's advisory relationship  with  the  Manager  or  its  distribution  relationship  with  the
Distributor,  the Manager and its affiliates could cause the Trust to remove the words "Delaware Group" from its name.

     The Investment Management Agreement for Delaware Trend Fund is dated August
27,  1999,  as amended on December 22, 1999 to add  Delaware  American  Services
Fund,  and, as amended on June 26, 2001 to add  Delaware  Small Cap Growth Fund.
The amendments  adding  Delaware  American  Services Fund and Delaware Small Cap
Growth Fund were  approved by the initial  shareholder  on December 22, 1999 and
June 26, 2001, respectively.  The Investment Management Agreement had an initial term of two  years and may be  renewed  each  year so long as such  renewal  and continuance are specifically  approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Funds, and only if the terms of and the renewal thereof have been approved by the vote of a majority of the Independent Trustees of the Trust, who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such  approval.  The  Investment  Management  Agreement is  terminable without  penalty  on 60 days'  notice  by the  Trustees  of the  Trust or by the
Manager. The Investment Management Agreement will terminate automatically in the event of its assignment.

     As compensation for the services  rendered under the Investment  Management
Agreement,  the  Funds  shall pay the  Manager  an  annual  management  fee as a percentage of average daily net assets equal to:

----------------------------------- -------------------------------------------
Delaware American Services Fund     0.75% on the first $500 million;
                                    0.70% on the next $500 million;
Delaware Trend Fund                 0.65% on the next $1.5 billion;
                                    0.60% on assets in excess of $2.5 billion
----------------------------------- -------------------------------------------
Delaware Small Cap Growth Fund      1.00% on the first $250 million
                                    0.90% on the next $250 million
                                    0.75% on assets in excess if $500 million
----------------------------------- -------------------------------------------

     During the past three fiscal years, the Funds paid the following investment management fees, after fee waivers, as applicable:

------------------------------------ -------------------------------------------------------
 Investment Management Fees                         Fiscal Year Ended June 30
------------------------------------ -------------- -------------------- -------------------
                                         2007              2006                 2005
------------------------------------ -------------- -------------------- -------------------
Delaware American Services Fund          [$XX]      $2,586,059 earned    $1,085,713 earned
                                                    $2,586,059 paid      $1,065,091 paid
                                                    $0 waived            $20,622 waived
------------------------------------ -------------- -------------------- -------------------
                                         [$XX]      $326,400 earned      $376,131 earned
Delaware Small Cap Growth Fund                      $147,598 paid        $274,577 paid
                                                    $178,802 waived      $101,554 waived
------------------------------------ -------------- -------------------- -------------------
Delaware Trend Fund                      [$XX]      $9,156,732 paid      $10,460,559 paid
------------------------------------ -------------- -------------------- -------------------

     Except  for  those  expenses  borne by the  Manager  under  the  Investment
Management  Agrent and the Distributor  under the Distribution  Agreement,  each
Fund is  responsible  for all of its own expenses.  Among others,  such expenses include  the  Funds'  proportionate  share of certain  administrative  expenses;
investment  management  fees;  transfer and dividend  disbursing fees and costs;
accounting   services;   custodian   expenses;   federal  and  state  securities
registration  fees;  proxy costs;  and the costs of preparing  prospectuses  and reports sent to shareholders.

Distributor

     The  Distributor,  Delaware  Distributors,  L.P.,  located  at 2005  Market
Street, Philadelphia,  PA 19103-7094,  serves as the national distributor of the
Trust's shares under a Distribution Agreement dated May 15, 2003, as amended May
19, 2005.  The  Distributor  is an affiliate of the Manager and bears all of the costs of  promotion  and  distribution,  except for payments by the Fund Classes under  their  respective  Rule  12b-1  Plans.  The  Distributor  is an  indirect subsidiary of DMH, and, therefore, of Lincoln. The Distributor has agreed to use its  best  efforts  to  sell  shares  of the  Funds.  See the  Prospectuses  for information  on how to invest.  Shares of the Funds are offered on a  continuous basis by the  Distributor  and may be purchased  through  authorized  investment dealers or directly by contacting the Distributor or the Trust.  The Distributor also serves as national distributor for the other Delaware  Investments(R)Funds.
The Board of Trustees annually reviews fees paid to the Distributor.

     During the Funds' last three fiscal  years,  the  Distributor  received net commissions  from each Fund on behalf of its  respective  Class A Shares,  after reallowances to dealers, as follows:

------------------------------------- --------------------------------------------------------------------------------
                                                                   Fiscal Year Ended June 30, 2007
-------------------------------------- ---------------------------- ------------------------ --------------------------

                                             Total Amount of         Amounts Reallowed to        Net Commission to
                                         Underwriting Commission            Dealers                 Distributor

-------------------------------------- ---------------------------- ------------------------ --------------------------
Delaware American Services Fund                     [$XX]                    [$XX]                      [$XX]
-------------------------------------- ---------------------------- ------------------------ --------------------------
Delaware Small Cap Growth Fund                      [$XX]                    [$XX]                      [$XX]
-------------------------------------- ---------------------------- ------------------------ --------------------------
Delaware Trend Fund                                 [$XX]                    [$XX]                      [$XX]
-------------------------------------- ---------------------------- ------------------------ --------------------------

-------------------------------------- --------------------------------------------------------------------------------
                                                               Fiscal Year Ended June 30, 2006
-------------------------------------- --------------------------------------------------------------------------------
                                             Total Amount of         Amounts Reallowed to        Net Commission to
                                         Underwriting Commission            Dealers                 Distributor
-------------------------------------- ---------------------------- ------------------------ --------------------------
Delaware American Services Fund                $2,461,767               $2,075,645                   $386,122
-------------------------------------- ---------------------------- ------------------------ --------------------------
Delaware Small Cap Growth Fund                    $61,757                  $52,547                     $9,210
-------------------------------------- ---------------------------- ------------------------ --------------------------
Delaware Trend Fund                              $308,341                 $261,317                    $47,024
-------------------------------------- ---------------------------- ------------------------ --------------------------

-------------------------------------- --------------------------------------------------------------------------------
                                                               Fiscal Year Ended June 30, 2005
-------------------------------------- --------------------------------------------------------------------------------
                                             Total Amount of         Amounts Reallowed to        Net Commission to
                                         Underwriting Commission            Dealers                 Distributor
-------------------------------------- ---------------------------- ------------------------ --------------------------
Delaware American Services Fund                $2,118,115                $1,795,107                   $323,008
-------------------------------------- ---------------------------- ------------------------ --------------------------
Delaware Small Cap Growth Fund                    $91,337                   $78,318                    $13,019
-------------------------------------- ---------------------------- ------------------------ --------------------------
Delaware Trend Fund                              $473,549                  $402,366                    $71,183
-------------------------------------- ---------------------------- ------------------------ --------------------------

     During the Funds' last three fiscal years, the Distributor received, in the aggregate,  Limited  Contingent  Deferred  Sales Charge  ("CDSC")  payments with respect to Class A Shares of the Funds as follows:

--------------------------------------- -------------------------------------------------------------------------------
Limited CDSC Payments                                             Fiscal Year Ended June 30
--------------------------------------- -------------------------------------------------------------------------------
                                                  2007                       2006                       2005
--------------------------------------- -------------------------- -------------------------- -------------------------
Delaware American Services Fund                   [$XX]                     $5,249                      None
--------------------------------------- -------------------------- -------------------------- -------------------------
Delaware Small Cap Growth Fund                    [$XX]                      None                       None
--------------------------------------- -------------------------- -------------------------- -------------------------
Delaware Trend Fund                               [$XX]                      $134                       None
--------------------------------------- -------------------------- -------------------------- -------------------------

     During the Funds' last three fiscal years, the Distributor received, in the aggregate,  Limited CDSC payments with respect to Class B Shares of the Funds as follows:

--------------------------------------- -------------------------------------------------------------------------------
CDSC Payments                                                      Fiscal Year Ended June 30
--------------------------------------- -------------------------- -------------------------- -------------------------
                                                   2007                       2006                      2005
--------------------------------------- -------------------------- -------------------------- -------------------------
Delaware American Services Fund                    [$XX]                    $96,474                   $39,666
--------------------------------------- -------------------------- -------------------------- -------------------------
Delaware Small Cap Growth Fund                     [$XX]                    $21,671                    $9,124
--------------------------------------- -------------------------- -------------------------- -------------------------
Delaware Trend Fund                                [$XX]                   $207,665                  $407,009
--------------------------------------- -------------------------- -------------------------- -------------------------

     During the Funds' last three fiscal years, the Distributor received, in the aggregate,  Limited CDSC payments with respect to Class C Shares of the Funds as follows:

--------------------------------------- -------------------------------------------------------------------------------
CDSC Payments                                                     Fiscal Year Ended June 30
--------------------------------------- -------------------------------------------------------------------------------
                                                   2007                      2006                      2005
--------------------------------------- -------------------------- ------------------------- --------------------------
Delaware American Services Fund                    [$XX]                   $22,795                    $16,757
--------------------------------------- -------------------------- ------------------------- --------------------------
Delaware Small Cap Growth Fund                     [$XX]                      $672                     $1,129
--------------------------------------- -------------------------- ------------------------- --------------------------
Delaware Trend Fund                                [$XX]                    $5,033                    $29,475
--------------------------------------- -------------------------- ------------------------- --------------------------

     Lincoln Financial Distributors,  Inc. ("LFD"), an affiliate of the Manager, serves as the  Funds'  financial  intermediary  wholesaler  pursuant  to a Third
Amended  and  Restated  Financial   Intermediary   Distribution   Agreement  the
"Financial  Intermediary Agreement" with the Distributor effective as of January
1, 2007.  LFD is primarily  responsible  for  promoting  the sale of Fund shares through broker/dealers,  financial advisors, and other financial intermediaries.
The address of LFD is 2001  Market  Street,  Philadelphia,  PA  19103-7055.  The
Distributor  pays LFD for the actual expenses  incurred by LFD in performing its
duties  under  the  Financial   Intermediary  Agreement  as  determined  by  the
Distributor's  monthly  review of information  retrieved from Lincoln  Financial
Group's  applicable  expense  management  system.  Based  on  this  review,  the
Distributor may request that LFD provide additional  information  describing its expenses in detail reasonably acceptable to the Distributor. The fees associated with LFD's services to the Fund are borne exclusively by the Distributor and not by the Funds.

Transfer Agent

     Delaware Service Company,  Inc., an affiliate of the Manager, is located at
2005  Market  Street,  Philadelphia,   PA  19103-7094,   serves  as  the  Funds'
shareholder  servicing,  dividend  disbursing  and transfer agent (the "Transfer
Agent")  pursuant to  Shareholders  Services  Agreement dated April 19, 2001, as amended June 26, 2001. The Transfer  Agent is an indirect  subsidiary of DMH and therefore,  of Lincoln.  The Transfer Agent also acts as shareholder  servicing, dividend disbursing and transfer agent for other Delaware  Investments(R) Funds.
The  Transfer  Agent is paid a fee by the Funds  for  providing  these  services consisting  of an annual per account  charge of $27.00 for each open and $10 for each closed  account on its records and each  account  held on a  sub-accounting system maintained by firms that hold accounts on an omnibus basis.

     These  charges are assessed  monthly on a pro rata basis and  determined by using the number of  shareholder  and retirement  accounts  maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the Independent Trustees.

     Each Fund has authorized,  in addition to the Transfer  Agent,  one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other  intermediaries  to accept purchase and redemption orders on the behalf of each Fund.  For  purposes of pricing,  each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order.

Fund Accountants

     Delaware Service  Company,  Inc. also provides  accounting  services to the
Funds pursuant to a separate Fund Accounting  Agreement.  Those services include performing all functions related to calculating the Funds' NAV and providing all financial  reporting services,  regulatory  compliance testing and other related accounting services. For its services,  Delaware Service Company, Inc. is paid a fee based on total assets of all of the Delaware  Investments(R) Funds for which it provides such accounting  services.  Such fee is equal to 0.04% multiplied by the total amount of assets in the complex for which  Delaware  Service  Company,
Inc. furnishes  accounting  services.  The fees are charged to each Fund and the other Delaware Investments(R) Funds on an aggregate pro rata basis.

Custodian

     Mellon Bank,  N.A.  ("Mellon"),  One Mellon  Center,  Pittsburgh  PA 15258,
serves as the custodian of the Funds'  securities and cash. As custodian for the
Fund(s),  Mellon  maintains  a  separate  account  or  accounts  for each  Fund;
receives,  holds,  and releases  portfolio  securities  on account of each Fund;
receives and disburses  money on behalf of each Fund;  and collects and receives income and other payments and  distributions on account of each Fund's portfolio securities.

Legal Counsel

     Stradley Ronon Stevens & Young, LLP serves as the Trust's legal counsel.

--------------------------------------------------------------------------------
                               PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
MARSHALL T. BASSETT
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Registered Investment Companies         [XX]             [$XX]                   [ ]                          [$XX]
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Pooled
Investment Vehicles                     [XX]             [$XX]                   [ ]                          [$XX]
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Accounts                          [XX]             [$XX]                   [ ]                          [$XX]
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
STEVEN G. CATRICKS
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Registered Investment Companies         [XX]             [$XX]                   [ ]                          [$XX]
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Pooled
Investment Vehicles                     [XX]             [$XX]                   [ ]                          [$XX]
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Accounts                          [XX]             [$XX]                   [ ]                          [$XX]
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
LIU-ER CHEN(1)
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Registered Investment Companies          20          $5.3 billion                 0                            $0
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Pooled
Investment Vehicles                       1          $4.6 million                 0                            $0
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Accounts                           12          $1.1 billion                 1                      $110.9 million
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
BARRY S. GLADSTEIN
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Registered Investment Companies         [XX]             [$XX]                   [ ]                          [$XX]
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Pooled
Investment Vehicles                     [XX]             [$XX]                   [ ]                          [$XX]
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Accounts                          [XX]             [$XX]                   [ ]                          [$XX]
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
CHRISTOPHER M. HOLLAND
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Registered Investment Companies         [XX]             [$XX]                   [ ]                          [$XX]
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Pooled
Investment Vehicles                     [XX]             [$XX]                   [ ]                          [$XX]
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Accounts                          [XX]             [$XX]                   [ ]                          [$XX]
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
STEVEN T. LAMPE
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Registered Investment Companies         [XX]             [$XX]                   [ ]                          [$XX]
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Pooled
Investment Vehicles
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Accounts                          [XX]             [$XX]                   [ ]                          [$XX]
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
RUDY D. TORRIJOS III
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Registered Investment Companies         [XX]             [$XX]                   [ ]                          [$XX]
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Pooled
Investment Vehicles
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Accounts                          [XX]             [$XX]                   [ ]                          [$XX]
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
MICHAEL S. TUNG (1)
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Registered Investment Companies          18          $3.7 billion                 0                            $0
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Pooled
Investment Vehicles                       1          $4.6 million                 0                            $0
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Accounts                            9          $1.1 billion                 1                      $110.9 million
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
LORI P. WACHS
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Registered Investment Companies         [XX]             [$XX]                   [ ]                          [$XX]
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Pooled
Investment Vehicles                     [XX]             [$XX]                   [ ]                          [$XX]
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Accounts                          [XX]             [$XX]                   [ ]                          [$XX]
----------------------------------- -------------- ------------------ --------------------------- ------------------------------

(1)  On July 16, 2007, Messrs. Chen and Tung were added as portfolio managers of the Funds.  Information provided in the chart above relates to accounts for which they were responsible as of July 16, 2007.

Description of Material Conflicts of Interest

     Individual  portfolio managers may perform investment  management  services for other  funds or  accounts  similar  to those  provided  to the Funds and the investment  action for each such other fund or account and the Funds may differ.
For example,  an account or fund may be selling a security,  while a Fund may be purchasing or holding the same security. As a result,  transactions executed for one fund or account may adversely affect the value of securities held by another fund,  account,  or a Fund.  Additionally,  the  management of multiple funds or accounts  and the Funds may give rise to potential  conflicts of interest,  as a portfolio  manager must allocate  time and effort to multiple  funds or accounts and the Funds. A portfolio  manager may discover an investment  opportunity that may be suitable for more than one account or fund.  The  investment  opportunity may be limited,  however, so that all funds or accounts for which the investment would be  suitable  may not be able to  participate.  The  Manager  has  adopted procedures  designed to allocate  investments  fairly across  multiple funds and accounts.

     [___________]  of the accounts  managed by the  portfolio  managers  have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its  performance,  to the possible  detriment  of other  accounts for which the investment manager does not receive a performance-based fee.]

     A portfolio  manager's  management  of personal  accounts  also may present certain conflicts of interest. While the Manager's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
     Each portfolio's manager's compensation consists of the following:

     Base Salary - Each named  portfolio  manager  receives a fixed base salary.
Salaries are  determined  by a  comparison  to industry  data  prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     Bonus - Each named portfolio  manager is eligible to receive an annual cash bonus. The amount available in the bonus pool is based on the management  team's
assets  under  management  minus  any  expenses   associated  with  product  and
investment  management team. Certain portfolio managers may receive a guaranteed quarterly payment of a portion of this bonus. The distribution of the bonus pool to individual team member is determined within the discretion of Delaware.

     The bonus pool is determined by the revenues associated with the products a portfolio  manager manages.  Delaware keeps a percentage of the revenues and the remaining  percentage of revenues (minus appropriate direct expenses  associated with this product and the  investment  management  team) create the "bonus pool"
for a product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior  contributors  having the largest  share.
The pool is allotted  based on subjective  factors  (50%) and objective  factors
(50%).  The primary  objective  factors are the performance of the funds managed relative  to the  appropriate  Lipper  peer  groups and the  performance  of the institutional  composite  relative  to the  appropriate  index.  Performance  is measured  as the  result  of one's  standing  in the  Lipper  peer  groups  on a one-year,  three-year, and five-year basis. Three-year and five-year performance are weighted more heavily and there is no objective  award for a fund that falls below the 50th percentile for a given time period.  There is a sliding scale for performance achievements above the 50th percentile.

     Deferred  Compensation  - Each  named  portfolio  manager  is  eligible  to participate in the Lincoln National Corporation  Executive Deferred Compensation
Plan,  which is available  to all  employees  whose income  exceeds a designated threshold.  The Plan is a non-qualified unfunded deferred compensation plan that permits participating  employees to defer the receipt of a portion of their cash compensation.

     Stock Option Incentive  Plan/Equity  Compensation Plan - Portfolio managers may be awarded options to purchase common shares of Delaware  Investments  U.S.,
Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan
(non-statutory or "non-qualified" stock options). In addition,  certain managers may be awarded  restricted  stock units,  or  "performance  shares",  in Lincoln
National Corporation. Delaware Investments U.S., Inc., is an indirect subsidiary of Delaware Management  Holdings,  Inc. Delaware Management Holdings Inc., is in
turn an indirect, wholly-owned subsidiary of Lincoln National Corporation.

     The Delaware Investments(R) U.S., Inc. Stock Option Plan was established in
2001 in order to  provide  certain  Delaware  investment  personnel  with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after  issuance.  Options are awarded from time to time by the  investment  manager in its full  discretion.  Option  awards may be based in part on  seniority.  The fair  market  value of the shares is  normally determined  as of each June 30 and December 31.  Shares issued upon the exercise of such  options  must be held for six months and one day,  after which time the shareholder  may put them back to the issuer or the  shares  may be called  back from the shareholder.

     Portfolio managers who do not participate in the Delaware Investments U.S.,
Inc.  Stock  Option Plan are  eligible to  participate  in  Lincoln's  Long-Term
Incentive Plan,  which is designed to provide a long-term  incentive to officers of  Lincoln.  Under the plan,  a  specified  number of  performance  shares  are allocated  to each unit and are awarded to  participants  in the  discretion  of their managers in accordance with  recommended  targets related to the number of employees  in a unit that may  receive  an award and the  number of shares to be awarded.  The performance  shares have a three year vesting schedule and, at the end of the three years,  the actual  number of shares  distributed  to those who received  awards  may be equal to,  greater  than or less than the amount of the award based on Lincoln's  achievement of certain performance goals relative to a pre-determined peer group.

     Other  Compensation  - Portfolio  managers may also  participate in benefit plans and programs available generally to all employees.

Ownership of Securities

     As of June  30,  2007,  the  portfolio  managers  of the  Funds  owned  the following amounts of Fund shares:

--------------------------------- -------------------------------------------- --------------------------------
Portfolio Manager                 Fund                                           Dollar Range of Fund Shares
                                                                                          Owned(1)
--------------------------------- -------------------------------------------- --------------------------------
Marshall T. Bassett               Delaware American Services Fund                     $10,001 - $50,000
--------------------------------- -------------------------------------------- --------------------------------
                                  Delaware Small Cap Growth Fund                            None
--------------------------------- -------------------------------------------- --------------------------------
                                  Delaware Trend Fund                                       None
--------------------------------- -------------------------------------------- --------------------------------
Steven G. Catricks                Delaware American Services Fund                           None
--------------------------------- -------------------------------------------- --------------------------------
                                  Delaware Small Cap Growth Fund                            None
--------------------------------- -------------------------------------------- --------------------------------
                                  Delaware Trend Fund                                       None
--------------------------------- -------------------------------------------- --------------------------------
Liu-Er Chen(2)                    Delaware American Services Fund                           None
                                  -------------------------------------------- --------------------------------
                                  Delaware Small Cap Growth Fund                            None
                                  -------------------------------------------- --------------------------------
                                  Delaware Trend Fund                                       None
--------------------------------- -------------------------------------------- --------------------------------
Barry S. Gladstein                Delaware American Services Fund                           None
--------------------------------- -------------------------------------------- --------------------------------
                                  Delaware Small Cap Growth Fund                        $1 - $10,000
--------------------------------- -------------------------------------------- --------------------------------
                                  Delaware Trend Fund                                       None
--------------------------------- -------------------------------------------- --------------------------------
Christopher M. Holland            Delaware American Services Fund                       $1 - $10,000
--------------------------------- -------------------------------------------- --------------------------------
                                  Delaware Small Cap Growth Fund                            None
--------------------------------- -------------------------------------------- --------------------------------
                                  Delaware Trend Fund                                       None
--------------------------------- -------------------------------------------- --------------------------------
Steven T. Lampe                   Delaware American Services Fund                       $1 - $10,000
--------------------------------- -------------------------------------------- --------------------------------
                                  Delaware Small Cap Growth Fund                            None
--------------------------------- -------------------------------------------- --------------------------------
                                  Delaware Trend Fund                                   $1 - $10,000
--------------------------------- -------------------------------------------- --------------------------------
Rudy D. Torrijos                  Delaware American Services Fund                           None
--------------------------------- -------------------------------------------- --------------------------------
                                  Delaware Small Cap Growth Fund                            None
--------------------------------- -------------------------------------------- --------------------------------
                                  Delaware Trend Fund                                       None
--------------------------------- -------------------------------------------- --------------------------------
Michael S. Tung(2)                Delaware American Services Fund                           None
                                  -------------------------------------------- --------------------------------
                                  Delaware Small Cap Growth Fund                            None
                                  -------------------------------------------- --------------------------------
                                  Delaware Trend Fund                                       None
--------------------------------- -------------------------------------------- --------------------------------
Lori P. Wachs                     Delaware American Services Fund                     $10,001 - $50,000
--------------------------------- -------------------------------------------- --------------------------------
                                  Delaware Small Cap Growth Fund                            None
--------------------------------- -------------------------------------------- --------------------------------
                                  Delaware Trend Fund                                   $1 - $10,000
---------------------------------------------------------------------------------------------------------------

(1)  Includes Fund shares  beneficially owned by portfolio manager and immediate family members sharing the same household.
(2)  On July16,  2007, Mssrs. Chen and Tung were added as portfolio  managers of the Funds.  Information  provided in the chart relates to their holdings as of July 16, 2007.

--------------------------------------------------------------------------------
                         TRADING PRACTICES AND BROKERAGE
--------------------------------------------------------------------------------
     The Manager selects broker/dealers to execute transactions on behalf of the
Funds  for the  purchase  or sale of  portfolio  securities  on the basis of its judgment of their  professional  capability to provide the service.  The primary consideration in selecting  broker/dealers is to seek those  broker/dealers  who will  provide  best  execution  for the  Funds.  Best  execution  refers to many factors,  including  the price paid or received for a security,  the  commission charged,  the promptness and reliability of execution,  the  confidentiality and placement  accorded the order,  and other factors  affecting the overall benefit obtained by the account on the transaction.  Some trades are made on a net basis where the Funds either buy  securities  directly from the dealer or sell them to the dealer. In these instances,  there is no direct commission charged but there is a  spread  (the  difference  between  the buy and  sell  price)  which is the equivalent of a commission.  When a commission is paid, the Funds pay reasonable brokerage  commission  rates  based  upon  the  professional  knowledge  of  the
Manager's  trading   department  as  to  rates  paid  and  charged  for  similar transactions  throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

     During  the past  three  fiscal  years,  the  aggregate  dollar  amounts of brokerage commissions paid by the Funds were as follows:

-------------------------------------- ------------------------------------------------------------
                                                        Fiscal Year Ended June 30
-------------------------------------- ------------------- ------------------- --------------------
                                            2007                2006                 2005
-------------------------------------- ------------------- ------------------- --------------------
Delaware American Services Fund             [XX]              $769,911             $765,276
-------------------------------------- ------------------- ------------------- --------------------
Delaware Small Cap Growth Fund              [XX]               $92,287             $126,670
-------------------------------------- ------------------- ------------------- --------------------
Delaware Trend Fund                         [XX]            $3,206,379           $2,998,013
-------------------------------------- ------------------- ------------------- --------------------

     The Manager may allocate out of all commission business generated by all of
the  funds  and   accounts   under  its   management,   brokerage   business  to
broker/dealers  who provide  brokerage,  and research  services.  These services include providing advice,  either directly or through  publications or writings, as to the value of securities,  the advisability of investing in,  purchasing or selling securities,  and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries;  providing information on economic factors and trends;  assisting in determining portfolio strategy; providing computer software and hardware used in  security  analyses;  and  providing  portfolio  performance  evaluation  and technical market  analyses.  Such services are used by the Manager in connection with its investment  decision-making  process with respect to one or more mutual funds  and  separate  accounts  managed  by it,  and  may not be  used,  or used exclusively,  with respect to the mutual fund or separate account generating the brokerage.

     As provided  in the  Securities  Exchange  Act of 1934,  as amended  ("1934
Act"), and the Funds' Investment  Management  Agreement,  higher commissions are permitted  to be paid to  broker/dealers  who  provide  brokerage  and  research services than to broker/dealers who do not provide such services, if such higher commissions are deemed  reasonable in relation to the value of the brokerage and research services provided. Although transactions directed to broker/dealers who provide  such  brokerage  and  research  services may result in the Funds paying higher  commissions,  the Manager  believes  that the  commissions  paid to such broker/dealers  are not, in general,  higher than commissions that would be paid to  broker/dealers  not providing  such services and that such  commissions  are reasonable  in  relation to the value of the  brokerage  and  research  services provided.  In some  instances,  services  may be provided  to the Manager  which constitute, in some part brokerage, and research services used by the Manager in connection with its investment  decision-making process and constitute,  in some part,  services used by the Manager in connection with  administrative  or other functions not related to its investment  decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and  will pay out of its own  resources  for  services  used by the  Manager  in connection with  administrative or other functions not related to its investment decision-making  process.  In  addition,  so long  as no fund is  disadvantaged, portfolio  transactions  that  generate  commissions  or  their  equivalent  are allocated to broker/dealers who provide daily portfolio pricing services to each
Fund and to  other  Delaware  Investments(R)Funds.  Subject  to best  execution, commissions  allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

     During the fiscal year ended June 30, 2007,  portfolio  transactions of the
Funds,  in the amount listed below,  resulting in brokerage  commissions  in the amount  listed  below,  were  directed to brokers  for  brokerage  and  research services provided:

--------------------------------------- ---------------------------------- ----------------------------------
                                         Portfolio Transactions Amounts          Brokerage Commissions
--------------------------------------- ---------------------------------- ----------------------------------
Delaware American Services Fund                          [$XX]                              [$XX]
--------------------------------------- ---------------------------------- ----------------------------------
Delaware Small Cap Growth Fund                           [$XX]                              [$XX]
--------------------------------------- ---------------------------------- ----------------------------------
Delaware Trend Fund                                      [$XX]                              [$XX]
--------------------------------------- ---------------------------------- ----------------------------------

     As of June 30, 2007, the Funds held the following  amounts of securities of their  regular  broker/dealers,  as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers' parents:

---------------------------------------- ----------------------- -------------------------
                                         Regular Broker/Dealer            Value
---------------------------------------- ----------------------- -------------------------
Delaware American Services Fund                  [XX]                    [$XX]
                                                 [XX]                    [$XX]
                                                 [XX]                    [$XX]
---------------------------------------- ----------------------- -------------------------
Delaware Small Cap Growth Fund                   [XX]                    [$XX]
---------------------------------------- ----------------------- -------------------------
Delaware Trend Fund                              [XX]                    [$XX]
---------------------------------------- ----------------------- -------------------------

     The  Manager may place a combined  order for two or more  accounts or funds engaged in the purchase or sale of the same security if, in its judgment,  joint execution is in the best  interest of each  participant  and will result in best execution.  Transactions  involving  commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different  prices,  each account  participating in the order may be allocated an average price obtained from the executing  broker.  It is  believed  that  the  ability  of  the  accounts  to  participate  in  volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain,  it is the opinion of the Manager and the Trust's Board of Trustees that the  advantages  of combined  orders  outweigh  the  possible  disadvantages  of separate transactions.

     Consistent with the Financial Industry Regulatory Authority ("FINRA"),  and
subject  to  seeking  best   execution,   the  Manager  may  place  orders  with
broker/dealers  that  have  agreed  to  defray  certain  Fund  expenses  such as custodian fees.

     The  Trust has the  authority  to  participate  in a  commission  recapture program.  Under the program and subject to seeking best  execution (as described in the first paragraph in this section),  the Funds may direct certain  security trades to brokers who have  agreed to rebate a portion of the related  brokerage commission to the Funds in cash. Any such commission rebates will be included as a realized  gain on securities in the  appropriate  financial  statements of the
Funds.  The Manager and its affiliates have previously and may in the future act as an investment  manager to mutual funds or separate  accounts  affiliated with the administrator of the commission  recapture program. In addition,  affiliates of the administrator act as consultants in helping  institutional clients choose investment  managers and may also  participate  in other types of businesses and provide other services in the investment management industry.

--------------------------------------------------------------------------------
                                CAPITAL STRUCTURE
--------------------------------------------------------------------------------

Capitalization

     The Trust  currently  has  authorized,  and allocated to each Class of each
Fund,  an unlimited  number of shares of  beneficial  interest with no par value allocated to each Class of each Fund.  All shares are, when issued in accordance with  the  Trust's  registration  statement  (as  amended  from  time to  time), governing instruments and applicable law, fully paid and non-assessable.  Shares do not have  preemptive  rights.  All shares of a Fund  represent  an  undivided proportionate  interest in the assets of such Fund.  Shares of the Institutional
Class may not vote on any matter  that  affects the Fund  Classes'  Distribution
Plans under Rule 12b-1.  Similarly,  as a general  matter,  shareholders of Fund
Classes may vote only on matters affecting their respective Class, including the
Fund  Classes'  Rule 12b-1  Plans that  relate to the Class of shares  that they hold.  However,  Class B Shares may vote on any proposal to increase  materially the fees to be paid by a Fund under the Rule 12b-1 Plan  relating to its Class A
Shares. Except for the foregoing, each share Class has the same voting and other rights and  preferences  as the other Classes of the Fund.  General  expenses of each Fund will be  allocated  on a pro-rata  basis to the classes  according  to asset size,  except that  expenses of the Fund Classes' Rule 12b-1 Plans will be allocated solely to those classes.

     Beginning as of June 2, 2003,  Delaware  Small Cap Growth Fund and Delaware
Trend Fund began offering Class R Shares.  Beginning  October 3, 2005,  Delaware
American Services Fund began offering Class R Shares.

     Prior to  September  6,  1994,  Trend  Fund A Class was known as Trend Fund class and Trend Fund Institutional Class was known as Trend Fund (Institutional)
Class. Effective August 16, 1999, the name of Trend Fund was changed to Delaware
Trend Fund. Also effective on that date,  corresponding changes were made to the names of the Fund's Classes.

     Effective  as of August 29,  1997,  the name of Delaware  Group Trend Fund,
Inc. was changed to Delaware  Group Equity Funds III, Inc. and effective  August
27,  1999,  the name of Delaware  Group  Equity  Funds III,  Inc. was changed to
Delaware Group Equity Funds III.

Noncumulative Voting
     The Trust's shares have noncumulative  voting rights,  which means that the holders of more than 50% of the shares of the Trust  voting for the  election of
Trustees  can elect all of the  Trustees  if they  choose to do so, and, in such event,  the  holders  of the  remaining  shares  will not be able to  elect  any
Trustees.

--------------------------------------------------------------------------------
                                PURCHASING SHARES
--------------------------------------------------------------------------------
     As of  May  31,  2007,  the  Funds  ceased  to  permit  new  or  subsequent investments,  including  investments  through automatic  investment plans and by qualified  retirement plans (such as 401(k) plans,  403(b) plans, or 457 plans), will be  allowed  in  Class B  shares  in any of the  Funds,  except  through  a reinvestment  of dividends or capital  gains or  permitted  exchanges.  Existing shareholders  of Class B shares  may  continue  to hold  their  Class B  shares, reinvest dividends into Class B shares, and exchange their Class B shares of one
Delaware  Investments  Fund for Class B shares of another  Delaware  Investments
Fund,  as  permitted  by  existing  exchange  privileges.  For  Class  B  shares outstanding as of May 31, 2007 and Class B shares acquired upon  reinvestment of dividends or capital  gains,  all Class B share  attributes,  including the CDSC schedules,  conversion to Class A schedule, and distribution and service (12b-1)
fees,  will continue in their current form.  You will be notified via Supplement if there are any changes to these attributes,  sales charges, or fees. As of May
31, 2007, the 12-month reinvestment  privilege described in the Section entitled
"Purchasing  Shares - 12-Month  Reinvestment  Privilege" will no longer apply to
Class B shares.

General Information

     Shares of the Funds are offered on a  continuous  basis by the  Distributor and may be  purchased  through  authorized  investment  dealers or  directly  by contacting the Distributor or the Trust. The Trust reserves the right to suspend sales of Fund shares, and reject any order for the purchase of Fund shares if in the opinion of management  such  rejection is in the Fund's best  interest.  The minimum  initial  investment  generally  is $1,000  for Class A Shares,  Class B
Shares and Class C Shares.  Subsequent  purchases of such Classes generally must be at least $100.  The initial and  subsequent  investment  minimums for Class A
Shares will be waived for  purchases by officers,  Trustees and employees of any
Delaware  Investments(R)Fund,  the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform  Gifts to Minors Act or Uniform  Transfers to Minors Act
and shares purchased in connection with an Automatic  Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent  purchase of $25.
There are no minimum  purchase  requirements  for Class R and the  Institutional
Classes, but certain eligibility requirements must be satisfied.

     For Class C Shares,  each  purchase  must be in an amount that is less than
$1,000,000.  See  "Investment  Plans" for  purchase  limitations  applicable  to retirement  plans.  The  Trust  will  reject  any  purchase  order for more than
$1,000,000 or more of Class C Shares.  An investor may exceed these  limitations by making  cumulative  purchases over a period of time. In doing so, an investor should keep in mind,  however,  that reduced  front-end  sales  charges apply to investments  of $50,000  or more in Class A Shares,  and that Class A Shares are subject to lower annual Rule 12b-1 Plan expenses than Class B Shares and Class C
Shares and generally are not subject to a CDSC.

     Selling dealers are  responsible for  transmitting  orders  promptly.  If a purchase is canceled because your check is returned unpaid,  you are responsible for any loss  incurred.  Each Fund can redeem  shares  from your  account(s)  to reimburse  itself for any loss,  and you may be  restricted  from making  future purchases in any Delaware  Investments(R)Fund.  Each Fund  reserves the right to reject purchase  orders paid by third-party  checks or checks that are not drawn on a domestic branch of a United States financial institution.  If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

     Each Fund also reserves the right, following shareholder  notification,  to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account  balance for a period of three or more  consecutive  months.  Holders of such  accounts  may be  notified of their insufficient  account  balance and  advised  that they have until the end of the current  calendar  quarter to raise their balance to the stated minimum.  If the account has not reached the minimum balance  requirement by that time, the Funds may charge a $9 fee for that quarter and each subsequent  calendar quarter until the  account is brought  up to the  minimum  balance.  The  service  fee will be deducted from the account during the first week of each calendar quarter for the previous  quarter,  and  will be used to help  defray  the  cost of  maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

     Each Fund  also  reserves  the  right,  upon 60 days'  written  notice,  to involuntarily  redeem  accounts that remain under the minimum  initial  purchase amount as a result of  redemptions.  An  investor  making  the  minimum  initial investment may be subject to involuntary  redemption without the imposition of a
CDSC or Limited CDSC if he or she redeems any portion of his or her account.

     FINRA has adopted  amendments to its Conduct Rules,  relating to investment company  sales  charges.  The Trust and the  Distributor  intend to  operate  in compliance with these rules.

     Certificates  representing  shares  purchased  are not  ordinarily  issued.
Certificates were previously  issued for Class A Shares and Institutional  Class
Shares  of  the  Funds.  However,   purchases  not  involving  the  issuance  of
certificates  are  confirmed to the  investor and credited to the  shareholder's account on the books  maintained by the Transfer  Agent.  The investor will have the same rights of ownership with respect to such shares as if certificates  had been issued.  An investor will be permitted to obtain a  certificate  in certain limited  circumstances that are approved by an appropriate officer of the Funds.
No charge is assessed by the Trust for any certificate  issued. The Funds do not intend to issue replacement certificates for lost or stolen certificates, except in certain limited  circumstances that are approved by an appropriate officer of the Funds.  In those  circumstances,  a  shareholder  may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of  obtaining a bond  covering the lost or stolen  certificate.  Please contact  the Trust for  further  information.  Investors  who hold  certificates representing  any of their  shares  may only  redeem  those  shares  by  written request. The investor's certificate(s) must accompany such request.

     Accounts  of certain  omnibus  accounts  and  managed  or  asset-allocation programs may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

     Alternative Purchase Arrangements - Class A, Class B and Class C Shares

     The alternative  purchase  arrangements of Class A Shares,  Class B Shares, and Class C Shares permit  investors to choose the method of  purchasing  shares that is most  suitable for their needs given the amount of their  purchase,  the
length  of  time  they   expect  to  hold  their   shares  and  other   relevant
circumstances.  Please note that as of May 31, 2007, each of the Funds ceased to permit new or subsequent  investments,  including through  automatic  investment plans and by qualified  retirement plans (such as 401(k) plans, 403(b) plans, or
497 plans), in Class B Shares in any of the Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Investors should determine whether,  given  their  particular  circumstances,  it is more  advantageous  to purchase Class A Shares and incur a front-end sales charge and annual Rule 12b-1
Plan  expenses  of up to a maximum of 0.30% of the  average  daily net assets of
Class A Shares of a Fund,  or to purchase  either  Class B or Class C Shares and have the entire initial  purchase  amount invested in a Fund with the investment thereafter subject to a CDSC and annual Rule 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are  redeemed  within six years of purchase, and Class C Shares are  subject to a CDSC if the shares are  redeemed  within 12 months of  purchase.  Class B and Class C Shares are each subject to annual Rule
12b-1 Plan expenses of up to a maximum of 1.00% (0.25% of which are service fees to be paid to the Distributor,  dealers or others for providing personal service and/or  maintaining  shareholder  accounts)  of average  daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter,  be subject to Class A Shares' annual Rule 12b-1 Plan expenses. Unlike Class B Shares, Class
C Shares do not convert to another Class.

     The higher  Rule 12b-1 Plan  expenses  on Class B Shares and Class C Shares will be  offset to the  extent a return  is  realized  on the  additional  money initially  invested upon the purchase of such shares.  However,  there can be no assurance  as to the return,  if any,  that will be realized on such  additional money.  In addition,  the effect of any return earned on such  additional  money will diminish over time.

     Class R Shares  have no  front-end  sales  charge and are not  subject to a
CDSC, but incur annual Rule 12b-1 expenses of up to a maximum of 0.60%.  Class A
Shares  generally are not available for purchase by anyone qualified to purchase
Class R Shares.

     In comparing  Class C Shares to Class R Shares,  investors  should consider the higher  Rule 12b-1 Plan  expenses on Class C Shares.  Investors  also should consider the fact that,  like Class B Shares and Class C Shares,  Class R Shares do not have a  front-end  sales  charge and,  unlike  Class B Shares and Class C
Shares, Class R Shares are not subject to a CDSC.

     For the  distribution  and related  services  provided to, and the expenses borne on behalf of, the Funds,  the  Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and Rule
12b-1  Plan  fees,  in the case of Class B Shares  and Class C Shares,  from the proceeds of the Rule 12b-1 Plan fees and, if applicable,  the CDSC incurred upon redemption,  and in the case of Class R Shares,  from the  proceeds  of the Rule
12b-1 Plan fees.  Financial  advisors  may receive  different  compensation  for selling  Class A  Shares,  Class B  Shares,  Class C Shares  and Class R Shares.
Investors should understand that the purpose and function of the respective Rule
12b-1 Plans  (including for Class R Shares) and the CDSCs  applicable to Class B
Shares  and Class C Shares  are the same as those of the Rule 12b-1 Plan and the front-end  sales  charge  applicable  to Class A Shares  in that  such  fees and charges are used to finance the  distribution  of the  respective  Classes.  See
"Plans Under Rule 12b-1 for the Fund Classes" below.

     Dividends, if any, paid on a Fund's Class A Shares, Class B Shares, Class C
Shares,  and Class R Shares will be calculated  in the same manner,  at the same time  and on the  same  day and  will be in the  same  amount,  except  that the additional amount of Rule 12b-1 Plan expenses relating to Class B Shares,  Class
C Shares,  and Class R Shares  will be borne  exclusively  by such  shares.  See
"Determining Offering Price and Net Asset Value."

Class A Shares

     Purchases of $50,000 or more of Class A Shares at the offering  price carry reduced  front-end  sales  charges  as shown in the  table in the Fund  Classes'
Prospectuses, and may include a series of purchases over a 13-month period under a Letter of Intent signed by the  purchaser.  See "Special  Purchase  Features -
Class A Shares," below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

     From  time  to  time,  upon  written  notice  to all of  its  dealers,  the
Distributor may hold special  promotions for specified  periods during which the
Distributor  may reallow to dealers up to the full amount of the front-end sales charge.  The  Distributor  should be contacted for further  information on these requirements,  as well as the basis and circumstances  upon which the additional commission will be paid.  Participating dealers may be deemed to have additional responsibilities  under the securities laws.  Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission

     As described in the Funds Classes'  Prospectuses,  for initial purchases of
Class A Shares of $1,000,000 or more, a dealer's  commission  may be paid by the
Distributor to financial advisors through whom such purchases are effected.

     In  determining  a  financial   advisor's   eligibility  for  the  dealer's
commission, purchases of Class A Shares of other Delaware Investments(R)Funds as to which a Limited  CDSC  applies  (see  "Contingent  Deferred  Sales Charge for
Certain  Redemptions  of Class A Shares  Purchased  at Net  Asset  Value"  under
"Redemption and Exchange") may be aggregated with those of the Class A Shares of a Fund.  Financial  advisors  also may be eligible for a dealer's  commission in connection  with certain  purchases made under a Letter of Intent or pursuant to an investor's  Right of  Accumulation.  Financial  advisors  should  contact the
Distributor  concerning  the  applicability  and  calculation  of  the  dealer's commission in the case of combined purchases.

     An exchange from other  Delaware  Investments(R)Funds  will not qualify for payment of the  dealer's  commission,  unless a dealer's  commission  or similar payment has not been previously paid on the assets being exchanged. The schedule and  program  for payment of the  dealer's  commission  are subject to change or termination at any time by the Distributor at its discretion.

Deferred Sales Charge Alternative - Class B Shares

     Class B Shares would have been  purchased at NAV without a front-end  sales charge and, as a result, the full amount of the investor's  purchase payment was invested in Fund shares. The Distributor  previously had compensated  dealers or brokers for selling  Class B Shares at the time of purchase  from its own assets in an amount  equal to no more than 5.00% of the  dollar  amount  purchased.  As discussed below,  however,  Class B Shares are subject to annual Rule 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

     Proceeds  from the CDSC and the annual Rule 12b-1 Plan fees are paid to the
Distributor  and others for providing  distribution  and related  services,  and bearing related expenses,  in connection with the sale of Class B Shares.  These payments support the compensation paid to dealers or brokers for selling Class B
Shares. Payments to the Distributor and others under the Class B Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually. The combination of the
CDSC and the proceeds of the Rule 12b-1 Plan fees make it possible for a Fund to sell Class B Shares  without  deducting a front-end  sales charge at the time of purchase.

     Holders of Class B Shares who exercise the exchange privilege will continue to be subject to the CDSC schedule for Class B Shares  described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares  acquired as a result of the exchange.  See  "Redemption  and
Exchange" below.

Automatic Conversion of Class B Shares

     Class  B  Shares,  other  than  shares  acquired  through  reinvestment  of dividends,  held for eight years  after  purchase  are  eligible  for  automatic conversion  into  Class A Shares.  Conversions  of Class B Shares  into  Class A
Shares will occur only four times in any calendar  year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date").
A business day is any day that the NYSE is open for business  ("Business  Day").
If the  eighth  anniversary  after a  purchase  of  Class B  Shares  falls  on a
Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth  anniversary  occurs between  Conversion Dates, an investor's Class B
Shares will be converted  on the next  Conversion  Date after such  anniversary.
Consequently,  if a shareholder's  eighth  anniversary  falls on the day after a
Conversion  Date, that  shareholder will have to hold Class B Shares for as long as three additional  months after the eighth  anniversary of purchase before the shares will automatically convert to Class A Shares.

     Class B Shares of a Fund acquired  through a reinvestment of dividends will convert  to the  corresponding  Class A Shares of that Fund (or,  in the case of
Delaware Cash Reserve Fund, the Consultant  Class)  pro-rata with Class B Shares of that Fund not acquired through dividend reinvestment.

     All such automatic  conversions of Class B Shares will constitute  tax-free exchanges for federal income tax purposes.

Level Sales Charge Alternative - Class C Shares

     Class C Shares may be  purchased  at NAV without a front-end  sales  charge and, as a result,  the full amount of the  investor's  purchase  payment will be invested  in Fund  shares.  The  Distributor  currently  compensates  dealers or brokers for selling  Class C Shares at the time of purchase  from its own assets in an  amount  equal  to no more  than 1% of the  dollar  amount  purchased.  As discussed  below,  Class C Shares are subject to annual Rule 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

     Proceeds  from the CDSC and the annual Rule 12b-1 Plan fees are paid to the
Distributor  and others for providing  distribution  and related  services,  and bearing related expenses,  in connection with the sale of Class C Shares.  These payments support the compensation paid to dealers or brokers for selling Class C
Shares. Payments to the Distributor and others under the Class C Rule 12b-1 Plan may be in an amount equal to no more than 1% annually.

     Holders of Class C Shares who  exercise the  exchange  privilege  described below will  continue  to be subject to the CDSC  schedule  for Class C Shares as described in this Part B. See "Redemption and Exchange" below.

Plans Under Rule 12b-1 for the Fund Classes

     Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a plan for each of the Fund Classes (the  "Plans").  Each Plan permits the relevant Fund to pay for certain distribution,  promotional, and related expenses involved in the marketing  of only the class of shares to which the Plan  applies.  The Plans do not apply to the Institutional  Class of shares. Such shares are not included in calculating  the  Plans'  fees,  and the  Plans  are not used to  assist  in the distribution and marketing of the Institutional Classes' Shares. Shareholders of
Institutional Class may not vote on matters affecting the Plans.

     The Plans permit a Fund, pursuant to its Distribution Agreement, to pay out of the  assets  of the Fund  Classes  monthly  fees to the  Distributor  for its services  and expenses in  distributing  and  promoting  sales of shares of such classes. These expenses include, among other things,  preparing and distributing advertisements,  sales  literature,  and prospectuses and reports used for sales purposes, compensating sales and marketing personnel; holding special promotions for specified  periods of time; and paying  distribution and maintenance fees to brokers,  dealers and others.  In connection with the promotion of shares of the
Fund Classes,  the  Distributor  may, from time to time,  pay to  participate in dealer-sponsored  seminars and conferences,  and reimburse  dealers for expenses incurred in connection with pre-approved seminars, conferences, and advertising.
The Distributor may pay or allow additional promotional incentives to dealers as part of pre-approved sales contests and/or to dealers who provide extra training and  information  concerning  the Fund  Classes and  increase  sales of the Fund
Classes. In addition,  each Fund may make payments from the Rule 12b-1 Plan fees of its respective Fund Classes directly to others, such as banks, who aid in the distribution  of Fund Class  shares or provide  services  in respect of a Class, pursuant to service  agreements  with the Trust.  The Plan expenses  relating to
Class B Shares  and  Class C Shares  are also  used to pay the  Distributor  for advancing  the  commission  costs to dealers with respect to the initial sale of such shares.

     The  Plans  do  not  limit  fees  to  amounts  actually   expended  by  the
Distributor.  It is therefore possible that the Distributor may realize a profit in any particular  year.  However,  the Distributor  currently  expects that its distribution  expenses  will  likely  equal or exceed  payments  to it under the
Plans. The Distributor  may,  however,  incur such additional  expenses and make
additional   payments  to  dealers  from  its  own   resources  to  promote  the
distribution  of  shares  of the Fund  Classes.  The  monthly  fees  paid to the
Distributor  under the Plans are  subject  to the  review  and  approval  of the
Trust's Independent Trustees,  who may reduce the fees or terminate the Plans at any time.

     All of the  distribution  expenses  incurred by the Distributor and others, such as  broker/dealers,  in  excess  of the  amount  paid on behalf of the Fund
Classes would be borne by such persons without any reimbursement  from such Fund
Classes.  Subject to seeking best execution,  a Fund may, from time to time, buy or sell portfolio  securities from or to firms which receive  payments under the
Plans.

     From time to time, the Distributor may pay additional  amounts from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

     The  Plans  and the  Distribution  Agreements,  as  amended,  have all been approved  by the Board of the Trust,  including  a majority  of the  Independent
Trustees who have no direct or indirect  financial interest in the Plans and the
Distribution  Agreements,  by a vote cast in person at a meeting duly called for the  purpose  of voting on the Plans and such  Agreements.  Continuation  of the
Plans and the Distribution Agreements,  as amended, must be approved annually by the Board in the same manner as specified above.

     Each year, the Board of Trustees must determine whether continuation of the
Plans is in the best interest of shareholders of the Fund Classes and that there is a reasonable  likelihood of each Plan  providing a benefit to its  respective
Fund  Class.  The Plans  and the  Distribution  Agreement,  as  amended,  may be terminated  with  respect  to a Fund  Class at any  time  without  penalty  by a majority  of  Independent  Trustees  who have no  direct or  indirect  financial interest in the Plans and the Distribution  Agreement,  or by a majority vote of the relevant Fund Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Fund Class' outstanding voting securities, as well as by a majority  vote of  Independent  Trustees  who have no direct or indirect financial interest in the Plans or Distribution  Agreement.  With respect to the
Funds' Class A Shares  Plans,  any material  increase in the maximum  percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the Fund's Class B Shares.  Also, any other material  amendment to the Plans must be  approved  by a majority  vote of the  Trustees,  including  a majority  of  Independent  Trustees  who have no  direct or  indirect  financial interest in the Plans or Distribution Agreements.  In addition, in order for the
Plans to remain effective,  the selection and nomination of Independent Trustees must be effected by the  Trustees who are  Independent  Trustees and who have no direct or indirect financial  interest in the Plans or Distribution  Agreements.
Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board for their review.

     For the fiscal  year  ended June 30,  2007,  the 12b-1 Plan  payments  from
Delaware American Services Fund,  Delaware Small Cap Growth,  and Delaware Trend
Fund Class A Shares,  Class B Shares, Class C Shares, and Class R Shares were as follows:

----------------------------------------- ----------------- ------------------ ----------------- -----------------
Delaware American Services Fund            Class A Shares    Class B Shares     Class C Shares    Class R Shares
----------------------------------------- ----------------- ------------------ ----------------- -----------------
Advertising                                      [$XX]             [$XX]              [$XX]             [$XX]
----------------------------------------- ----------------- ------------------ ----------------- -----------------
Annual/Semiannual Reports                        [$XX]             [$XX]              [$XX]             [$XX]
----------------------------------------- ----------------- ------------------ ----------------- -----------------
Broker Sales Charge                              [$XX]             [$XX]              [$XX]             [$XX]
----------------------------------------- ----------------- ------------------ ----------------- -----------------
Broker Trails                                    [$XX]             [$XX]              [$XX]             [$XX]
----------------------------------------- ----------------- ------------------ ----------------- -----------------
Interest on Broker Sales Charge                  [$XX]             [$XX]              [$XX]             [$XX]
----------------------------------------- ----------------- ------------------ ----------------- -----------------
Commissions to Wholesalers                       [$XX]             [$XX]              [$XX]             [$XX]
----------------------------------------- ----------------- ------------------ ----------------- -----------------
Promotion-Other                                  [$XX]             [$XX]              [$XX]             [$XX]
----------------------------------------- ----------------- ------------------ ----------------- -----------------
Prospectus Printing                              [$XX]             [$XX]              [$XX]             [$XX]
----------------------------------------- ----------------- ------------------ ----------------- -----------------
Wholesaler Expenses                              [$XX]             [$XX]              [$XX]             [$XX]
----------------------------------------- ----------------- ------------------ ----------------- -----------------
Total                                            [$XX]             [$XX]              [$XX]             [$XX]
----------------------------------------- ----------------- ------------------ ----------------- -----------------

----------------------------------------- ----------------- ------------------ ------------------ -----------------
Delaware Small Cap Growth Fund             Class A Shares    Class B Shares     Class C Shares     Class R Shares
----------------------------------------- ----------------- ------------------ ------------------ -----------------
Advertising                                     [$XX]              [$XX]              [$XX]             [$XX]
----------------------------------------- ----------------- ------------------ ------------------ -----------------
Annual/Semiannual Reports                       [$XX]              [$XX]              [$XX]             [$XX]
----------------------------------------- ----------------- ------------------ ------------------ -----------------
Broker Sales Charge                             [$XX]              [$XX]              [$XX]             [$XX]
----------------------------------------- ----------------- ------------------ ------------------ -----------------
Broker Trails                                   [$XX]              [$XX]              [$XX]             [$XX]
----------------------------------------- ----------------- ------------------ ------------------ -----------------
Interest on Broker Sales Charge                 [$XX]              [$XX]              [$XX]             [$XX]
----------------------------------------- ----------------- ------------------ ------------------ -----------------
Promotion-Other                                 [$XX]              [$XX]              [$XX]             [$XX]
----------------------------------------- ----------------- ------------------ ------------------ -----------------
Prospectus Printing                             [$XX]              [$XX]              [$XX]             [$XX]
----------------------------------------- ----------------- ------------------ ------------------ -----------------
Wholesaler Expenses                             [$XX]              [$XX]              [$XX]             [$XX]
----------------------------------------- ----------------- ------------------ ------------------ -----------------
Total                                           [$XX]              [$XX]              [$XX]             [$XX]
----------------------------------------- ----------------- ----------------- ------------------ -----------------

----------------------------------------- ----------------- ----------------- ------------------ -----------------
Delaware Trend Fund                        Class A Shares    Class B Shares    Class C Shares     Class R Shares
----------------------------------------- ----------------- ----------------- ------------------ -----------------
Advertising                                      [$XX]             [$XX]              [$XX]             [$XX]
----------------------------------------- ----------------- ----------------- ------------------ -----------------
Annual/Semiannual Reports                        [$XX]             [$XX]              [$XX]             [$XX]
----------------------------------------- ----------------- ----------------- ------------------ -----------------
Broker Sales Charge                              [$XX]             [$XX]              [$XX]             [$XX]
----------------------------------------- ----------------- ----------------- ------------------ -----------------
Broker Trails                                    [$XX]             [$XX]              [$XX]             [$XX]
----------------------------------------- ----------------- ----------------- ------------------ -----------------
Interest on Broker Sales Charge                  [$XX]             [$XX]              [$XX]             [$XX]
----------------------------------------- ----------------- ----------------- ------------------ -----------------
Commissions to Wholesalers                       [$XX]             [$XX]              [$XX]             [$XX]
----------------------------------------- ----------------- ----------------- ------------------ -----------------
Promotion-Other                                  [$XX]             [$XX]              [$XX]             [$XX]
----------------------------------------- ----------------- ----------------- ------------------ -----------------
Prospectus Printing                              [$XX]             [$XX]              [$XX]             [$XX]
----------------------------------------- ----------------- ----------------- ------------------ -----------------
Wholesaler Expenses                              [$XX]             [$XX]              [$XX]             [$XX]
----------------------------------------- ----------------- ----------------- ------------------ -----------------
Total                                            [$XX]             [$XX]              [$XX]             [$XX]
----------------------------------------- ----------------- ----------------- ------------------ -----------------

     Other Payments to Dealers - Class A, Class B , Class C and Class R Shares

     The  Distributor,  LFD, and their  affiliates may pay compensation at their own expense and not as an expense of the Funds, to Financial  Intermediaries  in connection  with  the  sale or  retention  of  Fund  shares  and/or  shareholder servicing.  For example,  the  Distributor  may pay additional  compensation  to
Financial  Intermediaries for various purposes,  including,  but not limited to, promoting  the  sale of Fund  shares,  maintaining  share  balances  and/or  for sub-accounting, administrative or shareholder processing services, marketing and educational  support,  and ticket charges.  Such payments are in addition to any distribution fees, service fees, and/or transfer agency fees that may be payable by the Funds. The additional  payments may be based on factors,  including level of sales (based on gross or net sales or some  specified  minimum  sales or some other  similar  criteria  related to sales of the Funds and/or some or all other
Delaware  Investments(R)Funds),  amount  of  assets  invested  by the  Financial
Intermediary's  customers  (which  could  include  current or aged assets of the
Funds  and/or  some  or all  other  Delaware  Investments(R)Funds),  the  Funds'
advisory  fees,  some other agreed upon amount,  or other measures as determined from time to time by the Distributor.

     A significant  purpose of these payments is to increase sales of the Funds'
shares.  The Funds' Manager or its affiliates may benefit from the Distributor's or LFD's payment of compensation to Financial  Intermediaries  through increased fees resulting from additional  assets acquired  through the sale of Fund shares through Financial Intermediaries.

Special Purchase Features - Class A Shares

     Buying Class A Shares at Net Asset Value:  The Fund  Classes'  Prospectuses
sets forth the  categories of investors who may purchase  Class A Shares at NAV.
This section provides additional information regarding this privilege. The Funds must be notified in advance that a trade qualifies for purchase at NAV.

     As disclosed in the Fund Classes'  Prospectuses,  certain  retirement plans that contain  certain  legacy  retirement  assets may make  purchases of Class A
Shares at NAV. The requirements are as follows:

o    The purchase must be made by a group  retirement  plan  (excluding  defined benefit plans) (i) that purchased  Class A shares prior to a  recordkeeping transition  period from August 2004 to October 2004 and (ii) where the plan participants  records were  maintained  on Retirement  Financial  Services,
     Inc.'s ("RFS") proprietary recordkeeping system, provided that the plan (a)
     has in excess of $500,000 of plan assets  invested in Class A Shares of one or more Delaware  Investments(R)Fund and any stable value account available to investment advisory clients of the Manager or its affiliates;  or (b) is sponsored  by an employer  that has at any point after May 1, 1997 had more than 100  employees  while  such plan has held Class A Shares of a Delaware
     Investments(R)Fund  and such  employer  has  properly  represented  to, and received  written  confirmation  back from RFS in  writing  that it has the requisite  number of  employees.  See "Group  Investment  Plans"  below for information regarding the applicability of the Limited CDSC.

o    The purchase must be made by any group  retirement plan (excluding  defined benefit  pension  plans) that  purchased  Class A shares prior to an August
     2004 to October 2004  recordkeeping  transition period and purchased shares through a  retirement  plan  alliance  program,  provided  that RFS was the sponsor of the alliance  program or had a product  participation  agreement with the sponsor of the alliance program.

     As  disclosed  in the  Fund  Classes'  Prospectuses,  certain  legacy  bank sponsored  retirement  plans may make  purchases of Class A shares at NAV. These purchases may be made by bank sponsored  retirement  plans that held, but are no longer  eligible to  purchase,  Institutional  Class  Shares or  interests  in a collective trust as a result of a change in distribution arrangements.

     Allied Plans:  Class A Shares are available for purchase by participants in certain  401(k)  Defined  Contribution  Plans  ("Allied  Plans")  which are made available  under a joint venture  agreement  between the Distributor and another institution  through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments(R)Funds ("eligible Delaware
Investments(R)Fund  shares"),  as well as shares of  designated  classes of non-
Delaware   Investments(R)Funds   ("eligible  non-  Delaware   Investments(R)Fund
shares"). Class C Shares are not eligible for purchase by Allied Plans.

     With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments(R)and eligible non- Delaware Investments(R)Fund shares  held by the Allied Plan may be  combined  with the dollar  amount of new purchases  by that Allied  Plan to obtain a reduced  front-end  sales  charge on
additional  purchases  of  eligible  Delaware   Investments(R)Fund  shares.  See
"Combined Purchases Privilege" below.

     Participants  in Allied Plans may  exchange  all or part of their  eligible
Delaware    Investments(R)Fund    shares    for    other    eligible    Delaware
Investments(R)Fund  shares  or for  eligible  non-  Delaware  Investments(R)Fund shares at NAV without payment of a front-end sales charge. However, exchanges of
eligible   fund  shares,   both   Delaware   Investments(R)and   non-   Delaware
Investments(R)Funds, which were not subject to a front end sales charge, will be subject to the  applicable  sales  charge if  exchanged  for  eligible  Delaware
Investments(R) Fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously  acquired through the exchange of  eligible  shares on which a sales  charge was  already  paid or through  the reinvestment of dividends.  See "Investing by Exchange" under "Investment Plans"
below.

     A dealer's  commission  may be payable on  purchases  of eligible  Delaware
Investments(R)Fund  shares  under an Allied  Plan.  In  determining  a financial advisor's  eligibility  for a dealer's  commission  on NAV purchases of eligible
Delaware   Investments(R)Fund  shares  in  connection  with  Allied  Plans,  all participant holdings in the Allied Plan will be aggregated. See "Class A Shares"
above under "Alternative Investment Arrangements."

     The Limited CDSC is applicable  to  redemptions  of NAV  purchases  from an
Allied Plan on which a dealer's commission has been paid. Waivers of the Limited
CDSC, as described in the Fund Classes'  Prospectuses,  apply to  redemptions by participants  in Allied Plans except in the case of exchanges  between  eligible
Delaware  Investments(R)  and  non-Delaware   Investments(R)Fund   shares.  When
eligible  Delaware  Investments(R)  Fund shares are exchanged into eligible non-
Delaware Investments(R)Fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial  advisor or selling  dealer.  See
"Contingent  Deferred  Sales  Charge for Certain  Redemptions  of Class A Shares
Purchased at Net Asset Value" under "Redemption and Exchange" below.

     Letter of Intent:  The reduced front-end sales charges described above with respect  to Class A Shares  are  also  applicable  to the  aggregate  amount  of purchases  made by any such  purchaser  within a 13-month  period  pursuant to a written  Letter  of  Intent  provided  by  the  Distributor  and  signed  by the purchaser, and not legally binding on the signer or the Trust which provides for the holding in escrow by the Transfer  Agent, of 5% of the total amount of Class
A Shares  intended to be purchased  until such purchase is completed  within the
13-month  period.  Effective  January  1,  2007,  the  Funds  no  longer  accept retroactive  Letters of Intent.  The 13-month  period  begins on the date of the earliest purchase. If the intended investment is not completed,  except as noted
below,  the  purchaser  will be asked to pay an amount  equal to the  difference between the  front-end  sales charge on Class A Shares  purchased at the reduced rate and the  front-end  sales charge  otherwise  applicable to the total shares purchased.  If such payment is not made within 20 days  following the expiration of the 13-month period,  the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the  difference.  Such purchasers may include the values (at offering price at the level  designated in their Letter of Intent) of all their shares of the Funds and of any class of any of the other Delaware Investments(R)Funds previously purchased and still held as of the date of their  Letter of Intent  toward the  completion  of such  Letter, except as described below.  Those purchasers  cannot include shares that did not carry a front-end  sales  charge,  CDSC or Limited  CDSC,  unless the  purchaser acquired  those shares  through an exchange  from a Delaware  Investments(R)Fund that did carry a front-end sales charge,  CDSC, or Limited CDSC. For purposes of satisfying an investor's obligation under a Letter of Intent, Class B Shares and
Class C Shares  of the Funds and the  corresponding  classes  of shares of other
Delaware  Investments(R)Funds  which  offer such shares may be  aggregated  with
Class A Shares of the Funds and the  corresponding  class of shares of the other
Delaware Investments(R)Funds.

     Employers  offering  a  Delaware  Investments(R)retirement  plan  may  also complete  a Letter  of Intent to  obtain a  reduced  front-end  sales  charge on investments of Class A Shares made by the plan. The aggregate  investment  level of the Letter of Intent will be determined and accepted by the Transfer Agent at the point of plan establishment.  The level and any reduction in front-end sales charge will be based on actual plan participation and the projected  investments in Delaware  Investments(R)Funds that are offered with a front-end sales charge,
CDSC, or Limited CDSC for a 13-month  period.  The Transfer  Agent  reserves the right to adjust the signed Letter of Intent based on these acceptance  criteria.
The 13-month  period will begin on the date this Letter of Intent is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be  automatically  adjusted.  In the event this Letter of Intent is not  fulfilled  within the  13-month  period,  the plan  level will be  adjusted
(without  completing  another  Letter of Intent) and the employer will be billed for the  difference in front-end  sales charges due,  based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level  designated  in their  Letter of Intent) of all their  shares intended for purchase that are offered with a front-end  sales charge,  CDSC, or
Limited  CDSC of any  class.  Class B Shares and Class C Shares of the Funds and other Delaware  Investments(R)Funds  which offer corresponding classes of shares may also be aggregated for this purpose.

     Combined  Purchases  Privilege:  When you determine the availability of the reduced front-end sales charges on Class A Shares,  you can include,  subject to the exceptions  described below, the total amount of any Class of shares you own of a Fund and all other Delaware Investments(R)Funds. In addition, if you are an investment  advisory  client of the Manager's  affiliates you may include assets held in a stable value account in the total amount.  However, you cannot include mutual fund shares that do not carry a front-end  sales charge,  CDSC or Limited
CDSC,  unless you  acquired  those  shares  through an exchange  from a Delaware
Investments(R)Fund  that did carry a front-end  sales  charge,  CDSC, or Limited
CDSC.

     The  privilege  also  extends  to all  purchases  made  at one  time  by an individual; or an individual,  his or her spouse and their children under 21; or
a trustee or other  fiduciary  of trust  estates or  fiduciary  accounts for the benefit of such family members (including certain employee benefit programs).

     Right of  Accumulation:  In  determining  the  availability  of the reduced front-end  sales  charge  on Class A Shares,  purchasers  may also  combine  any subsequenti  purchases of Class A Shares,  and Class C Shares, as well as shares of any other class of any of the other Delaware  Investments(R)Funds which offer such  classes  (except  shares of any Delaware  Investments(R)Fund  which do not carry a front-end  sales charge,  CDSC, or Limited CDSC).  If, for example,  any such purchaser has previously purchased and still holds Class A Shares of a Fund and/or  shares of any other of the classes  described in the  previous  sentence with a value of $40,000 and subsequently  purchases $10,000 at offering price of additional  shares of Class A Shares of the Fund,  the charge  applicable to the
$10,000 purchase would currently be 4.75%. For the purpose of this  calculation, the shares  presently  held shall be valued at the  public  offering  price that would have been in effect had the shares been purchased  simultaneously with the current purchase. Investors should refer to the table of sales charges for Class
A Shares in the Fund Classes' Prospectuses to determine the applicability of the
Right of Accumulation to their particular circumstances.

     12-Month  Reinvestment  Privilege:  Holders  of Class A Shares  and Class B
Shares (and of the Institutional  Class Shares of the Funds holding shares which
were   acquired   through   an   exchange   from  one  of  the  other   Delaware
Investments(R)Funds  offered  with a  front-end  sales  charge)  who redeem such shares  have one year from the date of  redemption  to  reinvest  all or part of their redemption proceeds in the same Class of the Funds or in the same Class of any of the other  Delaware  Investments(R)Funds.  In the case of Class A Shares, the  reinvestment  will not be assessed a front-end sales charge and in the case of Class B Shares,  the amount of the CDSC previously  charged on the redemption will be  reimbursed  by the  Distributor.  The  reinvestment  will be subject to applicable  eligibility and minimum purchase  requirements and must be in states where shares of such other funds may be sold. This  reinvestment  privilege does not extend to Class A Shares where the  redemption  of the shares  triggered the payment of a Limited CDSC.  Persons  investing  redemption  proceeds from direct investments  in the Delaware  Investments(R)Funds,  offered  without a front-end sales charge will be required to pay the applicable sales charge when purchasing
Class A Shares.  The  reinvestment  privilege does not extend to a redemption of
Class C Shares.

     Any such  reinvestment  cannot  exceed the  redemption  proceeds  (plus any amount necessary to purchase a full share). The reinvestment will be made at the
NAV next determined after receipt of remittance.  In the case of Class B Shares, the time that the previous  investment  was held will be included in determining any applicable  CDSC due upon  redemption,  as well as the automatic  conversion into Class A Shares.

     A  redemption  and  reinvestment  of Class B Shares  could have  income tax consequences.  Shareholders  will receive from the Distributor the amount of the
CDSC paid at the time of redemption as part of the reinvested shares,  which may be  treated  as a  capital  gain  to the  shareholder  for tax  purposes.  It is recommended that a tax advisor be consulted with respect to such transactions.

     Any  reinvestment  directed to a Delaware  Investments(R)Fund  in which the investor  does not then have an account will be treated  like all other  initial purchases of such Fund's  shares.  Consequently,  an investor  should obtain and read carefully the prospectus for the Delaware  Investments(R)Fund  in which the investment  is  intended  to be made  before  investing  or sending  money.  The
prospectus    contains   more   complete    information   about   the   Delaware
Investments(R)Fund, including charges and expenses.

     Investors  should consult their  financial  advisors or the Transfer Agent, which  also  serves  as  the  Funds'  shareholder  servicing  agent,  about  the applicability  of the  Class A  Limited  CDSC in  connection  with the  features described above.

     Group  Investment  Plans:  Group  Investment Plans that are not eligible to purchase  shares of the  Institutional  Class may also  benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the table in the Fund Classes' Prospectuses,  based on total plan assets. If a company has more than one plan  investing  in Delaware  Investments(R)Funds,  then the total amount  invested  in all  plans  would  be used in  determining  the  applicable
front-end  sales  charge   reduction  upon  each  purchase,   both  initial  and
subsequent,  upon  notification  to the Funds at the time of each such purchase.
Employees  participating  in such Group  Investment  Plans may also  combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to  non-retirement  Delaware  Investments(R)investment accounts if they so notify the Fund in which they are  investing  in  connection
with  each  purchase.   See  "Retirement  Plans  for  the  Fund  Classes"  under
"Investment Plans" below for information about retirement plans.

     The  Limited  CDSC  is  generally  applicable  to  any  redemptions  of NAV purchases  made  on  behalf  of a group  retirement  plan  on  which a  dealer's commission  has  been  paid  only  if such  redemption  is  made  pursuant  to a
withdrawal  of  the  entire  plan  from  a  Delaware   Investments(R)Fund.   See
"Contingent  Deferred  Sales  Charge for Certain  Redemptions  of Class A Shares
Purchased  at  Net  Asset  Value"  under   "Redemption   and  Exchange"   below.
Notwithstanding  the  foregoing,  the Limited CDSC for Class A Shares on which a dealer's  commission has been paid will be waived in connection with redemptions by certain  group defined  contribution  retirement  plans that purchase  shares through a retirement  plan alliance  program which  requires that shares will be available  at NAV,  provided  that RFS  either was the  sponsor of the  alliance program  or had a  product  participation  agreement  with  the  sponsor  of the alliance program that specifies that the Limited CDSC will be waived.

Availability of Class R Shares

     Class  R  Shares  generally  are  available  only  to:  (i)  qualified  and non-qualified plan shareholders  covering multiple employees  (including 401(k),
401(a),  457, and  non-custodial  403(b) plans,  as well as other  non-qualified deferred  compensation plans) with assets (at the time shares are considered for purchase)  of $10  million  or  less;  and  (ii)  to IRA  rollovers  from  plans maintained on Delaware's retirement recordkeeping system that are offering Class
R Shares to participants.

Availability of Institutional Class Shares

     The  Institutional  Class of each Fund is generally  available for purchase only by: (i) retirement  plans introduced by persons not associated with brokers or dealers  that are  primarily  engaged in the retail  securities  business and rollover  individual  retirement  accounts  from  such  plans;  (ii)  tax-exempt employee  benefit plans of the Manager or its affiliates  and securities  dealer firms  with a  selling  agreement  with  the  Distributor;  (iii)  institutional advisory  accounts  of the Manager or its  affiliates  and those  having  client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee  benefit plans and rollover  individual  retirement  accounts from such institutional  advisory  accounts;  (iv) a  bank,  trust  company,  and  similar financial  institution  investing  for its own account or for the account of its trust  customers for whom the  financial  institution  is exercising  investment discretion in  purchasing  shares of the Class,  except where the  investment is part of a program that requires  payment of the financial  institution of a Rule
12b-1  Plan fee;  (v)  registered  investment  managers  investing  on behalf of clients that  consist  solely of  institutions  and high  net-worth  individuals having at least $1,000,000 entrusted to the manager for investment purposes, but only if the investment  manager is not affiliated or associated with a broker or dealer and derives  compensation  for its services  exclusively from its clients for such advisory  services;  (vi) certain plans  qualified under Section 529 of the Code for  which the  Funds'  Manager,  Distributor,  or one or more of their
affiliates  provide   recordkeeping,   administrative,   investment  management,
marketing,  distribution,  or similar services ("Eligible 529 Plans"); and (vii)
programs sponsored by financial  intermediaries  where such programs require the purchase of Institutional Class Shares.

--------------------------------------------------------------------------------
                                INVESTMENT PLANS
--------------------------------------------------------------------------------
Reinvestment Plan/Open Account

     Unless otherwise designated by shareholders in writing,  dividends from net investment income and distributions from realized  securities  profits,  if any, will be  automatically  reinvested in additional  shares of the respective  Fund
Class in which an  investor  has an  account  (based on the NAV in effect on the reinvestment  date) and will be  credited to the  shareholder's  account on that date. All dividends and distributions of the Institutional  Class are reinvested in the accounts of the holders of such shares (based on the NAV in effect on the reinvestment  date). A confirmation of each dividend payment from net investment income and of distributions from realized  securities  profits,  if any, will be mailed to shareholders in the first quarter of the next fiscal year.

     Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and  fractional  shares to their plan  accounts at any time either  through their  investment  dealers or by sending a check to the  specific  Fund in which shares  are  being  purchased.  Such  purchases,  which  must  meet the  minimum subsequent purchase  requirements set forth in the Prospectuses and this Part B, are made for  Class A Shares  at the  public  offering  price,  and for  Class B
Shares,  Class C Shares,  Class R Shares, and Institutional  Class Shares at the
NAV, at the end of the day of receipt.  A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments(R)Funds

     Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below,  holders of Fund Classes may  automatically
reinvest   dividends   and/or   distributions  in  any  of  the  other  Delaware
Investments(R)Funds,  including  the Funds,  in states where their shares may be sold.  Such  investments  will  be at  NAV  at  the  close  of  business  on the reinvestment  date  without  any  front-end  sales  charge or service  fee.  The shareholder  must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or  distributions  are to be invested.  Any  reinvestment  directed to a fund in which the investor  does not then have an account  will be treated  like all other  initial  purchases of the fund's shares.  Consequently,  an investor  should obtain and read carefully the prospectus  for the fund in which the  investment  is intended to be made before investing or sending money.  The prospectus  contains more complete  information about the fund, including charges and expenses.

     Subject to the following limitations,  dividends, and/or distributions from other  Delaware  Investments(R)Funds  may be  invested  in shares of the  Funds, provided an account has been established. Dividends from Class A Shares may only be directed to other Class B Shares,  dividends  from Class C Shares may only be directed  to other  Class C Shares,  dividends  from  Class R Shares may only be directed to other Class R Shares, and dividends from Institutional  Class Shares may only be directed to other institutional Class Shares.

     Capital  gains  and/or  dividend  distributions  for  participants  in  the following  retirement plans are automatically  reinvested into the same Delaware
Investments(R)Fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE
IRA,  SIMPLE 401(k),  Profit Sharing and Money  Purchase  Pension Plans,  401(k)
Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange

     If you have an investment in another Delaware  Investments(R)Fund,  you may write and authorize an exchange of part or all of your investment into shares of the  Funds.  If you wish to open an account by  exchange,  call the  Shareholder
Service Center at 800 523-1918 for more  information.  All exchanges are subject to  the  eligibility  and  minimum  purchase  requirements  and  any  additional limitations set forth in the Funds' Prospectuses.  See "Redemption and Exchange"
below for more complete information concerning your exchange privileges.

Investing Proceeds from Eligible 529 Plans

     The proceeds of a  withdrawal  from an Eligible 529 Plan which are directly reinvested in a substantially similar class of the Delaware  Investments(R)Funds will qualify for treatment as if such proceeds had been  exchanged  from another
Delaware  Investments(R)Fund rather than transferred from the Eligible 529 Plan, as described  under  "Redemption  and  Exchange"  below.  The  treatment of your redemption  proceeds  from an  Eligible  529  Plan  does  not  apply if you take possession  of the proceeds of the  withdrawal  and  subsequently  reinvest them
(i.e., the transfer is not made directly). Similar benefits may also be extended
to  direct   transfers  from  a  substantially   similar  class  of  a  Delaware
Investments(R)Fund into an Eligible 529 Plan.

Investing by Electronic Fund Transfer

     Direct Deposit Purchase Plan: Investors may arrange for the Funds to accept for investment in Class A Shares, Class C Shares, or Class R Shares,  through an agent bank,  pre-authorized  government  ,or private  recurring  payments.  This method of investment  assures the timely credit to the shareholder's  account of payments such as social security,  veterans'  pension or compensation  benefits,
federal  salaries,   railroad  retirement  benefits,   private  payroll  checks,
dividends,  and  disability or pension fund  benefits.  It also  eliminates  the possibility and inconvenience of lost, stolen, and delayed checks.

     Automatic Investing Plan: Shareholders of Class A Shares and Class C Shares
may make automatic investments by authorizing,  in advance, monthly or quarterly payments  directly  from their  checking  account  for  deposit  into their Fund account.  This type of  investment  will be handled  in either of the  following ways:  (i) if the  shareholder's  bank is a  member  of the  National  Automated
Clearing House Association ("NACHA"), the amount of the periodic investment will be  electronically  deducted from his or her checking account by Electronic Fund
Transfer  ("EFT") and such  checking  account will  reflect a debit  although no check is required to initiate the transaction; or (ii) if the shareholder's bank is not a member  of NACHA,  deductions  will be made by  pre-authorized  checks, known as Depository  Transfer  Checks.  Should the  shareholder's  bank become a member  of  NACHA  in the  future,  his  or her  investments  would  be  handled electronically through EFT.

     This  option is not  available  to  participants  in the  following  plans:
SAR/SEP,  SEP/IRA,  SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase
Pension Plans,  401(k) Defined  Contribution Plans, or 403(b)(7) or 457 Deferred
Compensation Plans.
                                      * * *

     Minimum Initial/Subsequent Investments by Electronic Fund Transfer: Initial
investments  under the Direct Deposit Purchase Plan and the Automatic  Investing
Plan must be for $250 or more and subsequent  investments  under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete  an  authorization  form.  Either  service can be  discontinued  by the shareholder at any time without penalty by giving written notice.

     Payments to the Funds from the federal government or its agencies on behalf of a  shareholder  may be  credited  to the  shareholder's  account  after  such payments should have been  terminated by reason of death or otherwise.  Any such payments are subject to reclamation  by the federal  government or its agencies.
Similarly, under certain circumstances,  investments from private sources may be subject to reclamation by the transmitting  bank. In the event of a reclamation, the Funds may  liquidate  sufficient  shares  from a  shareholder's  account  to reimburse  the  government  or the  private  source.  In  the  event  there  are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Funds.

Direct Deposit Purchases by Mail

     Shareholders  may authorize a third party,  such as a bank or employer,  to make  investments  directly to their Fund accounts.  The Funds will accept these investments, such as bank-by-phone,  annuity payments and payroll allotments, by mail directly from the third party.  Investors should contact their employers or financial  institutions  who  in  turn  should  contact  the  Trust  for  proper instructions.

MoneyLineSM On Demand

     You or your investment dealer may request purchases of Fund shares by phone using MoneyLineSM On Demand Service. When you authorize the Funds to accept such requests from you or your investment  dealer,  funds will be withdrawn from (for share  purchases)  your  pre-designated  bank  account.  Your  request  will  be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25
minimum  and  $50,000   maximum  limit  for   MoneyLineSM   On  Demand   Service
transactions.

     It may take up to four Business Days for the  transactions to be completed.
You can initiate this service by completing  an Account  Services  form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed.  The Funds do not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option

     Shareholders  can use the  Wealth  Builder  Option  to  invest  in the Fund
Classes  through  regular  liquidations  of  shares in their  accounts  in other
Delaware  Investments(R)Funds.  Shareholders  of the Fund  Classes  may elect to invest  in one or more of the other  Delaware  Investments(R)Funds  through  the
Wealth Builder Option. If, in connection with the election of the Wealth Builder
Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select.  All  investments  under this option are exchanges and are therefore  subject to the same  conditions and  limitations as other exchanges noted above.

     Under this automatic  exchange program,  shareholders can authorize regular monthly  investments  (minimum  of $100 per fund) to be  liquidated  from  their account and  invested  automatically  into other  Delaware  Investments(R)Funds, subject  to the  conditions  and  limitations  set  forth in the  Fund  Classes'
Prospectuses.  The investment will be made on the 20th day of each month (or, if the fund  selected is not open that day,  the next  Business  Day) at the public offering  price  or NAV,  as  applicable,  of the fund  selected  on the date of investment.  No  investment  will be made  for any  month  if the  value  of the shareholder's account is less than the amount specified for investment.

     Periodic  investment  through  the Wealth  Builder  Option  does not insure profits or protect against losses in a declining  market.  The price of the fund into which  investments are made could  fluctuate.  Since this program  involves continuous investment regardless of such fluctuating value,  investors selecting this option should consider their  financial  ability to continue to participate in the program through periods of low fund share prices.  This program  involves automatic  exchanges  between  two or more fund  accounts  and is  treated  as a purchase  of shares of the fund into  which  investments  are made  through  the program. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

     This  option is not  available  to  participants  in the  following  plans:
SAR/SEP,  SEP/IRA,  SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase
Pension  Plans,  and 401(k),  403(b)(7),  or 457 Plans.  This option also is not available to shareholders of the Institutional Classes.

Asset Planner

     The Funds previously  offered the Asset Planner  asset-allocation  service.
This  service is no longer  offered for the Funds.  Please call the  Shareholder
Service Center at 800 523-1918 if you have any questions regarding this service.

Retirement Plans for the Fund Classes

     An  investment  in the Funds may be suitable  for  tax-deferred  retirement plans,  such as: Profit  Sharing or Money  Purchase  Pension  Plans,  Individual
Retirement  Accounts  ("IRAs"),  Roth IRAs,  SEP/IRAs,  SAR/SEPs,  401(k) plans,
403(b)(7) plans, 457 plans,  SIMPLE IRAs, and SIMPLE 401(k)s.  In addition,  the
Funds  may  be  suitable  for  use  in  Coverdell   Education  Savings  Accounts
("Coverdell  ESAs").  For further details  concerning  these plans and accounts, including  applications,  contact your financial advisor or the Distributor.  To determine  whether the benefits of a tax-sheltered  retirement plan or Coverdell
ESA are available and/or appropriate, you should consult with a tax advisor.

     The CDSC may be waived on certain redemptions of Class B Shares and Class C
Shares. See the Fund Classes'  Prospectuses for a list of the instances in which the CDSC is waived.

     Purchases  of  Class C  Shares  must  be in an  amount  that  is less  than
$1,000,000 for such plans.  The maximum purchase  limitations  apply only to the initial purchase of shares by the retirement plan.

     Minimum investment  limitations  generally applicable to other investors do not apply to  retirement  plans  other than IRAs,  for which  there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected.  Retirement plans may be subject to plan  establishment fees, annual maintenance fees, and/or other administrative or trustee fees. Fees are based upon the number of  participants  in the plan as well as the  services selected.  Additional  information  about fees is  included in  retirement  plan materials.  Fees are quoted upon request.  Annual maintenance fees may be shared by Delaware  Management Trust Company,  the Transfer Agent,  other affiliates of the Manager, and others that provide services to such Plans.

     Certain  shareholder  investment  services available to non-retirement plan shareholders  may not be  available to  retirement  plan  shareholders.  Certain retirement  plans may  qualify to  purchase  shares of the  Institutional  Class
Shares.  See "Availability of Institutional  Class Shares" above. For additional information  on  any  of  the  plans  and  Delaware  Investments(R)'  retirement services, call the Shareholder Service Center at 800 523-1918.

--------------------------------------------------------------------------------
                 DETERMINING OFFERING PRICE AND NET ASSET VALUE
--------------------------------------------------------------------------------
     Orders for purchases and  redemptions of Class A Shares are effected at the offering price next  calculated  after receipt of the order by the Funds,  their agent or certain other authorized persons.  Orders for purchases and redemptions of Class B Shares,  Class C  Shares,  Class R Shares,  and  Institutional  Class
Shares are effected at the NAV per share next  calculated  after  receipt of the order by the  Funds,  their  agent or  certain  other  authorized  persons.  See
"Distributor"  under  "Investment  Manager and Other Service  Providers"  above.
Selling dealers are responsible for transmitting orders promptly.

     The  offering  price for Class A Shares  consists of the NAV per share plus any  applicable  sales  charges.  Offering  price and NAV are computed as of the close of regular trading on the NYSE, which is normally 4 p.m., Eastern time, on days when the NYSE is open for business. The NYSE is scheduled to be open Monday through Friday  throughout the year except for days when the following  holidays are observed:  New Year's Day, Martin Luther King,  Jr.'s Birthday,  President's
Day, Good Friday,  Memorial Day, Independence Day, Labor Day, Thanksgiving,  and
Christmas.  The time at which transactions and shares are priced and the time by which  orders must be received may be changed in case of emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. When the NYSE is closed,  the Funds will  generally be closed,  pricing  calculations will not be made and purchase and redemption orders will not be processed.

     The NAV per  share  for each  share  class of each  Fund is  calculated  by subtracting the liabilities of each class from its total assets and dividing the resulting  number  by the  number  of  shares  outstanding  for that  class.  In determining each Fund's total net assets,  portfolio securities primarily listed or traded on a national or foreign  securities  exchange,  except for bonds, are generally  valued at the closing  price on that  exchange,  unless such  closing prices are determined to be not readily available pursuant to the Funds' pricing procedures.  Exchange  traded options are valued at the last reported sale price or,  if no  sales  are  reported,  at the mean  between  bid and  asked  prices.
Non-exchange traded options are valued at fair value using a mathematical model.
Futures  contracts  are  valued at their  daily  quoted  settlement  price.  For valuation  purposes,  foreign currencies and foreign  securities  denominated in foreign  currency  values will be converted into U.S.  dollar values at the mean between the bid and offered  quotations of such currencies  against U.S. dollars based on rates in effect that day.  Securities  not traded on a particular  day, over-the-counter  securities, and government and agency securities are valued at the mean value between bid and asked prices.  Money market  instruments having a maturity  of less than 60 days are valued at  amortized  cost.  Debt  securities
(other  than  short-term  obligations)  are  valued on the  basis of  valuations provided by a pricing  service when such prices are believed to reflect the fair value  of  such  securities.  Foreign  securities  and  the  prices  of  foreign securities  denominated in foreign  currencies are translated to U.S. dollars at the mean between the bid and offer  quotations of such currencies based on rates in effect as of the close of the London Stock Exchange. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate  factors such as institutional  trading in similar groups of securities,  yield,  quality,  coupon rate,  maturity,  type of issue, trading  characteristics,  and other  market  data.  Subject  to the  foregoing, securities  for which  market  quotations  are not readily  available  and other assets  are  valued at fair  value as  determined  in good faith and in a method approved by the Board of Trustees.

     Each Class of a Fund will bear,  pro-rata,  all of the common  expenses  of that Fund.  The NAVs of all  outstanding  shares of each Class of a Fund will be
computed  on  a  pro-rata  basis  for  each  outstanding   share  based  on  the
proportionate  participation  in that Fund represented by the value of shares of that Class. All income earned and expenses  incurred by a Fund, will be borne on a pro-rata  basis by each  outstanding  share of a Class,  based on each  Class'
percentage  in that Fund  represented  by the  value of shares of such  Classes, except that  Institutional  Classes will not incur any of the expenses under the
Trust's Rule 12b-1  Plans,  while the Fund Classes will bear the Rule 12b-1 Plan expenses payable under their respective Plans. Due to the specific  distribution expenses and other costs that will be  allocable to each Class,  the NAV of each
Class of a Fund will vary.

--------------------------------------------------------------------------------
                             REDEMPTION AND EXCHANGE
--------------------------------------------------------------------------------
General Information

     You can redeem or exchange  your shares in a number of different  ways that are described below.  Your shares will be redeemed or exchanged at a price based on the NAV next  determined  after a Fund  receives  your request in good order, subject,  in the case of a redemption,  to any applicable  CDSC or Limited CDSC.
For example,  redemption or exchange  requests  received in good order after the time the offering  price and NAV of shares are  determined  will be processed on the next Business Day. See the Funds' Prospectuses.  A shareholder  submitting a redemption  request  may  indicate  that he or she wishes to receive  redemption proceeds of a specific dollar amount. In the case of such a request,  and in the case of certain  redemptions  from retirement plan accounts,  a Fund will redeem the  number of shares  necessary  to deduct the  applicable  CDSC in the case of
Class B Shares and Class C Shares,  and, if applicable,  the Limited CDSC in the case of Class A Shares  and  tender to the  shareholder  the  requested  amount, assuming  the  shareholder  holds  enough  shares in his or her  account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC.  Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

     Except as noted below, for a redemption  request to be in "good order," you must provide your account number, account registration,  and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the Delaware  Investments(R)Fund in which you want to invest the proceeds.  Exchange  instructions and redemption  requests must be signed by the record  owner(s)  exactly as the shares are  registered.  You may  request a redemption  or an  exchange  by calling the  Shareholder  Service  Center at 800
523-1918. The Funds may suspend,  terminate,  or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

     Orders  for the  repurchase  of Fund  shares  which  are  submitted  to the
Distributor  prior to the close of its  business day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the  repurchase  order was received by the  broker/dealer  from the  shareholder prior to the time the  offering  price and NAV are  determined  on such day. The selling dealer has the responsibility of transmitting  orders to the Distributor promptly.  Such repurchase is then settled as an ordinary  transaction  with the broker/dealer  (who may  make a  charge  to the  shareholder  for this  service)
delivering the shares repurchased.

     Payment for shares  redeemed  will  ordinarily  be mailed the next Business
Day, but in no case later than seven days, after receipt of a redemption request in  good  order  by  either  Fund  or  certain  other  authorized  persons  (see
"Distributor" under "Investment Manager and Other Service Providers"); provided, however,  that each commitment to mail or wire redemption  proceeds by a certain time, as described  below,  is modified by the  qualifications  described in the next paragraph.

     The Funds will process  written and  telephone  redemption  requests to the extent that the  purchase  orders for the shares  being  redeemed  have  already settled. The Funds will honor redemption requests as to shares for which a check was tendered as payment,  but the Funds will not mail or wire the proceeds until they are reasonably  satisfied  that the purchase  check has cleared,  which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase  shares by wiring  Federal  Funds.  Each Fund reserves the right to reject a written or telephone  redemption request or delay payment of redemption proceeds  if there has been a recent  change  to the  shareholder's  address  of record.

     If a  shareholder  has been  credited  with a purchase  by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the
Funds  will  automatically  redeem  from the  shareholder's  account  the shares purchased by the check plus any dividends  earned thereon.  Shareholders  may be responsible for any losses to the Funds or to the Distributor.

     In case of a suspension of the determination of the NAV because the NYSE is closed for other than weekends or holidays,  or trading thereon is restricted or an  emergency  exists as a result of which  disposal by the Funds of  securities owned by them is not reasonably practical, or it is not reasonably practical for the  Funds  fairly  to value  their  assets,  or in the  event  that the SEC has provided for such suspension for the protection of  shareholders,  the Funds may postpone  payment or suspend  the right of  redemption  or  repurchase.  In such cases,  the  shareholder  may  withdraw the request for  redemption  or leave it standing  as a  request  for  redemption  at the NAV next  determined  after the suspension has been terminated.

     Payment for shares  redeemed or  repurchased  may be made either in cash or kind,  or partly in cash and partly in kind.  Any portfolio  securities  paid or distributed in kind would be valued as described in "Determining  Offering Price and  Net  Asset  Value"  above.  Subsequent  sale  by an  investor  receiving  a distribution  in kind  could  result in the  payment of  brokerage  commissions.
However,  the Trust has  elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem  shares  solely in cash up to the lesser of $250,000 or 1.00% of the NAV of such Fund during any 90-day period for any one shareholder.

     The value of each Fund's  investments is subject to changing market prices.
Thus, a shareholder  redeeming  shares of the Funds may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

     Certain  redemptions  of Class A Shares  purchased at NAV may result in the imposition of a Limited CDSC. See "Contingent  Deferred Sales Charge for Certain
Redemptions of Class A Shares  Purchased at Net Asset Value" below.  Class B and
Class C Shares are  subject to CDSCs as  described  under  "Contingent  Deferred
Sales  Charge - Class B Shares  and Class C Shares"  under  "Purchasing  Shares"
above and in the Fund Classes'  Prospectuses.  Except for the applicable CDSC or
Limited CDSC and, with respect to the expedited  payment by wire described below for which,  in the case of the Fund  Classes,  there may be a bank wiring  cost, neither  the  Funds  nor  the  Distributor  charge  a  fee  for  redemptions  or repurchases, but such fees could be charged at any time in the future.

     Holders  of Class B Shares or Class C Shares  that  exchange  their  shares
("Original  Shares") for shares of other Delaware  Investments(R)Funds  (in each case,  "New Shares") in a permitted  exchange will not be subject to a CDSC that might otherwise be due upon  redemption of the Original  Shares.  However,  such shareholders  will continue to be subject to the CDSC and any CDSC assessed upon redemption of the New Shares will be charged by the Fund from which the Original
Shares were  exchanged.  In the case of Class B Shares,  shareholders  will also continue to be subject to the  automatic  conversion  schedule  of the  Original
Shares as described in this Part B. In an exchange of Class B Shares, the Fund's
CDSC  schedule may be higher than the CDSC  schedule  relating to the New Shares acquired as a result of the  exchange.  For purposes of computing  the CDSC that may be payable upon a disposition of the New Shares,  the period of time that an investor  held  the  Original  Shares  is added to the  period  of time  that an investor  held the New Shares.  With  respect to Class B Shares,  the  automatic conversion  schedule of the  Original  Shares may be longer than that of the New
Shares.  Consequently,  an  investment  in New Shares by exchange may subject an investor to the higher Rule 12b-1 fees applicable to Class B Shares for a longer period of time than if the investment in New Shares were made directly.

     Holders  of Class A Shares of the Funds may  exchange  all or part of their shares for shares of other Delaware  Investments(R) Funds, including other Class
A Shares, but may not exchange their Class A Shares for Class B Shares,  Class C
Shares,   or  Class  R  Shares   of  the   Funds  or  of  any   other   Delaware
Investments(R)Fund.  Holders of Class B Shares are  permitted to exchange all or part of their  Class B  Shares  only  into  Class B  Shares  of  other  Delaware
Investments(R)Funds.  Similarly,  holders  of Class C Shares  of the  Funds  are permitted  to  exchange  all or part of their  Class C Shares  only into Class C
Shares of any other  Delaware  Investments(R)  Fund.  Class B Shares and Class C
Shares of the Funds acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic  conversion  schedule of the fund from which the  exchange is made.  The holding  period of Class B Shares  acquired by exchange will be added to that of the shares that were exchanged for purposes of determining  the time of the  automatic  conversion  into  Class A Shares of the
Funds.  Holders of Class R Shares of the Funds are  permitted to exchange all or part of their  Class R  Shares  only  into  Class R  Shares  of  other  Delaware
Investments(R)Funds  or, if Class R Shares are not  available  for a  particular fund, into the Class A Shares of such Fund.

     Permissible exchanges into Class A Shares of the Funds will be made without a  front-end  sales  charge,  except  for  exchanges  of  shares  that  were not previously subject to a front-end sales charge (unless such shares were acquired through the  reinvestment  of  dividends).  Permissible  exchanges  into Class B
Shares or Class C Shares will be made  without the  imposition  of a CDSC by the
Delaware Investments(R)Fund from which the exchange is being made at the time of the exchange.

     Each  Fund  also  reserves  the right to  refuse  the  purchase  side of an exchange request by any person, or group if, in the Manager's judgment, the Fund would be  unable  to  invest  effectively  in  accordance  with  its  investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates  simultaneous orders affecting significant portions of the Fund's assets.

     The  Funds  discourage  purchases  by market  timers  and  purchase  orders
(including the purchase side of exchange  orders) by shareholders  identified as market  timers may be  rejected.  The Funds will  consider  anyone who follows a pattern  of market  timing  in any  Delaware  Investments(R)Fund  to be a market timer.

     Market timing of a Delaware  Investments(R)Fund  occurs when investors make consecutive rapid short-term  "roundtrips",  or in other words, purchases into a
Delaware  Investments(R)Fund followed quickly by redemptions out of that Fund. A short-term roundtrip is any redemption of Fund shares within 20 Business Days of a purchase of that Fund's shares. If you make a second such short-term roundtrip in a Delaware  Investments(R)Fund within the same calendar quarter of a previous short-term  roundtrip in that Fund,  you may be considered a market  timer.  The purchase and sale of Fund shares  through the use of the exchange  privilege are also included in determining whether market timing has occurred.  The Funds also reserve the right to consider other trading patterns as market timing.

     Your ability to use the Funds' exchange privilege may be limited if you are identified as a market timer.  If you are identified as a market timer,  we will execute the  redemption  side of your exchange order but may refuse the purchase side of your exchange order.

Written Redemption

     You can write to the Funds at P.O. Box 219656,  Kansas City,  MO 64121-9656
to redeem some or all of your  shares.  The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than
$100,000, or when the proceeds are not sent to the shareholder(s) at the address of record,  the Funds  require a  signature  by all owners of the  account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial  bank,  a  trust  company  or  a  member  of  a  Securities  Transfer
Association Medallion Program ("STAMP").  Each Fund reserves the right to reject a  signature  guarantee  supplied  by  an  eligible  institution  based  on  its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees, or guardians.

     Payment is  normally  mailed the next  Business  Day after  receipt of your redemption  request. If your Class A Shares or Institutional Class Shares are in certificate form, the certificate(s)  must accompany your request and also be in good order.  Certificates  generally are no longer issued for Class A Shares and
Institutional  Class Shares.  Certificates  are not issued for Class B Shares or
Class C Shares.

Written Exchange

     You may also  write to the Funds  (at P.O.  Box  219656,  Kansas  City,  MO
64121-9656)  to request an exchange  of any or all of your  shares into  another
Delaware  Investments(R)Fund,  subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange

     To get the added  convenience  of the  telephone  redemption  and  exchange methods,  you must have the Transfer Agent hold your shares (without charge) for you.  If you  hold  your  Class  A  Shares  or  Institutional  Class  Shares  in certificate  form,  you may redeem or exchange  only by written  request and you must return your certificates.

     Telephone  Redemption:  Check to Your  Address  of Record  service  and the
Telephone Exchange service, both of which are described below, are automatically provided  unless you notify the Funds in which you have your  account in writing that  you do not wish to have  such  services  available  with  respect  to your account.  Each Fund  reserves the right to modify,  terminate  or suspend  these procedures upon 60 days' written notice to shareholders.  It may be difficult to reach the Funds by telephone  during periods when market or economic  conditions lead to an unusually large volume of telephone requests.

     The Funds and their Transfer Agent are not  responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange  of Fund shares  which are  reasonably  believed  to be  genuine.  With respect  to such  telephone  transactions,  the  Funds  will  follow  reasonable procedures to confirm that  instructions  communicated  by telephone are genuine
(including  verification  of a form of personal  identification)  as, if it does not,  such  Fund or the  Transfer  Agent  may be liable  for any  losses  due to unauthorized or fraudulent transactions.  Telephone instructions received by the
Fund Classes are generally tape  recorded,  and a written  confirmation  will be provided for all purchase,  exchange and  redemption  transactions  initiated by telephone.  By  exchanging  shares by  telephone,  you are  acknowledging  prior receipt of a prospectus for the fund into which your shares are being exchanged.

     Telephone  Redemption  - Check to Your  Address  of Record:  The  Telephone
Redemption  feature  is a quick and easy  method to redeem  shares.  You or your investment  dealer of record can have  redemption  proceeds  of $100,000 or less mailed  to you at  your  address  of  record.  Checks  will  be  payable  to the shareholder(s) of record. Payment is normally mailed the next Business Day after receipt of the redemption request. This service is only available to individual, joint, and individual fiduciary-type accounts.

     Telephone Redemption - Proceeds to Your Bank: Redemption proceeds of $1,000 or more can be  transferred  to your  pre-designated  bank account by wire or by check.  You should  authorize  this service when you open your  account.  If you change your pre-designated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file.  If you  request a wire,  your funds will  normally be sent the next
Business Day. If the proceeds are wired to the  shareholder's  account at a bank which is not a member of the Federal Reserve  System,  there could be a delay in the crediting of the funds to the  shareholder's  bank account.  A bank wire fee may be deducted from Fund Class redemption proceeds.  If you ask for a check, it will normally be mailed the next  Business Day after receipt of your  redemption request to your pre-designated bank account. There are no separate fees for this redemption  method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your  pre-designated  bank account.  Simply call the  Shareholder  Service  Center at 800 523-1918 prior to the time the offering price and NAV are determined, as noted above.

Telephone Exchange

     The Telephone  Exchange feature is a convenient and efficient way to adjust
your  investment   holdings  as  your  liquidity   requirements  and  investment
objectives  change.  You or your  investment  dealer of record can exchange your shares  into other  Delaware  Investments(R)Funds  under the same  registration, subject to the same  conditions and  limitations as other exchanges noted above.
As with the written  exchange  service,  telephone  exchanges are subject to the requirements  of the Funds,  as  described  above.  Telephone  exchanges  may be subject to limitations as to amount or frequency.

     The  telephone   exchange   privilege  is  intended  as  a  convenience  to
shareholders  and is not  intended to be a vehicle to  speculate  on  short-term swings in the securities market through frequent  transactions in and out of the
Delaware Investments(R)Funds.  Telephone exchanges may be subject to limitations as to amounts or frequency.  The Transfer  Agent and each Fund reserve the right to record  exchange  instructions  received by telephone and to reject  exchange requests at any time in the future.

MoneyLineSM On Demand

     You or your investment dealer may request  redemptions of Fund Class shares by phone using  MoneyLineSM  On Demand.  When you  authorize the Funds to accept such requests  from you or your  investment  dealer,  funds will be deposited to your pre-designated bank account. Your request will be processed the same day if you call prior to 4 p.m.,  Eastern  time.  There is a $25  minimum  and  $50,000 maximum limit for MoneyLineSM On Demand transactions.  For more information, see
"MoneyLineSM On Demand" under "Investment Plans" above.

Systematic Withdrawal Plans

     Shareholders  of the Fund  Classes  who own or  purchase  $5,000 or more of shares at the offering price, or NAV, as applicable, for which certificates have not  been  issued  may  establish  a  Systematic  Withdrawal  Plan  for  monthly withdrawals of $25 or more, or quarterly  withdrawals  of $75 or more,  although the  Funds  do  not  recommend  any  specific  amount  of  withdrawal.  This  is particularly  useful  to  shareholders  living  on fixed  incomes,  since it can provide them with a stable  supplemental  amount.  This $5,000  minimum does not apply for the  investments  made  through  qualified  retirement  plans.  Shares purchased with the initial investment and through reinvestment of cash dividends
and  realized   securities  profits   distributions  will  be  credited  to  the
shareholder's account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third Business Day preceding the mailing date.

     Checks are dated  either the 1st or the 15th of the month,  as  selected by the  shareholder  (unless  such date falls on a holiday or a  weekend),  and are normally  mailed within two Business Days.  Both ordinary  income  dividends and realized  securities profits  distributions will be automatically  reinvested in additional  shares of the Class at NAV.  This  plan is not  recommended  for all investors  and  should  be  started  only  after  careful  consideration  of its operation and effect upon the investor's savings and investment  program. To the extent  that  withdrawal  payments  from the plan  exceed any  dividends  and/or realized  securities  profits  distributions paid on shares held under the plan, the  withdrawal  payments  will  represent  a return of  capital,  and the share
balance  may  in  time  be  depleted,   particularly  in  a  declining   market.
Shareholders  should not purchase  additional  shares while  participating  in a
Systematic Withdrawal Plan.

     The sale of shares for withdrawal payments  constitutes a taxable event and a shareholder  may incur a capital gain or loss for federal income tax purposes.
This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated.  Premature withdrawals from retirement plans may have adverse tax consequences.

     Withdrawals  under  this  plan  made  concurrently  with the  purchases  of additional shares may be disadvantageous to the shareholder.  Purchases of Class
A Shares through a periodic  investment  program in the Funds must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except  if the  shareholder  is a  participant  in a  retirement  plan  offering
Delaware  Investments(R)Funds  or is investing  in Delaware  Investments(R)Funds which do not carry a sales charge.  Redemptions of Class A Shares  pursuant to a
Systematic  Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at NAV and a  dealer's  commission  has  been  paid on that  purchase.  The applicable  Limited  CDSC for  Class A Shares  and CDSC for Class B and C Shares
redeemed via a Systematic  Withdrawal  Plan will be waived if the annual  amount withdrawn in each year is less than 12% of the account  balance on the date that the Plan is established.  If the annual amount withdrawn in any year exceeds 12%
of the  account  balance  on the date  that the  Systematic  Withdrawal  Plan is established,  all redemptions under the Plan will be subjected to the applicable
CDSC,  including an assessment for previously  redeemed  amounts under the Plan.
Whether  a waiver  of the CDSC is  available  or not,  the  first  shares  to be redeemed for each  Systematic  Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired  through  the  reinvestment  of  distributions.  See the Fund  Classes'
Prospectuses for more information about the waiver of CDSCs.

     An investor wishing to start a Systematic  Withdrawal Plan must complete an authorization  form. If the recipient of Systematic  Withdrawal Plan payments is other than the  registered  shareholder,  the  shareholder's  signature  on this authorization must be guaranteed.  Each signature  guarantee must be supplied by an eligible  guarantor  institution.  Each Fund  reserves  the right to reject a
signature   guarantee   supplied  by  an  eligible   institution  based  on  its
creditworthiness. This plan may be terminated by the shareholder or the Transfer
Agent at any time by giving written notice.

     Systematic  Withdrawal  Plan  payments are normally  made by check.  In the alternative,  you may elect to have  your  payments  transferred  from your Fund account to your  pre-designated  bank  account  through the  MoneyLineSM  Direct
Deposit Service. Your funds will normally be credited to your bank account up to four Business  Days after the payment date.  There are no separate fees for this redemption  method. It may take up to four Business Days for the transactions to be completed.  You can initiate  this service by completing an Account  Services form. If your name and address are not identical to the name and address on your
Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service;  however,  your bank may charge a fee. This service is not available for retirement plans.

     The  Systematic  Withdrawal  Plan is not  available  for the  Institutional
Classes.  Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

Contingent  Deferred  Sales  Charge for  Certain  Redemptions  of Class A Shares
Purchased at Net Asset Value

     For  purchases  of  $1,000,000,  a Limited  CDSC will be imposed on certain redemptions  of Class A Shares  (or  shares  into  which such Class A Shares are exchanged) according to the following schedule: (i) 1.00% if shares are redeemed during  the first  year after the  purchase;  and (ii) 0.50% if such  shares are redeemed during the second year after the purchase,  if such purchases were made at NAV and triggered the payment by the  Distributor of the dealer's  commission described above in "Dealer's Commission" under "Purchasing Shares."

     The Limited CDSC will be paid to the Distributor and will be assessed on an amount  equal to the lesser of: (i) the NAV at the time of purchase of the Class
A Shares  being  redeemed  or (ii) the NAV of such Class A Shares at the time of redemption. For purposes of this formula, the "NAV at the time of purchase" will be the NAV at  purchase  of the Class A Shares  even if those  shares  are later exchanged for shares of another Delaware Investments(R)Fund and, in the event of an  exchange  of  Class  A  Shares,  the  "NAV  of such  shares  at the  time of redemption" will be the NAV of the shares acquired in the exchange.

     Redemptions of such Class A Shares held for more than two years will not be subject to the Limited  CDSC and an exchange of such Class A Shares into another
Delaware  Investments(R)Fund will not trigger the imposition of the Limited CDSC at the time of such  exchange.  The period a shareholder  owns shares into which
Class A Shares are exchanged will count towards  satisfying the two-year holding period.  The Limited  CDSC is assessed if such two year period is not  satisfied irrespective  of whether  the  redemption  triggering  its payment is of Class A
Shares of the Funds or Class A Shares acquired in the exchange.

     In determining  whether a Limited CDSC is payable,  it will be assumed that shares not subject to the Limited CDSC are the first redeemed  followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Waivers of Contingent Deferred Sales Charges

     Please  see the Fund  Classes'  Prospectuses  for  instances  in which  the
Limited CDSC  applicable  to Class A Shares and the CDSCs  applicable to Class B and C Shares may be waived.

     As disclosed in the Fund Classes'  Prospectuses,  certain  retirement plans that contain  certain legacy assets may redeem shares without paying a CDSC. The following plans may redeem shares without paying a CDSC:

o    The redemption must be made by a group defined contribution retirement plan that purchased  Class A shares through a retirement  plan alliance  program that  required  shares to be available at NAV and RFS served as the sponsor of the alliance program or had a product  participation  agreement with the sponsor of the alliance  program that specified that the limited CDSC would be waived.

o    The redemption must be made by any group retirement plan (excluding defined
     benefit   pension  plans)  that  purchased   Class  C  shares  prior  to  a
     recordkeeping  transition  period  from  August  2004 to  October  2004 and purchased shares through a retirement plan alliance program,  provided that
     (i)  RFS  was  the  sponsor  of  the  alliance  program  or  had a  product participation  agreement with the sponsor of the alliance  program and (ii)
     RFS  provided  fully  bundled   retirement  plan  services  and  maintained
     participant records on its proprietary recordkeeping system.

--------------------------------------------------------------------------------
                             DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
Distributions

     The policy of the Trust is to distribute  substantially  all of each Fund's net investment income and net realized capital gains, if any,  annually,  in the amount and at the times that will avoid any federal income or excise taxes. This may require additional payments,  if any, to be made during the first quarter of the following taxable year.

     All  dividends and any capital  gains will be  automatically  reinvested in additional  shares  of the same  Class  of a Fund at the NAV on the  ex-dividend date,  unless you  otherwise  designate  in writing that such  dividends  and/or distributions  are to be paid in cash.  If you elect to take your  dividends and distributions in cash and such dividends and  distributions  are in an amount of
$25 or more, you may choose the MoneyLineSM Direct Deposit Service and have such payments transferred from your Fund account to your pre-designated bank account.
See "Systematic Withdrawal Plans" above. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a  shareholder's  dividends  increase to greater than
$1.00,  the  shareholder  would  have to file a new  election  in order to begin receiving dividends in cash again.

     Any check in payment of  dividends or other  distributions  which cannot be delivered by the United  States Postal  Service or which remains  uncashed for a period of more than one year may be reinvested in the  shareholder's  account at the  then-current  NAV and the  dividend  option  may be  changed  from  cash to reinvest. A Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United
States Postal Service or the Fund is otherwise  unable to locate the shareholder or  verify  the  shareholder's  mailing  address.  These  costs  may  include  a percentage  of the account when a search  company  charges a  percentage  fee in exchange for their location services.

     Each class of shares of a Fund will share proportionately in the investment income and expenses of such Fund, except that, absent any applicable fee waiver,
Class A Shares,  Class B Shares,  Class C Shares  and Class R Shares  alone will incur distribution fees under their respective Rule 12b-1 Plans.

Taxes

     Distributions of Net Investment  Income. The Funds receive income generally in the  form of  dividends  and  interest  on  their  investments  in  portfolio securities.  This income,  less  expenses  incurred in the  operation of a Fund, constitutes  its net investment  income from which dividends may be paid to you.
If you are a taxable  investor,  any  distributions  by a Fund from such  income
(other than qualified  dividend income received by individuals)  will be taxable to you at  ordinary  income  tax  rates,  whether  you  take  them in cash or in additional  shares.  Distributions from qualified dividend income are taxable to individuals at long-term  capital gain rates,  provided  certain  holding period requirements  are met. See the  discussion  below under the heading,  "Qualified
Dividend Income for Individuals."

     Distributions  of Capital Gains. A Fund may derive capital gain and loss in connection  with  sales  or  other  dispositions  of its  portfolio  securities.
Distributions  derived from the excess of net  short-term  capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term  capital gain over net short-term  capital loss will be taxable to you as long-term  capital  gain,  regardless of how long you have held your shares in the Fund. Any net  short-term or long-term  capital gain realized by a Fund (net of any capital loss  carryovers)  generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

     Returns of Capital. If a Fund's distributions exceed its taxable income and capital  gains  realized  during  a  taxable  year,  all  or a  portion  of  the distributions  made in the same taxable year may be  recharacterized as a return of capital to shareholders.  A return of capital distribution will generally not be taxable,  but will reduce each  shareholder's cost basis in a Fund and result in a higher  reported  capital  gain or lower  reported  capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

     Investment  in  Foreign  Securities.  Each Fund is  permitted  to invest in foreign securities as described above. Accordingly,  the Funds may be subject to foreign  withholding taxes on income from certain foreign  securities.  This, in turn, could reduce a Fund's distributions paid to you.

     Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income for federal  income tax  purposes  by a Fund.  Similarly,  foreign  exchange  losses realized  on the sale of debt  securities  generally  are  treated  as  ordinary losses.  These gains when distributed are taxable to you as ordinary income, and
any  losses  reduce  the  Fund's   ordinary  income   otherwise   available  for
distribution to you. This treatment could increase or decrease a Fund's ordinary income  distributions  to you, and may cause some or all of a Fund's  previously distributed income to be classified as a return of capital.

     PFIC  securities.  The Funds may invest in securities  of foreign  entities that  could be deemed for  federal  income tax  purposes  to be passive  foreign investment companies ("PFICs"). In general, a PFIC is any foreign corporation if
75% or more of its gross income for its taxable year is passive  income,  or 50%
or more of its average  assets (by value) are held for the production of passive income.  When investing in PFIC securities,  each Fund intends to mark-to-market these  securities  under  certain  provisions  of the  Code  and  recognize  any unrealized  gains as ordinary  income at the end of the Fund's fiscal and excise
(described  below) tax years.  Deductions  for losses are allowable  only to the extent of any current or previously  recognized  gains.  These gains (reduced by allowable  losses)  are  treated as  ordinary  income that a Fund is required to distribute,  even  though  it has not  sold or  received  dividends  from  these securities.  You should also be aware that the designation of a foreign security as a PFIC  security  will  cause its  income  dividends  to fall  outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced  rate of taxation on qualified  dividends  when distributed  to you by a Fund.  In addition,  if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market  election, the Fund may be  subject  to  U.S.  federal  income  tax  on a  portion  of  any  "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable  dividend by the Fund to its  shareholders.  Additional charges  in the  nature of  interest  may be  imposed  on a Fund in  respect  of deferred taxes arising from such distributions or gains.

     Information  on the Amount and Tax  Character of  Distributions.  The Funds
will inform you of the amount and  character of your  distributions  at the time they are paid, and will advise you of the tax status of such  distributions  for federal  income tax purposes  shortly after the close of each calendar  year. If you have  not held  Fund  shares  for a full  year,  a Fund  may  designate  and distribute to you, as ordinary income, qualified dividends or capital gains, and in  the  case  of  non-U.S.  shareholders,  a Fund  may  further  designate  and distribute as interest-related  dividends and short-term capital gain dividends, a  percentage  of income  that is not equal to the actual  amount of such income earned during the period of your investment in the Fund.  Taxable  distributions declared by a Fund in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

     Election  to be Taxed as a  Regulated  Investment  Company.  Each  Fund has
elected,  or intends to elect, to be treated as a regulated  investment  company under  Subchapter  M of the  Internal  Revenue  Code  ("Code") and intends to so qualify during the current  fiscal year. As a regulated  investment  company,  a
Fund  generally is not subject to entity level federal  income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute  a  Fund's  net  long-term  capital  gain  or  not  to  maintain  the qualification of a Fund as a regulated  investment company if it determines such a course of action to be beneficial to  shareholders.  If net long-term  capital gain is retained, a Fund would be taxed on the gain at the highest corporate tax rate, and  shareholders  would be notified that they are entitled to a credit or refund for the tax paid by the Fund.  If a Fund fails to qualify as a  regulated investment  company,  the Fund would be subject to federal  and state  corporate taxes on its taxable income and gains, and  distributions to you will be treated as taxable dividend income to the extent of such Fund's earnings and profits.

     In order to qualify as a regulated  investment  company for federal  income tax  purposes,  each Fund must meet certain  asset  diversification,  income and distribution specific requirements, including:

     (i)  A Fund must maintain a diversified portfolio of securities, wherein no security,  including  the  securities of a qualified  publicly  traded partnership (other than U.S.  government  securities and securities of other  regulated  investment  companies)  can exceed 25% of the Fund's total assets,  and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment  companies) can exceed 5%
          of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

     (ii) A Fund must derive at least 90% of its gross  income  from  dividends, interest,  payments with respect to securities  loans,  gains from the sale or disposition  of stock,  securities or foreign  currencies,  or other income derived with respect to its business of investing in such stock,  securities,  or  currencies,  and net income  derived  from an interest in a qualified publicly traded partnership; and

     (iii) A Fund  must  distribute  to its  shareholders  at  least  90% of its investment  company taxable income and net tax-exempt  income for each of its fiscal years.

     Excise Tax Distribution  Requirements.  As a regulated  investment company, each Fund is  required  to  distribute  its income and gains on a calendar  year basis, regardless of the Fund's fiscal year end as follows:

     Required distributions. To avoid a 4% federal excise tax, the Code requires a Fund to  distribute  to you by  December  31 of each year,  at a minimum,  the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the  twelve-month  period ending  October 31; and 100% of any  undistributed  amounts from the prior year.
The Funds intend to declare and pay these  distributions  in December (or to pay them in January,  in which case you must treat them as received in December) but can give no assurances  that its  distributions  will be sufficient to eliminate all taxes.

     Post-October  losses.   Because  the  periods  for  measuring  a  regulated
investment  company's  income are  different  for excise and income tax purposes special rules are required to protect the amount of earnings and profits  needed to support excise tax  distributions.  For instance,  if a regulated  investment company that uses October 31st as the measurement  period for paying out capital gain net income  realizes  a net  capital  loss after  October 31 and before the close of its taxable year, the fund likely would have insufficient  earnings and profits for that taxable year to support the dividend  treatment of its required distributions for that calendar year. Accordingly,  a Fund is permitted to elect to treat net capital losses realized  between November 1 and its fiscal year end of June 30 ( "post-October loss") as occurring on the first day of the following tax year (i.e., July 1).

     Sales,  Exchanges  and  Redemption  of Fund Shares.  Sales,  exchanges  and
redemptions   (including  redemptions  in  kind)  of  Fund  shares  are  taxable transactions for federal and state income tax purposes.  If you redeem your Fund shares,  the Internal Revenue Service requires you to report any gain or loss on your  redemption.  If you held your shares as a capital asset,  the gain or loss that  you  realize  will be a  capital  gain or loss and  will be  long-term  or short-term, generally depending on how long you have held your shares.

     Redemptions at a loss within six months of purchase. Any loss incurred on a redemption  or exchange of shares held for six months or less will be treated as long-term  capital loss to the extent of any long-term  capital gain distributed to you by the Fund on those shares.

     Wash sales.  All or a portion of any loss that you realize on a  redemption of your Fund shares will be  disallowed  to the extent that you buy other shares in the Fund  (through  reinvestment  of dividends or  otherwise)  within 30 days before or after your share  redemption.  Any loss  disallowed  under these rules will be added to your tax basis in the new shares.

     Deferral of basis - Class A shares only.  In reporting  gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

     IF:

     o    In your original purchase of Fund shares,  you received a reinvestment right (the right to reinvest your sales  proceeds at a reduced or with no sales charge), and
     o    You sell some or all of your  original  shares within 90 days of their purchase, and
     o    You reinvest the sales  proceeds in the Fund or in another  fund,  and the sales charge that would otherwise apply is reduced or eliminated;

     THEN:

     In  reporting  any gain or loss on your sale,  all or a portion of the sales charge that you paid for your  original  shares is excluded from your tax basis in the  shares  sold and added to your tax basis in the new shares.

     Conversion of Class B shares into Class A shares. The automatic  conversion of Class B Shares  into Class A Shares at the end of  approximately  eight years after  purchase will be tax-free for federal  income tax purposes.  Shareholders should consult their tax advisers regarding the state and local tax consequences of the conversion of Class B Shares into Class A Shares, or any other conversion or exchange of shares.

     U.S.  Government  Securities.  Income  earned on  certain  U.S.  government obligations  is exempt  from  state and local  personal  income  taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct  obligations of the U.S.  government,  subject in some states to minimum  investment  or reporting  requirements  that must be met by a
Fund.  Income on  investments  by a Fund in certain other  obligations,  such as repurchase agreements collateralized by U.S. government obligations,  commercial paper and federal  agency-backed  obligations  (e.g., GNMA or FNMA obligations), generally  does not qualify for  tax-free  treatment.  The rules on exclusion of this income are different for corporations.

     Qualified Dividend Income for Individuals.  For individual shareholders,  a portion of the dividends paid by a Fund may be qualified dividend income,  which is eligible  for taxation at  long-term  capital  gain rates.  This reduced rate generally is available for dividends  paid by a Fund out of dividends  earned on the Fund's  investment in stocks of domestic  corporations and qualified foreign corporations.

     Both a Fund and the investor must meet certain holding period  requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day  period  beginning  60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the  dividend  payment.  When  counting the number of days you held your
Fund  shares,  include the day you sold your shares but not the day you acquired these shares.

     While the income  received in the form of a qualified  dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term  capital  losses against  qualified dividend income on your federal income tax return. Any qualified dividend income that  you  elect  to be taxed at these  reduced  rates  also  cannot  be used as investment income in determining your allowable investment interest expense. For other  limitations on the amount of or use of qualified  dividend income on your income tax return, please contact your personal tax advisor.

     After the close of its fiscal  year, a Fund will  designate  the portion of its ordinary  dividend  income that meets the  definition of qualified  dividend income  taxable  at  reduced  rates.  If 95% or more of a Fund's  income is from qualified  sources,  it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

     Dividends-Received Deduction for Corporations.  For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction.  The portion of dividends  paid by a Fund that so  qualifies  will be designated each year in a notice mailed to the Fund's  shareholders,  and cannot exceed the gross amount of dividends  received by the Fund from domestic  (U.S.)
corporations that would have qualified for the  dividends-received  deduction in the hands of the Fund if the Fund was a regular corporation.

     The availability of the dividends-received  deduction is subject to certain holding  period and debt  financing  restrictions  imposed under the Code on the corporation  claiming  the  deduction.  The amount that a Fund may  designate as eligible for the  dividends-received  deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were  debt-financed or held by the Fund for less than a minimum  period of time,  generally 46 days during a
91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your  Fund  shares  are  debt-financed  or held by you for less than a 46-day period then the  dividends-received  deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion)
must be included in your alternative minimum taxable income calculation.

     Investment  in  Complex  Securities.   The  Funds  may  invest  in  complex
securities  that could be subject to  numerous  special  and  complex tax rules.
These rules  could  accelerate  the  recognition  of income by a Fund  (possibly causing a Fund to sell securities to raise the cash for necessary distributions)
and/or  defer a Fund's  ability to  recognize  a loss,  and,  in limited  cases, subject a Fund to U.S. federal income tax. These rules could also affect whether gain or loss  recognized  by a Fund is treated as  ordinary  or  capital,  or as interest or dividend income.  These rules could,  therefore,  affect the amount, timing or character of the income distributed to you by a Fund. For example:

     Derivatives.  Delaware American Services Fund and Delaware Small Cap Growth
Fund are permitted to invest in certain  options,  futures,  forwards or foreign currency contracts. If a Fund makes these investments,  under certain provisions of the Code, it may be required to mark-to-market  these contracts and recognize for federal  income tax purposes any  unrealized  gains and losses at its fiscal year end even though it continues to hold the contracts. Under these provisions, gains or losses on the contracts generally would be treated as 60% long-term and
40% short-term gains or losses,  but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses.  In determining its net income for excise tax purposes,  a Fund also would be required to mark-to-market these  contracts  annually  as of  October 31 (for  capital  gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

     Short sales and  securities  lending  transactions.  A Fund's  entry into a short sale  transaction  or an option or other  contract could be treated as the
"constructive  sale"  of an  "appreciated  financial  position,"  causing  it to realize gain, but not loss, on the position.  Additionally,  a Fund's entry into securities  lending  transactions may cause the replacement income earned on the loaned  securities  to fall  outside of the  definition  of  qualified  dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

     Tax  straddles.  A Fund's  investment  in options,  futures,  forwards,  or foreign currency contracts in connection with certain hedging transactions could cause it to hold  offsetting  positions in securities.  If a Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds  other  securities,  the Fund  could be deemed to have entered  into a tax  "straddle"  or to hold a  "successor  position"  that would require any loss realized by it to be deferred for tax purposes.

     Convertible  debt.  Convertible  debt is  ordinarily  treated  as a "single property"  consisting of a pure debt interest until conversion,  after which the investment  becomes an equity  interest.  If the security is issued at a premium
(i.e.,  for cash in  excess  of the face  amount  payable  on  retirement),  the creditor-holder  may  amortize  the  premium  over the life of the bond.  If the
security   is  issued  for  cash  at  a  price  below  its  face   amount,   the
creditor-holder  must accrue  original issue discount in income over the life of the debt.

     Investment in taxable mortgage pools (excess inclusion income). Real estate investment  trusts  ("REITs") in which a Fund invests (if any) may hold residual interests in certain  mortgage  pooling  vehicles formed as real estate mortgage investment conduits ("REMICs") and/or may enter into transactions that result in a portion of the REIT's assets  qualifying as a "taxable mortgage pool" for U.S.
federal income tax purposes.  Also, a Fund may make direct  investments in REMIC residual interests.  The portion of a Fund's income received from REMIC residual interests,  either  directly or through an  investment in a REIT that holds such interests or qualifies as a taxable mortgage pool (such income is referred to in the Code as "excess inclusion  income") generally is required to be allocated by the Fund to the Fund's  shareholders in proportion to the dividends paid to such shareholders  with the same  consequences  as if the  shareholders  received the excess inclusion income directly.

     Under these rules, a Fund will be taxed at the highest corporate income tax rate on its excess  inclusion  income that is allocable to the percentage of its shares held in record name by "disqualified  organizations," which are generally certain cooperatives,  governmental  entities and tax-exempt  organizations that are exempt from tax on unrelated  business  taxable  income.  To the extent that
Fund shares owned by "disqualified  organizations"  are held in record name by a broker/dealer  or other  nominee,  the  broker/dealer  or other nominee would be liable for the corporate level tax on the portion of the Fund's excess inclusion income  allocable to Fund shares held by the  broker/dealer  or other nominee on behalf of the "disqualified  organizations."  The Funds expect that disqualified organizations  own their shares.  Because this tax is imposed at the Fund level,
all   shareholders,   including   shareholders   that   are   not   disqualified
organizations,  will bear a portion of the tax cost  associated  with the Fund's receipt of excess inclusion income. However, to the extent permissible under the
1940 Act, regulated  investment  companies such as the Funds are permitted under
Treasury  Regulations to specially allocate this tax expense to the disqualified organizations  to which it is  attributable,  without  a  concern  that  such an allocation will constitute a preferential dividend.

     In addition,  with respect to Fund  shareholders who are not nominees,  for
Fund taxable  years  beginning  on or after  January 1, 2007, a Fund must report excess inclusion income to shareholders in two cases:

     o    If the excess  inclusion  income  received  by a Fund from all sources exceeds 1% of the Fund's gross income,  it must inform the non-nominee shareholders  of the amount and character of excess  inclusion  income allocated to them; and

     o    If a Fund receives  excess  inclusion  income from a REIT whose excess inclusion  income in its most  recent  tax year  ending not later than nine months  before the first day of the Fund's  taxable year exceeded
          3% of the REIT's total dividends, the Fund must inform its non-nominee shareholders  of the amount  and  character  of the  excess  inclusion income allocated to them from such REIT.

     Under these rules,  the taxable  income of any Fund  shareholder  can in no event be less that the sum of the  excess  inclusion  income  allocated  to that shareholder  and any such  excess  inclusion  income  cannot  be  offset  by net operating losses of the shareholder.  If the shareholder is a tax-exempt  entity and not a  "disqualified  organization,"  then this  income is fully  taxable as unrelated business taxable income under the Code.  Charitable reminder trusts do not incur  UBTI by  receiving  excess  inclusion  income  from the Fund.  If the shareholder  is a non-U.S.  person,  such  shareholder  would be subject to U.S.
federal income tax withholding at a rate of 30% on this income without reduction or exemption  pursuant to any  otherwise  applicable  income tax treaty.  If the shareholder  is a REIT,  a regulated  investment  company,  common trust fund or other  pass-through  entity,  such  shareholder's  allocable share of the Fund's excess  inclusion  income would be considered  excess  inclusion  income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess  inclusion  income allocated to their owners that are disqualified organizations.  Accordingly,  investors  should be aware  that a portion  of the
Fund's income may be considered excess inclusion income.

     Compliance  with  these   requirements   will  require  a  Fund  to  obtain
significant cooperation from the REITs in which it invests.

     Investments in securities of uncertain tax character.  Each Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such  securities  or the income  from such  securities  differs  from the tax treatment  expected by a Fund, it could affect the timing or character of income recognized by the Fund,  requiring the Fund to purchase or sell  securities,  or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

     Backup Withholding.  By law, a Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

     o    provide  your  correct  social  security  or  taxpayer  identification number,
     o    certify that this number is correct,
     o    certify that you are not subject to backup withholding, and
     o    certify that you are a U.S. person (including a U.S. resident alien).

     A  Fund  also  must  withhold  if  the  IRS  instructs  it to do  so.  When withholding  is  required,  the amount will be 28% of any  dividends or proceeds paid.  The special U.S. tax  certification  requirements  applicable to non-U.S.
investors are described under the "Non-U.S. Investors" heading below.

     Non-U.S. Investors.  Non-U.S. investors (shareholders who, as to the United
States,  are a nonresident  alien individual,  foreign trust or estate,  foreign corporation,  or foreign  partnership)  may be subject to U.S.  withholding  and estate tax and are  subject  to special  U.S.  tax  certification  requirements.
Non-U.S.  investors should consult their tax advisors about the applicability of
U.S.  tax  withholding  and the use of the  appropriate  forms to certify  their status.

     In general.  The United  States  imposes a flat 30%  withholding  tax (or a withholding tax at a lower treaty rate) on U.S. source  dividends,  including on income  dividends  paid to you by a Fund,  subject  to  certain  exemptions  for
dividends  designated  as  capital  gain  dividends,   short-term  capital  gain
dividends  and   interest-related   dividends  as  described   below.   However,
notwithstanding  such  exemptions  from  U.S.  withholding  at the  source,  any dividends and distributions of income and capital gains,  including the proceeds from the sale of your Fund shares,  will be subject to backup  withholding  at a rate of 28% if you fail to properly certify that you are not a U.S. person.

     Capital gain  dividends & short-term  capital gain  dividends.  In general, capital gain  dividends  designated by a Fund and paid from either  long-term or short-term  capital gains (other than gain realized on  disposition of U.S. real property  interests)  are not subject to U.S.  withholding  tax unless you are a nonresident  alien  individual  present  in the  United  States  for a period or periods aggregating 183 days or more during the taxable year.

     Interest-related dividends. Interest-related dividends designated by a Fund and paid from qualified net interest income are not subject to U.S.  withholding tax.  "Qualified  interest income"  includes,  in general,  U.S. source (1) bank deposit interest,  (2) short-term  original discount and (3) interest (including original  issue  discount,  market  discount,  or  acquisition  discount)  on an obligation  which is in  registered  form,  unless it is earned on an obligation issued  by a  corporation  or  partnership  in which  the  Fund is a  10-percent shareholder or is contingent  interest,  and (4) any  interest-related  dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by a Fund as an interest-related dividend may be more or less  than the  amount  that is so  qualified.  This is  because  the designation  is based on an estimate of a Fund's  qualified net interest  income for its entire  fiscal  year,  which can only be  determined  with  exactness at fiscal year end. As a  consequence,  a Fund may over  withhold a small amount of
U.S. tax from a dividend  payment.  In this case, the non-U.S.  investor's  only recourse may be to either forgo recovery of the excess withholding, or to file a
United States nonresident income tax return to recover the excess withholding.

     Further  limitations  on tax reporting for  interest-related  dividends and short-term  capital gain dividends for non-U.S.  investors;  sunset rule. It may not be practical in every case for a Fund to  designate,  and each Fund reserves the right in these cases to not designate,  small amounts of interest-related or short-term  capital  gain  dividends.  Additionally,  a  Fund's  designation  of interest-related  or short-term capital gain dividends may not be passed through
to   shareholders   by   intermediaries   who   have   assumed   tax   reporting
responsibilities  for this income in managed or omnibus  accounts due to systems limitations  or operational  constraints.  The exemption  from  withholding  for short-term capital gain dividends and interest-related  dividends paid by a Fund is  effective  for  dividends  paid  with  respect  to  taxable  years of a Fund beginning  after  December  31,  2004 and  before  January 1, 2008  unless  such exemptions are extended or made permanent.

     Investment in U.S. real property. A Fund may invest in equity securities of corporations that invest in U.S. real property, including Real Estate Investment
Trusts  (REITs).  The sale of a U.S. real  property  interest by a Fund, or by a
REIT or U.S. real property  holding  corporation in which the Fund invests,  may trigger  special  tax  consequences  to the Fund's  non-U.S.  shareholders.  The
Foreign  Investment  in Real Property Tax Act of 1980  (FIRPTA)  makes  non-U.S.
persons  subject to U.S. tax on disposition of a U.S. real property  interest as if he or she were a U.S.  person.  Such gain is sometimes  referred to as FIRPTA gain. The Code provides a look-through  rule for distributions of FIRPTA gain by a regulated investment company (RIC) such as a Fund, as follows:

     o    The RIC is classified as a qualified  investment  entity. A "qualified investment entity" includes a RIC if, in general, more than 50% of the
          RIC's assets  consists of interests  in REITs and U.S.  real  property holding corporations;
     o    You are a  non-U.S.  shareholder  that owns more than 5% of a class of
          Fund shares at any time during the one-year  period ending on the date of the distribution; and
     o    If these conditions are met, Fund  distributions to you are treated as gain from the  disposition of a U.S. real property  interest  (USRPI), causing the  distribution  to be subject to U.S.  withholding tax at a rate of 35%, and requiring that you to file a nonresident  U.S. income tax return.
     o    In addition,  even if you are a non-U.S.  shareholder  that owns 5% or less  of a  class  of  shares  of a  Fund  classified  as a  qualified investment  entity,  Fund  distributions  to you  attributable to gain realized  by the Fund from  disposition  of USRPI  will be  treated as ordinary  dividends  (rather  than short- or long-term  capital  gain)
          subject to withholding at a 30% or lower treaty rate.

     Because  each Fund  expects  to invest  less than 50% of its  assets at all times,  directly and indirectly,  in U.S. real property interests,  the Funds do not expect to pay any  dividends  that would be subject to FIRPTA  reporting and tax withholding.

     Net investment  income from dividends on stock and foreign source  interest income continue to be subject to withholding tax; effectively  connected income.
Ordinary dividends paid by a Fund to non-U.S.  investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and
(ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.
If you hold your Fund shares in connection  with a U.S. trade or business,  your income and gains will be considered  effectively  connected  income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident
U.S. income tax return.

     U.S.  estate tax. An  individual  who, at the time of death,  is a non-U.S.
shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless  a treaty  exemption  applies.  If a treaty  exemption  is  available,  a decedent's estate may nonetheless need to file a U.S. estate tax return to claim the  exemption  in order to  obtain a U.S.  federal  transfer  certificate.  The transfer  certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit  (equivalent to U.S. situs assets with a value of $60,000).  For estates  with U.S.  situs assets of not more than
$60,000,  the Fund may accept, in lieu of a transfer  certificate,  an affidavit from an appropriate  individual evidencing that decedent's U.S. situs assets are below this threshold  amount.  In addition,  a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident  decedent.  The amount  treated as exempt is based upon the  proportion  of the assets held by a
Fund at the end of the quarter  immediately  preceding the decedent's death that are debt  obligations,  deposits,  or other  property  that would  generally  be treated as situated  outside the United  States if held  directly by the estate.
This  provision  applies to decedents  dying after  December 31, 2004 and before
January 1, 2008, unless such provision is extended or made permanent.  Transfers by gift of shares of a Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S.  shareholder  entitled  to claim the  benefits of an  applicable  tax treaty may be different from those described herein.  Non-U.S.  shareholders are urged to consult  their own tax  advisers  with  respect to the  particular  tax consequences to them of an investment in a Fund,  including the applicability of foreign tax.

     U.S tax certification  rules.  Special U.S. tax certification  requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence.  In general, a non-U.S.  shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person,  to claim that you are the beneficial owner of the income and, if applicable,  to claim a reduced rate of, or exemption from,  withholding as a  resident  of a country  with  which the  United  States  has an income tax treaty. A Form W-8 BEN provided without a U.S.  taxpayer  identification  number will  remain in effect for a period  beginning  on the date signed and ending on the last day of the third  succeeding  calendar year unless an earlier change of circumstances makes the information on the form incorrect.

     This discussion of "Distributions  and Taxes" is not intended or written to be used as tax  advice  and does  not  purport  to deal  with  all  federal  tax consequences  applicable to all  categories  of investors,  some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund.

--------------------------------------------------------------------------------
                             PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
     To obtain the Funds' most current performance information,  please call 800
523-1918 or visit www.delawareinvestments.com.

     Performance quotations represent the Funds' past performance and should not be considered as  representative  of future  results.  The Funds will  calculate their  performance  in  accordance  with  the  requirements  of  the  rules  and regulations under the 1940 Act, or any other applicable U.S.  securities law, as they may be revised from time to time by the SEC.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
     [_________________],  which  is  located  at  [__________________________], serves as the independent  registered  public accounting firm for the Trust and, in its capacity as such,  audits the annual  financial  statements  contained in each Fund's Annual  Report.  Each Fund's  Statement of Net Assets,  Statement of
Operations,  Statements of Changes in Net Assets, Financial Highlights and Notes
to  Financial  Statements,  as well as the  report of  [_________________],  the independent  registered  public  accounting firm, for the fiscal year ended June
30,  2007 are  included  in each  Fund's  Annual  Report  to  shareholders.  The financial  statements and financial  highlights,  the notes relating thereto and the reports of  [_______________]  listed  above are  [________________________]
from the Annual Reports into this Part B.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------
     As of [__________],  2007,  management believes the following  shareholders held of record 5% or more of the outstanding  shares of each Class of the Trust.
Management has no knowledge of beneficial ownership.

--------------------------------------- ---------------------------------------------- --------------------
Fund and Class                          Name and Address of Account                        Percentage
--------------------------------------- ---------------------------------------------- --------------------
Delaware American Services Fund         [XX]                                                         [XX%]
Class A Shares
--------------------------------------- ---------------------------------------------- --------------------
                                        [XX]                                                         [XX%]
--------------------------------------- ---------------------------------------------- --------------------
Delaware American Services Fund         [XX]                                                         [XX%]
Class B Shares
--------------------------------------- ---------------------------------------------- --------------------
                                        [XX]                                                         [XX%]
--------------------------------------- ---------------------------------------------- --------------------
Delaware American Services Fund         [XX]                                                         [XX%]
Class C Shares
--------------------------------------- ---------------------------------------------- --------------------
                                        [XX]                                                         [XX%]
--------------------------------------- ---------------------------------------------- --------------------
Delaware American Services Fund         [XX]                                                         [XX%]
Class R Shares
--------------------------------------- ---------------------------------------------- --------------------
                                        [XX]                                                         [XX%]
--------------------------------------- ---------------------------------------------- --------------------
                                        [XX]                                                         [XX%]
--------------------------------------- ---------------------------------------------- --------------------
                                        [XX]                                                         [XX%]
--------------------------------------- ---------------------------------------------- --------------------
Delaware American Services Fund         [XX]                                                         [XX%]
Institutional Class Shares
--------------------------------------- ---------------------------------------------- --------------------
                                        [XX]                                                         [XX%]
--------------------------------------- ---------------------------------------------- --------------------
Delaware Small Cap Growth Fund          [XX]                                                         [XX%]
Class A Shares
--------------------------------------- ---------------------------------------------- --------------------
Delaware Small Cap Growth Fund          [XX]                                                         [XX%]
Class B Shares
--------------------------------------- ---------------------------------------------- --------------------
Delaware Small Cap Growth Fund          [XX]                                                         [XX%]
Class C Shares
--------------------------------------- ---------------------------------------------- --------------------
Delaware Small Cap Growth Fund          [XX]                                                         [XX%]
Class R Shares
--------------------------------------- ---------------------------------------------- --------------------
                                        [XX]                                                         [XX%]
--------------------------------------- ---------------------------------------------- --------------------
                                        [XX]                                                         [XX%]
--------------------------------------- ---------------------------------------------- --------------------
                                        [XX]                                                         [XX%]
--------------------------------------- ---------------------------------------------- --------------------
Delaware Small Cap Growth Fund          [XX]                                                         [XX%]
Institutional Class Shares
--------------------------------------- ---------------------------------------------- --------------------
Delaware Trend Fund                     [XX]                                                         [XX%]
Class A Shares
--------------------------------------- ---------------------------------------------- --------------------
Delaware Trend Fund                     [XX]                                                         [XX%]
Class B Shares
--------------------------------------- ---------------------------------------------- --------------------
                                        [XX]                                                         [XX%]
--------------------------------------- ---------------------------------------------- --------------------
Delaware Trend Fund                     [XX]                                                         [XX%]
Class C Shares
--------------------------------------- ---------------------------------------------- --------------------
                                        [XX]                                                         [XX%]
--------------------------------------- ---------------------------------------------- --------------------
Delaware Trend Fund                     [XX]                                                         [XX%]
Class R Shares
--------------------------------------- ---------------------------------------------- --------------------
Delaware Trend Fund                     [XX]                                                         [XX%]
Institutional Class Shares
--------------------------------------- ---------------------------------------------- --------------------
                                        [XX]                                                         [XX%]
--------------------------------------- ---------------------------------------------- --------------------
                                        [XX]                                                         [XX%]
--------------------------------------- ---------------------------------------------- --------------------
                                        [XX]                                                         [XX%]
--------------------------------------- ---------------------------------------------- --------------------

--------------------------------------------------------------------------------
                      APPENDIX A - DESCRIPTION OF RATINGS
--------------------------------------------------------------------------------

Bonds

     Excerpts from Moody's  description  of its bond ratings:  Aaa--judged to be the best quality.  They carry the smallest degree of investment risk; Aa--judged to be of high-quality by all standards;  A--possess favorable attributes and are considered  "upper medium" grade  obligations;  Baa--considered  as medium grade obligations.  Interest  payments and principal  security appear adequate for the
present   but   certain   protective   elements   may  be   lacking  or  may  be
characteristically  unreliable over any great length of time; Ba--judged to have speculative elements;  their future cannot be considered as well assured.  Often the  protection of interest and  principal  payments may be moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance  of other terms of the contract  over any long period of time may be small; Caa--are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest;  Ca--represent obligations  which are  speculative  in a high degree.  Such issues are often in default or have other marked  shortcomings;  C--the lowest rated class of bonds, and issues so rated can be regarded as having  extremely  poor prospects of ever attaining any real investment standing.

     For rating  categories Aa to Caa,  Moody's  includes a 1, 2, or 3 following the rating to designate a high, medium, or low rating, respectively

     Excerpts from S&P's  description  of its bond ratings:  AAA--highest  grade obligations;  extremely strong capacity to pay principal and interest;  AA--also qualify as high grade obligations,  and in the majority of instances differ from
AAA issues only in a small  degree;  very strong  capacity to pay  principal and interest;  A--strong ability to pay interest and repay principal;  somewhat more susceptible  to the  adverse  effects of  changing  circumstances  and  economic conditions although more susceptible to changes in circumstances;  BBB--regarded as having an adequate  capacity to pay  interest and repay  principal;  normally exhibit  adequate  protection  parameters,  but adverse  economic  conditions or changing circumstances more likely to lead to weakened capacity to pay principal and  interest  than for  higher-rated  bonds.  BB, B, CCC, CC,  C--regarded,  on balance,  as having significant  speculative  characteristics.  BB indicates the least degree of speculation and C the highest degree of speculation.  While such debt will likely have some  quality and  protective  characteristics,  these are outweighed by large uncertainties or major risk exposures to adverse conditions;
D--in default.

     Plus  (+) or  minus  (-) may be  added  to  ratings  from AA to CCC to show relative standing within the major rating categories.

Commercial Paper

     Excerpts  from  S&P's  description  of its  two  highest  commercial  paper ratings:  A-1--degree of safety  regarding  timely payment is strong; a plus (+)
sign denotes extremely strong safety  characteristics;  A-2--capacity for timely payment is  satisfactory;  the  relative  degree of safety is not as high as for issuers designated A-1.

     Excerpts  from  Moody's  description  of its two highest  commercial  paper ratings: P-1--superior quality; P-2--strong quality.

     Excerpts  from Duff and Phelps'  description  of its two  highest  ratings:
Category 1--High Grade: D-1+ -- Highest certainty of timely payment.  Short-term
liquidity,   including   internal  operating  factors  and/or  ready  access  to
alternative sources of funds, is outstanding, and safety is just below risk-free
U.S.  Treasury  short-term  obligations.  D-1--Very  high  certainty  of  timely payment.  Liquidity  factors are  excellent  and  supported by good  fundamental protection  factors.  Risk factors are minor.  D-1- -- High  certainty of timely payment.  Liquidity  factors  are  strong  and  supported  by  good  fundamental protection  factors.  Risk  factors  are very  small.  Category  2--Good  Grade:
D-2--Good   certainty  of  timely   payment.   Liquidity   factors  and  company
fundamentals  are  sound.  Although  ongoing  funding  needs may  enlarge  total financing  requirements,  access to capital  markets is good.  Risk  factors are small.

     Excerpts from Fitch IBCA, Inc.'s  description of its highest ratings:  F-1+
--Exceptionally  strong quality;  F-1 --Very strong  quality;  F-2 --Good credit quality.

                                     PART C
                        (Delaware Group Equity Funds III)
                         Post-Effective Amendment No. 73

                                OTHER INFORMATION

Item 23.  Exhibits. The following  exhibits are incorporated by reference to the
          Registrant's  previously  filed  documents  indicated below, except as noted:

          (a)  Articles of Incorporation.

               (1)  Executed  Agreement and  Declaration of Trust  (December 17,
                    1998)   incorporated   into  this  filing  by  reference  to
                    Post-Effective Amendment No. 58 filed June 25, 1999.

               (2)  Executed   Certificate   of  Trust   (December   17,   1998)
                    incorporated into this filing by reference to Post-Effective
                    Amendment No. 58 filed June 25, 1999.

               (3)  Executed Certificate of Amendment (November 15, 2006) to the
                    Agreement and  Declaration  of Trust attached as Exhibit No.
                    EX-99.a.3.

          (b)  By-Laws.   Amended  and  Restated  By-Laws  (November  16,  2006)
               attached as Exhibit No. EX-99.b.

          (c)  Instruments Defining Rights of Security Holders.

               (1)  Agreement and Declaration of Trust.  Articles III, IV, V and
                    VI of Agreement and Declaration of Trust  incorporated  into this filing by reference to Post-Effective  Amendment No. 58 filed June 25, 1999.

               (2)  By-Laws.   Article  II  of  Amended  and  Restated   By-Laws
                    (November 16, 2006) attached as Exhibit No. EX-99.b.

          (d)  Investment Advisory Contracts.

               (1)  Executed Investment  Management  Agreement (August 27, 1999)
                    between  Delaware  Management  Company  and  the  Registrant incorporated into this filing by reference to Post-Effective
                    Amendment No. 59 filed August 27, 1999.

               (2)  Executed   Amendment  No.  1  (December  22,  1999)  to  the
                    Investment Management Agreement incorporated by reference to
                    Post-Effective Amendment No. 62 filed April 12, 2001.

               (3)  Executed  Amendment No. 2 (June 26, 2001) to the  Investment
                    Management  Agreement   incorporated  into  this  filing  by
                    reference to Post-Effective  Amendment No. 65 filed June 28,
                    2002.

               (4)  Form  of  Investment   Advisory  Expense  Limitation  Letter
                    (August 2007) between Delaware  Management Company, a series of Delaware  Management  Business Trust, and Registrant,  on
                    behalf of Delaware  Small Cap Growth Fund,  incorporated  in this filing by reference to Post-Effective  Amendment No. 72 filed October 27, 2006.

               (5)  Form  of  Investment   Advisory  Expense  Limitation  Letter
                    (August 2007) between Delaware  Management Company, a series of Delaware  Management  Business Trust, and Registrant,  on
                    behalf of Delaware Trend Fund,  incorporated  in this filing by  reference  to  Post-Effective  Amendment  No.  72  filed
                    October 27, 2006.

          (e)  Underwriting Contracts.

               (1)  Distribution Agreements.

                    (i)  Executed Distribution  Agreement (May 15, 2003) between
                         Delaware  Distributors,  L.P.  and  the  Registrant  on
                         behalf  of each  Fund  incorporated  in this  filing by
                         reference  to  Post-Effective  Amendment  No.  68 filed
                         August 29, 2003.

                    (ii) Executed   Third   Amended   and   Restated   Financial
                         Intermediary  Distribution  Agreement (January 1, 2007)
                         between   Delaware   Distributors,   L.P.  and  Lincoln
                         Financial  Distributors,  Inc.  attached as Exhibit No.
                         EX-99.e.1.ii.

                    (iii) Form  of  Distribution   Expense   Limitation   Letter
                         (October 2006) between Delaware Distributors,  L.P. and
                         Registrant,  on behalf of  Delaware  American  Services
                         Fund,  incorporated  in this  filing  by  reference  to
                         Post-Effective Amendment No. 72 filed October 27, 2006.

                    (iv) Form of Distribution Expense Limitation Letter (October
                         2006)   between   Delaware   Distributors,   L.P.   and
                         Registrant,  on behalf  of  Delaware  Small Cap  Growth
                         Fund,  incorporated  in this  filing  by  reference  to
                         Post-Effective Amendment No. 72 filed October 27, 2006.

                    (v)  Form of Distribution Expense Limitation Letter (October
                         2006)   between   Delaware   Distributors,   L.P.   and
                         Registrant,   on  behalf  of   Delaware   Trend   Fund,
                         incorporated   in   this   filing   by   reference   to
                         Post-Effective Amendment No. 72 filed October 27, 2006.

               (2)  Dealer's  Agreement  (January  2001)
                    incorporated into this filing by reference to Post-Effective
                    Amendment No. 65 filed June 28, 2002.

               (3)  Vision  Mutual Fund  Gateway(R)  Agreement  (November  2000)
                    incorporated into this filing by reference to Post-Effective
                    Amendment No. 65 filed June 28, 2002.

               (4)  Registered  Investment  Advisers  Agreement  (January  2001)
                    incorporated into this filing by reference to Post-Effective
                    Amendment No. 65 filed June 28, 2002.

               (5)  Bank/Trust  Agreement  (August 2004)  incorporated into this filing by reference to Post-Effective Amendment No. 69 filed
                    August 31, 2004.

          (f)  Bonus or Profit Sharing Contracts. Not applicable.

          (g)  Custodian Agreements.

               (1)  Form of Mutual Fund Custody and Services  Agreement  between
                    Mellon Bank, N.A. and the Registrant attached as Exhibit No.
                    EX-99.g.1.

               (2)  Form of  Securities  Lending  Authorization  between  Mellon
                    Bank,  N.A.  and the  Registrant  attached  as  Exhibit  No.
                    EX-99.g.2.

          (h)  Other Material Contracts.

               (1)  Executed  Shareholders  Services  Agreement (April 19, 2001)
                    between Delaware Service Company, Inc. and the Registrant on behalf  of  each  Fund  incorporated  into  this  filing  by reference to Post-Effective  Amendment No. 65 filed June 28,
                    2002.

                    (i)  Executed  Amendment  No.  1  (June  26,  2001)  to  the
                         Shareholder  Services Agreement  incorporated into this
                         filing by reference to Post-Effective  Amendment No. 65
                         filed June 28, 2002.

                    (ii) Executed  Schedule B (June 1, 2007) to the  Shareholder
                         Services Agreement attached as Exhibit No. EX-99.h.1.ii.

                    (iii) Executed  Amendment  Letter  (August 23,  2002) to the
                         Shareholder  Services  Agreement  incorporated  in this
                         filing by reference to Post-Effective  Amendment No. 68
                         filed August 29, 2003.

               (2)  Executed  Delaware Group of Funds Fund Accounting  Agreement
                    (August  19,  1996)  with  Delaware  Service  Company,  Inc.
                    incorporated into this filing by reference to Post-Effective
                    Amendment No. 56 filed August 29, 1997.

                    (i)  Executed  Schedule  B (May 19,  2005)  to the  Delaware
                         Investments  Family of Funds Fund Accounting  Agreement
                         incorporated   into  this   filing  by   reference   to
                         Post-Effective Amendment No. 70 filed August 31, 2005.

                    (ii) Executed  Amendment No. 32 (June 9, 2007) to Schedule A
                         to  the  Delaware  Investments  Family  of  Funds  Fund
                         Accounting    Agreement   attached   as   Exhibit   No.
                         EX-99.h.2.ii.

          (i)  Legal Opinion.  Opinion of Counsel  incorporated into this filing by reference to  Post-Effective  Amendment  No. 63 filed June 25,
               2001.

          (j)  Other Opinions. Not applicable.

          (k)  Omitted Financial Statements. Not applicable.

          (l)  Initial Capital Agreements. Not applicable.

          (m)  Rule 12b-1 Plans.

               (1)  Plan  under Rule  12b-1 for each  Fund's  Class A (April 19,
                    2001)   incorporated   into  this  filing  by  reference  to
                    Post-Effective Amendment No. 65 filed June 28, 2002.

               (2)  Plan  under Rule  12b-1 for each  Fund's  Class B (April 19,
                    2001)   incorporated   into  this  filing  by  reference  to
                    Post-Effective Amendment No. 65 filed June 28, 2002.

               (3)  Plan  under Rule  12b-1 for each  Fund's  Class C (April 19,
                    2001)   incorporated   into  this  filing  by  reference  to
                    Post-Effective Amendment No. 65 filed June 28, 2002.

               (4)  Plan under Rule 12b-1 for each Fund's  Class R (May 1, 2003)
                    incorporated into this filing by reference to Post-Effective
                    Amendment No. 67 filed April 30, 2003.

          (n)  Rule 18f-3 Plan. Plan under Rule 18f-3 (May 1, 2003) incorporated into this filing by reference to Post-Effective  Amendment No. 67 filed April 30, 2003.

          (o)  Reserved.

          (p)  Codes of Ethics.

               (1)  Code of Ethics for the Delaware  Investments Family of Funds
                    (September 2006) attached as Exhibit No. EX-99.p.1.

               (2)  Code of Ethics for Delaware Investments (Delaware Management
                    Company, a series of Delaware Management Business Trust, and
                    Delaware  Distributors,  L.P.) (February 2006)  incorporated into this filing by  reference to  Post-Effective  Amendment
                    No. 72 filed October 27, 2006.

               (3)  Code of Ethics  for  Lincoln  Financial  Distributors,  Inc.
                    (June 2007) attached as Exhibit No. EX-99.p.3.

          (q)  Other.  Powers of Attorney (May 17, 2007) attached as Exhibit No.
               EX-99.q.

Item 24.  Persons Controlled by or under Common Control with Registrant.  None.

Item 25.  Indemnification.  Article VI  of  the  Amended  and  Restated  By-Laws
          (November 16, 2006) attached as Exhibit No. EX-99.b.

Item 26.  Business and Other Connections of the Investment Adviser.

          Delaware  Management  Company  (the  "Manager"),  a series of Delaware
          Management  Business  Trust,  serves  as  investment  manager  to  the
          Registrant  and also serves as investment  manager or  sub-advisor  to
          certain   of   the   other   funds   in   the   Delaware   Investments
          Funds(R) (Delaware Group Adviser  Funds,  Delaware Group Cash Reserve,
          Delaware  Group  Equity  Funds I,  Delaware  Group  Equity  Funds  II,
          Delaware  Group  Equity  Funds  IV,  Delaware  Group  Equity  Funds V,
          Delaware Group Foundation Funds, Delaware Group Global & International
          Funds,  Delaware Group Government  Fund,  Delaware Group Income Funds,
          Delaware Group  Limited-Term  Government  Funds,  Delaware Group State
          Tax-Free  Income Trust,  Delaware Group Tax-Free Fund,  Delaware Group
          Tax-Free Money Fund, Delaware  Investments  Municipal Trust,  Delaware
          Pooled Trust, Delaware VIP Trust, Optimum Fund Trust, Voyageur Insured
          Funds,  Voyageur  Intermediate  Tax-Free Funds, Voyageur Mutual Funds,
          Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax-Free
          Funds,  Delaware  Investments Dividend and Income Fund, Inc., Delaware
          Investments   Global   Dividend  and  Income  Fund,   Inc.,   Delaware
          Investments Arizona Municipal Income Fund, Inc., Delaware  Investments
          Colorado Insured  Municipal Income Fund,  Inc.,  Delaware  Investments
          Florida  Insured  Municipal  Income  Fund  and  Delaware   Investments
          Minnesota  Municipal  Income  Fund  II,  Inc.)  as well as to  certain non-affiliated  registered investment companies. In addition,  certain officers  of the  Manager  also serve as  trustees  of other  Delaware
          Investments Funds(R),  and certain officers are also officers of these other  funds.  A  company  indirectly  owned by the  Manager's  parent company  acts as  principal  underwriter  to the  mutual  funds in the
          Delaware  Investments  Funds(R) (see Item 27 below) and  another  such
          company  acts  as  the  shareholder  services,   dividend  disbursing,
          accounting  servicing  and  transfer  agent  for  all of the  Delaware
          Investments Funds.

          The following  persons serving as directors or officers of the Manager have held the following  positions  during the past two years.  Unless otherwise noted,  the principal  business address of the directors and officers  of the  Manager  is 2005  Market  Street,  Philadelphia,  PA
          19103-7094.

--------------------- --------------------- --------------------- --------------------------------
                                            Positions and
Name and Principal    Positions and         Offices with          Other Positions and Offices
Business Address      Offices with Manager  Registrant            Held
--------------------- --------------------- --------------------- --------------------------------
Patrick P. Coyne      President             President/Chief       Mr. Coyne has served in
                                            Executive Officer     various executive capacities
                                                                  within Delaware Investments

                                                                  President - Lincoln National
                                                                  Investment Companies, Inc.
--------------------- --------------------- --------------------- --------------------------------

--------------------- --------------------- --------------------- --------------------------------
                                            Positions and
Name and Principal    Positions and         Offices with          Other Positions and Offices
Business Address      Offices with Manager  Registrant            Held
--------------------- --------------------- --------------------- --------------------------------
Ryan K. Brist         Executive Vice        None                  Mr. Brist has served in
                      President/Managing                          various executive capacities
                      Director/Chief                              within Delaware Investments
                      Investment Officer
                      -- Fixed Income
--------------------- --------------------- --------------------- --------------------------------
John C.E. Campbell    Executive Vice        None                  Mr. Campbell has served in
                      President/Global                            various executive capacities
                      Marketing & Client                          within Delaware Investments
                      Services
                                                                  President/Chief Executive
                                                                  Officer - Optimum Fund Trust
--------------------- --------------------- --------------------- --------------------------------
Philip N. Russo       Executive Vice        None                  Mr. Russo has served in
                      President/Chief                             various executive capacities
                      Administrative                              within Delaware Investments
                      Officer
--------------------- --------------------- --------------------- --------------------------------
See Yeng Quek         Executive Vice        Executive Vice        Mr. Quek has served in various
                      President/Managing    President/Managing    executive capacities within
                      Director/Chief        Director/Chief        Delaware Investments
                      Investment Officer,   Investment Officer,
                      Fixed Income          Fixed Income          Executive Vice
                                                                  President/Managing Director/
                                                                  Chief Investment Officer,
                                                                  Fixed Income -Lincoln National
                                                                  Investment Companies, Inc.

                                                                  Director/Trustee - HYPPCO
                                                                  Finance Company Ltd.
--------------------- --------------------- --------------------- --------------------------------
Douglas L. Anderson   Senior Vice           None                  Mr. Anderson has served in
                      President/Operations                        various executive capacities
                                                                  within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Marshall T. Bassett   Senior Vice           Senior Vice           Mr. Bassett has served in
                      President/Chief       President/            various executive capacities
                      Investment Officer    Chief Investment      within Delaware Investments
                      -- Emerging Growth    Officer -- Emerging
                      Equity                Growth Equity
--------------------- --------------------- --------------------- --------------------------------
Joseph R. Baxter      Senior Vice           Senior Vice           Mr. Baxter has served in
                      President/Head of     President/            various executive capacities
                      Municipal Bond        Head of Municipal     within Delaware Investments
                      Investments           Bond Investments
--------------------- --------------------- --------------------- --------------------------------
Christopher S. Beck   Senior Vice           Senior Vice           Mr. Beck has served in various
                      President/Senior      President/Senior      executive capacities within
                      Portfolio Manager     Portfolio Manager     Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Michael P. Buckley    Senior Vice           Senior Vice           Mr. Buckley has served in
                      President/Director    President/            various executive capacities
                      of Municipal          Director of           within Delaware Investments
                      Research              Municipal Research
--------------------- --------------------- --------------------- --------------------------------
Michael F. Capuzzi    Senior Vice           Senior Vice           Mr. Capuzzi has served in
                      President--           President--           various executive capacities
                      Investment Systems    Investment Systems    within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Lui-Er Chen(1)        Senior Vice           Senior Vice           Mr. Chen has served in various
                      President/Senior      President/            executive capacities within
                      Portfolio             Senior Portfolio      Delaware Investments
                      Manager/Chief         Manager/Chief
                      Investment Officer    Investment Officer
                      -- Emerging Markets   -- Emerging Markets
--------------------- --------------------- --------------------- --------------------------------
Stephen R. Cianci     Senior Vice           Senior Vice           Mr. Cianci has served in
                      President/Senior      President/Senior      various executive capacities
                      Portfolio Manager     Portfolio Manager     within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------

--------------------- --------------------- --------------------- --------------------------------
                                            Positions and
Name and Principal    Positions and         Offices with          Other Positions and Offices
Business Address      Offices with Manager  Registrant            Held
--------------------- --------------------- --------------------- --------------------------------
Robert F. Collins     Senior Vice           Senior Vice           Mr. Collins has served in
                      President/Senior      President/            various executive capacities
                      Portfolio Manager     Senior Portfolio      within Delaware Investments
                                            Manager
--------------------- --------------------- --------------------- --------------------------------
Stephen J. Czepiel    Senior Vice           Senior Vice           Mr. Czepiel has served in
                      President/Senior      President/Senior      various executive capacities
                      Municipal Bond        Municipal Bond        within Delaware Investments
                      Trader                Trader
--------------------- --------------------- --------------------- --------------------------------
James A. Forant       Senior Vice           None                  Mr. Forant has served in
                      President/Director,                         various executive capacities
                      Technical Services                          within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Brian Funk            Senior Vice           None                  Mr. Funk has served in various
                      President/Director                          executive capacities within
                      of Credit Research                          Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Brent C. Garrells     Senior Vice           None                  Mr. Garrells has served in
                      President/Senior                            various executive capacities
                      Research Analyst                            within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Stuart M. George      Senior Vice           Senior Vice           Mr. George has served in
                      President/Head of     President/Head of     various executive capacities
                      Equity Trading        Equity Trading        within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Paul Grillo           Senior Vice           Senior Vice           Mr. Grillo has served in
                      President/Senior      President/Senior      various executive capacities
                      Portfolio Manager     Portfolio Manager     within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Jonathan Hatcher      Senior Vice           None                  Mr. Hatcher has served in
                      President/Senior                            various executive capacities
                      Research Analyst                            within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
William F. Keelan     Senior Vice           Senior Vice           Mr. Keelan has served in
                      President/Director    President/Director    various executive capacities
                      of Quantitative       of Quantitative       within Delaware Investments
                      Research              Research
--------------------- --------------------- --------------------- --------------------------------
Francis X. Morris     Senior Vice           Senior Vice           Mr. Morris has served in
                      President/Chief       President/Chief       various executive capacities
                      Investment Officer    Investment Officer    within Delaware Investments
                      -- Core Equity        -- Core Equity
--------------------- --------------------- --------------------- --------------------------------
Brian L. Murray, Jr.  Senior Vice           Senior Vice           Mr. Murray has served in
                      President/Chief       President/Chief       various executive capacities
                      Compliance Officer    Compliance Officer    within Delaware Investments

                                                                  Senior Vice President/Chief
                                                                  Compliance Officer - Lincoln
                                                                  National Investment Companies,
                                                                  Inc.
--------------------- --------------------- --------------------- --------------------------------
Susan L. Natalini     Senior Vice           None                  Ms. Natalini has served in
                      President/Marketing                         various executive capacities
                      & Shared Services                           within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Zoe Neale(2)          Senior Vice           Senior Vice           Mr. Neale has served in
                      President/Chief       President/Chief       various executive capacities
                      Investment Officer,   Investment Officer,   within Delaware Investments
                      International Equity  International Equity
--------------------- --------------------- --------------------- --------------------------------
D. Tysen Nutt         Senior Vice           Senior Vice           Mr. Nutt has served in various
                      President/Chief       President/Chief       executive capacities within
                      Investment Officer,   Investment Officer,   Delaware Investments
                      Large Cap Value       Large Cap Value
                      Equity
--------------------- --------------------- --------------------- --------------------------------
David P. O'Connor     Senior Vice           Senior Vice           Mr. O'Connor has served in
                      President/Strategic   President/            various executive capacities
                      Investment            Strategic             within Delaware Investments
                      Relationships and     Investment
                      Initiatives/General   Relationships and     Senior Vice President/
                      Counsel               Initiatives/          Strategic Investment
                                            General Counsel       Relationships and Initiatives/
                                                                  General Counsel/Chief Legal
                                                                  Officer - Optimum Fund Trust

                                                                  Senior Vice President/
                                                                  Strategic Investment
                                                                  Relationships and Initiatives/
                                                                  General Counsel/Chief Legal
                                                                  Officer - Lincoln National
                                                                  Investment Companies, Inc.
--------------------- --------------------- --------------------- --------------------------------

--------------------- --------------------- --------------------- --------------------------------
                                            Positions and
Name and Principal    Positions and         Offices with          Other Positions and Offices
Business Address      Offices with Manager  Registrant            Held
--------------------- --------------------- --------------------- --------------------------------
John J. O'Connor      Senior Vice           Senior Vice           Mr. O'Connor has served in
                      President/Investment  President/Treasurer   various executive capacities
                      Accounting                                  within Delaware Investments

                                                                  Senior Vice
                                                                  President/Assistant Treasurer
                                                                  - Optimum Fund Trust
--------------------- --------------------- --------------------- --------------------------------
Philip R. Perkins     Senior Vice           Senior Vice           Mr. Perkins has served in
                      President/Senior      President/Senior      various executive capacities
                      Portfolio Manager     Portfolio Manager     within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Timothy L. Rabe       Senior Vice           None                  Mr. Rabe has served in various
                      President/Senior                            executive capacities within
                      Portfolio                                   Delaware Investments
                      Manager/Head of
                      High Yield
--------------------- --------------------- --------------------- --------------------------------
Richard Salus         Senior Vice           Senior Vice           Mr. Salus has served in
                      President/            President/Chief       various executive capacities
                      Controller/Treasurer  Financial Officer     within Delaware Investments

                                                                  Senior Vice President/
                                                                  Controller/Treasurer - Lincoln
                                                                  National Investment Companies,
                                                                  Inc.

                                                                  Senior Vice President/Chief
                                                                  Financial Officer - Optimum
                                                                  Fund Trust
--------------------- --------------------- --------------------- --------------------------------
Jeffrey S. Van        Senior Vice           Senior Vice           Mr. Van Harte has served in
Harte(3)              President/Chief       President/Chief       various executive capacities
                      Investment Officer    Investment Officer    within Delaware Investments
                      -- Focus Growth       -- Focus Growth
                      Equity                Equity
--------------------- --------------------- --------------------- --------------------------------
Babak Zenouzi(4)      Senior Vice           Senior Vice           Mr. Zenouzi has served in
                      President/Senior      President/Senior      various executive capacities
                      Portfolio Manager     Portfolio Manager     within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Gary T. Abrams        Vice                  None                  Mr. Abrams has served in
                      President/Senior                            various executive capacities
                      Equity Trader                               within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Christopher S. Adams  Vice                  Vice                  Mr. Adams has served in
                      President/Portfolio   President/Portfolio   various executive capacities
                      Manager/Senior        Manager/Senior        within Delaware Investments
                      Equity Analyst        Equity Analyst
--------------------- --------------------- --------------------- --------------------------------

--------------------- --------------------- --------------------- --------------------------------
                                            Positions and
Name and Principal    Positions and         Offices with          Other Positions and Offices
Business Address      Offices with Manager  Registrant            Held
--------------------- --------------------- --------------------- --------------------------------
Damon J. Andres       Vice                  Vice                  Mr. Andres has served in
                      President/Senior      President/Senior      various executive capacities
                      Portfolio Manager     Portfolio Manager     within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Margaret MacCarthy    Vice President/       None                  Ms. Bacon has served in
Bacon(5)              Investment                                  various executive capacities
                      Specialist                                  within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Todd Bassion(6)       Vice                  Vice                  Mr. Bassion has served in
                      President/Senior      President/Senior      various executive capacities
                      Research Analyst      Research Analyst      within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Richard E. Biester    Vice                  None                  Mr. Biester has served in
                      President/Equity                            various executive capacities
                      Trader                                      within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Christopher J.        Vice                  Vice                  Mr. Bonavico has served in
Bonavico(7)           President/Senior      President/Senior      various executive capacities
                      Portfolio Manager,    Portfolio Manager,    within Delaware Investments
                      Equity Analyst        Equity Analyst
--------------------- --------------------- --------------------- --------------------------------
Vincent A.            Vice                  None                  Mr. Brancaccio has served in
Brancaccio            President/Senior                            various executive capacities
                      Equity Trader                               within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Kenneth F. Broad(8)   Vice                  Vice                  Mr. Broad has served in
                      President/Senior      President/Senior      various executive capacities
                      Portfolio             Portfolio             within Delaware Investments
                      Manager/Equity        Manager/Equity
                      Analyst               Analyst
--------------------- --------------------- --------------------- --------------------------------
Stephen J. Busch      Vice President--      None                  Mr. Busch has served in
                      Managed Accounts                            various executive capacities
                                                                  within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Mary Ellen M.         Vice                  Vice                  Ms. Carrozza has served in
Carrozza              President/Client      President/Client      various executive capacities
                      Services              Services              within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Stephen G. Catricks   Vice                  Vice                  Mr. Catricks has served in
                      President/Portfolio   President/Portfolio   various executive capacities
                      Manager               Manager               within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Anthony G.            Vice                  Vice                  Mr. Ciavarelli has served in
Ciavarelli            President/Assistant   President/Associate   various executive capacities
                      General Counsel/      General Counsel/      within Delaware Investments
                      Assistant Secretary   Assistant Secretary
                                                                  Vice President/Associate
                                                                  General Counsel/Assistant
                                                                  Secretary - Lincoln National
                                                                  Investment Companies, Inc.
--------------------- --------------------- --------------------- --------------------------------
David F. Connor       Vice                  Vice                  Mr. Connor has served in
                      President/Deputy      President/Deputy      various executive capacities
                      General Counsel/      General Counsel/      within Delaware Investments
                      Assistant Secretary   Secretary
                                                                  Vice President/Deputy General
                                                                  Counsel/Secretary - Optimum
                                                                  Fund Trust

                                                                  Vice President/Deputy General
                                                                  Counsel/ Secretary - Lincoln
                                                                  National Investment Companies,
                                                                  Inc.
--------------------- --------------------- --------------------- --------------------------------
Cori E. Daggett       Vice President,       Vice President,       Ms. Daggett has served in
                      Counsel, Assistant    Associate General     various executive capacities
                      Secretary             Counsel, Assistant    within Delaware Investments
                                            Secretary
--------------------- --------------------- --------------------- --------------------------------

--------------------- --------------------- --------------------- --------------------------------
                                            Positions and
Name and Principal    Positions and         Offices with          Other Positions and Offices
Business Address      Offices with Manager  Registrant            Held
--------------------- --------------------- --------------------- --------------------------------
Christopher M.        Vice                  Vice                  Mr. Ericksen has served in
Ericksen(9)           President/Portfolio   President/Portfolio   various executive capacities
                      Manager, Equity       Manager, Equity       within Delaware Investments
                      Analyst               Analyst
--------------------- --------------------- --------------------- --------------------------------
Joel A. Ettinger      Vice                  Vice                  Mr. Ettinger has served in
                      President/Taxation    President/Taxation    various executive capacities
                                                                  within Delaware Investments

                                                                  Vice President/Taxation -
                                                                  Lincoln National Investment
                                                                  Companies, Inc.
--------------------- --------------------- --------------------- --------------------------------
Phoebe W. Figland     Vice President/       Vice President/       Ms. Figland has served in
                      Investment            Investment            various executive capacities
                      Accounting            Accounting            within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Joseph Fiorilla       Vice                  None                  Mr. Fiorilla has served in
                      President/Trading                           various executive capacities
                      Operations                                  within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Charles E. Fish       Vice                  None                  Mr. Fish has served in various
                      President/Senior                            executive capacities within
                      Equity Trader                               Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Clifford M. Fisher    Vice                  None                  Mr. Fisher has served in
                      President/Senior                            various executive capacities
                      Municipal Bond                              within Delaware Investments
                      Trader
--------------------- --------------------- --------------------- --------------------------------
Patrick G.            Vice                  Vice President/       Mr. Fortier has served in
Fortier(10)           President/Portfolio   Portfolio Manager,    various executive capacities
                      Manager, Equity       Equity Analyst        within Delaware Investments
                      Analyst
--------------------- --------------------- --------------------- --------------------------------
Paul D. Foster        Vice                  None                  Mr. Foster has served in
                      President/Investment                        various executive capacities
                      Specialist --                                within Delaware Investments
                      Emerging Growth
                      Equity
--------------------- --------------------- --------------------- --------------------------------
Denise A. Franchetti  Vice                  Vice                  Ms. Franchetti has served in
                      President/Portfolio   President/Portfolio   various executive capacities
                      Manager/Municipal     Manager/Municipal     within Delaware Investments
                      Bond Credit Analyst   Bond Credit Analyst
--------------------- --------------------- --------------------- --------------------------------
James A. Furgele      Vice President/       Senior Vice           Mr. Furgele has served in
                      Investment            President/            various executive capacities
                      Accounting            Investment            within Delaware Investments
                                            Accounting
--------------------- --------------------- --------------------- --------------------------------
Henry A.              Vice                  None                  Mr. Garrido has served in
Garrido(11)           President/Equity                            various executive capacities
                      Analyst                                     within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Barry S. Gladstein    Vice                  Vice                  Mr. Gladstein has served in
                      President/Portfolio   President/Equity      various executive capacities
                      Manager               Analyst/Portfolio     within Delaware Investments
                                            Manager
--------------------- --------------------- --------------------- --------------------------------
Edward Gray(12)       Vice                  Vice                  Mr. Gray has served in various
                      President/Senior      President/Senior      executive capacities within
                      Portfolio Manager     Portfolio Manager     Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Lisa L. Hansen(13)    Vice President/Head   None                  Ms. Hansen has served in
                      of Focus Growth                             various executive capacities
                      Equity Trading                              within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Gregory M.            Vice                  Vice                  Mr. Heywood has served in
Heywood(14)           President/Portfolio   President/Portfolio   various executive capacities
                      Manager, Equity       Manager, Research     within Delaware Investments
                      Analyst               Analyst
--------------------- --------------------- --------------------- --------------------------------
Sharon Hill           Vice President/Head   Vice President/Head   Ms. Hill has served in various
                      of Equity             of Equity             executive capacities within
                      Quantitative          Quantitative          Delaware Investments
                      Research and          Research and
                      Analytics             Analytics
--------------------- --------------------- --------------------- --------------------------------

--------------------- --------------------- --------------------- --------------------------------
                                            Positions and
Name and Principal    Positions and         Offices with          Other Positions and Offices
Business Address      Offices with Manager  Registrant            Held
--------------------- --------------------- --------------------- --------------------------------
Christopher M.        Vice                  Vice                  Mr. Holland has served in
Holland               President/Portfolio   President/Associate   various executive capacities
                      Manager               Equity Analyst        within Delaware Investments
                                            II/Portfolio Manager
--------------------- --------------------- --------------------- --------------------------------
Michael E. Hughes     Vice                  Vice                  Mr. Hughes has served in
                      President/Senior      President/Senior      various executive capacities
                      Equity Analyst        Equity Analyst        within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Jordan L. Irving      Vice                  Vice                  Mr. Irving has served in
                      President/Senior      President/Senior      various executive capacities
                      Portfolio Manager     Portfolio Manager     within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Cynthia Isom          Vice                  Vice                  Ms. Isom has served in various
                      President/Senior      President/Portfolio   executive capacities within
                      Portfolio Manager     Manager               Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Kenneth R. Jackson    Vice                  Vice                  Mr. Jackson has served in
                      President/            President/Equity      various executive capacities
                      Quantitative Analyst  Trader                within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Audrey E. Kohart      Vice                  Vice                  Ms. Kohart has served in
                      President/Financial   President/Financial   various executive capacities
                      Planning and          Planning and          within Delaware Investments
                      Reporting             Reporting
--------------------- --------------------- --------------------- --------------------------------
Andrew Kronschnabel   Vice President/High   None                  Mr. Kronschnabel has served in
                      Grade Trader                                various executive capacities
                                                                  within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Roseanne L. Kropp     Vice                  None                  Ms. Kropp has served in
                      President/Senior                            various executive capacities
                      Fund Analyst II                             within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Nikhil G. Lalvani     Vice                  Vice                  Mr. Lalvani has served in
                      President/Senior      President/Senior      various executive capacities
                      Equity                Equity                within Delaware Investments
                      Analyst/Portfolio     Analyst/Portfolio
                      Manager               Manager
--------------------- --------------------- --------------------- --------------------------------
Steven T. Lampe       Vice                  Vice                  Mr. Lampe has served in
                      President/Portfolio   President/Portfolio   various executive capacities
                      Manager               Manager               within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Alfio Leone IV        Vice President/High   None                  Mr. Leone has served in
                      Grade Trader                                various executive capacities
                                                                  within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Anthony A. Lombardi   Vice                  Vice                  Mr. Lombardi has served in
                      President/Senior      President/Senior      various executive capacities
                      Portfolio Manager     Portfolio Manager     within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Francis P. Magee      Vice                  None                  Mr. Magee has served in
                      President/Equity                            various executive capacities
                      Business Manager                            within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Charles (Tom) T.      Vice President/High   None                  Mr. McClintic has served in
McClintic             Yield Trader                                various executive capacities
                                                                  within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Michael S. Morris     Vice                  Vice                  Mr. Morris has served in
                      President/Portfolio   President/Portfolio   various executive capacities
                      Manager/Senior        Manager/Senior        within Delaware Investments
                      Equity Analyst        Equity Analyst
--------------------- --------------------- --------------------- --------------------------------
Scott Moses           Vice President/High   None                  Mr. Moses has served in
                      Grade Trader                                various executive capacities
                                                                  within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Philip O. Obazee      Vice President/       Vice President/       Mr. Obazee has served in
                      Derivatives Manager   Derivatives Manager   various executive capacities
                                                                  within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Donald G. Padilla     Vice                  Vice                  Mr. Padilla has served in
                      President/Portfolio   President/Portfolio   various executive capacities
                      Manager/Senior        Manager/Senior        within Delaware Investments
                      Equity Analyst        Equity Analyst
--------------------- --------------------- --------------------- --------------------------------

                                       10

--------------------- --------------------- --------------------- --------------------------------
                                            Positions and
Name and Principal    Positions and         Offices with          Other Positions and Offices
Business Address      Offices with Manager  Registrant            Held
--------------------- --------------------- --------------------- --------------------------------
Daniel J.             Vice                  Vice                  Mr. Prislin has served in
Prislin(15)           President/Senior      President/Senior      various executive capacities
                      Portfolio             Portfolio             within Delaware Investments
                      Manager/Equity        Manager/Equity
                      Analyst               Analyst
--------------------- --------------------- --------------------- --------------------------------
Craig S. Remsen       Vice                  None                  Mr. Remsen has served in
                      President/Senior                            various executive capacities
                      Credit Research                             within Delaware Investments
                      Analyst
--------------------- --------------------- --------------------- --------------------------------
Carl Rice             Vice                  Vice                  Mr. Rice has served in various
                      President/Senior      President/Senior      executive capacities within
                      Investment            Investment            Delaware Investments
                      Specialist, Large     Specialist, Large
                      Cap Value Focus       Cap Value Focus
                      Equity                Equity
--------------------- --------------------- --------------------- --------------------------------
Joseph T. Rogina      Vice                  None                  Mr. Rogina has served in
                      President/Equity                            various executive capacities
                      Trader                                      within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Debbie A. Sabo(16)    Vice                  None                  Ms. Sabo has served in various
                      President/Equity                            executive capacities within
                      Trader, Focus                               Delaware Investments
                      Growth Equity
--------------------- --------------------- --------------------- --------------------------------
Kevin C. Schildt      Vice                  Vice                  Mr. Schildt has served in
                      President/Senior      President/Senior      various executive capacities
                      Municipal Credit      Municipal Credit      within Delaware Investments
                      Analyst               Analyst
--------------------- --------------------- --------------------- --------------------------------
Bruce                 Vice                  Vice                  Mr. Schoenfeld has served in
Schoenfeld(17)        President/Equity      President/Equity      various executive capacities
                      Analyst               Analyst               within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Richard D. Seidel     Vice                  None                  Mr. Seidel has served in
                      President/Assistant                         various executive capacities
                      Controller/Assistant                        within Delaware Investments
                      Treasurer
                                                                  Vice President/Assistant
                                                                  Controller/Assistant Treasurer
                                                                  - Lincoln National Investment
                                                                  Companies, Inc.
--------------------- --------------------- --------------------- --------------------------------
Nancy E. Smith        Vice President --     Vice President --     Ms. Smith has served in
                      Investment            Investment            various executive capacities
                      Accounting            Accounting            within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Brenda L. Sprigman    Vice                  None                  Ms. Sprigman has served in
                      President/Business                          various executive capacities
                      Manager -- Fixed                            within Delaware Investments
                      Income
--------------------- --------------------- --------------------- --------------------------------
Michael T. Taggart    Vice                  None                  Mr. Taggart has served in
                      President/Facilities                        various executive capacities
                      & Administrative                            within Delaware Investments
                      Services
--------------------- --------------------- --------------------- --------------------------------
Rise Taylor           Vice President        None                  Ms. Sprigman has served in
                      Strategic                                   various executive capacities
                      Investment                                  within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Spencer M. Tullo      Vice President/High   None                  Mr. Tullo has served in
                      Yield Trader                                various executive capacities
                                                                  within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Robert A. Vogel, Jr.  Vice                  Vice                  Mr. Vogel has served in
                      President/Senior      President/Senior      various executive capacities
                      Portfolio Manager     Portfolio Manager     within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Lori P. Wachs         Vice                  Vice                  Ms. Wachs has served in
                      President/Portfolio   President/Portfolio   various executive capacities
                      Manager               Manager               within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------
Laura A. Wagner       Vice President/       Vice President/       Ms. Wagner has served in
                      Investment            Investment            various executive capacities
                      Accounting            Accounting            within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------

                                       11

--------------------- --------------------- --------------------- --------------------------------
                                            Positions and
Name and Principal    Positions and         Offices with          Other Positions and Offices
Business Address      Offices with Manager  Registrant            Held
--------------------- --------------------- --------------------- --------------------------------
Kathryn R. Williams   Vice                  Vice                  Ms. Williams has served in
                      President/Associate   President/Associate   various executive capacities
                      General               General               within Delaware Investments
                      Counsel/Assistant     Counsel/Assistant
                      Secretary             Secretary             Vice President/Associate
                                                                  General Counsel/Assistant
                                                                  Secretary - Lincoln National
                                                                  Investment Companies, Inc.
--------------------- --------------------- --------------------- --------------------------------
Nashira Wynn          Vice                  Vice                  Ms. Wynn has served in various
                      President/Senior      President/Senior      executive capacities within
                      Equity                Equity                Delaware Investments
                      Analyst/Portfolio     Analyst/Portfolio
                      Manager               Manager
--------------------- --------------------- --------------------- --------------------------------
Greg Zappin           Vice                                        Mr. Zappin has served in
                      President/Senior                            various executive capacities
                      Credit Research                             within Delaware Investments
                      Analyst
--------------------- --------------------- --------------------- --------------------------------
Guojia Zhang(18)      Vice                  Vice                  Mr. Zhang has served in
                      President/Equity      President/Equity      various executive capacities
                      Analyst               Analyst               within Delaware Investments
--------------------- --------------------- --------------------- --------------------------------

(1)  Managing Director/Senior Portfolio Manager, Evergreen Investment Management
     Company, 1995.
(2)  Portfolio Manager, Thomas Weisel Partners, 2002-2005.
(3)  Principal/Executive  Vice President,  Transamerica  Investment  Management,
     LLC, 1980-2005.
(4)  Senior Portfolio Manager, Chartwell Investment Partners, 1999-2006.
(5)  Client Service Officer, Thomas Weisel Partners, 2002-2005.
(6)  Senior Research Associate, Thomas Weisel Partners, 2002-2005.
(7)  Principal/Portfolio  Manager,   Transamerica  Investment  Management,  LLC,
     1993-2005.
(8)  Principal/Portfolio  Manager,   Transamerica  Investment  Management,  LLC,
     2000-2005.
(9)  Portfolio Manager, Transamerica Investment Management, LLC, 2004-2005; Vice
     President/Portfolio Manager, Goldman Sachs 1994-2004.
(10) Portfolio Manager, Transamerica Investment Management, LLC, 2000-2005.
(11) Senior Analyst, Wells Capital Management, 2000-2006.
(12) Portfolio Manager, Thomas Weisel Partners, 2002-2005.
(13) Principal/Portfolio    Manager/Senior   Trader,   Transamerica   Investment
     Management, LLC, 1997-2005.
(14) Senior  Research  Analyst,   Transamerica   Investment   Management,   LLC,
     2004-2005;  Senior Analyst, Wells CapitalManagement,  LLC 2003-2004; Senior
     Analyst, Montgomery Asset Management 1996-2003.
(15) Principal/Portfolio  Manager,   Transamerica  Investment  Management,  LLC,
     1998-2005.
(16) Head Trader, McMorgan & Company, 2003-2005.
(17) Vice President/Senior  Emerging Markets Analyst,  Artha Capital Management,
     2005-2006; Director/Portfolio Manager, CDP Capital, 2002-2005.
(18) Equity Analyst, Evergreen Investment Management Company, 2004-2006.

Item 27. Principal Underwriters.

          (a)(1) Delaware Distributors, L.P. serves as principal underwriter for all  the  mutual  funds  in the  Delaware Investments Family of
                 Funds.

          (a)(2) Information   with  respect to each  officer and partner of the
                 principal underwriter and the  Registrant  is  provided  below.
                 Unless otherwise noted, the principal  business address of each officer  and  partner  of  Delaware  Distributors, L.P. is 2005
                 Market Street, Philadelphia, PA 19103-7094.

                                       12

----------------------------- ----------------------------- -----------------------------
Name and Principal Business   Positions and Offices with    Positions and Offices with
Address                       Underwriter                   Registrant
----------------------------- ----------------------------- -----------------------------
Delaware Distributors, Inc.   General Partner               None
----------------------------- ----------------------------- -----------------------------
Delaware Capital Management   Limited Partner               None
----------------------------- ----------------------------- -----------------------------
Delaware Investment Advisers  Limited Partner               None
----------------------------- ----------------------------- -----------------------------
Theodore K. Smith             President                     None
----------------------------- ----------------------------- -----------------------------
Philip N. Russo               Executive Vice President      None
----------------------------- ----------------------------- -----------------------------
Douglas L. Anderson           Senior Vice                   None
                              President/Operations
----------------------------- ----------------------------- -----------------------------
Jeffrey M. Kellogg            Senior Vice                   None
                              President/Senior Product
                              Manager/Communications
                              Manager
----------------------------- ----------------------------- -----------------------------
Brian L. Murray, Jr.          Senior Vice                   Senior Vice President/Chief
                              President/Compliance          Compliance Officer
----------------------------- ----------------------------- -----------------------------
David P. O'Connor             Senior Vice                   Senior Vice
                              President/Strategic           President/Strategic
                              Investment Relationships      Investment Relationships
                              and  Initiatives/General      and Initiatives/General
                              Counsel                       Counsel
----------------------------- ----------------------------- -----------------------------
Robert E. Powers              Senior Vice                   None
                              President/Senior Domestic
                              Sales Manager
----------------------------- ----------------------------- -----------------------------
Richard Salus                 Senior Vice                   Senior Vice President/Chief
                              President/Controller/         Financial Officer
                              Treasurer/Financial
                              Operations Principal
----------------------------- ----------------------------- -----------------------------
Trevor M. Blum                Vice President/Senior         None
                              Consultant Relationship
                              Manager
----------------------------- ----------------------------- -----------------------------
E. Zoe Bradley                Vice President/Product        None
                              Management Manager
----------------------------- ----------------------------- -----------------------------
Mel Carrozza                  Vice President/Client         None
                              Services
----------------------------- ----------------------------- -----------------------------
Anthony G. Ciavarelli         Vice                          Vice President/Associate
                              President/Counsel/Assistant   General Counsel/Assistant
                              Secretary                     Secretary
----------------------------- ----------------------------- -----------------------------
David F. Connor               Vice President/Deputy         Vice President/Deputy
                              General Counsel/ Secretary    General Counsel/Secretary
----------------------------- ----------------------------- -----------------------------
Joel A. Ettinger              Vice President/Taxation       Vice President/Taxation
----------------------------- ----------------------------- -----------------------------
Edward M. Grant               Vice President/Senior         None
                              Domestic Sales Manager
----------------------------- ----------------------------- -----------------------------
Audrey Kohart                 Vice President/Financial      Vice President/Financial
                              Planning and Reporting        Planning and Reporting
----------------------------- ----------------------------- -----------------------------
Marlene D. Petter             Vice President/Marketing      None
                              Communications
----------------------------- ----------------------------- -----------------------------
Richard D. Seidel             Vice President/Assistant      None
                              Controller/Assistant
                              Treasurer
----------------------------- ----------------------------- -----------------------------
Michael T. Taggart            Vice President/Facilities &   None
                              Administrative Services
----------------------------- ----------------------------- -----------------------------
Molly Thompson                Vice President/Associate      None
                              Product Management Manager
----------------------------- ----------------------------- -----------------------------
Kathryn R. Williams           Vice President/Senior         Vice President/Associate
                              Counsel/ Assistant Secretary  General Counsel/Assistant
                                                            Secretary
----------------------------- ----------------------------- -----------------------------

          (b)(1)  Lincoln  Financial  Distributors,   Inc.  ("LFD")  serves  as
                  financial intermediary wholesaler for all the mutual funds in the Delaware Investments Family of Funds.

          (b)(2)  Information  with  respect  to each officer and partner of LFD and the Registrant is provided below. Unless  otherwise  noted, the principal  business address of each officer and partner of
                  LFD is 2001 Market Street, Philadelphia, PA 19103-7055.

                                       13

----------------------------- --------------------------------- ---------------------------------
Name and Principal Business   Positions and Office with LFD        Positions and Offices with
Address                                                                    Registrant
----------------------------- --------------------------------- ---------------------------------
Terrance Mullen               President                                       None
----------------------------- --------------------------------- ---------------------------------
Joel Schwartz                 Vice President                                  None
----------------------------- --------------------------------- ---------------------------------
Nancy Briguglio               Vice President                                  None
----------------------------- --------------------------------- ---------------------------------
Daniel P. Hickey(1)           Vice President                                  None
----------------------------- --------------------------------- ---------------------------------
Karina Istvan                 Vice President                                  None
----------------------------- --------------------------------- ---------------------------------
James Ryan                    Vice President                                  None
----------------------------- --------------------------------- ---------------------------------
Sharon G. Marnien             Vice President                                  None
----------------------------- --------------------------------- ---------------------------------

-------------------------------------------------------------------------------------------------
(1) 350 Church Street, Hartford, CT 06103
-------------------------------------------------------------------------------------------------

          (c)  Not applicable.

Item 28.  Location of Accounts and Records. All accounts and records required to be maintained by Section 31 (a) of the Investment  Company Act of 1940
          and the rules under that section are maintained at 2005 Market Street,
          Philadelphia,  PA  19103-7094  and 430 W. 7th Street,  Kansas City, MO
          64105.

Item 29.  Management Services.  None.

Item 30.  Undertakings.  Not applicable.

                                       14

                                   SIGNATURES

Pursuant to the  requirements  of the  Securities Act of 1933 and the Investment
Company Act of 1940, the Registrant has duly caused this Registration  Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the
City of  Philadelphia  and  Commonwealth  of  Pennsylvania  on this  29th day of
August, 2007.

                                  DELAWARE GROUP EQUITY FUNDS III

                                  By:     /s/ Patrick P. Coyne
                                          Patrick P. Coyne
                                      Chairman/President/Chief Executive Officer

          Pursuant  to the  requirements  of the  Securities  Act of 1933,  this
          Registration  Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                 Title                       Date
---------------------------- ---------------------------------- ----------------

/s/ Patrick P. Coyne         Chairman/President/Chief           August 29, 2007
Patrick P. Coyne             Executive Officer (Principal
                             Executive Officer) and Trustee

Thomas L. Bennett     *      Trustee                            August 29, 2007
Thomas L. Bennett

John A. Fry           *      Trustee                            August 29, 2007
John A. Fry

Anthony D. Knerr      *      Trustee                            August 29, 2007
Anthony D. Knerr

Lucinda S. Landreth   *      Trustee                            August 29, 2007
Lucinda S. Landreth

Ann R. Leven          *      Trustee                            August 29, 2007
Ann R. Leven

Thomas F. Madison     *      Trustee                            August 29, 2007
Thomas F. Madison

Janet L. Yeomans      *      Trustee                            August 29, 2007
Janet L. Yeomans

J. Richard Zecher     *      Trustee                            August 29, 2007
J. Richard Zecher

Richard Salus         *      Senior Vice President/Chief        August 29, 2007
Richard Salus                Financial Officer (Principal
                             Financial Officer)

                            *By: /s/ Patrick P. Coyne
                                Patrick P. Coyne
                             as Attorney-in-Fact for
                          each of the persons indicated
                 (Pursuant to Powers of Attorney filed herewith)

                                       15

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    EXHIBITS

                                       TO

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                       16

                                INDEX TO EXHIBITS
                        (Delaware Group Equity Funds III)

Exhibit No.     Exhibit

EX-99.a.3       Executed  Certificate  of  Amendment  (November 15, 2006) to the
                Agreement and Declaration of Trust

EX-99.b         Amended and Restated By-Laws (November 16, 2006)

EX-99.e.1.ii    Executed  Third  Amended  and  Restated  Financial  Intermediary
                Distribution   Agreement  (January  1,  2007)  between   Lincoln
                Financial Distributors, Inc. and Delaware Distributors, L.P., on
                behalf of the Registrant

EX-99.g.1       Form  of  Mutual  Fund  Custody  and  Services Agreement between
                Mellon Bank, N.A. and the Registrant

EX-99.g.2       Form  of  Securities  Lending Authorization between Mellon Bank,
                N.A. and the Registrant

EX-99.h.1.ii    Executed  Schedule  B (June 1, 2007) to the Shareholder Services
                Agreement

EX-99.h.2.ii    Executed Amendment No. 32 (January 9, 2007) to Schedule A to the
                Delaware Investments Family of Funds Fund Accounting Agreement

EX-99.p.1       Code  of  Ethics  for  the  Delaware Investments Family of Funds
                (September 2006)

EX-99.p.3       Code  of  Ethics  for Lincoln Financial Distributors, Inc. (June
                2007)

EX-99.q         Powers of Attorney (May 17, 2007)

                                       17